UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2022—January 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2023
Vanguard U.S. Government Bond Funds
Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Treasury Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	3
About Your Fund’s Expenses	6
Short-Term Treasury Fund	8
Short-Term Federal Fund	24
Intermediate-Term Treasury Fund	43
Long-Term Treasury Fund	60
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, returns of the four funds in this report ranged from –21.78% to –2.99%. Investor Shares of Vanguard Long-Term Treasury Fund returned the least, while Admiral Shares of Vanguard Short-Term Treasury Fund held up the best. Although all share classes in all four funds posted negative returns, only the Investor and Admiral Shares of the Long-Term Treasury Fund trailed those of their benchmark.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation across much of the world continued climbing to multidecade highs amid supply-chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	The sharp rise in yields increased fears of recession and weighed heavily on bond prices.
•	With yields rising and prices falling, U.S. Treasuries returned –8.54%, holding up better than corporate bonds (–9.33%) but doing worse than mortgage-backed securities (–7.27%).
•	The Short-Term Federal Fund’s holdings of futures contracts helped its performance for the 12 months. The fund regularly uses derivatives to hedge portfolio risks.
1

Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
2

Advisor’s Report
For the 12 months ended January 31, 2023, rising bond yields and falling prices led to an unfavorable environment across the fixed income market. Among the four funds in this report, Vanguard Short-Term Treasury Fund returned –2.99%, Vanguard Intermediate-Term Treasury Fund –6.66%, and Vanguard Long-Term Treasury Fund –21.70%, while Vanguard Short-Term Federal Fund returned –3.29%. (The returns and yields cited in this report are for Admiral Shares.) All but the Long-Term Treasury Fund declined less than their benchmarks.
Each fund’s 30-day SEC yield—a proxy for its potential annualized rate of income—rose over the period. It rose 354 basis points (3.54 percentage points) to 4.19% for the Short-Term Treasury Fund, 235 basis points to 3.63% for the
Intermediate-Term Treasury Fund, and 160 basis points to 3.61% for the Long-Term Treasury Fund. The yield of the Short-Term Federal Fund rose 281 basis points to 3.97%.
Investment environment
The period was defined by a historic rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Early on, supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.

Yields of U.S. Treasury Securities
Maturity	January 31, 2022	January 31, 2023
2 years	1.18%	4.20%
5 years	1.61	3.62
10 years	1.78	3.51
30 years	2.11	3.63
Source: Vanguard.
3

In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target from near zero in March 2022 to a range of 4.5%–4.75% just after the close of the funds’ fiscal year.
Late in 2022, though, inflation readings began to ease down from multidecade highs, and the Fed began slowing the pace of its rate hikes. But monetary policy tightening contributed to a steep rise in yields over the 12 months, especially at the front end of the curve. The 2-year U.S. Treasury yield jumped 3.02 percentage points to end the period at 4.20%, while the 10-year U.S. Treasury yield climbed 1.73 percentage points to 3.51%. (Changes in yields may reflect rounding.)
Management of the portfolio
The performance of all four funds benefited from our decision to continue shortening fund durations. Shorter durations tend to help fund performance during periods of less accommodative monetary policy.
Shorter average durations were the main driver of outperformance for the Short-Term Treasury Fund, Intermediate-Term Treasury Fund, and Short-Term Federal Fund. A position in TIPS through August also helped those funds’ performance.
In addition to shorter durations, the Long-Term Treasury Fund benefited from holding mortgage-backed securities. But exposure to government agency debentures held back performance and was the biggest reason why the fund lagged its benchmark.
Outlook
The recent significant negative annual returns have understandably been distressing for bond investors.
With the repricing that has occurred, however, the outlook is substantially better than it was a year ago. Although the bond market may continue to see volatility given that the Fed is likely to further raise rates, today’s higher yields mean bonds can offer more of a cushion against additional price declines.
Energy supply-and-demand concerns, diminishing capital flows, declining trade volumes, and falling output per person in all likelihood will lead to a global recession in the coming year. Although the markets may turn choppier as monetary policy normalizes, higher rates should translate into more attractive future returns for bond investors.
4

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the funds’ performance.
Brian Quigley, CFA
Portfolio Manager
John Madziyire, CFA,
Portfolio Manager
Vanguard Fixed Income Group
February 13, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$988.30	$1.00
Admiral™ Shares	1,000.00	988.80	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$990.10	$1.00
Admiral Shares	1,000.00	990.60	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$971.10	$0.99
Admiral Shares	1,000.00	971.60	0.50
Long-Term Treasury Fund
Investor Shares	$1,000.00	$929.70	$0.97
Admiral Shares	1,000.00	930.20	0.49
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Short-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Fund Investor Shares	-3.08%	0.90%	0.66%	$10,675
Bloomberg U.S. 1-5 Year Treasury Bond Index	-3.51	0.97	0.80	10,829
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Treasury Fund Admiral Shares	-2.99%	1.00%	0.76%	$53,910
Bloomberg U.S. 1-5 Year Treasury Bond Index	-3.51	0.97	0.80	54,143
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.
8

Short-Term Treasury Fund
Fund Allocation
As of January 31, 2023
Government Mortgage-Backed Securities	9.1%
U.S. Government Securities	90.9
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
9

Short-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (98.9%)
U.S. Government Securities (89.9%)
	United States Treasury Note/Bond	3.000%	2/8/23	18,000	17,558
	United States Treasury Note/Bond	2.125%	2/29/24	84,600	82,260
	United States Treasury Note/Bond	0.250%	3/15/24	174,000	165,599
	United States Treasury Note/Bond	2.250%	3/31/24	95,000	92,373
	United States Treasury Note/Bond	0.375%	4/15/24	83,300	79,161
	United States Treasury Note/Bond	2.000%	4/30/24	60,000	58,069
	United States Treasury Note/Bond	2.250%	4/30/24	143,000	138,844
[1]	United States Treasury Note/Bond	2.500%	4/30/24	174,000	169,432
	United States Treasury Note/Bond	0.250%	5/15/24	100,000	94,562
	United States Treasury Note/Bond	2.500%	5/15/24	80,000	77,850
	United States Treasury Note/Bond	2.000%	5/31/24	175,000	169,094
	United States Treasury Note/Bond	2.000%	6/30/24	151,000	145,691
	United States Treasury Note/Bond	3.000%	6/30/24	76,000	74,373
	United States Treasury Note/Bond	1.750%	7/31/24	50,000	48,008
	United States Treasury Note/Bond	3.000%	7/31/24	66,000	64,577
	United States Treasury Note/Bond	2.375%	8/15/24	169,000	163,719
	United States Treasury Note/Bond	1.875%	8/31/24	30,000	28,819
	United States Treasury Note/Bond	0.750%	11/15/24	345,600	324,540
	United States Treasury Note/Bond	1.000%	12/15/24	148,000	139,374
	United States Treasury Note/Bond	1.125%	1/15/25	118,000	111,197
	United States Treasury Note/Bond	1.375%	1/31/25	17,300	16,376
	United States Treasury Note/Bond	2.500%	1/31/25	57,400	55,534
	United States Treasury Note/Bond	1.500%	2/15/25	289,988	274,855
	United States Treasury Note/Bond	1.125%	2/28/25	57,400	53,974
	United States Treasury Note/Bond	1.750%	3/15/25	273,000	259,862
	United States Treasury Note/Bond	2.625%	4/15/25	254,000	246,062
	United States Treasury Note/Bond	2.875%	4/30/25	100,000	97,375
	United States Treasury Note/Bond	2.750%	5/15/25	120,000	116,550
	United States Treasury Note/Bond	0.250%	5/31/25	163,000	149,349
	United States Treasury Note/Bond	2.875%	6/15/25	250,500	244,003
	United States Treasury Note/Bond	3.000%	7/15/25	160,100	156,323
	United States Treasury Note/Bond	3.125%	8/15/25	156,500	153,272
	United States Treasury Note/Bond	0.250%	8/31/25	32,000	29,110
	United States Treasury Note/Bond	2.750%	8/31/25	35,000	33,939
	United States Treasury Note/Bond	3.500%	9/15/25	168,100	166,235
	United States Treasury Note/Bond	3.000%	9/30/25	100,000	97,562
	United States Treasury Note/Bond	4.500%	11/15/25	51,800	52,577
10

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	0.375%	11/30/25	191,000	173,094
	United States Treasury Note/Bond	0.375%	1/31/26	20,000	18,044
	United States Treasury Note/Bond	0.500%	2/28/26	197,100	178,068
	United States Treasury Note/Bond	0.750%	3/31/26	47,000	42,755
	United States Treasury Note/Bond	0.750%	4/30/26	60,000	54,412
	United States Treasury Note/Bond	0.750%	5/31/26	74,000	66,970
	United States Treasury Note/Bond	2.125%	5/31/26	12,000	11,379
	United States Treasury Note/Bond	0.625%	7/31/26	120,000	107,700
	United States Treasury Note/Bond	1.875%	7/31/26	110,000	103,228
	United States Treasury Note/Bond	1.500%	8/15/26	121,000	111,925
	United States Treasury Note/Bond	0.750%	8/31/26	88,500	79,609
	United States Treasury Note/Bond	0.875%	9/30/26	100,000	90,203
	United States Treasury Note/Bond	1.125%	10/31/26	108,100	98,253
	United States Treasury Note/Bond	1.250%	11/30/26	38,600	35,198
	United States Treasury Note/Bond	1.250%	12/31/26	135,000	122,913
	United States Treasury Note/Bond	1.875%	2/28/27	64,200	59,766
	United States Treasury Note/Bond	2.750%	4/30/27	41,000	39,488
	United States Treasury Note/Bond	1.250%	3/31/28	12,554	11,165
	United States Treasury Note/Bond	1.250%	4/30/28	22,000	19,532
	United States Treasury Note/Bond	2.875%	5/15/28	43,400	41,827
	United States Treasury Note/Bond	1.250%	5/31/28	30,500	27,031
	United States Treasury Note/Bond	1.000%	7/31/28	75,000	65,297
	United States Treasury Note/Bond	1.125%	8/31/28	70,000	61,272
					6,067,187
Conventional Mortgage-Backed Securities (5.1%)
[2,3]	UMBS Pool	6.000%	9/1/26–11/1/52	1,398	1,458
[2,3,4]	UMBS Pool	4.000%	2/16/38	51,000	50,713
[2,3,4]	UMBS Pool	4.500%	2/16/38–3/13/53	204,500	204,802
[2,3]	UMBS Pool	5.000%	9/1/52–1/1/53	83,878	84,356
[2,3]	UMBS Pool	5.500%	10/1/52	263	438
					341,767
Nonconventional Mortgage-Backed Securities (3.9%)
[2,3]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	117,494	94,782
[2,3]	Freddie Mac REMICS	3.000%	11/25/50–2/25/52	73,038	59,083
[2,3]	Freddie Mac REMICS	2.000%	12/25/51	1,275	893
[2]	Ginnie Mae	3.000%	11/20/50–12/20/51	105,135	85,529
[2]	Ginnie Mae	1.500%	5/20/51–12/20/51	6,217	4,395
[2]	Ginnie Mae	2.500%	9/20/51	13,313	10,487
[2]	Ginnie Mae	2.000%	11/20/51	7,211	4,924
[2]	Ginnie Mae	3.500%	11/20/51	2,463	2,108
					262,201
Total U.S. Government and Agency Obligations (Cost $6,829,413)					6,671,155
11

Short-Term Treasury Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[5]	Vanguard Market Liquidity Fund (Cost $8,449)	4.437%	84,520	8,451
Total Investments (99.0%) (Cost $6,837,862)				6,679,606
Other Assets and Liabilities—Net (1.0%)				65,370
Net Assets (100%)				6,744,976
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $12,963,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	889	182,821	(308)
5-Year U.S. Treasury Note	March 2023	3,946	431,070	(1,096)
10-Year U.S. Treasury Note	March 2023	859	98,369	(362)
				(1,766)
Short Futures Contracts
Long U.S. Treasury Bond	March 2023	(166)	(21,559)	(555)
Ultra 10-Year U.S. Treasury Note	March 2023	(1,117)	(135,384)	76
Ultra Long U.S. Treasury Bond	March 2023	(1,988)	(281,799)	(8,026)
				(8,505)
				(10,271)

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,829,413)	6,671,155
Affiliated Issuers (Cost $8,449)	8,451
Total Investments in Securities	6,679,606
Investment in Vanguard	251
Cash	568
Receivables for Investment Securities Sold	991,345
Receivables for Accrued Income	33,142
Receivables for Capital Shares Issued	9,604
Variation Margin Receivable—Futures Contracts	1,127
Other Assets	130
Total Assets	7,715,773
Liabilities
Payables for Investment Securities Purchased	955,339
Payables for Capital Shares Redeemed	12,382
Payables for Distributions	2,756
Payables to Vanguard	320
Total Liabilities	970,797
Net Assets	6,744,976
At January 31, 2023, net assets consisted of:

Paid-in Capital	7,242,886
Total Distributable Earnings (Loss)	(497,910)
Net Assets	6,744,976

Investor Shares—Net Assets
Applicable to 56,986,943 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	569,950
Net Asset Value Per Share—Investor Shares	$10.00

Admiral Shares—Net Assets
Applicable to 617,415,309 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,175,026
Net Asset Value Per Share—Admiral Shares	$10.00

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	160,940
Total Income	160,940
Expenses
The Vanguard Group—Note B
Investment Advisory Services	459
Management and Administrative—Investor Shares	973
Management and Administrative—Admiral Shares	5,586
Marketing and Distribution—Investor Shares	42
Marketing and Distribution—Admiral Shares	322
Custodian Fees	32
Auditing Fees	33
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	53
Trustees’ Fees and Expenses	2
Other Expenses	15
Total Expenses	7,540
Expenses Paid Indirectly	(13)
Net Expenses	7,527
Net Investment Income	153,413
Realized Net Gain (Loss)
Investment Securities Sold[1]	(300,984)
Futures Contracts	586
Realized Net Gain (Loss)	(300,398)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(66,677)
Futures Contracts	(6,311)
Change in Unrealized Appreciation (Depreciation)	(72,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	(219,973)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,316,000, $65,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,413	33,805
Realized Net Gain (Loss)	(300,398)	(24,797)
Change in Unrealized Appreciation (Depreciation)	(72,988)	(127,117)
Net Increase (Decrease) in Net Assets Resulting from Operations	(219,973)	(118,109)
Distributions
Investor Shares	(11,429)	(3,666)
Admiral Shares	(141,900)	(47,667)
Total Distributions	(153,329)	(51,333)
Capital Share Transactions
Investor Shares	15,629	(104,604)
Admiral Shares	(330,361)	(811,375)
Net Increase (Decrease) from Capital Share Transactions	(314,732)	(915,979)
Total Increase (Decrease)	(688,034)	(1,085,421)
Net Assets
Beginning of Period	7,433,010	8,518,431
End of Period	6,744,976	7,433,010

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.54	$10.77	$10.64	$10.48	$10.49
Investment Operations
Net Investment Income[1]	.215	.036	.070	.245	.227
Net Realized and Unrealized Gain (Loss) on Investments	(.540)	(.207)	.286	.160	(.009)
Total from Investment Operations	(.325)	(.171)	.356	.405	.218
Distributions
Dividends from Net Investment Income	(.215)	(.035)	(.070)	(.245)	(.228)
Distributions from Realized Capital Gains	—	(.024)	(.156)	—	—
Total Distributions	(.215)	(.059)	(.226)	(.245)	(.228)
Net Asset Value, End of Period	$10.00	$10.54	$10.77	$10.64	$10.48
Total Return[2]	-3.08%	-1.60%	3.35%	3.91%	2.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$570	$582	$701	$655	$671
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.12%	0.34%	0.64%	2.30%	2.18%
Portfolio Turnover Rate[4]	284%	213%	357%	340%	282%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 27%, 4%, 57%, 5%, and 37%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Short-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.54	$10.77	$10.64	$10.48	$10.49
Investment Operations
Net Investment Income[1]	.224	.047	.079	.254	.238
Net Realized and Unrealized Gain (Loss) on Investments	(.539)	(.207)	.288	.162	(.010)
Total from Investment Operations	(.315)	(.160)	.367	.416	.228
Distributions
Dividends from Net Investment Income	(.225)	(.046)	(.081)	(.256)	(.238)
Distributions from Realized Capital Gains	—	(.024)	(.156)	—	—
Total Distributions	(.225)	(.070)	(.237)	(.256)	(.238)
Net Asset Value, End of Period	$10.00	$10.54	$10.77	$10.64	$10.48
Total Return[2]	-2.99%	-1.50%	3.46%	4.01%	2.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,175	$6,851	$7,818	$8,243	$7,385
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.20%	0.44%	0.73%	2.40%	2.28%
Portfolio Turnover Rate[4]	284%	213%	357%	340%	282%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 27%, 4%, 57%, 5%, and 37%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Short-Term Treasury Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts cash of $141,000 in connection with TBA transactions.
18

Short-Term Treasury Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 11% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Short-Term Treasury Fund
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
20

Short-Term Treasury Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $251,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,671,155	—	6,671,155
Temporary Cash Investments	8,451	—	—	8,451
Total	8,451	6,671,155	—	6,679,606
Derivative Financial Instruments
Assets
Futures Contracts[1]	76	—	—	76
Liabilities
Futures Contracts[1]	10,347	—	—	10,347
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
21

Short-Term Treasury Fund
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,100
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(317,409)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(180,845)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	153,329	41,730
Long-Term Capital Gains	—	9,603
Total	153,329	51,333
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,860,451
Gross Unrealized Appreciation	34,585
Gross Unrealized Depreciation	(215,430)
Net Unrealized Appreciation (Depreciation)	(180,845)
F.	During the year ended January 31, 2023, the fund purchased $18,883,675,000 of investment securities and sold $18,576,583,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $0 and sales were $72,778,000, resulting in net
22

Short-Term Treasury Fund
realized gain of $263,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	246,805	24,453	143,058	13,378
Issued in Lieu of Cash Distributions	10,550	1,046	3,414	319
Redeemed	(241,726)	(23,778)	(251,076)	(23,483)
Net Increase (Decrease)—Investor Shares	15,629	1,721	(104,604)	(9,786)
Admiral Shares
Issued	2,281,386	225,040	1,662,551	155,781
Issued in Lieu of Cash Distributions	120,863	11,976	41,703	3,898
Redeemed	(2,732,610)	(269,877)	(2,515,629)	(235,349)
Net Increase (Decrease)—Admiral Shares	(330,361)	(32,861)	(811,375)	(75,670)
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
23

Short-Term Federal Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Federal Fund Investor Shares	-3.39%	1.05%	0.83%	$10,857
Bloomberg U.S. 1-5 Year Government Bond Index	-3.51	0.96	0.80	10,833
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Federal Fund Admiral Shares	-3.29%	1.16%	0.93%	$54,828
Bloomberg U.S. 1-5 Year Government Bond Index	-3.51	0.96	0.80	54,166
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.
24

Short-Term Federal Fund
Fund Allocation
As of January 31, 2023
Agency Bonds and Notes	55.4%
Asset-Backed/Commercial Mortgage-Backed Securities	1.6
Government Mortgage-Backed Securities	18.7
U.S. Government Securities	24.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
25

Short-Term Federal Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (102.3%)
U.S. Government Securities (25.2%)
[1]	United States Treasury Note/Bond	2.250%	4/30/24	250,000	242,734
	United States Treasury Note/Bond	3.000%	6/30/24	248,000	242,691
	United States Treasury Note/Bond	4.375%	10/31/24	62,500	62,519
	United States Treasury Note/Bond	1.125%	1/15/25	21,400	20,166
	United States Treasury Note/Bond	1.500%	2/15/25	69,600	65,968
	United States Treasury Note/Bond	2.750%	5/15/25	100,000	97,125
	United States Treasury Note/Bond	2.875%	6/15/25	161,425	157,238
	United States Treasury Note/Bond	3.000%	7/15/25	103,000	100,570
	United States Treasury Note/Bond	3.125%	8/15/25	53,500	52,397
	United States Treasury Note/Bond	4.250%	10/15/25	41,700	42,026
	United States Treasury Note/Bond	4.500%	11/15/25	110,000	111,650
	United States Treasury Note/Bond	3.875%	1/15/26	20,000	20,000
	United States Treasury Note/Bond	4.125%	9/30/27	99,200	101,199
	United States Treasury Note/Bond	3.875%	12/31/27	60,000	60,675
	United States Treasury Note/Bond	3.500%	1/31/28	17,000	16,926
					1,393,884
Agency Bonds and Notes (57.6%)
[2]	AID-Israel	0.000%	11/1/24	6,905	6,379
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,151
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,154
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	246,676
	Federal Home Loan Banks	0.830%	2/10/27	136,475	120,135
	Federal Home Loan Banks	0.850%	2/17/27	100,000	88,090
	Federal Home Loan Banks	1.020%	2/24/27	10,570	9,386
	Federal Home Loan Banks	0.900%	2/26/27	105,695	93,241
	Federal Home Loan Banks	0.920%	2/26/27	25,900	22,876
	Federal Home Loan Banks	1.115%	2/26/27	49,145	43,805
[3]	Federal Home Loan Mortgage Corp.	4.000%	8/28/24	45,950	45,439
[3]	Federal Home Loan Mortgage Corp.	4.000%	12/30/24	300,000	295,915
[3]	Federal Home Loan Mortgage Corp.	5.150%	1/24/25	250,000	250,444
[3]	Federal Home Loan Mortgage Corp.	4.000%	2/28/25	226,200	223,050
[3]	Federal Home Loan Mortgage Corp.	4.320%	3/21/25	150,000	148,588
[3]	Federal Home Loan Mortgage Corp.	0.680%	8/6/25	73,100	66,922
[3]	Federal Home Loan Mortgage Corp.	4.050%	8/28/25	125,000	123,103
[3]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	52,220
[3]	Federal Home Loan Mortgage Corp.	4.200%	8/28/25	151,000	148,994
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	158,447
26

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	176,615
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	125,472
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	163,517
[3]	Freddie Mac Coupon Strips	0.000%	3/15/31	4,455	3,229
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	21,820	15,818
	Private Export Funding Corp.	3.550%	1/15/24	8,700	8,577
	Private Export Funding Corp.	1.400%	7/15/28	26,000	22,626
	Resolution Funding Corp. Interest Strip	0.000%	1/15/30	4,155	3,154
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	394,377	299,644
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	227,307	170,904
	Tennessee Valley Authority	1.500%	9/15/31	50,000	40,811
					3,186,382
Conventional Mortgage-Backed Securities (14.0%)
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	2,178	2,029
[3,4]	UMBS Pool	2.000%	10/1/27–3/1/37	114,929	104,703
[3,4]	UMBS Pool	3.500%	1/1/33–9/1/48	69,258	67,859
[3,4]	UMBS Pool	3.000%	12/1/34	182	175
[3,4,5]	UMBS Pool	2.500%	2/1/35	76	137
[3,4]	UMBS Pool	1.500%	12/1/35–12/1/36	141,562	125,624
[3,4,5]	UMBS Pool	4.500%	1/1/38–3/13/53	354,500	356,468
[3,4,5]	UMBS Pool	4.000%	2/16/38	64,250	63,889
[3,4,5]	UMBS Pool	5.000%	9/1/52–3/13/53	54,358	54,604
					775,488
Nonconventional Mortgage-Backed Securities (5.5%)
[3,4]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	108,244	87,154
[3,4]	Fannie Mae REMICS	1.500%	12/25/51	19,394	12,885
[3,4]	Freddie Mac REMICS	3.000%	9/25/50–2/25/52	95,366	76,361
[3,4]	Freddie Mac REMICS	2.000%	12/25/51	176	123
[4]	Ginnie Mae	3.000%	11/20/50–12/20/51	95,215	77,218
[4]	Ginnie Mae	1.500%	2/20/51–12/20/51	37,195	31,637
[4]	Ginnie Mae	2.500%	9/20/51	3,244	2,544
[4]	Ginnie Mae	2.000%	11/20/51	17,805	14,046
[4]	Ginnie Mae	3.500%	11/20/51	555	475
					302,443
Total U.S. Government and Agency Obligations (Cost $5,972,942)					5,658,197
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
[3,4]	FHLMC Multifamily Structured Class A2 Series K044 Pass Through Certificates	2.811%	1/25/25	15,839	15,342
[3,4]	FHLMC Multifamily Structured Class A2 Series K045 Pass Through Certificates	3.023%	1/25/25	9,110	8,846
[3,4]	FHLMC Multifamily Structured Class A2 Series K046 Pass Through Certificates	3.205%	3/25/25	17,000	16,550
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K035 Pass Through Certificates	0.315%	8/25/23	6,351	9
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K036 Pass Through Certificates	0.682%	10/25/23	3,321	11
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K037 Pass Through Certificates	0.909%	1/25/24	57,737	369
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K038 Pass Through Certificates	1.076%	3/25/24	2,078	18
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K040 Pass Through Certificates	0.695%	9/25/24	4,053	33
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.509%	12/25/24	19,426	168
27

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.636%	11/25/25	2,299	33
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.877%	12/25/25	9,911	201
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	1.156%	1/25/26	116,409	3,234
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	1.345%	3/25/26	3,673	125
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	1.168%	7/25/26	132,473	4,188
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.915%	8/25/26	6,612	176
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.304%	9/25/26	3,004	27
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.070%	10/25/26	10,940	31
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.292%	12/25/26	76,970	791
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.602%	3/25/27	2,998	63
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.667%	4/25/27	35,209	827
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.424%	8/25/27	4,272	71
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K088 Pass Through Certificates	0.510%	1/25/29	269,300	7,068
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K104 Pass Through Certificates	1.125%	1/25/30	54,936	3,341
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K105 Pass Through Certificates	1.523%	1/25/30	53,080	4,421
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K110 Pass Through Certificates	1.697%	4/25/30	20,212	1,864
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K135 Pass Through Certificates	0.191%	10/25/31	265,725	3,553
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K140 Pass Through Certificates	0.291%	1/25/32	127,979	2,884
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series K148 Pass Through Certificates	0.250%	7/25/32	164,958	3,685
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KG02 Pass Through Certificates	1.021%	8/25/29	15,499	781
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KG04 Pass Through Certificates	0.851%	11/25/30	10,981	554
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KG05 Pass Through Certificates	0.312%	1/25/31	114,000	2,332
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KG06 Pass Through Certificates	0.532%	10/25/31	36,977	1,330
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KG07 Pass Through Certificates	0.002%	8/25/32	231,600	962
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KIR1 Pass Through Certificates	1.037%	3/25/26	88,316	2,416
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KSG2 Pass Through Certificates	0.122%	11/25/31	351,262	3,333
[3,4,6,7]	FHLMC Multifamily Structured Class X1 Series KW10 Pass Through Certificates	0.639%	9/25/29	53,409	1,826
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $94,091)					91,463
28

Short-Term Federal Fund
		Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[8]	Vanguard Market Liquidity Fund (Cost $63,254)	4.437%		632,708	63,265
Total Investments (105.1%) (Cost $6,130,287)					5,812,925
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.1%)
[3,4,5]	UMBS Pool	5.500%	2/13/53	(3,168)	(3,062)
[3,4,5]	UMBS Pool	6.000%	2/13/53	(97)	(94)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $3,325)					(3,156)
Other Assets and Liabilities—Net (-5.0%)					(277,544)
Net Assets (100%)					5,532,225
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $23,654,000 have been segregated as initial margin for open futures contracts.
2	U.S. government-guaranteed.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
6	Interest-only security.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
29

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	2,435	500,754	(363)
5-Year U.S. Treasury Note	March 2023	2,479	270,811	(138)
				(501)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(5,692)	(651,823)	(8,143)
Long U.S. Treasury Bond	March 2023	(164)	(21,300)	(549)
Ultra 10-Year U.S. Treasury Note	March 2023	(1,617)	(195,985)	(1,813)
Ultra Long U.S. Treasury Bond	March 2023	(1,376)	(195,048)	(5,242)
				(15,747)
				(16,248)

See accompanying Notes, which are an integral part of the Financial Statements.
30

Short-Term Federal Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,067,033)	5,749,660
Affiliated Issuers (Cost $63,254)	63,265
Total Investments in Securities	5,812,925
Investment in Vanguard	209
Receivables for Investment Securities Sold	567,696
Receivables for Accrued Income	33,186
Receivables for Capital Shares Issued	6,476
Other Assets	111
Total Assets	6,420,603
Liabilities
Due to Custodian	1,305
Payables for Investment Securities Purchased	872,986
Payables for Capital Shares Redeemed	8,188
Payables for Distributions	1,884
Payables to Vanguard	264
Liability for Sale Commitments, at Value (Proceeds $3,325)	3,156
Variation Margin Payable—Futures Contracts	595
Total Liabilities	888,378
Net Assets	5,532,225
At January 31, 2023, net assets consisted of:

Paid-in Capital	6,082,041
Total Distributable Earnings (Loss)	(549,816)
Net Assets	5,532,225

Investor Shares—Net Assets
Applicable to 47,237,833 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	479,315
Net Asset Value Per Share—Investor Shares	$10.15

Admiral Shares—Net Assets
Applicable to 497,978,685 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,052,910
Net Asset Value Per Share—Admiral Shares	$10.15

See accompanying Notes, which are an integral part of the Financial Statements.
31

Short-Term Federal Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	131,155
Total Income	131,155
Expenses
The Vanguard Group—Note B
Investment Advisory Services	443
Management and Administrative—Investor Shares	932
Management and Administrative—Admiral Shares	5,340
Marketing and Distribution—Investor Shares	44
Marketing and Distribution—Admiral Shares	309
Custodian Fees	74
Auditing Fees	35
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	90
Trustees’ Fees and Expenses	2
Other Expenses	16
Total Expenses	7,306
Expenses Paid Indirectly	(13)
Net Expenses	7,293
Net Investment Income	123,862
Realized Net Gain (Loss)
Investment Securities Sold[1]	(324,958)
Futures Contracts	129,860
Realized Net Gain (Loss)	(195,098)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(184,392)
Futures Contracts	(23,802)
Change in Unrealized Appreciation (Depreciation)	(208,194)
Net Increase (Decrease) in Net Assets Resulting from Operations	(279,430)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,300,000, $275,000, less than $1,000, and $11,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Short-Term Federal Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	123,862	48,756
Realized Net Gain (Loss)	(195,098)	65,459
Change in Unrealized Appreciation (Depreciation)	(208,194)	(226,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	(279,430)	(112,368)
Distributions
Investor Shares	(9,215)	(10,072)
Admiral Shares	(114,891)	(116,874)
Total Distributions	(124,106)	(126,946)
Capital Share Transactions
Investor Shares	(103,279)	(135,375)
Admiral Shares	(1,830,715)	197,355
Net Increase (Decrease) from Capital Share Transactions	(1,933,994)	61,980
Total Increase (Decrease)	(2,337,530)	(177,334)
Net Assets
Beginning of Period	7,869,755	8,047,089
End of Period	5,532,225	7,869,755

See accompanying Notes, which are an integral part of the Financial Statements.
33

Short-Term Federal Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.70	$11.02	$10.79	$10.57	$10.55
Investment Operations
Net Investment Income[1]	.182	.054	.125	.246	.208
Net Realized and Unrealized Gain (Loss) on Investments	(.545)	(.215)	.274	.221	.021
Total from Investment Operations	(.363)	(.161)	.399	.467	.229
Distributions
Dividends from Net Investment Income	(.187)	(.053)	(.127)	(.247)	(.209)
Distributions from Realized Capital Gains	—	(.106)	(.042)	—	—
Total Distributions	(.187)	(.159)	(.169)	(.247)	(.209)
Net Asset Value, End of Period	$10.15	$10.70	$11.02	$10.79	$10.57
Total Return[2]	-3.39%	-1.48%	3.71%	4.46%	2.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$479	$612	$767	$623	$622
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.76%	0.50%	1.14%	2.30%	1.98%
Portfolio Turnover Rate[4]	442%	424%	663%	499%	327%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 86%, 87%, 180%, 32%, and 90%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
34

Short-Term Federal Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.70	$11.02	$10.79	$10.57	$10.55
Investment Operations
Net Investment Income[1]	.189	.065	.130	.257	.219
Net Realized and Unrealized Gain (Loss) on Investments	(.542)	(.215)	.280	.220	.020
Total from Investment Operations	(.353)	(.150)	.410	.477	.239
Distributions
Dividends from Net Investment Income	(.197)	(.064)	(.138)	(.257)	(.219)
Distributions from Realized Capital Gains	—	(.106)	(.042)	—	—
Total Distributions	(.197)	(.170)	(.180)	(.257)	(.219)
Net Asset Value, End of Period	$10.15	$10.70	$11.02	$10.79	$10.57
Total Return[2]	-3.29%	-1.38%	3.81%	4.56%	2.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,053	$7,258	$7,280	$4,371	$3,963
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.84%	0.59%	1.19%	2.40%	2.08%
Portfolio Turnover Rate[4]	442%	424%	663%	499%	327%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 86%, 87%, 180%, 32%, and 90%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
35

Short-Term Federal Fund
Notes to Financial Statements
Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts securities with a value of $381,000 and cash of $611,000 in connection with TBA transactions.
36

Short-Term Federal Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 15% and 19% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
37

Short-Term Federal Fund
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
38

Short-Term Federal Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $209,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
39

Short-Term Federal Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,658,197	—	5,658,197
Asset-Backed/Commercial Mortgage-Backed Securities	—	91,463	—	91,463
Temporary Cash Investments	63,265	—	—	63,265
Total	63,265	5,749,660	—	5,812,925
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	3,156	—	3,156
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	16,248	—	—	16,248
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,909
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(232,855)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(317,986)
40

Short-Term Federal Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	124,106	80,883
Long-Term Capital Gains	—	46,063
Total	124,106	126,946
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,131,079
Gross Unrealized Appreciation	23,028
Gross Unrealized Depreciation	(341,014)
Net Unrealized Appreciation (Depreciation)	(317,986)
F.	During the year ended January 31, 2023, the fund purchased $30,757,313,000 of investment securities and sold $32,663,189,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $0 and sales were $75,101,000, resulting in net realized gain of $271,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	105,918	10,330	221,361	20,241
Issued in Lieu of Cash Distributions	8,218	807	8,922	821
Redeemed	(217,415)	(21,103)	(365,658)	(33,486)
Net Increase (Decrease)—Investor Shares	(103,279)	(9,966)	(135,375)	(12,424)
41

Short-Term Federal Fund
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	2,647,414	255,182	3,483,716	318,684
Issued in Lieu of Cash Distributions	98,482	9,653	101,385	9,331
Redeemed	(4,576,611)	(444,960)	(3,387,746)	(310,586)
Net Increase (Decrease)—Admiral Shares	(1,830,715)	(180,125)	197,355	17,429
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
42

Intermediate-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Fund Investor Shares	-6.75%	1.13%	1.02%	$11,066
Bloomberg U.S. 5-10 Year Treasury Bond Index	-8.37	1.04	1.12	11,175
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Treasury Fund Admiral Shares	-6.66%	1.23%	1.12%	$55,887
Bloomberg U.S. 5-10 Year Treasury Bond Index	-8.37	1.04	1.12	55,877
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.
43

Intermediate-Term Treasury Fund
Fund Allocation
As of January 31, 2023
Agency Bonds and Notes	3.8%
Government Mortgage-Backed Securities	6.3
U.S. Government Securities	89.9
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
44

Intermediate-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (89.8%)
United States Treasury Note/Bond	1.625%	2/15/26	132,184	123,716
United States Treasury Note/Bond	0.500%	2/28/26	165,100	149,158
United States Treasury Note/Bond	0.750%	3/31/26	73,000	66,407
United States Treasury Note/Bond	0.750%	4/30/26	140,000	126,962
United States Treasury Note/Bond	1.625%	5/15/26	52,300	48,786
United States Treasury Note/Bond	0.750%	5/31/26	130,300	117,921
United States Treasury Note/Bond	2.125%	5/31/26	40,300	38,216
United States Treasury Note/Bond	0.875%	6/30/26	103,500	93,926
United States Treasury Note/Bond	0.625%	7/31/26	95,000	85,262
United States Treasury Note/Bond	1.500%	8/15/26	123,000	113,775
United States Treasury Note/Bond	0.750%	8/31/26	153,200	137,808
United States Treasury Note/Bond	0.875%	9/30/26	5,800	5,232
United States Treasury Note/Bond	1.125%	10/31/26	33,000	29,994
United States Treasury Note/Bond	1.625%	10/31/26	15,000	13,894
United States Treasury Note/Bond	2.000%	11/15/26	55,100	51,708
United States Treasury Note/Bond	1.250%	12/31/26	80,000	72,837
United States Treasury Note/Bond	1.875%	2/28/27	7,700	7,168
United States Treasury Note/Bond	0.625%	12/31/27	58,500	50,685
United States Treasury Note/Bond	2.750%	2/15/28	28,500	27,342
United States Treasury Note/Bond	1.125%	2/29/28	103,940	91,987
United States Treasury Note/Bond	1.250%	3/31/28	117,900	104,857
United States Treasury Note/Bond	1.250%	4/30/28	122,900	109,112
United States Treasury Note/Bond	2.875%	5/15/28	104,700	100,905
United States Treasury Note/Bond	1.250%	5/31/28	117,500	104,134
United States Treasury Note/Bond	1.250%	6/30/28	137,600	121,755
United States Treasury Note/Bond	1.000%	7/31/28	132,500	115,358
United States Treasury Note/Bond	2.875%	8/15/28	159,700	153,686
United States Treasury Note/Bond	5.500%	8/15/28	50,000	54,516
United States Treasury Note/Bond	1.125%	8/31/28	107,150	93,790
United States Treasury Note/Bond	1.250%	9/30/28	124,700	109,736
United States Treasury Note/Bond	1.375%	10/31/28	136,130	120,475
United States Treasury Note/Bond	3.125%	11/15/28	88,100	85,829
United States Treasury Note/Bond	5.250%	11/15/28	31,500	34,114
United States Treasury Note/Bond	1.500%	11/30/28	131,089	116,669
United States Treasury Note/Bond	1.750%	1/31/29	154,300	139,015
United States Treasury Note/Bond	2.625%	2/15/29	54,500	51,605
United States Treasury Note/Bond	5.250%	2/15/29	15,000	16,270
45

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.875%	2/28/29	109,500	99,269
	United States Treasury Note/Bond	2.375%	3/31/29	127,750	119,147
	United States Treasury Note/Bond	2.875%	4/30/29	124,800	119,769
	United States Treasury Note/Bond	2.375%	5/15/29	81,000	75,482
	United States Treasury Note/Bond	2.750%	5/31/29	95,400	90,868
	United States Treasury Note/Bond	3.250%	6/30/29	106,500	104,403
	United States Treasury Note/Bond	2.625%	7/31/29	96,400	91,098
	United States Treasury Note/Bond	3.125%	8/31/29	62,500	60,820
	United States Treasury Note/Bond	3.875%	9/30/29	46,000	46,791
	United States Treasury Note/Bond	4.000%	10/31/29	59,200	60,680
	United States Treasury Note/Bond	3.875%	11/30/29	59,500	60,578
	United States Treasury Note/Bond	3.875%	12/31/29	22,600	23,031
	United States Treasury Note/Bond	1.500%	2/15/30	22,800	20,014
	United States Treasury Note/Bond	0.625%	5/15/30	107,000	87,506
[1]	United States Treasury Note/Bond	0.625%	8/15/30	75,300	61,299
	United States Treasury Note/Bond	1.625%	5/15/31	65,800	57,236
	United States Treasury Note/Bond	1.250%	8/15/31	117,600	98,637
	United States Treasury Note/Bond	1.375%	11/15/31	88,000	74,195
	United States Treasury Note/Bond	1.875%	2/15/32	88,900	78,010
	United States Treasury Note/Bond	2.875%	5/15/32	137,000	130,492
	United States Treasury Note/Bond	2.750%	8/15/32	140,800	132,484
	United States Treasury Note/Bond	4.125%	11/15/32	120,000	126,262
					4,902,681
Agency Bonds and Notes (3.4%)
[2]	AID-Israel	0.000%	11/1/24	50,000	46,192
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	4,417
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	28,909	20,957
	Private Export Funding Corp.	3.550%	1/15/24	10,300	10,154
	Private Export Funding Corp.	1.400%	7/15/28	22,000	19,145
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	15,000	11,397
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	73,683
					185,945
Conventional Mortgage-Backed Securities (5.9%)
[3,4,5]	UMBS Pool	4.000%	2/16/38	96,000	95,460
[3,4,5]	UMBS Pool	4.500%	2/16/38–3/13/53	143,000	142,339
[3,4,5]	UMBS Pool	5.000%	9/1/52–3/13/53	84,289	84,726
[3,4]	UMBS Pool	5.500%	10/1/52	2,381	2,428
					324,953
Nonconventional Mortgage-Backed Securities (0.4%)
[4]	Ginnie Mae	1.100%	1/20/51	25,352	19,850
Total U.S. Government and Agency Obligations (Cost $5,620,273)					5,433,429
				Shares
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[6]	Vanguard Market Liquidity Fund (Cost $87,020)	4.437%		870,448	87,036
Total Investments (101.1%) (Cost $5,707,293)					5,520,465
46

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (0.0%)
[3,4,5]	UMBS Pool	5.500%	2/13/53	(2,466)	(2,378)
[3,4,5]	UMBS Pool	6.000%	2/13/53	(252)	(254)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $2,757)					(2,632)
Other Assets and Liabilities—Net (-1.1%)					(56,567)
Net Assets (100%)					5,461,266
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,780,000 have been segregated as initial margin for open futures contracts.
2	U.S. government-guaranteed.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	3,262	356,348	(853)
10-Year U.S. Treasury Note	March 2023	923	105,698	(320)
Ultra 10-Year U.S. Treasury Note	March 2023	234	28,362	124
				(1,049)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2023	(208)	(42,775)	104
Ultra Long U.S. Treasury Bond	March 2023	(737)	(104,470)	(1,220)
				(1,116)
				(2,165)

See accompanying Notes, which are an integral part of the Financial Statements.
47

Intermediate-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,620,273)	5,433,429
Affiliated Issuers (Cost $87,020)	87,036
Total Investments in Securities	5,520,465
Investment in Vanguard	198
Cash	810
Receivables for Investment Securities Sold	631,013
Receivables for Accrued Income	28,831
Receivables for Capital Shares Issued	28,048
Variation Margin Receivable—Futures Contracts	986
Other Assets	67
Total Assets	6,210,418
Liabilities
Payables for Investment Securities Purchased	740,515
Payables for Capital Shares Redeemed	4,156
Payables for Distributions	1,584
Payables to Vanguard	265
Liability for Sale Commitments, at Value (Proceeds $2,757)	2,632
Total Liabilities	749,152
Net Assets	5,461,266
At January 31, 2023, net assets consisted of:

Paid-in Capital	6,186,278
Total Distributable Earnings (Loss)	(725,012)
Net Assets	5,461,266

Investor Shares—Net Assets
Applicable to 59,581,147 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	605,453
Net Asset Value Per Share—Investor Shares	$10.16

Admiral Shares—Net Assets
Applicable to 477,848,997 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,855,813
Net Asset Value Per Share—Admiral Shares	$10.16

See accompanying Notes, which are an integral part of the Financial Statements.
48

Intermediate-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	123,810
Total Income	123,810
Expenses
The Vanguard Group—Note B
Investment Advisory Services	366
Management and Administrative—Investor Shares	1,177
Management and Administrative—Admiral Shares	4,221
Marketing and Distribution—Investor Shares	45
Marketing and Distribution—Admiral Shares	245
Custodian Fees	23
Auditing Fees	34
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	84
Trustees’ Fees and Expenses	2
Other Expenses	16
Total Expenses	6,241
Expenses Paid Indirectly	(11)
Net Expenses	6,230
Net Investment Income	117,580
Realized Net Gain (Loss)
Investment Securities Sold[1]	(436,794)
Futures Contracts	(45,084)
Realized Net Gain (Loss)	(481,878)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(45,389)
Futures Contracts	2,131
Change in Unrealized Appreciation (Depreciation)	(43,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	(407,556)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,003,000, $8,000, $1,000, and $17,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
49

Intermediate-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	117,580	67,910
Realized Net Gain (Loss)	(481,878)	(47,317)
Change in Unrealized Appreciation (Depreciation)	(43,258)	(244,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	(407,556)	(224,262)
Distributions
Investor Shares	(13,002)	(9,491)
Admiral Shares	(104,545)	(69,688)
Total Distributions	(117,547)	(79,179)
Capital Share Transactions
Investor Shares	(89,101)	(157,062)
Admiral Shares	(35,077)	(619,102)
Net Increase (Decrease) from Capital Share Transactions	(124,178)	(776,164)
Total Increase (Decrease)	(649,281)	(1,079,605)
Net Assets
Beginning of Period	6,110,547	7,190,152
End of Period	5,461,266	6,110,547

See accompanying Notes, which are an integral part of the Financial Statements.
50

Intermediate-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.12	$11.65	$11.57	$10.96	$10.88
Investment Operations
Net Investment Income[1]	.208	.107	.129	.255	.260
Net Realized and Unrealized Gain (Loss) on Investments	(.959)	(.511)	.507	.611	.081
Total from Investment Operations	(.751)	(.404)	.636	.866	.341
Distributions
Dividends from Net Investment Income	(.209)	(.107)	(.127)	(.256)	(.261)
Distributions from Realized Capital Gains	—	(.019)	(.429)	—	—
Total Distributions	(.209)	(.126)	(.556)	(.256)	(.261)
Net Asset Value, End of Period	$10.16	$11.12	$11.65	$11.57	$10.96
Total Return[2]	-6.75%	-3.49%	5.50%	7.98%	3.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$605	$757	$953	$917	$837
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.00%	0.93%	1.07%	2.27%	2.42%
Portfolio Turnover Rate[4]	175%	181%	309%	214%	231%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 12%, 3%, 37%, 5%, and 35%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
51

Intermediate-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.12	$11.65	$11.57	$10.96	$10.88
Investment Operations
Net Investment Income[1]	.219	.118	.139	.267	.272
Net Realized and Unrealized Gain (Loss) on Investments	(.959)	(.511)	.509	.610	.080
Total from Investment Operations	(.740)	(.393)	.648	.877	.352
Distributions
Dividends from Net Investment Income	(.220)	(.118)	(.139)	(.267)	(.272)
Distributions from Realized Capital Gains	—	(.019)	(.429)	—	—
Total Distributions	(.220)	(.137)	(.568)	(.267)	(.272)
Net Asset Value, End of Period	$10.16	$11.12	$11.65	$11.57	$10.96
Total Return[2]	-6.66%	-3.39%	5.60%	8.09%	3.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,856	$5,353	$6,237	$5,452	$4,976
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.12%	1.03%	1.16%	2.37%	2.52%
Portfolio Turnover Rate[4]	175%	181%	309%	214%	231%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 12%, 3%, 37%, 5%, and 35%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
52

Intermediate-Term Treasury Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts cash of $400,000 in connection with TBA transactions.
53

Intermediate-Term Treasury Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 8% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
54

Intermediate-Term Treasury Fund
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
55

Intermediate-Term Treasury Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $198,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $11,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
56

Intermediate-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,433,429	—	5,433,429
Temporary Cash Investments	87,036	—	—	87,036
Total	87,036	5,433,429	—	5,520,465
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	2,632	—	2,632
Derivative Financial Instruments
Assets
Futures Contracts[1]	228	—	—	228
Liabilities
Futures Contracts[1]	2,393	—	—	2,393
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,772
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(517,841)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(208,359)
57

Intermediate-Term Treasury Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	117,547	67,894
Long-Term Capital Gains	—	11,285
Total	117,547	79,179
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,728,949
Gross Unrealized Appreciation	79,617
Gross Unrealized Depreciation	(287,976)
Net Unrealized Appreciation (Depreciation)	(208,359)
F.	During the year ended January 31, 2023, the fund purchased $9,609,036,000 of investment securities and sold $9,397,798,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $0 and sales were $57,810,000, resulting in net realized gain of $209,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	113,533	11,014	139,548	12,220
Issued in Lieu of Cash Distributions	11,764	1,145	8,775	770
Redeemed	(214,398)	(20,652)	(305,385)	(26,773)
Net Increase (Decrease)—Investor Shares	(89,101)	(8,493)	(157,062)	(13,783)
58

Intermediate-Term Treasury Fund
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,596,237	154,834	1,293,679	113,258
Issued in Lieu of Cash Distributions	89,471	8,721	57,745	5,070
Redeemed	(1,720,785)	(167,012)	(1,970,526)	(172,606)
Net Increase (Decrease)—Admiral Shares	(35,077)	(3,457)	(619,102)	(54,278)
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
59

Long-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Fund Investor Shares	-21.78%	-0.32%	1.48%	$11,586
Bloomberg U.S. Long Treasury Bond Index	-21.47	-0.32	1.59	11,711
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Treasury Fund Admiral Shares	-21.70%	-0.22%	1.58%	$58,512
Bloomberg U.S. Long Treasury Bond Index	-21.47	-0.32	1.59	58,557
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.
60

Long-Term Treasury Fund
Fund Allocation
As of January 31, 2023
Agency Bonds and Notes	8.3%
Government Mortgage-Backed Securities	4.9
U.S. Government Securities	86.8
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
61

Long-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (102.9%)
U.S. Government Securities (91.1%)
United States Treasury Note/Bond	4.000%	10/31/29	45,500	46,637
United States Treasury Note/Bond	4.250%	5/15/39	63,700	68,945
United States Treasury Note/Bond	4.500%	8/15/39	65,000	72,434
United States Treasury Note/Bond	4.375%	11/15/39	600	658
United States Treasury Note/Bond	1.125%	5/15/40	55,650	37,059
United States Treasury Note/Bond	1.125%	8/15/40	85,300	56,511
United States Treasury Note/Bond	3.875%	8/15/40	9,791	10,075
United States Treasury Note/Bond	1.375%	11/15/40	52,900	36,551
United States Treasury Note/Bond	4.250%	11/15/40	31,000	33,422
United States Treasury Note/Bond	1.875%	2/15/41	71,800	53,895
United States Treasury Note/Bond	2.250%	5/15/41	99,700	79,417
United States Treasury Note/Bond	4.375%	5/15/41	12,863	14,089
United States Treasury Note/Bond	1.750%	8/15/41	107,190	77,981
United States Treasury Note/Bond	3.750%	8/15/41	12,770	12,838
United States Treasury Note/Bond	2.000%	11/15/41	113,200	85,944
United States Treasury Note/Bond	3.125%	11/15/41	21,900	20,059
United States Treasury Note/Bond	2.375%	2/15/42	43,500	35,174
United States Treasury Note/Bond	3.125%	2/15/42	36,000	32,873
United States Treasury Note/Bond	3.000%	5/15/42	33,800	30,193
United States Treasury Note/Bond	3.250%	5/15/42	66,780	61,918
United States Treasury Note/Bond	2.750%	8/15/42	37,000	31,658
United States Treasury Note/Bond	3.375%	8/15/42	61,000	57,645
United States Treasury Note/Bond	2.750%	11/15/42	44,000	37,565
United States Treasury Note/Bond	4.000%	11/15/42	40,400	41,751
United States Treasury Note/Bond	3.125%	2/15/43	45,111	40,889
United States Treasury Note/Bond	2.875%	5/15/43	52,046	45,272
United States Treasury Note/Bond	3.625%	8/15/43	34,264	33,504
United States Treasury Note/Bond	3.750%	11/15/43	10,557	10,501
United States Treasury Note/Bond	3.625%	2/15/44	25,000	24,383
United States Treasury Note/Bond	3.375%	5/15/44	29,500	27,675
United States Treasury Note/Bond	3.125%	8/15/44	59,449	53,541
United States Treasury Note/Bond	3.000%	11/15/44	57,651	50,823
United States Treasury Note/Bond	2.500%	2/15/45	51,900	41,820
United States Treasury Note/Bond	3.000%	5/15/45	40,205	35,368
United States Treasury Note/Bond	2.875%	8/15/45	48,963	42,116
United States Treasury Note/Bond	3.000%	11/15/45	32,100	28,213
United States Treasury Note/Bond	2.500%	2/15/46	4,795	3,850
62

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.500%	5/15/46	810	650
	United States Treasury Note/Bond	2.250%	8/15/46	45,600	34,799
	United States Treasury Note/Bond	2.875%	11/15/46	19,969	17,182
	United States Treasury Note/Bond	3.000%	2/15/47	44,998	39,577
	United States Treasury Note/Bond	3.000%	5/15/47	1,637	1,439
	United States Treasury Note/Bond	2.750%	8/15/47	25,230	21,185
	United States Treasury Note/Bond	2.750%	11/15/47	22,690	19,059
	United States Treasury Note/Bond	3.000%	8/15/48	61,533	54,226
	United States Treasury Note/Bond	3.375%	11/15/48	99,961	94,401
	United States Treasury Note/Bond	3.000%	2/15/49	37,920	33,524
[1]	United States Treasury Note/Bond	2.875%	5/15/49	43,761	37,765
	United States Treasury Note/Bond	2.250%	8/15/49	66,500	50,374
	United States Treasury Note/Bond	2.375%	11/15/49	44,400	34,528
	United States Treasury Note/Bond	2.000%	2/15/50	66,000	47,128
	United States Treasury Note/Bond	1.250%	5/15/50	85,600	50,277
	United States Treasury Note/Bond	1.375%	8/15/50	109,797	66,530
	United States Treasury Note/Bond	1.625%	11/15/50	128,012	82,768
	United States Treasury Note/Bond	1.875%	2/15/51	125,900	86,714
	United States Treasury Note/Bond	2.375%	5/15/51	72,400	56,053
	United States Treasury Note/Bond	2.000%	8/15/51	119,000	84,341
	United States Treasury Note/Bond	1.875%	11/15/51	123,000	84,370
	United States Treasury Note/Bond	2.250%	2/15/52	112,000	84,123
	United States Treasury Note/Bond	2.875%	5/15/52	102,000	87,879
	United States Treasury Note/Bond	3.000%	8/15/52	78,500	69,423
	United States Treasury Note/Bond	4.000%	11/15/52	52,000	55,607
					2,767,169
Agency Bonds and Notes (6.7%)
[2]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	18,841
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	23,623
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	24,064
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	15,339
[2]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	7,450
[2]	Federal National Mortgage Assn.	0.000%	11/15/30	55,000	40,493
[2]	Federal National Mortgage Assn.	0.000%	10/3/33	8,000	5,144
[2]	Freddie Mac Principal Strips	0.000%	3/15/31	75,000	54,369
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	15,196
					204,519
Conventional Mortgage-Backed Securities (4.7%)
[2,3]	UMBS Pool	6.000%	3/1/23–10/1/52	664	682
[2,3,4]	UMBS Pool	4.500%	2/13/53–3/13/53	99,000	97,738
[2,3,4]	UMBS Pool	5.000%	3/13/53	43,750	43,877
					142,297
Nonconventional Mortgage-Backed Securities (0.4%)
[3]	Ginnie Mae	1.100%	1/20/51	13,651	10,688
Total U.S. Government and Agency Obligations (Cost $3,634,341)					3,124,673
63

Long-Term Treasury Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[5]	Vanguard Market Liquidity Fund (Cost $9,460)	4.437%	94,623	9,461
Total Investments (103.2%) (Cost $3,643,801)				3,134,134
Other Assets and Liabilities—Net (-3.2%)				(96,505)
Net Assets (100%)				3,037,629
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $7,864,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	1,241	135,570	(485)
Ultra Long U.S. Treasury Bond	March 2023	1,022	144,869	2,666
				2,181
Short Futures Contracts
2-Year U.S. Treasury Note	March 2023	(103)	(21,182)	51
10-Year U.S. Treasury Note	March 2023	(521)	(59,663)	(825)
Long U.S. Treasury Bond	March 2023	(267)	(34,677)	33
Ultra 10-Year U.S. Treasury Note	March 2023	(788)	(95,508)	(238)
				(979)
				1,202

See accompanying Notes, which are an integral part of the Financial Statements.
64

Long-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,634,341)	3,124,673
Affiliated Issuers (Cost $9,460)	9,461
Total Investments in Securities	3,134,134
Investment in Vanguard	107
Cash	582
Receivables for Investment Securities Sold	232,766
Receivables for Accrued Income	29,766
Receivables for Capital Shares Issued	2,848
Other Assets	39
Total Assets	3,400,242
Liabilities
Payables for Investment Securities Purchased	359,701
Payables for Capital Shares Redeemed	1,832
Payables for Distributions	795
Payables to Vanguard	157
Variation Margin Payable—Futures Contracts	128
Total Liabilities	362,613
Net Assets	3,037,629
At January 31, 2023, net assets consisted of:

Paid-in Capital	3,963,726
Total Distributable Earnings (Loss)	(926,097)
Net Assets	3,037,629

Investor Shares—Net Assets
Applicable to 61,320,904 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	574,060
Net Asset Value Per Share—Investor Shares	$9.36

Admiral Shares—Net Assets
Applicable to 263,157,676 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,463,569
Net Asset Value Per Share—Admiral Shares	$9.36

See accompanying Notes, which are an integral part of the Financial Statements.
65

Long-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	84,923
Total Income	84,923
Expenses
The Vanguard Group—Note B
Investment Advisory Services	197
Management and Administrative—Investor Shares	1,047
Management and Administrative—Admiral Shares	2,056
Marketing and Distribution—Investor Shares	42
Marketing and Distribution—Admiral Shares	119
Custodian Fees	16
Auditing Fees	32
Shareholders’ Reports—Investor Shares	56
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	1
Other Expenses	16
Total Expenses	3,611
Expenses Paid Indirectly	(5)
Net Expenses	3,606
Net Investment Income	81,317
Realized Net Gain (Loss)
Investment Securities Sold[1]	(259,022)
Futures Contracts	(27,629)
Realized Net Gain (Loss)	(286,651)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(583,437)
Futures Contracts	3,553
Change in Unrealized Appreciation (Depreciation)	(579,884)
Net Increase (Decrease) in Net Assets Resulting from Operations	(785,218)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $576,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Long-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,317	77,072
Realized Net Gain (Loss)	(286,651)	(95,059)
Change in Unrealized Appreciation (Depreciation)	(579,884)	(184,702)
Net Increase (Decrease) in Net Assets Resulting from Operations	(785,218)	(202,689)
Distributions
Investor Shares	(15,599)	(37,811)
Admiral Shares	(65,502)	(143,859)
Total Distributions	(81,101)	(181,670)
Capital Share Transactions
Investor Shares	897	(97,549)
Admiral Shares	198,905	(37,268)
Net Increase (Decrease) from Capital Share Transactions	199,802	(134,817)
Total Increase (Decrease)	(666,517)	(519,176)
Net Assets
Beginning of Period	3,704,146	4,223,322
End of Period	3,037,629	3,704,146

See accompanying Notes, which are an integral part of the Financial Statements.
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Long-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.29	$13.55	$14.05	$11.86	$11.96
Investment Operations
Net Investment Income[1]	.261	.239	.273	.331	.334
Net Realized and Unrealized Gain (Loss) on Investments	(2.931)	(.923)	.677	2.226	(.100)
Total from Investment Operations	(2.670)	(.684)	.950	2.557	.234
Distributions
Dividends from Net Investment Income	(.260)	(.239)	(.273)	(.331)	(.334)
Distributions from Realized Capital Gains	—	(.337)	(1.177)	(.036)	—
Total Distributions	(.260)	(.576)	(1.450)	(.367)	(.334)
Net Asset Value, End of Period	$9.36	$12.29	$13.55	$14.05	$11.86
Total Return[2]	-21.78%	-4.92%	6.41%	21.84%	2.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$574	$750	$931	$971	$794
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.62%	1.90%	1.79%	2.55%	2.89%
Portfolio Turnover Rate[4]	107%	106%	172%	96%[5]	122%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 17%, 2%, 26%, 4%, and 34%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Long-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.29	$13.55	$14.05	$11.86	$11.96
Investment Operations
Net Investment Income[1]	.271	.252	.288	.344	.346
Net Realized and Unrealized Gain (Loss) on Investments	(2.931)	(.923)	.677	2.226	(.100)
Total from Investment Operations	(2.660)	(.671)	.965	2.570	.246
Distributions
Dividends from Net Investment Income	(.270)	(.252)	(.288)	(.344)	(.346)
Distributions from Realized Capital Gains	—	(.337)	(1.177)	(.036)	—
Total Distributions	(.270)	(.589)	(1.465)	(.380)	(.346)
Net Asset Value, End of Period	$9.36	$12.29	$13.55	$14.05	$11.86
Total Return[2]	-21.70%	-4.82%	6.51%	21.96%	2.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,464	$2,954	$3,292	$3,071	$2,532
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.73%	2.00%	1.89%	2.65%	2.99%
Portfolio Turnover Rate[4]	107%	106%	172%	96%[5]	122%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 17%, 2%, 26%, 4%, and 34%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
69

Long-Term Treasury Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts securities with a value of $418,000 in connection with TBA transactions.
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Long-Term Treasury Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 8% and 9% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Long-Term Treasury Fund
6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
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Long-Term Treasury Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $107,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,124,673	—	3,124,673
Temporary Cash Investments	9,461	—	—	9,461
Total	9,461	3,124,673	—	3,134,134
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,750	—	—	2,750
Liabilities
Futures Contracts[1]	1,548	—	—	1,548
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Long-Term Treasury Fund
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	869
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(365,955)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(560,216)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	81,101	77,325
Long-Term Capital Gains	—	104,345
Total	81,101	181,670
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,694,351
Gross Unrealized Appreciation	41,877
Gross Unrealized Depreciation	(602,093)
Net Unrealized Appreciation (Depreciation)	(560,216)
F.	During the year ended January 31, 2023, the fund purchased $3,539,680,000 of investment securities and sold $3,257,683,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $0 and sales were $31,486,000, resulting in net
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Long-Term Treasury Fund
realized gain of $114,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	158,597	16,242	147,473	11,701
Issued in Lieu of Cash Distributions	14,592	1,500	35,678	2,954
Redeemed	(172,292)	(17,446)	(280,700)	(22,357)
Net Increase (Decrease)—Investor Shares	897	296	(97,549)	(7,702)
Admiral Shares
Issued	762,171	79,384	815,470	65,179
Issued in Lieu of Cash Distributions	57,321	5,902	128,719	10,646
Redeemed	(620,587)	(62,587)	(981,457)	(78,341)
Net Increase (Decrease)—Admiral Shares	198,905	22,699	(37,268)	(2,516)
H.	Management has determined that no other events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2023, the related statements of operations for the year ended January 31, 2023, the statements of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2023 and each of the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
76

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Treasury Fund	140,427
Short-Term Federal Fund	62,679
Intermediate-Term Treasury Fund	112,783
Long-Term Treasury Fund	76,870
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Treasury Fund	100.0%
Short-Term Federal Fund	99.8
Intermediate-Term Treasury Fund	100.0
Long-Term Treasury Fund	100.0
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Treasury Fund	98.9%
Short-Term Federal Fund	99.2
Intermediate-Term Treasury Fund	97.9
Long-Term Treasury Fund	99.4
77

"Bloomberg®," Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the U.S. Government Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the U.S. Government Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the U.S. Government Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the U.S. Government Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to U.S. Government Bond Funds customers, in connection with the administration, marketing or trading of the U.S. Government Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE U.S. GOVERNMENT BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE U.S. GOVERNMENT BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Q320 032023

Annual Report   |   January 31, 2023
Vanguard Corporate Bond Funds
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	5
Short-Term Investment-Grade Fund	7
Intermediate-Term Investment-Grade Fund	53
Long-Term Investment-Grade Fund	95
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, the returns of the three funds in this report ranged from –3.06% for Institutional Shares of Vanguard Short-Term Investment-Grade Fund to –16.05% for Investor Shares of Vanguard Long-Term Investment-Grade Fund. The Short-Term Fund lagged its benchmark index; the other two funds outperformed their benchmark indexes.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings across much of the world continued climbing to multidecade highs. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	With yields rising and prices falling, investment-grade U.S. bonds overall returned roughly –8%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	In Vanguard Short-Term Investment-Grade Fund and Vanguard Intermediate-Term Investment-Grade Fund, the advisor reduced the overall credit risk and moved up in quality, which added value. The surprisingly steep rise in rates, however, detracted from the Short-Term Fund’s performance.
•	In Vanguard Long-Term Investment-Grade Fund, security selection benefited relative results, most notably in the municipal bond and technology sectors.
Market Barometer
Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%

Advisors’ Report
Vanguard Fixed Income Group
For the Short-, Intermediate-, and Long-Term Investment-Grade Funds
For the 12 months ended January 31, 2023, Vanguard Short-Term Investment-Grade Fund returned –3.09% and Vanguard Intermediate-Term Investment-Grade Fund returned –8.00%. (All returns and yields cited are for the funds’ Admiral Shares.) The Short-Term Investment-Grade Fund finished just a few steps behind its benchmark index, but the Intermediate-Term Investment-Grade Fund outpaced its benchmark index.
We were also managing roughly 16% of the assets of Vanguard Long-Term Investment-Grade Fund as of the end of the period. That fund returned –15.97%; its benchmark index fared worse, returning –16.14%.
Each fund’s 30-day SEC yield rose over the 12 months. It climbed 3.03 percentage points to 4.67% for the Short-Term Fund, 2.33 percentage points to 4.81% for the Intermediate-Term Fund, and 1.76 percentage points to 4.73% for the Long-Term Fund. The 30-day SEC yield is a proxy for a fund’s potential annualized rate of income.
Investment environment
The period was defined by a historic rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Early on, supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target from near zero in March 2022 to a range of 4.50%–4.75% just after the close of the funds’ fiscal year.
Inflation readings did begin to ease down from multi-decade highs late in the year, however, and the Fed began slowing the pace of its rate hikes.
While the pace of interest rate hikes slowed toward the end of the period as inflation readings began to moderate, monetary policy tightening contributed to a steep rise in yields over the 12 months, but especially at the front end of the curve. The 2-year U.S. Treasury yield jumped 3.02 percentage points to end the period at 4.20%, while the 10-year U.S. Treasury yield climbed 1.73 percentage points to 3.51%. The average yield of corporate bonds over U.S. Treasuries widened during the period, leading them to underperform.
Management of the portfolios
In the first part of the year, we reduced the overall credit risk in the funds and moved up in quality in light of our expectation that rising interest rates and Fed tightening would lead to a slowdown in the economy and wider credit spreads. We reduced our exposure to BBB-rated bonds in favor of A-rated bonds, which proved a good call as lower-rated credit underperformed during this period.
Another tactical move that added value was to overweight some noncyclical sectors. This gave our portfolios a bias toward companies with relatively less earnings volatility.
At times, however, the markets were pricing in what we saw as overly pessimistic scenarios, which generated volatility and gave us some opportunities to selectively increase credit risk. We added some high yield exposure, for example, when valuations there cheapened to very attractive levels.
In emerging markets, we remained fairly conservatively positioned, given the challenges in this segment of the market. We largely avoided Russia and its ancillary economies because of the war in Ukraine, and we limited our exposure to China because of the dampening effect of COVID-19 lockdowns on the country’s economy. Our exposure to the Middle East and parts of Africa increased.
While we were expecting rates to rise, the pace of hikes caught us off guard. Bond prices at the front end of the yield curve were hit particularly hard, and this was a
Yields of U.S. Treasury Securities
Maturity	January 31, 2022	January 31, 2023
2 years	1.18%	4.20%
5 years	1.61	3.62
10 years	1.78	3.51
30 years	2.11	3.63
Source: Vanguard.

drag on the relative performance of the Short-Term Fund.
Outlook
During the period under review, bonds recorded significant negative annual returns—a development that has, understandably, been distressing for bond investors.
With the repricing that has occurred, however, the outlook for fixed income is substantially better than it was a year ago. That is likely to attract flows back into the asset class, especially considering how strong fundamentals are from a credit standpoint.
And while the bond market may continue to see volatility as the Fed makes more rate hikes, today’s higher yields mean that bonds can offer a cushion against further price declines.
Energy supply-and-demand concerns, diminishing capital flows, declining trade volumes, and falling output per person will likely lead to a global recession in the coming year. While we had upgraded the portfolio’s credit quality given that outlook, the widening in spreads since then has made us open to opportunistically increasing our credit exposure. At the same time, we are also favoring some sectors that tend to be more defensive in downturns.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the funds’ performance.
Portfolio managers:
Daniel Shaykevich, Principal
Arvind Narayanan, CFA, Principal
February 13, 2023
Wellington Management Company llp
For the Long-Term Investment-Grade Fund
Vanguard Long-Term Investment Grade Fund returned –16.05% for Investor Shares and –15.97% for Admiral Shares for the 12 months ended January 31, 2023. It outperformed the –16.14% return of its benchmark, the Bloomberg U.S. Long Credit A or Better Bond Index.
The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.
Investment environment
During the fiscal year, fixed income markets experienced negative total returns as sovereign yields moved sharply higher in response to policy rate hikes taken by most major central banks to rein in high inflation. Amid increasing concerns that tighter financial conditions resulting from less-accommodative policy could tip the global economy into recession, corporate bonds underperformed government bonds. They recouped a portion of their earlier losses late in the period as yields stabilized at higher levels.
The 12 months ended with below-consensus inflation readings, leading to optimism that major central banks could slow their pace of tightening. The U.S. Federal Reserve implemented several rate hikes during the period and signaled a higher-for-longer terminal rate. U.S. GDP growth demonstrated resilience, buoyed by consumer spending and continued strength in the labor market, ahead of an expected slowdown across many developed market economies in 2023. U.S. labor market strength persisted, and consumer spending remained solid; the housing market, however, showed some weakness following the sharp move higher in mortgage rates over the period.
The portfolio’s successes
In aggregate, security selection benefited relative results, most notably in the municipal bond and technology sectors. Underweights to REITs and government-related sectors also helped relative performance.
The portfolio’s shortfalls
Overall, sector positioning detracted from relative results, most notably in the banking and consumer noncyclical sectors. Security selection within the banking and natural gas sectors also hurt relative performance.
Outlook
Attractive all-in yields, expectations of lower supply at the long end, and sound credit fundamentals should provide tailwinds for credit markets in 2023. We maintain a slightly above-average risk profile overall versus our benchmark but continue to preserve liquidity to take advantage of future dislocations.
While we acknowledge growth will slow as the lagged impact of Fed tightening takes hold, we believe the U.S. economy can avoid a severe recession thanks to the strong starting point of corporate balance sheets and the lack of imbalances compared to past credit cycles. Inflation should further decelerate, led by housing and goods prices, but may remain above the Fed’s target for some time given the resilience of wages and the tightness of labor markets.
Credit fundamentals will likely deteriorate, but from strong starting points. Free cash flow generation remains robust, and companies are unlikely to increase leverage amid increasing economic uncertainty. Corporate cash flows should be more stable going forward, given the less-cyclical mix of sectors and banking regulation within the investment-grade corporate market; still, evolving sector dynamics (e.g., media, utilities, autos, tobacco) could have profound implications for future cash flows.
We expect a continued supportive technical backdrop, thanks to a lower expected supply and higher overall yield levels. We think long credit will continue to play an important role in corporate pension plans’ liability-driven investment schemes (although the costs associated with hedging makes hedged yields less attractive for overseas investors). We remain focused on the industrial sector, where we believe light supply and elevated spread dispersion should reward investment processes that lean into active security selection. We expect bouts of market volatility will generate greater idiosyncratic dispersion, and so we remain focused on identifying inefficiencies in the pricing of risk.
Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager
February 10, 2023

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$999.30	$1.01
Admiral™ Shares	1,000.00	999.80	0.50
Institutional Shares	1,000.00	999.90	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$990.40	$1.00
Admiral Shares	1,000.00	990.90	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$969.30	$1.09
Admiral Shares	1,000.00	969.80	0.60
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Fund Investor Shares	-3.18%	1.40%	1.51%	$11,614
Bloomberg U.S. 1-5 Year Credit Bond Index	-3.03	1.65	1.69	11,826
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Investment-Grade Fund Admiral Shares	-3.09%	1.50%	1.61%	$58,650
Bloomberg U.S. 1-5 Year Credit Bond Index	-3.03	1.65	1.69	59,128
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Investment-Grade Fund Institutional Shares	-3.06%	1.54%	-1.64%	$5,882,580
Bloomberg U.S. 1-5 Year Credit Bond Index	-3.03	1.65	1.69	5,912,808
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	5,765,144
See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	4.6%
Corporate Bonds - Communications	5.6
Corporate Bonds - Consumer Discretionary	5.6
Corporate Bonds - Consumer Staples	5.0
Corporate Bonds - Energy	5.7
Corporate Bonds - Financials	28.8
Corporate Bonds - Health Care	6.9
Corporate Bonds - Industrials	6.0
Corporate Bonds - Materials	1.9
Corporate Bonds - Real Estate	4.3
Corporate Bonds - Technology	4.7
Corporate Bonds - Utilities	4.5
Floating Rate Loan Interests	0.3
Sovereign Bonds	1.9
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	14.1
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (14.3%)
U.S. Government Securities (12.2%)
	United States Treasury Note/Bond	4.375%	10/31/24	75,000	75,023
[1]	United States Treasury Note/Bond	0.750%	11/15/24	35,090	32,952
	United States Treasury Note/Bond	4.500%	11/30/24	68,120	68,344
[2]	United States Treasury Note/Bond	4.250%	12/31/24	49,750	49,750
[2]	United States Treasury Note/Bond	1.125%	1/15/25	692,000	652,102
[2]	United States Treasury Note/Bond	1.500%	2/15/25	334,000	316,569
	United States Treasury Note/Bond	1.750%	3/15/25	580,000	552,087
	United States Treasury Note/Bond	2.750%	5/15/25	354,910	344,706
[2]	United States Treasury Note/Bond	3.125%	8/15/25	380,000	372,163
	United States Treasury Note/Bond	0.250%	10/31/25	97,250	88,026
	United States Treasury Note/Bond	4.500%	11/15/25	337,400	342,461
[3]	United States Treasury Note/Bond	0.375%	11/30/25	208,000	188,500
[2]	United States Treasury Note/Bond	0.375%	1/31/26	750,000	676,641
	United States Treasury Note/Bond	0.500%	2/28/26	500,000	451,719
[2]	United States Treasury Note/Bond	0.750%	3/31/26	579,000	526,709
	United States Treasury Note/Bond	0.750%	5/31/26	350,000	316,750
	United States Treasury Note/Bond	0.875%	6/30/26	350,000	317,625
[2]	United States Treasury Note/Bond	2.625%	5/31/27	275,000	263,484
[2]	United States Treasury Note/Bond	3.250%	6/30/27	120,000	117,938
	United States Treasury Note/Bond	2.750%	7/31/27	170,130	163,750
[2]	United States Treasury Note/Bond	4.125%	9/30/27	724,720	739,328
[2]	United States Treasury Note/Bond	4.125%	10/31/27	520,000	530,725
	United States Treasury Note/Bond	3.875%	12/31/27	5,324	5,384
	United States Treasury Note/Bond	1.000%	7/31/28	150,000	130,594
					7,323,330
Conventional Mortgage-Backed Securities (2.1%)
[4,5,6]	UMBS Pool	4.500%	2/13/53– 3/13/53	736,000	726,618
[4,5,6]	UMBS Pool	5.000%	3/13/53	499,800	501,245
					1,227,863
Total U.S. Government and Agency Obligations (Cost $8,763,636)					8,551,193
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (4.6%)
[4]	Ally Auto Receivables Trust Class A3 Series 2022-3	5.070%	4/15/27	10,870	10,938
[4]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	28,260	27,561
[4]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	65,120	64,054
[4]	American Express Credit Account Master Trust Class A Series 2022-4	4.950%	10/15/27	15,770	15,986
[4,7]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	11,513	11,106
[4,7]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	6,152	5,846
[4,7]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	3,360	3,262
[4,7]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	2,830	2,730
[4]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	7,730	7,347
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	7,990	7,456
[4,7]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-2A	3.350%	9/22/25	14,490	14,062
[4]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	4,210	3,994
[4]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	13,350	13,064
[4]	BA Credit Card Trust Class A2 Series 2022-A2	5.000%	4/15/28	13,320	13,537
[4]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	4,760	4,534
[4,8]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.339%	9/15/48	1,600	1,448
[4,8]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.892%	9/20/46	3,008	2,543
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	3,890	3,697

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	830	769
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,500	5,183
[4]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	8,668	8,204
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,120	2,943
[4,8]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	3,080	2,808
[4]	BANK Class ASB Series 2018-BNK14	4.185%	9/15/60	6,680	6,495
[4]	BANK Class ASB Series 2019-BNK17	3.623%	4/15/52	7,533	7,159
[4]	BBCMS Mortgage Trust Class A1 Series 2022-C16	4.021%	6/15/55	7,945	7,724
[4,8]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.253%	5/25/47	4,090	3,610
[4,8]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	3.849%	10/25/36	4,776	3,948
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	2,620	2,484
[4,8]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	6,333	6,039
[4,8]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	7,705	7,410
[4]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	8,042	7,646
[4,8]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	5.499%	2/25/30	1,736	1,735
[4,7]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	2,229	2,225
[4,7]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	6,810	6,625
[4]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	41,376	40,446
[4]	Capital One Multi-Asset Execution Trust Class A Series 2022-A3	4.950%	10/15/27	17,710	17,906
[4]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	7,323	6,790
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	14,690	13,902
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	14,380	14,097
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2021-1	1.040%	4/15/27	12,510	11,429
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-2	3.690%	12/15/27	13,160	12,815
[4,7]	CARDS II Trust Class A Series 2021-1A	0.602%	4/15/27	45,710	43,313
[4]	CarMax Auto Owner Trust Class A3 Series 2023-1	4.750%	10/15/27	11,290	11,267
[4]	CarMax Auto Owner Trust Class A4 Series 2023-1	4.650%	1/16/29	6,400	6,379
[4]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	4,840	4,543
[4]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	6,190	5,699
[4]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	20,340	19,018
[4]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	9,760	8,555
[4]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/51	6,400	6,099
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	3,650	3,384
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,355	5,085
[4,8]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	6,310	5,924
[4]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	7,400	7,109
[4]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	6,715	6,234
[4]	CD Mortgage Trust Class AM Series 2016-CD1	2.926%	8/10/49	3,107	2,816
[4,8]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	6,357	5,766
[4,8]	CD Mortgage Trust Class AS Series 2016-CD1	3.684%	8/15/50	2,092	1,901
[4,8]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	3,319	2,782
[4,8]	CD Mortgage Trust Class C Series 2018-CD7	4.850%	8/15/51	2,830	2,419
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	5,064	4,798
[4,8]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	3.623%	3/20/36	3,002	2,945
[4,8]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	3.324%	2/25/47	3,502	3,090

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	2,641	2,437
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	6,297	6,068
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC36	3.349%	2/10/49	5,412	5,201
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	4,800	4,513
[4,8]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	4,260	4,127
[4,8]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	5,394	5,119
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	3,800	3,394
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.427%	7/10/47	4,380	4,119
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.573%	9/10/58	4,000	3,620
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.260%	9/15/50	2,160	1,872
[4,8]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	3.605%	7/25/37	203	190
[4]	CNH Equipment Trust Class A3 Series 2022-B	3.890%	8/16/27	8,260	8,062
[4]	CNH Equipment Trust Class A4 Series 2022-B	3.910%	3/15/28	4,270	4,134
[4]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	1,915	1,886
[4,8]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	3,617	3,572
[4,8]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.269%	7/10/45	9,372	9,321
[4]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	15,612	15,008
[4]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	14,442	13,928
[4,7]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	11,073	11,018
[4,7,8]	COMM Mortgage Trust Class AM Series 2013-CR9	4.293%	7/10/45	11,250	11,117
[4,7,8]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	18,565	18,377
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	2,380	2,227
[4,8]	COMM Mortgage Trust Class C Series 2015-CR27	4.449%	10/10/48	8,118	7,377
[4]	CSAIL Commercial Mortgage Trust Class A3 Series 2015-C3	3.447%	8/15/48	6,751	6,431
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	5,173	4,909
[4,8]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.359%	8/15/48	4,400	3,773
[4]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	13,990	13,669
[4]	DBJPM Mortgage Trust Class A4 Series 2016-C3	2.632%	8/10/49	9,900	9,087
[4]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	3,540	3,286
[4]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	27,080	26,371
[4]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	14,800	14,999
[4]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	11,180	9,888
[4]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	74,205	72,634
[4,7]	DLLAD 2021-1 LLC Class A3	0.640%	9/21/26	13,750	12,882
[4,7]	DLLMT 2021-1 LLC Class A4	1.240%	6/20/29	7,940	7,355
[4]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	3,012	2,988
[4]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	11,494	11,487
[4]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	4,080	3,986
[4]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	5,010	4,910
[4]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	6,160	6,025
[4,7,8]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	5.306%	10/25/56	7,353	7,151
[4,7]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	3,321	3,174
[4,7]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	12,506	11,971

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	3.389%	11/25/36	1,837	1,268
[4,8]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	4.186%	1/25/37	3,439	2,291
[4,7]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	14,180	13,409
[4]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	17,100	16,723
[4]	Ford Credit Auto Owner Trust Class A4 Series 2022-B	3.930%	8/15/27	6,800	6,674
[4]	Ford Credit Auto Owner Trust Class A4 Series 2022-D	5.300%	3/15/28	6,810	6,966
[4,7]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	6,270	5,913
[4,7]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	6,100	5,530
[4,7]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	5,365	5,309
[4,7]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	7,484	7,053
[4]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	4,930	4,522
[4,7]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	6,400	5,670
[4]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	2,620	2,391
[4]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	5,350	5,216
[4,5,7,8]	Freddie Mac STACR REMIC Trust Class M1A Series 2022-HQA1, SOFR30A + 2.100%	6.410%	3/25/42	3,868	3,856
[4]	GM Financial Automobile Leasing Trust Class B Series 2022-2	4.020%	5/20/26	8,240	8,027
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	7,740	7,323
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	29,050	28,309
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2023-1	4.660%	2/16/28	13,150	13,177
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	10,500	9,681
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	14,240	12,984
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	11,410	10,389
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-3	3.710%	12/16/27	15,490	15,091
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-4	4.880%	8/16/28	18,660	18,836
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2023-1	4.590%	7/17/28	860	865
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	5,700	5,332
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	7,010	6,505
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	3,250	2,987
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	7,270	6,641
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	2,910	2,617
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2022-2	3.770%	4/17/28	6,790	6,582
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2023-1	5.030%	9/18/28	2,180	2,184
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	2,200	2,063
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	2,710	2,512
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	2,150	1,997
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2023-1	5.320%	10/16/28	3,540	3,540
[4]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	3,400	3,192

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	1,870	1,652
[4,7]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	3,380	2,939
[4,8]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	3.603%	11/19/35	442	440
[4,7]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	3,940	3,845
[4,7]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	8,220	7,943
[4,7]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	3,210	3,125
[4,7]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	5,800	5,614
[4,7]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	31,290	27,750
[4,8]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	3,865	3,734
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	2,501	2,337
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	11,372	11,295
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	14,623	14,028
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	9,121	8,756
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	17,922	17,159
[4]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	11,930	10,982
[4,8]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	4,990	4,780
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	1,410	1,367
[4,8]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	5,146	4,903
[4,8]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	5,350	5,298
[4,8]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.504%	9/10/47	10,665	10,075
[4,7,8]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.079%	7/10/46	5,650	4,913
[4,8]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.525%	9/10/47	17,556	16,091
[4,8]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.639%	10/10/48	3,980	3,647
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2020-A	1.930%	4/15/27	8,270	8,151
[4,7]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	11,420	10,616
[4,7]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	2.630%	6/25/26	4,980	4,550
[4,7]	Hertz Vehicle Financing III LLC Class A Series 2022-3A	3.370%	3/25/25	4,780	4,679
[4,7]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	3,360	3,264
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	1.140%	6/21/28	8,630	7,956
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	11,330	11,116
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2021-2	0.550%	8/16/27	12,340	11,502
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2021-3	0.600%	12/20/27	13,000	11,940
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2022-2	3.760%	12/18/28	4,760	4,652
[4,7]	HPEFS Equipment Trust Class A3 Series 2022-2A	3.760%	9/20/29	7,490	7,343
[4,7]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	14,750	13,260
[4]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	8,200	7,778
[4]	Hyundai Auto Receivables Trust Class A3 Series 2022-B	3.720%	11/16/26	28,990	28,440
[4]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	13,120	12,011
[4]	Hyundai Auto Receivables Trust Class A4 Series 2022-B	3.800%	8/15/28	15,460	15,120
[4]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	8,220	7,552
[4]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	8,510	7,752
[4]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	7,900	7,076
[4]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	7,250	6,612
[4]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	8,400	7,439
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	1,108	1,097

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	2,617	2,603
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	2,484	2,473
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	14,600	14,379
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.766%	11/15/43	2,366	2,276
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	1,860	1,835
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	3,141	3,054
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	19,090	18,248
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C32	3.329%	11/15/48	3,850	3,736
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	2,866	2,847
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	2,900	2,868
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	10,982	10,629
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	15,342	14,641
[4,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.052%	7/15/45	7,520	7,454
[4,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	12,950	12,586
[4,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	3,446	3,279
[4,8]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.735%	2/15/47	13,200	12,745
[4,8]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.735%	2/15/47	8,880	8,346
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	6,030	5,654
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	5,970	5,654
[4]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	6,430	5,949
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	4,000	3,823
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	5,693	5,351
[4,7]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	1,414	1,387
[4,7]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	2,049	2,019
[4,7]	Master Credit Card Trust II Class A Series 2023-1A	4.700%	6/21/27	8,560	8,559
[4,7]	Master Credit Card Trust II Class A2 Series 2022-1	1.660%	7/21/26	16,300	15,332
[4,8]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	3.091%	4/25/34	28	27
[4]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2023-1	4.510%	11/15/27	17,250	17,231
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2022-1	5.250%	2/15/29	13,330	13,659
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2023-1	4.310%	4/16/29	4,620	4,610
[4,8]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	3.650%	7/25/33	149	148
[4,8]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	6.638%	2/25/33	267	265
[4,7]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	1,211	1,209
[4,7]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	3,580	3,480
[4,7]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	6,400	6,155
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	9,264	8,964

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2016-C32	3.459%	12/15/49	3,305	3,130
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	9,789	9,273
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	20,049	18,820
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	2,475	2,329
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	5,857	5,601
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	7,460	7,153
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.070%	7/15/46	3,372	3,118
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.891%	4/15/47	1,895	1,814
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.734%	6/15/47	12,300	11,523
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.722%	5/15/49	7,019	6,222
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	5,319	5,118
[4,7]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	15,955	14,223
[4]	Morgan Stanley Capital I Trust Class A3 Series 2016-BNK2	2.791%	11/15/49	9,934	9,212
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	11,960	11,156
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	5,621	5,212
[4,8]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.579%	12/15/48	5,740	5,063
[4,8]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	4.400%	6/25/36	1,883	1,891
[4,7]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	14,836	12,587
[4,7]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	2,628	2,584
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	5,252	5,081
[4,7,8]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	5.256%	3/25/66	1,067	1,067
[4,7]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	8,240	5,863
[4,7,8]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	5.339%	1/16/60	793	792
[4,7,8]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	5.486%	6/20/60	840	838
[4,7,8]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	5.415%	8/18/60	799	796
[4,7,8]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	5.456%	11/25/65	8,805	8,740
[4,7]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/39	3,690	3,394
[4,7]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/39	3,055	2,929
[4,7]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/39	1,590	1,458
[4,7]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/39	2,850	2,738
[4,7,8]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	5.251%	12/5/59	1,066	1,065
[4,7,8]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	5.252%	4/10/50	297	297
[4,8]	RFMSI Series Trust Class 2A1 Series 2006-SA3	5.146%	9/25/36	2,219	1,153
[4,8]	RFMSI Trust Class 2A1 Series 2006-SA2	4.865%	8/25/36	5,786	3,711
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2022-3	3.400%	12/15/26	7,310	7,195
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2022-6	4.490%	11/16/26	15,660	15,550
[4]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	13,030	12,426
[4]	Santander Drive Auto Receivables Trust Class C Series 2023-1	5.090%	5/15/30	2,000	1,990
[4,7]	Santander Retail Auto Lease Trust Class A4 Series 2021-B	0.540%	6/20/25	8,960	8,553

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	6,030	5,815
[4,7]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	15,340	15,246
[4,7]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	17,540	16,718
[4,7]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	14,530	13,586
[4,7]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	2,537	2,466
[4,7]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	7,296	6,995
[4,7]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	10,025	9,670
[4,7]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	12,016	11,587
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	5.456%	1/25/39	283	282
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	5.106%	7/25/40	84	84
[4,7]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	642	626
[4,7]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	65	64
[4,7]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	795	789
[4,7]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	711	702
[4,7]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	2,251	2,150
[4,7]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	2,511	2,407
[4]	Synchrony Card Funding Trust LLC Class A Series 2022-A2	3.860%	7/15/28	26,580	26,143
[4,7]	Tesla Auto Lease Trust Class A3 Series 2021-B	0.600%	9/22/25	15,250	14,422
[4,7]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	75	75
[4,7]	Tesla Auto Lease Trust Class A4 Series 2021-B	0.630%	9/22/25	7,820	7,360
[4,7]	Tesla Auto Lease Trust Class B Series 2021-B	0.910%	9/22/25	11,660	10,898
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	3,000	2,993
[4,7]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	7,770	7,243
[4,7]	T-Mobile US Trust Class A Series 2022-1A	4.910%	5/22/28	20,590	20,651
[4,7]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	21,960	20,686
[4,7]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	2,640	2,556
[4,7]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	17,410	16,124
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.720%	1/15/27	19,640	17,865
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	18,590	18,279
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	11,100	10,160
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-C	3.770%	2/15/28	10,080	9,845
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-D	5.430%	4/17/28	10,710	11,043
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2023-A	4.420%	8/15/28	7,865	7,855
[4,7]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	18,660	17,442
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	5,515	5,208
[4]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	5,849	5,484
[4,7]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	793	738
[4]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	2,304	2,292
[4]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	28,100	26,536
[4]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	18,260	17,124
[4]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	14,880	14,501
[4]	Verizon Master Trust Class A Series 2023-1	4.490%	1/22/29	17,220	17,223
[4]	Verizon Master Trust Class A1A Series 2022-7	5.230%	11/22/27	14,070	14,176
[4]	Verizon Master Trust Class B Series 2021-1	0.690%	5/20/27	22,770	21,440
[4]	Verizon Master Trust Class B Series 2021-2	1.280%	4/20/28	19,430	18,152
[4]	Verizon Master Trust Class C Series 2021-1	0.890%	5/20/27	12,360	11,681

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	4.122%	9/25/33	310	322
[4,8]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	4.342%	1/25/33	51	55
[4,8]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	3.819%	8/25/33	235	226
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	8,255	7,611
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	6,950	6,433
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	5,260	5,092
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	7,343	7,034
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	5,750	5,328
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,495	2,359
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,479	2,358
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	3,435	3,321
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	3,040	2,979
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	11,100	10,775
[4,8]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.291%	7/15/46	4,906	4,842
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	7,100	6,857
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	7,894	7,590
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	6,550	5,768
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	6,830	4,795
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.550%	9/15/58	4,885	4,447
[4,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	3,490	2,985
[4,8]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	4.511%	10/25/36	2,368	2,473
[4,7,8]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	35,485	33,948
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	2,096	2,029
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	1,787	1,756
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,230	2,213
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	7,130	6,858
[4,8]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.849%	12/15/46	5,775	5,544
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	11,110	10,004
[4,8]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	4,500	3,919
[4]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	10,150	9,919
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	13,110	11,988
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-C	3.680%	9/15/28	10,970	10,663
[4]	World Omni Auto Receivables Trust Class A4 Series 2022-D	5.700%	2/15/29	6,510	6,756
[4]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	4,350	4,131
[4]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	4,360	3,958
[4]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	5,360	4,797
[4]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	3,900	3,619

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	4,270	3,870
[4]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	2,420	2,160
[4]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	4,640	4,190
[4]	World Omni Automobile Lease Securitization Trust Class A4 Series 2021-A	0.500%	11/16/26	11,150	10,684
[4]	World Omni Automobile Lease Securitization Trust Class B Series 2022-A	3.670%	6/15/27	4,970	4,818
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,901,150)					2,754,546
Corporate Bonds (79.7%)
Communications (5.7%)
	Activision Blizzard Inc.	3.400%	9/15/26	7,819	7,546
	AT&T Inc.	0.900%	3/25/24	181,884	173,908
	AT&T Inc.	1.700%	3/25/26	210,670	193,125
[9]	AT&T Inc.	1.800%	9/5/26	1,000	1,025
	AT&T Inc.	2.300%	6/1/27	57,467	52,485
[9]	Booking Holdings Inc.	0.100%	3/8/25	23,876	24,220
	Booking Holdings Inc.	3.600%	6/1/26	16,000	15,562
[9]	Booking Holdings Inc.	4.000%	11/15/26	3,645	4,056
[9]	British Telecommunications plc	1.750%	3/10/26	500	517
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	1,935	1,867
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	70,527	69,934
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	261,227	259,892
[9]	CK Hutchison Group Telecom Finance SA	0.750%	4/17/26	1,000	987
	Comcast Corp.	3.375%	8/15/25	90,024	87,581
	Comcast Corp.	3.950%	10/15/25	63,324	62,469
	Comcast Corp.	3.150%	3/1/26	52,355	50,546
[9]	Comcast Corp.	0.000%	9/14/26	49,105	47,370
	Comcast Corp.	2.350%	1/15/27	51,581	47,896
	Comcast Corp.	5.350%	11/15/27	18,990	19,776
	Comcast Corp.	5.250%	11/7/25	16,790	17,155
[7]	Cox Communications Inc.	3.150%	8/15/24	9,327	9,052
[7]	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,810	10,429
[10]	Deutsche Telekom International Finance BV	8.875%	11/27/28	500	752
[7]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	1,523	1,380
	Discovery Communications LLC	3.800%	3/13/24	62,824	61,762
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	3.900%	11/15/24	28,005	27,383
	Discovery Communications LLC	3.450%	3/15/25	5,993	5,777
	Discovery Communications LLC	3.950%	6/15/25	6,790	6,564
	Discovery Communications LLC	4.900%	3/11/26	77,970	77,315
[7]	DISH DBS Corp.	5.250%	12/1/26	2,413	2,079
	Expedia Group Inc.	4.625%	8/1/27	21,939	21,585
	Fox Corp.	3.050%	4/7/25	56,576	54,562
[7]	Frontier Communications Holdings LLC	5.875%	10/15/27	988	943
[7]	Frontier Communications Holdings LLC	5.000%	5/1/28	5,208	4,723
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	6,672	6,582
[7]	Level 3 Financing Inc.	4.625%	9/15/27	1,640	1,391
[7]	Level 3 Financing Inc.	4.250%	7/1/28	1,490	1,180
[7]	Level 3 Financing Inc.	3.625%	1/15/29	2,350	1,748
[7]	Magallanes Inc.	3.428%	3/15/24	93,175	91,226
[7]	Magallanes Inc.	3.638%	3/15/25	72,515	69,932
[7]	Magallanes Inc.	3.755%	3/15/27	190,885	178,847
	Meta Platforms Inc.	3.500%	8/15/27	202,738	194,615
	Netflix Inc.	5.875%	2/15/25	1,455	1,480
[7]	Netflix Inc.	3.625%	6/15/25	12,468	12,080
	Netflix Inc.	4.375%	11/15/26	7,179	7,136
	Netflix Inc.	4.875%	4/15/28	10,180	10,171
	Netflix Inc.	5.875%	11/15/28	354	369
[7]	Nexstar Media Inc.	5.625%	7/15/27	3,875	3,692
[7]	Nexstar Media Inc.	4.750%	11/1/28	2,898	2,609
[7]	NTT Finance Corp.	1.162%	4/3/26	87,855	78,834
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	21,539	20,871
	Ooredoo International Finance Ltd.	3.250%	2/21/23	16,700	16,695
	Paramount Global Inc.	4.750%	5/15/25	57,148	56,743
	Paramount Global Inc.	4.000%	1/15/26	10,167	9,881
[7]	Rogers Communications Inc.	3.200%	3/15/27	38,720	36,436
[7]	Sirius XM Radio Inc.	3.125%	9/1/26	850	766
[7]	Sky Ltd.	3.750%	9/16/24	48,460	47,626
[9]	Sky Ltd.	2.500%	9/15/26	22,015	23,154
	Sprint LLC	7.125%	6/15/24	10,566	10,802
	Sprint LLC	7.625%	3/1/26	3,640	3,849
	Take-Two Interactive Software Inc.	3.300%	3/28/24	23,520	23,052
	Take-Two Interactive Software Inc.	3.550%	4/14/25	24,260	23,532
	Take-Two Interactive Software Inc.	3.700%	4/14/27	29,000	27,812
	Telefonica Emisiones SA	4.103%	3/8/27	37,687	36,554
[9]	Telefonica Emisiones SA	1.201%	8/21/27	500	495
	T-Mobile USA Inc.	3.500%	4/15/25	239,286	232,403
	T-Mobile USA Inc.	1.500%	2/15/26	54,009	49,281
	T-Mobile USA Inc.	2.250%	2/15/26	40,115	37,185
	T-Mobile USA Inc.	2.625%	4/15/26	6,695	6,255
	T-Mobile USA Inc.	3.750%	4/15/27	127,714	122,860
	T-Mobile USA Inc.	5.375%	4/15/27	9,475	9,512
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	55	53
	VeriSign Inc.	5.250%	4/1/25	17,073	17,139
	Verizon Communications Inc.	0.850%	11/20/25	38,220	34,580
	Verizon Communications Inc.	1.450%	3/20/26	118,945	108,335

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	2.625%	8/15/26	44,140	41,448
[9]	Verizon Communications Inc.	1.375%	10/27/26	1,000	1,012
	Verizon Communications Inc.	4.125%	3/16/27	43,382	42,831
	Verizon Communications Inc.	3.000%	3/22/27	55,195	52,114
	Verizon Communications Inc.	2.100%	3/22/28	43,312	38,649
[7]	Videotron Ltd.	5.125%	4/15/27	1,875	1,808
	Vodafone Group plc	4.125%	5/30/25	22,338	21,986
	Walt Disney Co.	3.350%	3/24/25	60,588	59,077
	Walt Disney Co.	1.750%	1/13/26	51,005	47,247
	Walt Disney Co.	3.375%	11/15/26	43,428	41,807
	Walt Disney Co.	3.700%	3/23/27	7,057	6,916
					3,394,881
Consumer Discretionary (5.7%)
[7]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	1,974	1,822
	Amazon.com Inc.	4.600%	12/1/25	163,000	164,394
	Amazon.com Inc.	3.150%	8/22/27	19,500	18,650
	Amazon.com Inc.	4.550%	12/1/27	142,470	144,297
	American Honda Finance Corp.	0.550%	7/12/24	96,050	90,477
	American Honda Finance Corp.	0.750%	8/9/24	14,895	14,042
	American Honda Finance Corp.	2.150%	9/10/24	25,198	24,218
	American Honda Finance Corp.	1.200%	7/8/25	47,276	43,600
	American Honda Finance Corp.	4.750%	1/12/26	20,440	20,612
	Asbury Automotive Group Inc.	4.500%	3/1/28	7,269	6,618
	AutoZone Inc.	3.625%	4/15/25	50,197	49,057
	AutoZone Inc.	3.750%	6/1/27	15,500	15,073
	AutoZone Inc.	4.500%	2/1/28	42,025	41,912
[7]	BMW US Capital LLC	0.800%	4/1/24	10,125	9,666
[7]	BMW US Capital LLC	1.250%	8/12/26	24,500	21,849
[7]	BMW US Capital LLC	3.450%	4/1/27	9,875	9,511
	Brunswick Corp.	0.850%	8/18/24	34,250	31,929
[7]	Caesars Entertainment Inc.	6.250%	7/1/25	2,420	2,411
[7]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	3,065	3,067
[7]	Carnival Corp.	4.000%	8/1/28	3,690	3,181
[7]	Churchill Downs Inc.	5.500%	4/1/27	6,559	6,366
[7]	Churchill Downs Inc.	4.750%	1/15/28	2,831	2,648
[7]	Clarios Global LP	6.750%	5/15/25	2,269	2,283
[7]	Daimler Finance North America LLC	3.650%	2/22/24	26,000	25,650
[7]	Daimler Finance North America LLC	0.750%	3/1/24	111,155	106,266
[7]	Daimler Finance North America LLC	2.700%	6/14/24	37,200	36,145
[7]	Daimler Finance North America LLC	1.450%	3/2/26	17,440	15,848
[9]	Daimler International Finance BV	2.000%	8/22/26	1,000	1,046
	eBay Inc.	5.900%	11/22/25	17,260	17,819
	eBay Inc.	1.400%	5/10/26	28,500	25,713
	eBay Inc.	5.950%	11/22/27	17,365	18,239
[7]	ERAC USA Finance LLC	3.850%	11/15/24	37,894	36,875
[7]	ERAC USA Finance LLC	3.800%	11/1/25	18,585	17,943
[7]	ERAC USA Finance LLC	3.300%	12/1/26	2,965	2,790
	Ford Motor Credit Co. LLC	5.125%	6/16/25	2,745	2,690
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ford Motor Credit Co. LLC	4.134%	8/4/25	1,195	1,141
	Ford Motor Credit Co. LLC	3.375%	11/13/25	9,395	8,750
	Ford Motor Credit Co. LLC	2.700%	8/10/26	6,095	5,439
	Ford Motor Credit Co. LLC	4.950%	5/28/27	16,975	16,293
	Ford Motor Credit Co. LLC	4.125%	8/17/27	6,703	6,176
	Ford Motor Credit Co. LLC	3.815%	11/2/27	993	897
	General Motors Co.	6.125%	10/1/25	107,602	110,340
	General Motors Financial Co. Inc.	3.950%	4/13/24	51,061	50,383
	General Motors Financial Co. Inc.	1.200%	10/15/24	33,600	31,414
	General Motors Financial Co. Inc.	3.500%	11/7/24	37,585	36,497
	General Motors Financial Co. Inc.	4.000%	1/15/25	4,900	4,794
	General Motors Financial Co. Inc.	2.900%	2/26/25	39,315	37,512
	General Motors Financial Co. Inc.	4.350%	4/9/25	25,075	24,601
	General Motors Financial Co. Inc.	2.750%	6/20/25	21,853	20,620
	General Motors Financial Co. Inc.	6.050%	10/10/25	106,523	108,548
	General Motors Financial Co. Inc.	1.250%	1/8/26	153,293	137,378
	General Motors Financial Co. Inc.	5.250%	3/1/26	29,409	29,430
	General Motors Financial Co. Inc.	1.500%	6/10/26	10,377	9,224
	General Motors Financial Co. Inc.	4.000%	10/6/26	22,140	21,339
	General Motors Financial Co. Inc.	4.350%	1/17/27	18,743	18,191
	General Motors Financial Co. Inc.	2.350%	2/26/27	38,865	34,901
	General Motors Financial Co. Inc.	5.000%	4/9/27	48,499	48,067
	General Motors Financial Co. Inc.	2.700%	8/20/27	25,903	23,256
[7]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	14,500	13,769
[7]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	105,072	96,123
	Harley-Davidson Inc.	3.500%	7/28/25	16,500	15,807
[7]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	7,959	7,925
[7]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	860	853
	Home Depot Inc.	4.000%	9/15/25	27,335	27,222
	Honda Motor Co. Ltd.	2.271%	3/10/25	28,570	27,211
	Honda Motor Co. Ltd.	2.534%	3/10/27	38,590	35,998
	Lennar Corp.	4.500%	4/30/24	34,650	34,457
	Lennar Corp.	5.875%	11/15/24	19,400	19,604
	Lennar Corp.	4.750%	5/30/25	22,084	21,842
	Lennar Corp.	5.250%	6/1/26	52,497	53,116
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	10,985	11,046
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	1,647	1,469
	Lowe's Cos. Inc.	4.400%	9/8/25	18,865	18,788
	Lowe's Cos. Inc.	3.350%	4/1/27	18,020	17,257
	Marriott International Inc.	3.750%	10/1/25	15,325	14,895

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marriott International Inc.	3.125%	6/15/26	6,390	6,073
	Marriott International Inc.	5.000%	10/15/27	14,150	14,270
[7]	Mattel Inc.	5.875%	12/15/27	9,219	9,231
	McDonald's Corp.	3.300%	7/1/25	25,701	25,028
	McDonald's Corp.	1.450%	9/1/25	24,300	22,526
	McDonald's Corp.	3.500%	7/1/27	21,500	20,793
[7]	Meritage Homes Corp.	3.875%	4/15/29	1,775	1,573
[7]	NCL Corp. Ltd.	5.875%	2/15/27	1,298	1,209
[7]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	50,400	47,766
[7]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	23,960	22,205
[7]	Nissan Motor Acceptance Co. LLC	2.000%	3/9/26	58,225	51,624
[7]	Nissan Motor Co. Ltd.	3.043%	9/15/23	105,000	103,238
[7]	Nissan Motor Co. Ltd.	3.522%	9/17/25	21,725	20,511
[7]	Penn National Gaming Inc.	5.625%	1/15/27	1,225	1,151
[9]	RCI Banque SA	4.875%	9/21/28	400	438
[9]	Richemont International Holding SA	1.000%	3/26/26	1,000	1,022
	Ross Stores Inc.	0.875%	4/15/26	20,065	17,855
[7]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	706	757
	Starbucks Corp.	2.000%	3/12/27	3,813	3,475
	TJX Cos. Inc.	2.250%	9/15/26	2,011	1,872
[9]	Toyota Finance Australia Ltd.	2.280%	10/21/27	300	313
	Toyota Motor Corp.	3.650%	8/18/25	52,285	51,157
	Toyota Motor Credit Corp.	2.500%	3/22/24	37,760	36,835
	Toyota Motor Credit Corp.	4.400%	9/20/24	65,050	64,766
	Toyota Motor Credit Corp.	4.800%	1/10/25	50,780	50,960
	Toyota Motor Credit Corp.	1.450%	1/13/25	46,070	43,445
	Toyota Motor Credit Corp.	3.000%	4/1/25	39,050	37,765
	Toyota Motor Credit Corp.	3.950%	6/30/25	43,920	43,354
	Toyota Motor Credit Corp.	0.800%	10/16/25	78,885	71,559
	Toyota Motor Credit Corp.	5.400%	11/10/25	33,820	34,607
	Toyota Motor Credit Corp.	1.900%	1/13/27	67,445	61,444
	Toyota Motor Credit Corp.	3.050%	3/22/27	110,905	105,436
	Toyota Motor Credit Corp.	4.550%	9/20/27	66,140	66,736
	Toyota Motor Credit Corp.	4.625%	1/12/28	13,395	13,530
[9]	Toyota Motor Finance Netherlands BV	0.000%	10/27/25	500	497
[9]	Volkswagen Financial Services AG	0.875%	1/31/28	20,400	18,928
[10]	Volkswagen Financial Services NV	1.125%	9/18/23	29,400	35,496
[7]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	4,500	4,335
[7]	Volkswagen Group of America Finance LLC	3.200%	9/26/26	5,000	4,704
[9]	Volkswagen Leasing GmbH	0.000%	7/19/24	2,000	2,062
[9]	Volkswagen Leasing GmbH	0.375%	7/20/26	23,870	22,971
[7]	William Carter Co.	5.625%	3/15/27	2,947	2,875
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	2,206	2,046
					3,385,718
Consumer Staples (5.0%)
[7]	7-Eleven Inc.	0.800%	2/10/24	126,300	120,791
[7]	7-Eleven Inc.	0.950%	2/10/26	67,700	60,477
	Altria Group Inc.	2.350%	5/6/25	51,609	49,001
	Altria Group Inc.	4.400%	2/14/26	16,727	16,655
	Altria Group Inc.	2.625%	9/16/26	25,076	23,418
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	60,103	58,735
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	17,505	17,187
	BAT Capital Corp.	3.222%	8/15/24	54,007	52,555
	BAT Capital Corp.	2.789%	9/6/24	9,750	9,436
[10]	BAT Capital Corp.	2.125%	8/15/25	9,705	11,137
	BAT Capital Corp.	3.215%	9/6/26	71,137	67,058
	BAT Capital Corp.	4.700%	4/2/27	89,408	87,658
	BAT Capital Corp.	3.557%	8/15/27	1,583	1,476
[7]	BAT International Finance plc	3.950%	6/15/25	69,925	67,831
	BAT International Finance plc	1.668%	3/25/26	133,090	120,133
[10]	BAT International Finance plc	4.000%	9/4/26	2,797	3,286
	Campbell Soup Co.	3.950%	3/15/25	20,050	19,752
[7]	Cargill Inc.	4.875%	10/10/25	25,960	26,155
[9]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	15,010	15,389
[9]	CK Hutchison Finance 16 II Ltd.	0.875%	10/3/24	1,500	1,549
[9]	Coca-Cola Co.	1.875%	9/22/26	10,780	11,191
	Colgate-Palmolive Co.	3.100%	8/15/25	33,010	32,198
	Colgate-Palmolive Co.	3.100%	8/15/27	28,710	27,835
	Constellation Brands Inc.	4.750%	11/15/24	11,550	11,538
	Constellation Brands Inc.	4.400%	11/15/25	23,350	23,128
	Constellation Brands Inc.	4.750%	12/1/25	4,000	3,999
	Constellation Brands Inc.	3.700%	12/6/26	8,315	8,045
	Constellation Brands Inc.	3.500%	5/9/27	15,790	15,172
	Constellation Brands Inc.	4.350%	5/9/27	53,230	52,586
	Costco Wholesale Corp.	1.375%	6/20/27	38,761	34,747
	Diageo Capital plc	5.200%	10/24/25	30,885	31,556
	Diageo Capital plc	5.300%	10/24/27	38,960	40,548
	Dollar General Corp.	4.625%	11/1/27	18,750	18,771
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	6,634	6,590
	GSK Consumer Healthcare Capital US LLC	3.125%	3/24/25	140,475	135,077
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/27	58,059	54,959
[10]	Imperial Brands Finance plc	5.500%	9/28/26	500	616
	J M Smucker Co.	3.500%	3/15/25	9,370	9,109
[7]	JDE Peet's NV	1.375%	1/15/27	36,090	31,284
	Keurig Dr Pepper Inc.	0.750%	3/15/24	5,905	5,641
	Keurig Dr Pepper Inc.	4.417%	5/25/25	30,055	29,837
	Kimberly-Clark Corp.	3.050%	8/15/25	14,995	14,517
	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	9,650	9,312
	Kraft Heinz Foods Co.	3.000%	6/1/26	20,400	19,421

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kraft Heinz Foods Co.	3.875%	5/15/27	54,642	53,223
	Kroger Co.	3.500%	2/1/26	26,000	25,206
	Kroger Co.	2.650%	10/15/26	620	580
[7]	Lamb Weston Holdings Inc.	4.875%	5/15/28	2,210	2,138
[9]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	10,533	10,961
	McCormick & Co. Inc.	3.150%	8/15/24	8,564	8,341
	McCormick & Co. Inc.	3.400%	8/15/27	19,385	18,452
	Mead Johnson Nutrition Co.	4.125%	11/15/25	4,900	4,847
	Molson Coors Beverage Co.	3.000%	7/15/26	24,500	23,139
[7]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	72,805	69,877
[7]	Mondelez International Holdings Netherlands BV	0.750%	9/24/24	19,510	18,224
[7]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	48,010	42,428
	Mondelez International Inc.	1.500%	5/4/25	61,425	57,430
	Mondelez International Inc.	2.625%	3/17/27	29,030	27,026
[9]	Nestle Finance International Ltd.	0.000%	6/14/26	1,000	984
[7]	Nestle Holdings Inc.	3.500%	9/24/25	14,500	14,221
	Pepsico Inc.	3.600%	2/18/28	46,980	45,910
[7]	Performance Food Group Inc.	6.875%	5/1/25	997	1,004
[7]	Performance Food Group Inc.	5.500%	10/15/27	4,340	4,188
	Philip Morris International Inc.	5.125%	11/15/24	54,515	54,911
	Philip Morris International Inc.	1.500%	5/1/25	34,800	32,526
	Philip Morris International Inc.	3.375%	8/11/25	7,914	7,674
	Philip Morris International Inc.	5.000%	11/17/25	57,630	58,406
	Philip Morris International Inc.	2.750%	2/25/26	15,557	14,801
[9]	Philip Morris International Inc.	2.875%	3/3/26	21,455	22,755
	Philip Morris International Inc.	0.875%	5/1/26	33,850	30,200
	Philip Morris International Inc.	5.125%	11/17/27	91,345	93,333
	Procter & Gamble Co.	4.100%	1/26/26	33,835	33,825
	Procter & Gamble Co.	3.950%	1/26/28	31,790	31,749
[7]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	113,218	109,935
[7]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	11,951	11,292
	Reynolds American Inc.	4.450%	6/12/25	144,271	141,620
	Target Corp.	1.950%	1/15/27	27,135	25,043
	Tyson Foods Inc.	3.950%	8/15/24	87,199	86,112
	Tyson Foods Inc.	4.000%	3/1/26	31,486	30,982
	Walmart Inc.	3.900%	9/9/25	206,095	205,130
	Walmart Inc.	3.950%	9/9/27	136,305	136,293
					3,012,122
Energy (5.7%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	14,200	12,936
	BP Capital Markets America Inc.	3.796%	9/21/25	40,135	39,743
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.410%	2/11/26	36,620	35,647
	BP Capital Markets America Inc.	3.119%	5/4/26	63,745	61,300
	BP Capital Markets America Inc.	3.017%	1/16/27	28,626	27,225
[9]	BP Capital Markets plc	2.972%	2/27/26	400	428
	BP Capital Markets plc	3.279%	9/19/27	49,894	47,840
[9]	BP Capital Markets plc	0.831%	11/8/27	19,200	18,392
	Buckeye Partners LP	4.150%	7/1/23	3,230	3,201
	Canadian Natural Resources Ltd.	3.800%	4/15/24	18,391	18,114
	Canadian Natural Resources Ltd.	3.900%	2/1/25	12,950	12,670
	Canadian Natural Resources Ltd.	2.050%	7/15/25	18,312	17,145
	Canadian Natural Resources Ltd.	3.850%	6/1/27	70,623	68,259
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	126,164	127,453
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	52,787	53,179
	Cheniere Energy Inc.	4.625%	10/15/28	3,665	3,493
	Chevron Corp.	1.554%	5/11/25	33,324	31,373
	Chevron Corp.	2.954%	5/16/26	4,800	4,615
[7]	CNX Resources Corp.	7.250%	3/14/27	446	444
	ConocoPhillips Co.	2.400%	3/7/25	23,370	22,363
	Continental Resources Inc.	3.800%	6/1/24	14,571	14,290
[7]	Continental Resources Inc.	2.268%	11/15/26	26,650	23,679
	Coterra Energy Inc.	3.900%	5/15/27	16,269	15,623
[7]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	1,850	1,810
	DCP Midstream Operating LP	5.625%	7/15/27	1,801	1,833
	Devon Energy Corp.	5.250%	9/15/24	69,058	69,271
	Devon Energy Corp.	5.850%	12/15/25	13,303	13,639
	Diamondback Energy Inc.	3.250%	12/1/26	76,025	71,963
[7]	DT Midstream Inc.	4.125%	6/15/29	3,795	3,347
	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	6,378	6,224
	Ecopetrol SA	5.875%	9/18/23	18,819	18,831
	Empresa Nacional del Petroleo	4.375%	10/30/24	22,304	21,908
	Empresa Nacional del Petroleo	3.750%	8/5/26	13,839	13,059
	Empresa Nacional del Petroleo	5.250%	11/6/29	5,318	5,189
	Enable Midstream Partners LP	3.900%	5/15/24	6,970	6,852
	Enable Midstream Partners LP	4.400%	3/15/27	48,250	47,148
	Enbridge Energy Partners LP	5.875%	10/15/25	24,941	25,517
	Enbridge Inc.	3.500%	6/10/24	36,445	35,689
	Enbridge Inc.	2.500%	1/15/25	32,322	30,809
	Enbridge Inc.	2.500%	2/14/25	9,714	9,251
	Enbridge Inc.	1.600%	10/4/26	29,100	26,020
	Enbridge Inc.	4.250%	12/1/26	4,461	4,371
	Enbridge Inc.	3.700%	7/15/27	33,084	31,773
	Enbridge Inc.	7.375%	1/15/83	17,370	17,382
	Energy Transfer LP	4.250%	3/15/23	20,013	19,992
	Energy Transfer LP	4.900%	2/1/24	40,324	40,173
	Energy Transfer LP	4.250%	4/1/24	43,468	42,997
	Energy Transfer LP	4.500%	4/15/24	40,686	40,353
	Energy Transfer LP	4.050%	3/15/25	53,734	52,711

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	5.950%	12/1/25	10,655	10,903
	Energy Transfer LP	4.750%	1/15/26	3,155	3,132
	Energy Transfer LP	5.500%	6/1/27	7,831	7,947
	Energy Transfer LP	5.550%	2/15/28	33,780	34,461
[7]	Eni SpA	4.000%	9/12/23	77,305	76,655
	EnLink Midstream Partners LP	4.850%	7/15/26	2,915	2,830
	Enterprise Products Operating LLC	3.900%	2/15/24	28,502	28,202
	Enterprise Products Operating LLC	5.050%	1/10/26	48,255	48,964
	Enterprise Products Operating LLC	3.700%	2/15/26	31,438	30,750
[7]	EQM Midstream Partners LP	6.000%	7/1/25	1,067	1,051
[7]	EQM Midstream Partners LP	7.500%	6/1/27	3,429	3,438
	EQT Corp.	6.125%	2/1/25	18,158	18,364
	EQT Corp.	5.678%	10/1/25	12,790	12,801
[7]	EQT Corp.	3.125%	5/15/26	2,748	2,572
	EQT Corp.	3.900%	10/1/27	22,500	21,337
	Exxon Mobil Corp.	2.709%	3/6/25	10,000	9,702
	Exxon Mobil Corp.	2.992%	3/19/25	27,951	27,189
	Exxon Mobil Corp.	3.043%	3/1/26	35,025	33,771
	Exxon Mobil Corp.	2.275%	8/16/26	10,813	10,115
	Genesis Energy LP / Genesis Energy Finance Corp.	6.500%	10/1/25	357	351
	Harvest Operations Corp.	1.000%	4/26/24	19,240	18,308
	KazMunayGas National Co. JSC	4.750%	4/24/25	4,790	4,707
[7]	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	2,396
	KazTransGas JSC	4.375%	9/26/27	2,699	2,477
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	11,015	10,919
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	17,184	17,067
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,145	5,083
	Kinder Morgan Inc.	4.300%	6/1/25	25,844	25,589
	Kinder Morgan Inc.	1.750%	11/15/26	29,100	26,115
	Marathon Petroleum Corp.	3.625%	9/15/24	31,830	31,253
	Marathon Petroleum Corp.	4.700%	5/1/25	103,522	103,399
	Marathon Petroleum Corp.	5.125%	12/15/26	55,600	56,220
	MPLX LP	4.875%	12/1/24	29,939	29,906
	MPLX LP	4.875%	6/1/25	20,170	20,132
	MPLX LP	1.750%	3/1/26	85,686	77,999
	Newfield Exploration Co.	5.375%	1/1/26	32,854	33,070
	Nustar Logistics LP	5.750%	10/1/25	4,110	4,067
	Occidental Petroleum Corp.	6.950%	7/1/24	1,841	1,873
	Occidental Petroleum Corp.	5.875%	9/1/25	4,445	4,500
	Occidental Petroleum Corp.	5.500%	12/1/25	2,665	2,682
	ONEOK Inc.	2.750%	9/1/24	19,529	18,841
	ONEOK Inc.	2.200%	9/15/25	20,076	18,665
	ONEOK Inc.	5.850%	1/15/26	69,178	70,929
	ONEOK Partners LP	4.900%	3/15/25	9,680	9,642
	Pertamina Persero PT	4.300%	5/20/23	40,975	40,863
	Pertamina Persero PT	1.400%	2/9/26	19,433	17,518
	Phillips 66	0.900%	2/15/24	24,185	23,188
	Phillips 66	3.850%	4/9/25	18,475	18,184
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Phillips 66	1.300%	2/15/26	31,103	28,285
[7]	Phillips 66 Co.	3.605%	2/15/25	21,326	20,794
	Pioneer Natural Resources Co.	1.125%	1/15/26	31,105	28,153
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	30,637	29,906
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	60,277	59,699
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	29,582	28,913
[7]	SA Global Sukuk Ltd.	0.946%	6/17/24	34,667	32,835
	SA Global Sukuk Ltd.	0.946%	6/17/24	30,376	28,780
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	55,698	56,031
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	109,015	110,051
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	78,820	80,625
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	15,322	15,350
[7]	Saudi Arabian Oil Co.	1.250%	11/24/23	3,079	2,980
	Saudi Arabian Oil Co.	1.250%	11/24/23	550	533
	Saudi Arabian Oil Co.	2.875%	4/16/24	14,780	14,404
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	23,701	22,023
	Shell International Finance BV	3.250%	5/11/25	34,824	34,018
	Solar Applied Materials Technology Corp.	4.000%	10/1/27	13,000	12,443
[7,11]	Southern Gas Corridor CJSC	6.875%	3/24/26	3,151	3,247
[11]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,449	10,780
	Spectra Energy Partners LP	4.750%	3/15/24	11,420	11,379
	Spectra Energy Partners LP	3.500%	3/15/25	11,985	11,643
	Spectra Energy Partners LP	3.375%	10/15/26	20,242	19,274
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	6,595	6,575
	Suvidhaa Infoserve Ltd.	3.900%	7/15/26	13,256	12,764
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	4,121	4,214
	TotalEnergies Capital International SA	2.434%	1/10/25	58,447	56,302
	TransCanada PipeLines Ltd.	1.000%	10/12/24	94,119	88,079
	TransCanada PipeLines Ltd.	4.875%	1/15/26	28,389	28,514
	Western Midstream Operating LP	4.650%	7/1/26	3,620	3,491
	Western Midstream Operating LP	4.300%	2/1/30	5,530	5,063
	Williams Cos. Inc.	4.300%	3/4/24	13,600	13,486
	Williams Cos. Inc.	4.550%	6/24/24	114,409	113,807
	Williams Cos. Inc.	4.000%	9/15/25	9,899	9,692
	Williams Cos. Inc.	3.750%	6/15/27	23,300	22,527
					3,424,311
Financials (29.0%)
	ABN AMRO Bank NV	4.400%	3/27/28	22,000	21,859
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	64,259	63,841

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	55,460	53,805
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	57,761	56,312
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	50,233	48,012
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	172,300	161,323
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	10/29/24	87,100	81,257
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	27,615	26,544
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	24,230	24,694
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	37,600	36,716
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	67,076	60,212
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	94,267	84,739
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	17,898	16,575
	Affiliated Managers Group Inc.	3.500%	8/1/25	9,700	9,413
	Aflac Inc.	1.125%	3/15/26	43,772	39,492
	Air Lease Corp.	4.250%	2/1/24	18,766	18,536
	Air Lease Corp.	2.300%	2/1/25	42,260	39,778
	Air Lease Corp.	3.250%	3/1/25	2,910	2,791
	Air Lease Corp.	3.375%	7/1/25	37,083	35,392
	Air Lease Corp.	2.875%	1/15/26	72,485	68,021
	Air Lease Corp.	3.750%	6/1/26	4,000	3,839
	Air Lease Corp.	2.200%	1/15/27	29,100	26,196
	Air Lease Corp.	5.300%	2/1/28	19,300	19,274
	Aircastle Ltd.	4.125%	5/1/24	6,790	6,648
	Allstate Corp.	0.750%	12/15/25	9,670	8,697
	Ally Financial Inc.	3.875%	5/21/24	46,379	45,531
	Ally Financial Inc.	4.625%	3/30/25	3,814	3,781
	Ally Financial Inc.	5.800%	5/1/25	1,940	1,963
	Ally Financial Inc.	4.750%	6/9/27	29,000	28,096
	American Express Co.	3.000%	10/30/24	15,235	14,820
	American Express Co.	2.250%	3/4/25	21,382	20,350
	American Express Co.	3.950%	8/1/25	121,125	119,356
	American Express Co.	4.200%	11/6/25	16,315	16,192
	American Express Co.	2.550%	3/4/27	52,837	49,011
	American Express Co.	5.850%	11/5/27	43,800	46,342
	American International Group Inc.	2.500%	6/30/25	61,070	58,135
	American International Group Inc.	3.900%	4/1/26	9,350	9,159
	Ameriprise Financial Inc.	3.000%	4/2/25	20,610	19,893
	Ameriprise Financial Inc.	2.875%	9/15/26	11,645	10,978
[7]	Antares Holdings LP	2.750%	1/15/27	33,939	28,092
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	26,800	25,122
	Aon plc	3.500%	6/14/24	42,490	41,715
	Aon plc	3.875%	12/15/25	10,782	10,563
[7]	Apollo Management Holdings LP	4.000%	5/30/24	4,835	4,737
	Ares Capital Corp.	2.150%	7/15/26	29,000	25,366
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Athene Global Funding	0.950%	1/8/24	34,970	33,540
[7]	Athene Global Funding	0.914%	8/19/24	11,320	10,517
	Athene Holding Ltd.	4.125%	1/12/28	31,391	29,881
[7]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	71,004	65,316
[8,12]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	5.382%	7/26/29	49,406	35,051
[10]	Aviva plc	6.125%	11/14/36	7,200	9,036
[7]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	21,940	20,809
[9]	Banco Santander SA	0.250%	6/19/24	3,000	3,124
	Banco Santander SA	0.701%	6/30/24	16,085	15,763
	Banco Santander SA	2.746%	5/28/25	60,170	56,931
	Banco Santander SA	5.147%	8/18/25	27,000	26,961
	Banco Santander SA	5.179%	11/19/25	5,225	5,199
	Banco Santander SA	1.849%	3/25/26	29,250	26,346
	Banco Santander SA	5.294%	8/18/27	9,600	9,609
	Banco Santander SA	1.722%	9/14/27	22,000	19,273
	Bank of America Corp.	4.000%	1/22/25	89,110	87,545
	Bank of America Corp.	1.843%	2/4/25	104,570	100,926
	Bank of America Corp.	3.458%	3/15/25	9,700	9,514
	Bank of America Corp.	3.950%	4/21/25	76,426	75,141
	Bank of America Corp.	0.976%	4/22/25	59,888	56,765
	Bank of America Corp.	3.841%	4/25/25	23,900	23,478
	Bank of America Corp.	0.981%	9/25/25	49,430	46,130
	Bank of America Corp.	3.093%	10/1/25	74,970	72,534
	Bank of America Corp.	2.456%	10/22/25	19,250	18,408
	Bank of America Corp.	3.366%	1/23/26	52,553	50,786
	Bank of America Corp.	2.015%	2/13/26	51,370	48,209
	Bank of America Corp.	4.450%	3/3/26	53,863	53,387
	Bank of America Corp.	3.384%	4/2/26	111,500	107,819
	Bank of America Corp.	1.319%	6/19/26	84,240	77,143
	Bank of America Corp.	4.827%	7/22/26	88,970	88,756
	Bank of America Corp.	4.250%	10/22/26	27,110	26,606
	Bank of America Corp.	1.197%	10/24/26	43,560	39,291
	Bank of America Corp.	5.080%	1/20/27	25,800	25,886
	Bank of America Corp.	1.658%	3/11/27	48,515	43,807
	Bank of America Corp.	3.559%	4/23/27	28,110	26,918
	Bank of America Corp.	1.734%	7/22/27	137,745	123,414
	Bank of America Corp.	3.248%	10/21/27	32,908	31,389
	Bank of America Corp.	3.824%	1/20/28	64,779	62,281
	Bank of America Corp.	2.551%	2/4/28	87,966	80,325
	Bank of America Corp.	3.705%	4/24/28	45,747	43,630
	Bank of America Corp.	4.376%	4/27/28	52,150	51,003
	Bank of America Corp.	4.948%	7/22/28	71,115	71,293
	Bank of America Corp.	6.204%	11/10/28	40,360	42,565
	Bank of America Corp.	3.419%	12/20/28	29,511	27,614
	Bank of Montreal	3.700%	6/7/25	21,225	20,729
	Bank of Montreal	1.250%	9/15/26	27,680	24,581
	Bank of Montreal	0.949%	1/22/27	24,075	21,541
	Bank of Montreal	5.203%	2/1/28	26,000	26,520
	Bank of Montreal	4.338%	10/5/28	95,383	94,153
	Bank of New York Mellon Corp.	5.224%	11/21/25	42,865	43,164
	Bank of New York Mellon Corp.	4.414%	7/24/26	53,975	53,605
	Bank of New York Mellon Corp.	2.450%	8/17/26	9,700	9,066
	Bank of New York Mellon Corp.	3.442%	2/7/28	45,782	43,825
	Bank of New York Mellon Corp.	5.802%	10/25/28	26,600	28,041
	Bank of New York Mellon Corp.	4.873%	2/1/29	39,500	39,474
	Bank of Nova Scotia	5.250%	12/6/24	43,000	43,329
	Bank of Nova Scotia	1.450%	1/10/25	21,605	20,268

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Nova Scotia	2.200%	2/3/25	59,127	56,231
	Bank of Nova Scotia	3.450%	4/11/25	42,075	40,852
	Bank of Nova Scotia	1.300%	6/11/25	39,410	36,417
	Bank of Nova Scotia	4.500%	12/16/25	47,180	46,708
	Bank of Nova Scotia	4.750%	2/2/26	59,200	59,168
	Bank of Nova Scotia	1.050%	3/2/26	55,650	49,834
	Bank of Nova Scotia	2.700%	8/3/26	32,080	30,058
	Bank of Nova Scotia	1.950%	2/2/27	27,540	25,020
	Barclays plc	4.375%	9/11/24	55,709	55,066
	Barclays plc	3.650%	3/16/25	38,535	37,484
	Barclays plc	3.932%	5/7/25	51,325	50,303
	Barclays plc	4.375%	1/12/26	51,772	50,856
	Barclays plc	2.852%	5/7/26	28,346	26,915
	Barclays plc	5.200%	5/12/26	27,955	27,829
	Barclays plc	5.304%	8/9/26	34,900	35,042
	Barclays plc	2.279%	11/24/27	11,880	10,641
	Barclays plc	5.501%	8/9/28	25,200	25,363
	Barclays plc	7.385%	11/2/28	79,915	86,571
	Berkshire Hathaway Inc.	3.125%	3/15/26	9,267	9,003
[9]	Berkshire Hathaway Inc.	1.125%	3/16/27	6,100	6,025
[7]	BPCE SA	2.375%	1/14/25	33,030	31,147
	Brown & Brown Inc.	4.200%	9/15/24	33,202	32,922
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	39,585	38,937
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	72,565	64,895
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	22,700	21,737
[9]	Capital One Financial Corp.	0.800%	6/12/24	14,500	15,067
	Capital One Financial Corp.	4.166%	5/9/25	46,250	45,493
	Capital One Financial Corp.	4.200%	10/29/25	23,563	23,050
	Capital One Financial Corp.	2.636%	3/3/26	72,400	68,525
	Capital One Financial Corp.	3.750%	3/9/27	23,488	22,605
	Capital One Financial Corp.	1.878%	11/2/27	48,250	42,699
	Capital One Financial Corp.	4.927%	5/10/28	38,600	38,074
	Capital One Financial Corp.	5.468%	2/1/29	69,650	70,060
	Capital One NA	2.280%	1/28/26	38,485	36,378
	Charles Schwab Corp.	3.625%	4/1/25	44,839	43,898
	Charles Schwab Corp.	3.850%	5/21/25	49,262	48,495
	Charles Schwab Corp.	0.900%	3/11/26	26,115	23,390
	Charles Schwab Corp.	1.150%	5/13/26	29,150	26,196
	Charles Schwab Corp.	2.450%	3/3/27	42,975	39,984
	Charles Schwab Corp.	3.300%	4/1/27	20,174	19,425
	Chubb INA Holdings Inc.	3.350%	5/15/24	37,307	36,706
[9]	Chubb INA Holdings Inc.	0.300%	12/15/24	21,768	22,157
	Chubb INA Holdings Inc.	3.150%	3/15/25	23,558	22,887
	Chubb INA Holdings Inc.	3.350%	5/3/26	85,984	83,402
	Citigroup Inc.	3.875%	3/26/25	26,482	26,004
	Citigroup Inc.	3.352%	4/24/25	17,000	16,629
	Citigroup Inc.	3.300%	4/27/25	11,650	11,290
	Citigroup Inc.	0.981%	5/1/25	28,895	27,359
	Citigroup Inc.	4.140%	5/24/25	8,074	7,978
	Citigroup Inc.	4.400%	6/10/25	28,325	28,116
	Citigroup Inc.	5.500%	9/13/25	2,615	2,654
	Citigroup Inc.	1.281%	11/3/25	19,100	17,814
	Citigroup Inc.	2.014%	1/25/26	40,635	38,200
	Citigroup Inc.	4.600%	3/9/26	54,240	53,914
	Citigroup Inc.	3.290%	3/17/26	24,200	23,297
	Citigroup Inc.	3.106%	4/8/26	63,180	60,561
	Citigroup Inc.	3.400%	5/1/26	19,200	18,489
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	5.610%	9/29/26	38,670	39,261
	Citigroup Inc.	3.200%	10/21/26	74,703	70,765
	Citigroup Inc.	4.300%	11/20/26	31,424	30,897
	Citigroup Inc.	1.122%	1/28/27	38,800	34,574
	Citigroup Inc.	1.462%	6/9/27	81,460	72,543
	Citigroup Inc.	4.450%	9/29/27	33,114	32,496
	Citigroup Inc.	3.887%	1/10/28	38,540	37,033
	Citigroup Inc.	3.070%	2/24/28	48,150	44,754
	Citigroup Inc.	4.658%	5/24/28	34,780	34,479
	Citigroup Inc.	3.668%	7/24/28	73,016	69,141
	Citigroup Inc.	3.520%	10/27/28	9,650	9,045
	CNO Financial Group Inc.	5.250%	5/30/25	22,250	22,257
[8,12]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 0.700%	4.046%	1/14/27	19,300	13,481
[8,12]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	4.942%	9/10/30	7,300	5,118
	Cooperatieve Rabobank UA	4.375%	8/4/25	18,700	18,357
	Cooperatieve Rabobank UA	3.750%	7/21/26	48,131	46,018
[7]	Corebridge Financial Inc.	3.500%	4/4/25	54,043	52,248
[7]	Corebridge Financial Inc.	3.650%	4/5/27	84,327	80,593
	Credit Suisse AG	4.750%	8/9/24	20,000	19,412
	Credit Suisse AG	3.625%	9/9/24	29,705	28,315
	Credit Suisse AG	2.950%	4/9/25	14,300	13,212
[9]	Credit Suisse AG	1.500%	4/10/26	15,000	14,422
	Credit Suisse Group AG	3.750%	3/26/25	49,832	46,926
	Credit Suisse Group AG	4.550%	4/17/26	37,913	34,984
[8,12]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	4.372%	3/8/24	9,240	6,283
[7]	Danske Bank A/S	0.976%	9/10/25	35,390	32,695
[7]	Danske Bank A/S	1.549%	9/10/27	9,857	8,621
[9]	Danske Bank A/S	1.000%	5/15/31	4,500	4,314
[9]	de Volksbank NV	0.250%	6/22/26	27,200	26,062
	Deutsche Bank AG	0.898%	5/28/24	41,065	38,869
	Deutsche Bank AG	2.222%	9/18/24	27,415	26,818
	Deutsche Bank AG	1.447%	4/1/25	28,940	27,363
[9]	Deutsche Bank AG	4.500%	5/19/26	1,100	1,212
	Deutsche Bank AG	2.129%	11/24/26	69,850	63,122
	Deutsche Bank AG	2.311%	11/16/27	45,176	40,173
	Deutsche Bank AG	2.552%	1/7/28	3,966	3,540
	Deutsche Bank AG	6.720%	1/18/29	34,630	36,441
	Discover Bank	2.450%	9/12/24	34,165	32,701
	Discover Bank	3.450%	7/27/26	34,435	32,690
	Discover Bank	4.682%	8/9/28	14,450	14,021
	Discover Financial Services	3.750%	3/4/25	5,085	4,939
[7]	DNB Bank ASA	1.127%	9/16/26	21,460	19,160
[9]	DNB Bank ASA	4.625%	2/28/33	400	435
[7]	F&G Global Funding	0.900%	9/20/24	10,936	10,138
[7]	F&G Global Funding	1.750%	6/30/26	18,649	16,858
	Fifth Third Bancorp	6.361%	10/27/28	32,263	34,091
	Fifth Third Bank NA	3.850%	3/15/26	2,000	1,931
	First-Citizens Bank & Trust Co.	2.969%	9/27/25	16,692	15,987
[7]	Five Corners Funding Trust	4.419%	11/15/23	27,243	27,025
	FS KKR Capital Corp.	3.400%	1/15/26	17,880	16,339
	GATX Corp.	3.250%	3/30/25	2,109	2,027
	GATX Corp.	3.250%	9/15/26	9,710	9,177
	Goldman Sachs Group Inc.	5.700%	11/1/24	56,400	57,288

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	3.500%	1/23/25	41,150	40,093
	Goldman Sachs Group Inc.	1.757%	1/24/25	59,080	56,871
	Goldman Sachs Group Inc.	3.500%	4/1/25	84,540	82,096
	Goldman Sachs Group Inc.	3.750%	5/22/25	78,310	76,528
	Goldman Sachs Group Inc.	3.272%	9/29/25	55,836	54,124
	Goldman Sachs Group Inc.	4.250%	10/21/25	56,569	55,700
	Goldman Sachs Group Inc.	0.855%	2/12/26	33,975	31,131
	Goldman Sachs Group Inc.	3.750%	2/25/26	23,883	23,329
	Goldman Sachs Group Inc.	3.500%	11/16/26	25,155	24,157
	Goldman Sachs Group Inc.	1.093%	12/9/26	90,585	80,995
	Goldman Sachs Group Inc.	1.431%	3/9/27	97,620	87,381
	Goldman Sachs Group Inc.	1.542%	9/10/27	38,150	33,676
	Goldman Sachs Group Inc.	1.948%	10/21/27	72,690	65,048
	Goldman Sachs Group Inc.	2.640%	2/24/28	61,082	55,989
	Goldman Sachs Group Inc.	3.615%	3/15/28	43,804	41,707
[10]	Goldman Sachs Group Inc.	7.250%	4/10/28	4,700	6,386
	Goldman Sachs Group Inc.	3.691%	6/5/28	44,707	42,642
	Goldman Sachs Group Inc.	4.482%	8/23/28	106,300	104,526
	Hanover Insurance Group Inc.	4.500%	4/15/26	9,700	9,608
	HSBC Holdings plc	4.250%	3/14/24	30,082	29,778
	HSBC Holdings plc	0.976%	5/24/25	59,700	56,141
	HSBC Holdings plc	4.250%	8/18/25	39,693	38,976
	HSBC Holdings plc	2.633%	11/7/25	46,895	44,736
	HSBC Holdings plc	4.300%	3/8/26	24,965	24,466
	HSBC Holdings plc	2.999%	3/10/26	41,330	39,395
	HSBC Holdings plc	1.645%	4/18/26	103,654	95,542
	HSBC Holdings plc	3.900%	5/25/26	29,850	28,824
	HSBC Holdings plc	2.099%	6/4/26	115,932	107,655
	HSBC Holdings plc	4.292%	9/12/26	55,223	53,772
	HSBC Holdings plc	1.589%	5/24/27	80,846	71,701
[10]	HSBC Holdings plc	1.750%	7/24/27	8,200	8,983
	HSBC Holdings plc	2.251%	11/22/27	32,600	29,240
	HSBC Holdings plc	4.041%	3/13/28	58,858	56,452
	HSBC Holdings plc	4.755%	6/9/28	44,881	44,126
	HSBC Holdings plc	5.210%	8/11/28	36,420	36,596
	HSBC Holdings plc	7.390%	11/3/28	41,230	44,923
[8,12]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	4.150%	2/16/24	17,314	12,219
	Huntington Bancshares Inc.	4.443%	8/4/28	19,360	18,901
	ING Groep NV	1.726%	4/1/27	19,420	17,449
	Intercontinental Exchange Inc.	3.650%	5/23/25	26,400	26,035
	Intercontinental Exchange Inc.	3.750%	12/1/25	29,498	29,005
	Intercontinental Exchange Inc.	4.000%	9/15/27	52,800	52,112
[7]	Intesa Sanpaolo SpA	3.250%	9/23/24	32,450	31,032
	Invesco Finance plc	3.750%	1/15/26	13,760	13,526
[9]	JAB Holdings BV	1.000%	12/20/27	4,300	4,127
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	3.220%	3/1/25	116,368	113,859
	JPMorgan Chase & Co.	0.824%	6/1/25	104,030	97,917
	JPMorgan Chase & Co.	0.969%	6/23/25	81,300	76,497
	JPMorgan Chase & Co.	3.900%	7/15/25	41,063	40,519
	JPMorgan Chase & Co.	2.301%	10/15/25	95,250	90,665
	JPMorgan Chase & Co.	1.561%	12/10/25	47,600	44,575
	JPMorgan Chase & Co.	2.005%	3/13/26	88,017	82,772
	JPMorgan Chase & Co.	2.083%	4/22/26	113,870	106,941
	JPMorgan Chase & Co.	4.080%	4/26/26	49,005	48,140
	JPMorgan Chase & Co.	3.200%	6/15/26	35,135	33,705
	JPMorgan Chase & Co.	1.045%	11/19/26	140,388	125,783
	JPMorgan Chase & Co.	4.125%	12/15/26	19,304	19,117
	JPMorgan Chase & Co.	1.040%	2/4/27	79,540	70,897
	JPMorgan Chase & Co.	1.578%	4/22/27	91,550	82,285
	JPMorgan Chase & Co.	1.470%	9/22/27	59,200	52,505
	JPMorgan Chase & Co.	3.782%	2/1/28	52,032	50,032
	JPMorgan Chase & Co.	2.947%	2/24/28	4,953	4,591
	JPMorgan Chase & Co.	4.323%	4/26/28	89,526	87,569
	JPMorgan Chase & Co.	2.182%	6/1/28	14,500	13,017
	JPMorgan Chase & Co.	4.851%	7/25/28	73,080	73,067
	Kemper Corp.	4.350%	2/15/25	9,059	8,903
	KeyBank NA	4.150%	8/8/25	22,400	22,135
	KeyBank NA	4.700%	1/26/26	20,000	20,036
	KeyBank NA	5.850%	11/15/27	27,362	28,675
[7]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	3,880	3,734
	Lazard Group LLC	3.750%	2/13/25	7,625	7,425
[13,14]	Lehman Brothers E-Capital Trust I	3.589%	8/19/65	9,410	1
	Lloyds Banking Group plc	4.582%	12/10/25	42,383	41,502
	Lloyds Banking Group plc	4.650%	3/24/26	1,080	1,064
	Lloyds Banking Group plc	4.716%	8/11/26	41,290	40,721
	Lloyds Banking Group plc	3.750%	1/11/27	33,555	31,986
	Lloyds Banking Group plc	1.627%	5/11/27	19,415	17,276
	Lloyds Banking Group plc	3.750%	3/18/28	9,700	9,211
[7]	LSEGA Financing plc	0.650%	4/6/24	39,665	37,584
[9]	Luminor Bank A/S	0.792%	12/3/24	5,344	5,513
	M&T Bank Corp.	4.553%	8/16/28	72,600	72,686
[8,12]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	6.010%	5/28/30	33,130	23,758
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	14,890	15,183
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	56,610	56,525
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	56,610	56,487
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	29,500	28,848
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	28,877	27,317
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	42,199	41,293
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	45,665	41,874
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	16,700	16,596
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	70,480	66,095
	Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	48,400	48,339

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	31,700	29,434
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,300	10,510
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	64,598	57,209
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	27,700	24,434
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	47,700	43,073
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	16,200	16,219
[8,12]	Mitsubishi UFJ Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	4.518%	10/1/24	13,600	9,606
	Mizuho Financial Group Inc.	2.555%	9/13/25	28,700	27,338
[7]	Mizuho Financial Group Inc.	3.477%	4/12/26	9,700	9,245
	Mizuho Financial Group Inc.	2.226%	5/25/26	28,890	26,867
	Mizuho Financial Group Inc.	1.234%	5/22/27	52,063	45,833
	Mizuho Financial Group Inc.	1.554%	7/9/27	40,700	36,056
	Morgan Stanley	0.791%	1/22/25	50,700	48,370
	Morgan Stanley	0.790%	5/30/25	169,995	159,652
	Morgan Stanley	2.720%	7/22/25	120,485	116,402
	Morgan Stanley	4.000%	7/23/25	70,846	69,739
	Morgan Stanley	0.864%	10/21/25	11,410	10,587
	Morgan Stanley	1.164%	10/21/25	28,800	26,833
	Morgan Stanley	5.000%	11/24/25	79,980	80,348
	Morgan Stanley	3.875%	1/27/26	90,315	88,234
	Morgan Stanley	2.188%	4/28/26	88,000	82,674
[9]	Morgan Stanley	2.103%	5/8/26	20,778	21,737
	Morgan Stanley	4.679%	7/17/26	25,000	24,797
	Morgan Stanley	3.125%	7/27/26	12,619	11,964
	Morgan Stanley	4.350%	9/8/26	41,130	40,410
	Morgan Stanley	6.138%	10/16/26	40,000	41,191
	Morgan Stanley	0.985%	12/10/26	59,465	52,930
	Morgan Stanley	3.625%	1/20/27	66,477	64,412
	Morgan Stanley	5.050%	1/28/27	37,940	38,066
	Morgan Stanley	3.950%	4/23/27	25,965	25,093
	Morgan Stanley	1.593%	5/4/27	54,835	49,258
	Morgan Stanley	1.512%	7/20/27	66,650	59,418
[9]	Morgan Stanley	0.406%	10/29/27	8,226	7,851
	Morgan Stanley	2.475%	1/21/28	81,230	74,079
	Morgan Stanley	4.210%	4/20/28	29,100	28,285
	Morgan Stanley	3.591%	7/22/28	14,500	13,730
	Morgan Stanley	6.296%	10/18/28	89,680	94,789
	Morgan Stanley	5.123%	2/1/29	27,220	27,515
	National Australia Bank Ltd.	4.944%	1/12/28	28,960	29,620
	National Bank of Canada	5.250%	1/17/25	16,205	16,311
[7]	Nationwide Building Society	1.500%	10/13/26	13,045	11,528
[9]	Nationwide Building Society	2.000%	7/25/29	48,715	50,617
	Natwest Group plc	3.073%	5/22/28	12,286	11,354
	NatWest Group plc	4.269%	3/22/25	73,550	72,553
[9]	NatWest Group plc	1.750%	3/2/26	14,500	14,989
	NatWest Group plc	4.800%	4/5/26	24,675	24,604
	NatWest Group plc	1.642%	6/14/27	22,600	20,131
	NatWest Group plc	5.516%	9/30/28	9,700	9,885
	NatWest Group plc	3.754%	11/1/29	30,835	28,977
[10]	NatWest Group plc	2.105%	11/28/31	7,300	7,736
[9]	NatWest Markets plc	0.125%	11/12/25	9,700	9,523
[10]	NIBC Bank NV	3.125%	11/15/23	34,400	41,651
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nomura Holdings Inc.	1.851%	7/16/25	13,236	12,182
	Nomura Holdings Inc.	2.329%	1/22/27	24,300	21,849
	Nomura Holdings Inc.	5.386%	7/6/27	19,400	19,580
	Nomura Holdings Inc.	5.842%	1/18/28	19,200	19,794
	Northern Trust Corp.	4.000%	5/10/27	35,185	34,829
[7]	Nuveen Finance LLC	4.125%	11/1/24	14,375	14,090
	OneMain Finance Corp.	3.500%	1/15/27	2,438	2,130
	Owl Rock Capital Corp.	3.750%	7/22/25	9,580	9,032
	Owl Rock Capital Corp.	4.250%	1/15/26	1,940	1,826
	Owl Rock Capital Corp.	3.400%	7/15/26	38,714	35,026
[10]	Pension Insurance Corp. plc	6.500%	7/3/24	19,905	24,546
[7]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	61,827	60,069
[7]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	58,335	52,224
[10]	Phoenix Group Holdings plc	6.625%	12/18/25	23,593	29,714
	PNC Financial Services Group Inc.	4.758%	1/26/27	42,475	42,531
	PNC Financial Services Group Inc.	5.354%	12/2/28	24,130	24,794
	Principal Financial Group Inc.	3.100%	11/15/26	5,935	5,602
	Progressive Corp.	2.500%	3/15/27	34,943	32,654
[7]	Protective Life Global Funding	1.618%	4/15/26	22,570	20,482
[7]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	6,800	6,066
[10]	Rothesay Life plc	8.000%	10/30/25	19,730	25,483
	Royal Bank of Canada	1.600%	1/21/25	21,100	19,904
	Royal Bank of Canada	3.375%	4/14/25	26,960	26,287
[7]	Royal Bank of Canada	4.784%	12/12/25	23,170	23,307
	Royal Bank of Canada	1.200%	4/27/26	70,280	63,366
	Royal Bank of Canada	1.150%	7/14/26	49,384	44,199
	Royal Bank of Canada	1.400%	11/2/26	33,685	29,982
	Royal Bank of Canada	3.625%	5/4/27	10,880	10,516
	Royal Bank of Canada	4.240%	8/3/27	3,500	3,450
	Royal Bank of Canada	6.000%	11/1/27	48,300	50,982
	Royal Bank of Canada	4.900%	1/12/28	37,155	37,483
	Santander Holdings USA Inc.	3.500%	6/7/24	36,648	35,786
	Santander Holdings USA Inc.	3.450%	6/2/25	36,885	35,331
	Santander UK Group Holdings plc	4.796%	11/15/24	25,877	25,585
	Santander UK Group Holdings plc	1.532%	8/21/26	33,875	30,432
	Santander UK Group Holdings plc	6.833%	11/21/26	49,840	51,562
	Santander UK Group Holdings plc	1.673%	6/14/27	63,415	55,762
	Santander UK Group Holdings plc	2.469%	1/11/28	38,002	33,783
	Santander UK Group Holdings plc	6.534%	1/10/29	19,270	20,110
[10]	Scottish Widows Ltd.	5.500%	6/16/23	29,365	36,190
[7]	Security Benefit Global Funding	1.250%	5/17/24	13,595	12,853
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	9,700	8,679
[8,12]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	5.096%	6/28/25	20,500	14,504
	State Street Corp.	4.857%	1/26/26	11,430	11,470
	State Street Corp.	5.751%	11/4/26	9,600	9,863
	State Street Corp.	5.820%	11/4/28	4,500	4,728

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Stifel Financial Corp.	4.250%	7/18/24	14,300	14,122
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	114,420	110,750
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	23,160	22,567
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	59,284	55,059
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	48,900	43,220
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	23,285	22,186
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	19,400	17,502
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	9,700	9,195
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	29,450	30,386
[8,12]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	4.596%	10/16/24	23,465	16,572
	SVB Financial Group	1.800%	10/28/26	29,000	25,665
	Synchrony Bank	5.400%	8/22/25	24,600	24,497
	Synchrony Financial	4.875%	6/13/25	20,924	20,532
	Synchrony Financial	4.500%	7/23/25	31,729	30,869
	Synchrony Financial	3.700%	8/4/26	23,619	22,040
	Toronto-Dominion Bank	4.285%	9/13/24	30,410	30,175
	Toronto-Dominion Bank	3.766%	6/6/25	22,411	21,945
	Toronto-Dominion Bank	1.150%	6/12/25	16,000	14,720
	Toronto-Dominion Bank	0.750%	9/11/25	57,055	51,694
	Toronto-Dominion Bank	5.103%	1/9/26	32,710	33,139
	Toronto-Dominion Bank	1.250%	9/10/26	84,936	75,447
	Toronto-Dominion Bank	2.800%	3/10/27	89,415	83,898
	Toronto-Dominion Bank	4.108%	6/8/27	44,210	43,452
	Toronto-Dominion Bank	4.693%	9/15/27	4,800	4,827
	Toronto-Dominion Bank	5.156%	1/10/28	46,885	47,838
	Toronto-Dominion Bank	3.625%	9/15/31	11,000	10,384
	Trinity Acquisition plc	4.400%	3/15/26	1,367	1,346
	Truist Bank	1.500%	3/10/25	35,380	33,182
	Truist Bank	3.625%	9/16/25	21,610	20,992
	Truist Bank	4.050%	11/3/25	190	188
	Truist Bank	2.636%	9/17/29	10,545	9,945
	Truist Financial Corp.	1.267%	3/2/27	15,350	13,892
	Truist Financial Corp.	4.873%	1/26/29	70,120	70,443
	US Bancorp	3.100%	4/27/26	10,154	9,737
	US Bancorp	5.727%	10/21/26	57,610	59,158
	US Bancorp	4.548%	7/22/28	143,405	143,069
	US Bancorp	4.653%	2/1/29	62,230	62,219
[13,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
[12]	Wells Fargo & Co.	4.750%	8/27/24	33,810	23,822
	Wells Fargo & Co.	3.000%	2/19/25	86,521	83,497
	Wells Fargo & Co.	3.550%	9/29/25	89,983	87,483
	Wells Fargo & Co.	2.406%	10/30/25	71,836	68,604
	Wells Fargo & Co.	2.164%	2/11/26	60,354	56,946
	Wells Fargo & Co.	3.000%	4/22/26	59,637	56,630
	Wells Fargo & Co.	2.188%	4/30/26	79,870	75,142
	Wells Fargo & Co.	4.100%	6/3/26	91,330	89,877
	Wells Fargo & Co.	4.540%	8/15/26	16,659	16,498
	Wells Fargo & Co.	3.000%	10/23/26	73,175	69,034
[9]	Wells Fargo & Co.	1.375%	10/26/26	43,590	43,429
	Wells Fargo & Co.	3.196%	6/17/27	24,500	23,194
	Wells Fargo & Co.	4.300%	7/22/27	25,615	25,333
	Wells Fargo & Co.	3.526%	3/24/28	75,025	71,317
	Wells Fargo & Co.	3.584%	5/22/28	80,097	76,128
	Wells Fargo & Co.	2.393%	6/2/28	30,569	27,699
	Wells Fargo & Co.	4.808%	7/25/28	65,840	65,712
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[10]	Wells Fargo Bank NA	5.250%	8/1/23	33,450	41,333
[12]	Westpac Banking Corp.	4.800%	6/14/28	3,294	2,320
	Westpac Banking Corp.	2.894%	2/4/30	58,869	54,925
	Westpac Banking Corp.	4.322%	11/23/31	27,918	26,793
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.050%	4.120%	5/20/27	7,300	5,169
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.230%	4.261%	11/11/27	9,600	6,836
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.400%	4.450%	2/16/28	2,900	2,046
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	4.931%	1/29/31	6,800	4,713
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	5.010%	6/22/28	46,000	32,453
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.980%	5.090%	8/27/29	21,400	15,155
	Willis North America Inc.	3.600%	5/15/24	70,071	68,599
	Willis North America Inc.	4.650%	6/15/27	19,400	19,205
					17,391,803
Health Care (7.0%)
[9]	AbbVie Inc.	1.375%	5/17/24	11,615	12,306
	AbbVie Inc.	3.850%	6/15/24	31,807	31,420
	AbbVie Inc.	2.600%	11/21/24	227,930	219,666
	AbbVie Inc.	3.800%	3/15/25	112,117	110,023
	AbbVie Inc.	3.600%	5/14/25	26,347	25,695
	AbbVie Inc.	3.200%	5/14/26	24,750	23,779
	AbbVie Inc.	2.950%	11/21/26	129,452	122,803
	Aetna Inc.	3.500%	11/15/24	9,670	9,451
	Agilent Technologies Inc.	3.050%	9/22/26	2,000	1,894
[7]	Alcon Finance Corp.	2.750%	9/23/26	19,350	18,006
[9]	American Medical Systems Europe BV	0.750%	3/8/25	45,141	46,294
	AmerisourceBergen Corp.	3.450%	12/15/27	17,855	17,062
	Amgen Inc.	3.125%	5/1/25	15,679	15,153
[10]	Amgen Inc.	5.500%	12/7/26	1,000	1,277
	Amgen Inc.	2.200%	2/21/27	34,841	31,973
	Amgen Inc.	3.200%	11/2/27	17,780	16,843
	Anthem Inc.	3.500%	8/15/24	12,029	11,773
	Anthem Inc.	2.375%	1/15/25	24,455	23,370
	Anthem Inc.	1.500%	3/15/26	38,795	35,369
	Astrazeneca Finance LLC	1.200%	5/28/26	76,530	69,161
	Astrazeneca Finance LLC	1.750%	5/28/28	9,555	8,410
	AstraZeneca plc	3.375%	11/16/25	25,583	24,983
	Baxalta Inc.	4.000%	6/23/25	12,304	12,076
	Baxter International Inc.	1.322%	11/29/24	140,925	132,401
	Baxter International Inc.	1.915%	2/1/27	158,915	143,434
	Baxter International Inc.	2.272%	12/1/28	30,000	26,196
[7]	Bayer US Finance II LLC	3.875%	12/15/23	72,066	71,181
[7]	Bayer US Finance LLC	3.375%	10/8/24	24,570	23,894
	Becton Dickinson and Co.	3.363%	6/6/24	31,743	31,124
	Becton Dickinson and Co.	3.700%	6/6/27	77,616	75,519
	Boston Scientific Corp.	3.450%	3/1/24	21,005	20,695
	Boston Scientific Corp.	1.900%	6/1/25	43,755	41,154
	Bristol-Myers Squibb Co.	3.450%	11/15/27	19,500	18,934

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	3.900%	2/20/28	8,801	8,676
	Cardinal Health Inc.	3.079%	6/15/24	9,000	8,774
	Centene Corp.	2.450%	7/15/28	9,674	8,389
	Cigna Corp.	0.613%	3/15/24	8,400	8,009
	Cigna Corp.	3.500%	6/15/24	54,665	53,713
	Cigna Corp.	3.250%	4/15/25	24,000	23,307
	Cigna Corp.	4.125%	11/15/25	91,744	90,708
	Cigna Corp.	4.500%	2/25/26	9,900	9,867
	Cigna Corp.	1.250%	3/15/26	22,550	20,339
	Cigna Corp.	3.400%	3/1/27	36,217	34,672
	CommonSpirit Health	2.760%	10/1/24	47,745	46,164
	CommonSpirit Health	1.547%	10/1/25	32,150	29,681
[7]	CSL UK Holdings Ltd.	3.850%	4/27/27	9,680	9,399
	CVS Health Corp.	2.625%	8/15/24	52,900	51,261
	CVS Health Corp.	4.100%	3/25/25	25,853	25,651
	CVS Health Corp.	3.875%	7/20/25	45,617	44,711
	CVS Health Corp.	2.875%	6/1/26	24,200	22,898
	CVS Health Corp.	3.000%	8/15/26	41,970	39,693
	CVS Health Corp.	3.625%	4/1/27	59,135	57,165
	CVS Health Corp.	1.300%	8/21/27	29,000	25,140
	Danaher Corp.	3.350%	9/15/25	9,700	9,430
	DH Europe Finance II Sarl	2.200%	11/15/24	91,491	87,817
[9]	DH Europe Finance II Sarl	0.200%	3/18/26	19,435	19,188
	Dignity Health	3.812%	11/1/24	970	949
	Elevance Health Inc.	5.350%	10/15/25	11,600	11,789
[9]	EssilorLuxottica SA	0.375%	1/5/26	1,000	1,013
[7]	GE HealthCare Technologies Inc.	5.550%	11/15/24	16,345	16,495
[7]	GE HealthCare Technologies Inc.	5.600%	11/15/25	115,085	116,990
[7]	GE HealthCare Technologies Inc.	5.650%	11/15/27	92,590	95,865
	Gilead Sciences Inc.	3.700%	4/1/24	46,615	46,011
	Gilead Sciences Inc.	3.500%	2/1/25	82,940	81,162
	Gilead Sciences Inc.	3.650%	3/1/26	88,187	85,961
	Gilead Sciences Inc.	2.950%	3/1/27	8,024	7,615
	HCA Inc.	5.000%	3/15/24	72,140	71,971
	HCA Inc.	5.375%	2/1/25	24,190	24,284
	HCA Inc.	5.250%	4/15/25	47,142	47,193
	HCA Inc.	5.250%	6/15/26	44,900	44,979
	HCA Inc.	4.500%	2/15/27	33,403	32,841
[7]	HCA Inc.	3.125%	3/15/27	28,845	26,812
[7]	Highmark Inc.	1.450%	5/10/26	60,053	53,836
	Humana Inc.	3.850%	10/1/24	15,019	14,794
	Humana Inc.	4.500%	4/1/25	29,165	29,036
	Humana Inc.	3.950%	3/15/27	6,000	5,861
	Humana Inc.	5.750%	3/1/28	10,461	10,909
	McKesson Corp.	3.796%	3/15/24	53,240	52,523
	McKesson Corp.	0.900%	12/3/25	33,440	30,094
	McKesson Corp.	1.300%	8/15/26	33,850	30,212
	McKesson Corp.	3.950%	2/16/28	28,940	27,948
	Merck & Co. Inc.	1.700%	6/10/27	42,980	38,829
[7]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	9,705	8,807
	PerkinElmer Inc.	0.850%	9/15/24	58,085	54,338
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	12,893	12,177
	Quest Diagnostics Inc.	3.500%	3/30/25	11,655	11,327
	Quest Diagnostics Inc.	3.450%	6/1/26	6,800	6,549
[7]	Roche Holdings Inc.	2.132%	3/10/25	17,925	17,115
[7]	Roche Holdings Inc.	2.314%	3/10/27	48,510	45,108
	Royalty Pharma plc	1.200%	9/2/25	36,950	33,525
	Royalty Pharma plc	1.750%	9/2/27	26,975	23,413
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	137,061	130,964
	Stryker Corp.	1.150%	6/15/25	29,100	26,877
	Stryker Corp.	3.375%	11/1/25	2,960	2,869
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	5,000	5,080
	Tenet Healthcare Corp.	4.625%	9/1/24	1,545	1,523
	Tenet Healthcare Corp.	4.875%	1/1/26	6,250	6,086
	Tenet Healthcare Corp.	4.250%	6/1/29	2,644	2,352
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	168,585	159,218
[9]	Thermo Fisher Scientific Inc.	3.200%	1/21/26	6,899	7,471
	Thermo Fisher Scientific Inc.	4.800%	11/21/27	52,524	53,937
	UnitedHealth Group Inc.	3.750%	7/15/25	5,427	5,353
	UnitedHealth Group Inc.	1.250%	1/15/26	10,320	9,512
	UnitedHealth Group Inc.	5.250%	2/15/28	58,400	60,831
	Utah Acquisition Sub Inc.	3.950%	6/15/26	84,040	80,092
	Viatris Inc.	1.650%	6/22/25	56,546	51,991
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	73,410	69,901
	Zoetis Inc.	4.500%	11/13/25	38,800	38,684
	Zoetis Inc.	5.400%	11/14/25	26,740	27,345
	Zoetis Inc.	3.000%	9/12/27	18,825	17,763
					4,184,151
Industrials (6.1%)
[7]	Air Canada	3.875%	8/15/26	3,605	3,335
[7]	American Airlines Inc.	11.750%	7/15/25	1,452	1,617
[7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	7,985	7,831
[7]	AP Moller - Maersk A/S	3.875%	9/28/25	27,700	26,994
[12]	Aurizon Network Pty Ltd.	4.000%	6/21/24	21,690	15,175
[9]	Autoroutes du Sud de la France SA	1.125%	4/20/26	1,100	1,117
	Boeing Co.	1.433%	2/4/24	222,050	214,017
	Boeing Co.	2.800%	3/1/24	28,830	28,096
	Boeing Co.	2.850%	10/30/24	7,500	7,239
	Boeing Co.	4.875%	5/1/25	202,401	202,433
	Boeing Co.	2.600%	10/30/25	10,553	9,929
	Boeing Co.	2.750%	2/1/26	30,055	28,338
	Boeing Co.	2.196%	2/4/26	338,851	312,877
	Boeing Co.	2.250%	6/15/26	8,748	8,026
	Boeing Co.	2.700%	2/1/27	23,190	21,443
[12]	Brisbane Airport Corp. Pty Ltd.	3.900%	4/24/25	12,200	8,469
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	15,760	16,873
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	19,500	18,803
	Canadian Pacific Railway Co.	2.900%	2/1/25	9,568	9,216
	Canadian Pacific Railway Co.	1.750%	12/2/26	36,800	33,312
	Canadian Pacific Railway Co.	4.000%	6/1/28	20,080	19,674
[7]	Cargo Aircraft Management Inc.	4.750%	2/1/28	2,697	2,440
	Carrier Global Corp.	2.242%	2/15/25	16,409	15,580
	Caterpillar Financial Services Corp.	4.900%	1/17/25	30,720	31,038
	Caterpillar Financial Services Corp.	4.800%	1/6/26	101,040	102,403
	Caterpillar Financial Services Corp.	1.150%	9/14/26	19,400	17,360

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNH Industrial Capital LLC	1.875%	1/15/26	74,052	68,547
	CNH Industrial Capital LLC	1.450%	7/15/26	38,840	34,912
	CSX Corp.	3.350%	11/1/25	4,021	3,897
[7]	Daimler Truck Finance North America LLC	5.125%	1/19/28	14,470	14,608
	Dover Corp.	3.150%	11/15/25	6,115	5,873
	Embraer Overseas Ltd.	5.696%	9/16/23	1,281	1,281
	Emerson Electric Co.	0.875%	10/15/26	9,575	8,457
	Emerson Electric Co.	1.800%	10/15/27	19,500	17,412
	General Dynamics Corp.	3.250%	4/1/25	51,654	50,394
	General Dynamics Corp.	3.500%	5/15/25	18,640	18,271
	General Dynamics Corp.	3.500%	4/1/27	21,740	21,124
	General Dynamics Corp.	2.625%	11/15/27	19,500	18,106
[9]	Heathrow Funding Ltd.	1.500%	10/12/27	5,600	5,716
[10]	Heathrow Funding Ltd.	6.750%	12/3/28	9,715	12,563
	Honeywell International Inc.	4.850%	11/1/24	57,660	58,110
	Honeywell International Inc.	4.950%	2/15/28	76,195	79,154
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	60,217	58,374
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	31,200	29,093
	John Deere Capital Corp.	3.400%	6/6/25	60,095	58,670
	John Deere Capital Corp.	4.050%	9/8/25	33,870	33,556
	John Deere Capital Corp.	4.800%	1/9/26	99,786	101,064
	John Deere Capital Corp.	1.300%	10/13/26	10,208	9,159
	John Deere Capital Corp.	2.350%	3/8/27	30,820	28,634
	John Deere Capital Corp.	2.800%	9/8/27	1,341	1,262
	John Deere Capital Corp.	4.150%	9/15/27	77,258	77,007
	John Deere Capital Corp.	4.750%	1/20/28	53,080	54,218
	Johnson Controls International plc	3.625%	7/2/24	8,998	8,841
	Johnson Controls International plc	3.900%	2/14/26	2,541	2,494
	L3Harris Technologies Inc.	3.950%	5/28/24	13,700	13,507
	L3Harris Technologies Inc.	3.832%	4/27/25	4,620	4,515
	L3Harris Technologies Inc.	3.850%	12/15/26	26,108	25,407
	Lennox International Inc.	1.350%	8/1/25	6,770	6,185
	Lennox International Inc.	1.700%	8/1/27	6,800	5,952
	Lockheed Martin Corp.	4.950%	10/15/25	29,550	30,021
	Lockheed Martin Corp.	3.550%	1/15/26	23,082	22,694
	Lockheed Martin Corp.	5.100%	11/15/27	32,670	33,929
[12]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	20,730	13,386
[7]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	179,577	181,518
[7]	Misc Capital Two Labuan Ltd.	3.625%	4/6/25	48,550	46,830
[7]	Misc Capital Two Labuan Ltd.	3.750%	4/6/27	6,795	6,358
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8,12]	New Terminal Financing Co. Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	4.779%	7/12/24	5,900	4,134
	Norfolk Southern Corp.	3.650%	8/1/25	7,852	7,672
	Norfolk Southern Corp.	2.900%	6/15/26	16,309	15,478
	Northrop Grumman Corp.	2.930%	1/15/25	57,994	56,165
	Otis Worldwide Corp.	2.056%	4/5/25	106,183	100,164
	Otis Worldwide Corp.	2.293%	4/5/27	1,220	1,119
[12]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	38,120	26,825
	Parker-Hannifin Corp.	3.650%	6/15/24	77,360	76,045
	Parker-Hannifin Corp.	4.250%	9/15/27	29,080	28,756
[12]	Qantas Airways Ltd.	4.750%	10/12/26	5,810	4,030
[12]	Qantas Airways Ltd.	3.150%	9/27/28	9,650	5,977
	Quanta Services Inc.	0.950%	10/1/24	14,085	13,103
	Raytheon Technologies Corp.	3.200%	3/15/24	103,489	101,745
	Raytheon Technologies Corp.	3.950%	8/16/25	84,150	83,123
	Raytheon Technologies Corp.	3.500%	3/15/27	38,900	37,747
	Raytheon Technologies Corp.	3.125%	5/4/27	24,137	22,923
[7]	Regal Rexnord Corp.	6.050%	4/15/28	12,740	12,916
	Republic Services Inc.	3.200%	3/15/25	11,715	11,341
	Republic Services Inc.	0.875%	11/15/25	14,500	13,071
	Republic Services Inc.	2.900%	7/1/26	4,860	4,598
	Republic Services Inc.	3.375%	11/15/27	19,500	18,610
[7]	Rolls-Royce plc	3.625%	10/14/25	2,115	1,974
[7]	Rolls-Royce plc	5.750%	10/15/27	8,001	7,782
	Ryder System Inc.	3.650%	3/18/24	72,595	71,428
	Ryder System Inc.	1.750%	9/1/26	24,290	21,779
	Ryder System Inc.	2.850%	3/1/27	29,109	26,877
[9]	Siemens Financieringsmaatschappij NV	0.300%	2/28/24	1,000	1,055
[7]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	39,366	37,651
[7]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	42,600	38,560
	Southwest Airlines Co.	5.250%	5/4/25	41,341	41,629
	Southwest Airlines Co.	3.000%	11/15/26	6,800	6,367
	Southwest Airlines Co.	5.125%	6/15/27	45,212	45,700
	Southwest Airlines Co.	3.450%	11/16/27	8,742	8,256
	Stanley Black & Decker Inc.	3.400%	3/1/26	21,105	20,316
[7]	TransDigm Inc.	8.000%	12/15/25	15,808	16,134
[7]	TransDigm Inc.	6.250%	3/15/26	6,000	5,998
	TransDigm Inc.	5.500%	11/15/27	1,356	1,295
[6]	Tyco Electronics Group SA	4.500%	2/13/26	23,830	23,857
	Tyco Electronics Group SA	3.700%	2/15/26	24,334	23,875
	Tyco Electronics Group SA	3.125%	8/15/27	23,841	22,452
	Union Pacific Corp.	3.150%	3/1/24	37,610	36,974
	Union Pacific Corp.	3.250%	8/15/25	15,077	14,664
	Union Pacific Corp.	2.750%	3/1/26	8,717	8,322
	Union Pacific Corp.	3.000%	4/15/27	18,214	17,372
[4]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	7,018	6,803
[7]	United Airlines Inc.	4.375%	4/15/26	9,885	9,390
	United Rentals North America Inc.	3.875%	11/15/27	6,608	6,275

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,13,14]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	34	34
	Waste Management Inc.	0.750%	11/15/25	30,210	27,408
	Waste Management Inc.	3.150%	11/15/27	19,991	19,083
	Waste Management Inc.	1.150%	3/15/28	2,900	2,477
					3,652,063
Materials (1.9%)
[7]	Air Liquide Finance SA	2.500%	9/27/26	200	187
	Albemarle Corp.	4.650%	6/1/27	16,240	16,153
	ArcelorMittal SA	4.550%	3/11/26	8,995	8,891
[7]	Arconic Corp.	6.000%	5/15/25	1,058	1,053
[7]	Arconic Corp.	6.125%	2/15/28	2,224	2,144
[7]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	8,019	7,853
	Avery Dennison Corp.	0.850%	8/15/24	19,350	18,235
[7]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	2,376	2,245
	Ball Corp.	4.875%	3/15/26	2,775	2,734
	Ball Corp.	6.875%	3/15/28	1,813	1,871
	Berry Global Inc.	0.950%	2/15/24	67,135	64,178
	Berry Global Inc.	1.570%	1/15/26	113,233	102,272
[7]	Berry Global Inc.	4.875%	7/15/26	15,149	14,748
	Berry Global Inc.	1.650%	1/15/27	21,744	19,024
[7]	Berry Global Inc.	5.625%	7/15/27	22,789	22,403
[7]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	4,090	4,031
[7]	Canpack SA / Canpack US LLC	3.875%	11/15/29	1,575	1,307
	Celanese US Holdings LLC	5.900%	7/5/24	15,900	15,993
[7]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	35,216	33,610
	Dow Chemical Co.	4.550%	11/30/25	24,580	24,612
	DuPont de Nemours Inc.	4.493%	11/15/25	59,612	59,586
	Eastman Chemical Co.	3.800%	3/15/25	22,587	22,049
	EIDP Inc.	1.700%	7/15/25	14,540	13,583
[7]	Element Solutions Inc.	3.875%	9/1/28	6,543	5,786
	FMC Corp.	3.200%	10/1/26	12,000	11,401
[7]	Freeport Indonesia PT	4.763%	4/14/27	5,860	5,720
	Freeport-McMoRan Inc.	4.550%	11/14/24	26,375	26,100
	Freeport-McMoRan Inc.	4.375%	8/1/28	8,228	7,862
[7]	Georgia-Pacific LLC	0.625%	5/15/24	69,717	66,126
[7]	Georgia-Pacific LLC	1.750%	9/30/25	66,065	61,217
[7]	Georgia-Pacific LLC	0.950%	5/15/26	71,895	64,105
[7]	Georgia-Pacific LLC	2.100%	4/30/27	49,882	45,519
[9]	Glencore Finance Europe Ltd.	0.625%	9/11/24	1,000	1,037
[7]	Graphic Packaging International LLC	0.821%	4/15/24	15,743	14,885
[7]	Graphic Packaging International LLC	3.500%	3/15/28	625	562
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	2,454	2,261
[7]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	24,212	24,000
	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	12,894	12,803
[7]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,593	1,462
[7]	Ingevity Corp.	3.875%	11/1/28	2,075	1,826
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	LYB International Finance III LLC	1.250%	10/1/25	51,849	47,004
	Nucor Corp.	3.950%	5/23/25	9,700	9,562
	Nucor Corp.	2.000%	6/1/25	26,034	24,473
	Nucor Corp.	4.300%	5/23/27	9,700	9,625
	Nutrien Ltd.	5.900%	11/7/24	6,725	6,832
	Nutrien Ltd.	3.000%	4/1/25	35,822	34,404
	Nutrien Ltd.	5.950%	11/7/25	17,260	17,789
	Packaging Corp. of America	3.650%	9/15/24	339	332
[9]	PPG Industries Inc.	1.875%	6/1/25	20,043	21,003
	PPG Industries Inc.	1.200%	3/15/26	31,690	28,534
	RPM International Inc.	3.750%	3/15/27	37,821	36,121
[7]	Sealed Air Corp.	6.125%	2/1/28	858	866
	Sherwin-Williams Co.	4.250%	8/8/25	24,040	23,757
	Steel Dynamics Inc.	2.800%	12/15/24	14,555	13,976
	Steel Dynamics Inc.	2.400%	6/15/25	15,855	14,925
	WRKCo Inc.	3.000%	9/15/24	29,076	28,065
	WRKCo Inc.	3.750%	3/15/25	8,107	7,904
	WRKCo Inc.	3.375%	9/15/27	3,050	2,860
					1,139,466
Real Estate (4.3%)
[9]	Akelius Residential Property AB	1.750%	2/7/25	3,000	3,037
[10]	Akelius Residential Property AB	2.375%	8/15/25	26,941	30,705
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	63,865	62,100
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	9,080	8,980
	American Tower Corp.	0.600%	1/15/24	120,940	116,007
	American Tower Corp.	3.375%	5/15/24	26,786	26,210
	American Tower Corp.	2.950%	1/15/25	53,083	51,070
	American Tower Corp.	2.400%	3/15/25	58,482	55,430
	American Tower Corp.	4.000%	6/1/25	31,725	31,025
	American Tower Corp.	1.600%	4/15/26	67,714	61,178
	American Tower Corp.	1.450%	9/15/26	34,406	30,463
	American Tower Corp.	3.375%	10/15/26	25,308	24,007
[9]	American Tower Corp.	0.450%	1/15/27	19,437	18,365
	American Tower Corp.	2.750%	1/15/27	28,920	26,675
[9]	American Tower Corp.	0.400%	2/15/27	8,744	8,228
	American Tower Corp.	3.550%	7/15/27	10,995	10,395
[9]	Aroundtown SA	0.625%	7/9/25	7,800	7,138
[9]	Aroundtown SA	3.375%	Perpetual	3,600	1,887
	AvalonBay Communities Inc.	2.950%	5/11/26	19,400	18,337
	AvalonBay Communities Inc.	2.900%	10/15/26	6,300	5,886
[9]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	21,547	22,832
[9]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	5,850	5,866
[9]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	3,900	3,579
	Boston Properties LP	3.800%	2/1/24	5,070	4,999
	Boston Properties LP	3.200%	1/15/25	7,524	7,265
	Boston Properties LP	2.750%	10/1/26	14,550	13,371
	Boston Properties LP	6.750%	12/1/27	14,500	15,360
	Brandywine Operating Partnership LP	4.100%	10/1/24	14,155	13,719
	Brandywine Operating Partnership LP	3.950%	11/15/27	5,956	5,134
	Brixmor Operating Partnership LP	3.650%	6/15/24	71,237	69,219
	Brixmor Operating Partnership LP	3.850%	2/1/25	36,846	35,686

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Brixmor Operating Partnership LP	3.900%	3/15/27	9,690	9,175
	Camden Property Trust	4.250%	1/15/24	46,982	46,528
	Camden Property Trust	3.500%	9/15/24	2,785	2,717
	Corporate Office Properties LP	2.250%	3/15/26	59,075	53,535
	Crown Castle Inc.	3.200%	9/1/24	68,894	67,101
	Crown Castle Inc.	1.350%	7/15/25	29,140	26,809
	Crown Castle Inc.	4.450%	2/15/26	41,232	40,759
	Crown Castle Inc.	3.700%	6/15/26	56,235	54,228
	Crown Castle Inc.	1.050%	7/15/26	56,719	50,040
	Crown Castle Inc.	4.000%	3/1/27	7,199	7,004
	Crown Castle Inc.	2.900%	3/15/27	19,430	18,083
	Crown Castle Inc.	5.000%	1/11/28	37,200	37,639
	CubeSmart LP	4.000%	11/15/25	7,260	7,070
[9]	Digital Dutch Finco BV	0.625%	7/15/25	13,205	13,026
[9]	Digital Euro Finco LLC	2.625%	4/15/24	3,744	3,972
	Digital Realty Trust LP	3.700%	8/15/27	15,729	14,960
	Digital Realty Trust LP	5.550%	1/15/28	41,295	42,256
	Equinix Inc.	1.450%	5/15/26	9,710	8,715
	Equinix Inc.	2.900%	11/18/26	18,180	16,935
	Equinix Inc.	1.800%	7/15/27	14,550	12,745
	ERP Operating LP	3.375%	6/1/25	20,200	19,591
	ERP Operating LP	2.850%	11/1/26	7,965	7,492
[9]	Fastighets AB Balder	1.875%	3/14/25	9,700	9,224
	Federal Realty Investment Trust	3.250%	7/15/27	9,677	9,049
	Healthcare Realty Holdings LP Co.	3.875%	5/1/25	5,800	5,563
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	19,305	18,326
	Healthpeak Properties Inc.	3.400%	2/1/25	3,942	3,818
	Healthpeak Properties Inc.	1.350%	2/1/27	24,300	21,634
[9]	Heimstaden Bostad AB	1.125%	1/21/26	17,200	15,894
	Highwoods Realty LP	3.875%	3/1/27	22,853	21,484
	Host Hotels & Resorts LP	4.000%	6/15/25	12,046	11,741
	IIP Operating Partnership LP	5.500%	5/25/26	8,022	6,970
	Kilroy Realty LP	3.450%	12/15/24	39,295	38,008
	Kilroy Realty LP	4.375%	10/1/25	5,685	5,558
	Kimco Realty OP LLC	4.450%	1/15/24	11,302	11,187
	Kimco Realty OP LLC	2.700%	3/1/24	28,329	27,615
	Kimco Realty OP LLC	3.300%	2/1/25	52,230	50,686
	Kimco Realty OP LLC	2.800%	10/1/26	7,258	6,745
	Kimco Realty OP LLC	3.800%	4/1/27	9,684	9,250
[9]	Kojamo OYJ	1.500%	6/19/24	4,850	5,033
[9]	Logicor Financing Sarl	0.750%	7/15/24	5,068	5,084
[9]	Logicor Financing Sarl	2.250%	5/13/25	4,855	4,855
	Mid-America Apartments LP	3.750%	6/15/24	8,923	8,780
	Mid-America Apartments LP	4.000%	11/15/25	11,320	11,109
	Mid-America Apartments LP	1.100%	9/15/26	25,130	22,231
	MPT Operating Partnership LP / MPT Finance Corp.	5.000%	10/15/27	4,900	4,143
	National Retail Properties Inc.	3.900%	6/15/24	25,562	25,142
	National Retail Properties Inc.	4.000%	11/15/25	19,893	19,461
	Omega Healthcare Investors Inc.	4.950%	4/1/24	16,340	16,211
	Omega Healthcare Investors Inc.	4.500%	1/15/25	10,390	10,208
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Omega Healthcare Investors Inc.	5.250%	1/15/26	32,354	32,191
[7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	5,607
	Prologis LP	3.250%	6/30/26	11,070	10,672
	Prologis LP	2.125%	4/15/27	9,885	9,054
	Prologis LP	3.375%	12/15/27	10,600	10,164
	Public Storage	1.500%	11/9/26	17,225	15,583
	Realty Income Corp.	4.600%	2/6/24	18,527	18,456
	Realty Income Corp.	3.875%	4/15/25	27,938	27,419
	Realty Income Corp.	4.625%	11/1/25	72,249	72,045
	Realty Income Corp.	0.750%	3/15/26	9,960	8,808
	Realty Income Corp.	4.875%	6/1/26	103,847	104,456
	Realty Income Corp.	4.125%	10/15/26	44,580	43,952
[10]	Realty Income Corp.	1.875%	1/14/27	6,214	6,866
[10]	Realty Income Corp.	1.125%	7/13/27	13,900	14,631
	Regency Centers LP	3.750%	6/15/24	1,115	1,087
	Sabra Health Care LP	5.125%	8/15/26	24,249	23,421
	Simon Property Group LP	2.000%	9/13/24	53,032	50,822
	Simon Property Group LP	3.375%	10/1/24	41,828	40,905
	Simon Property Group LP	3.500%	9/1/25	48,883	47,500
	Simon Property Group LP	3.250%	11/30/26	23,542	22,389
	Simon Property Group LP	1.375%	1/15/27	24,250	21,627
	UDR Inc.	2.950%	9/1/26	1,500	1,407
[7]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	7,904	7,799
	Ventas Realty LP	3.500%	4/15/24	36,891	36,093
	Ventas Realty LP	3.750%	5/1/24	16,784	16,498
	Ventas Realty LP	2.650%	1/15/25	12,310	11,750
	Ventas Realty LP	3.500%	2/1/25	4,820	4,672
	Ventas Realty LP	3.250%	10/15/26	25,055	23,582
[7]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	13,455	13,439
[7]	VICI Properties LP / VICI Note Co. Inc.	4.625%	6/15/25	7,927	7,681
	Vornado Realty LP	2.150%	6/1/26	11,600	10,097
[7]	Wea Finance LLC / Westfield UK & Europe Finance plc	3.750%	9/17/24	7,140	6,809
	Welltower OP LLC	3.625%	3/15/24	28,402	27,948
	Welltower OP LLC	4.000%	6/1/25	67,934	66,485
	Welltower OP LLC	4.250%	4/1/26	6,180	6,063
[10]	Westfield America Management Ltd.	2.125%	3/30/25	6,499	7,384
					2,594,904
Technology (4.8%)
	Apple Inc.	3.250%	2/23/26	16,951	16,468
	Apple Inc.	2.050%	9/11/26	29,700	27,569
	Apple Inc.	3.200%	5/11/27	53,722	51,889
[9]	Apple Inc.	2.000%	9/17/27	500	521
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,200	18,553
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	53,758	51,828
	Broadcom Inc.	3.625%	10/15/24	73,287	71,863
	Broadcom Inc.	3.150%	11/15/25	39,911	38,193
	Broadcom Inc.	3.459%	9/15/26	29,472	28,172
[7]	Clarivate Science Holdings Corp.	3.875%	7/1/28	4,285	3,826

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC / EMC Corp.	4.000%	7/15/24	29,155	28,786
	Dell International LLC / EMC Corp.	5.850%	7/15/25	56,907	58,009
	Dell International LLC / EMC Corp.	6.020%	6/15/26	170,854	175,736
	Dell International LLC / EMC Corp.	6.100%	7/15/27	20,000	20,966
	Dell International LLC / EMC Corp.	5.250%	2/1/28	40,490	40,805
[9]	DXC Technology Co.	1.750%	1/15/26	9,715	9,840
	DXC Technology Co.	1.800%	9/15/26	23,130	20,438
[7]	Entegris Escrow Corp.	4.750%	4/15/29	3,880	3,640
	Equifax Inc.	2.600%	12/1/24	89,569	86,100
	Equifax Inc.	2.600%	12/15/25	48,400	45,443
	Fidelity National Information Services Inc.	0.600%	3/1/24	31,060	29,622
	Fidelity National Information Services Inc.	1.150%	3/1/26	19,430	17,344
	Fiserv Inc.	2.750%	7/1/24	162,005	156,984
	Fiserv Inc.	3.200%	7/1/26	50,813	48,292
	Global Payments Inc.	1.500%	11/15/24	33,880	31,796
	Global Payments Inc.	1.200%	3/1/26	75,797	67,436
	Global Payments Inc.	2.150%	1/15/27	79,610	71,655
	HP Inc.	2.200%	6/17/25	81,466	76,676
	HP Inc.	1.450%	6/17/26	90,112	80,431
	HP Inc.	3.000%	6/17/27	9,830	9,143
	Intel Corp.	3.750%	3/25/27	5,190	5,081
	Intel Corp.	3.750%	8/5/27	96,800	94,638
	International Business Machines Corp.	4.500%	2/6/26	28,770	28,799
	International Business Machines Corp.	3.300%	5/15/26	118,084	113,981
	International Business Machines Corp.	4.500%	2/6/28	24,120	24,164
	Intuit Inc.	0.950%	7/15/25	1,950	1,791
	Juniper Networks Inc.	1.200%	12/10/25	13,730	12,391
	NXP BV / NXP Funding LLC	4.875%	3/1/24	78,750	78,575
	NXP BV / NXP Funding LLC	5.350%	3/1/26	17,480	17,614
	Oracle Corp.	2.950%	11/15/24	24,413	23,618
	Oracle Corp.	2.500%	4/1/25	120,121	114,543
	Oracle Corp.	2.950%	5/15/25	47,433	45,564
	Oracle Corp.	5.800%	11/10/25	34,400	35,390
	Oracle Corp.	1.650%	3/25/26	131,109	119,583
	Oracle Corp.	2.650%	7/15/26	91,643	85,830
	Oracle Corp.	2.800%	4/1/27	35,092	32,502
	Oracle Corp.	3.250%	11/15/27	19,500	18,350
	PayPal Holdings Inc.	3.900%	6/1/27	13,230	13,011
[7]	Qorvo Inc.	1.750%	12/15/24	14,560	13,610
	QUALCOMM Inc.	3.250%	5/20/27	32,084	30,922
	Roper Technologies Inc.	3.800%	12/15/26	12,272	11,915
[7]	S&P Global Inc.	2.450%	3/1/27	62,840	58,410
[7]	Sabre GLBL Inc.	7.375%	9/1/25	2,965	2,930
	Skyworks Solutions Inc.	1.800%	6/1/26	90,504	80,783
[7]	SS&C Technologies Inc.	5.500%	9/30/27	3,909	3,758
	Teledyne Technologies Inc.	1.600%	4/1/26	64,850	59,222
	Texas Instruments Inc.	2.900%	11/3/27	37,280	35,489
	Verisk Analytics Inc.	4.000%	6/15/25	52,010	50,926
[9]	Visa Inc.	1.500%	6/15/26	31,830	32,753
	VMware Inc.	4.500%	5/15/25	144,807	143,529
	VMware Inc.	1.400%	8/15/26	72,540	64,281
	Workday Inc.	3.500%	4/1/27	29,130	27,876
					2,869,853
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Utilities (4.5%)
	AEP Transmission Co. LLC	3.100%	12/1/26	13,890	13,231
[8,12]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	4.329%	1/8/26	4,860	3,395
	Alabama Power Co.	3.750%	9/1/27	48,385	47,349
	Ameren Corp.	2.500%	9/15/24	32,940	31,712
	Ameren Corp.	3.650%	2/15/26	9,007	8,756
	Ameren Corp.	1.950%	3/15/27	26,159	23,531
	Ameren Illinois Co.	3.250%	3/1/25	11,340	11,033
	American Electric Power Co. Inc.	2.031%	3/15/24	26,630	25,739
	American Electric Power Co. Inc.	1.000%	11/1/25	9,675	8,735
	American Electric Power Co. Inc.	5.750%	11/1/27	19,500	20,371
[9]	Amprion GmbH	3.450%	9/22/27	22,300	24,096
[8,12]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	3.676%	7/1/24	9,500	6,632
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	19,699	19,462
	Black Hills Corp.	1.037%	8/23/24	29,400	27,642
[7]	Calpine Corp.	4.500%	2/15/28	1,494	1,380
	CenterPoint Energy Inc.	2.500%	9/1/24	15,667	15,110
	CenterPoint Energy Inc.	1.450%	6/1/26	46,620	42,135
	Consumers Energy Co.	4.650%	3/1/28	61,435	62,294
[12]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	8,050	5,601
	Dominion Energy Inc.	3.300%	3/15/25	47,212	45,612
	Dominion Energy Inc.	1.450%	4/15/26	39,762	35,906
	Dominion Energy Inc.	2.850%	8/15/26	4,500	4,217
	DTE Energy Co.	1.050%	6/1/25	35,045	32,123
	DTE Energy Co.	2.850%	10/1/26	36,880	34,497
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/33	8,069	7,080
	Duke Energy Corp.	0.900%	9/15/25	33,565	30,390
	Duke Energy Corp.	5.000%	12/8/25	24,130	24,338
	Duke Energy Corp.	2.650%	9/1/26	16,491	15,428
	Duke Energy Corp.	5.000%	12/8/27	19,290	19,630
	Duke Energy Corp.	4.300%	3/15/28	24,820	24,472
[9]	Duke Energy Corp.	3.100%	6/15/28	8,900	9,157
	Duke Energy Progress LLC	3.250%	8/15/25	7,798	7,558
[10]	E.ON International Finance BV	5.625%	12/6/23	2,945	3,656
[7]	East Ohio Gas Co.	1.300%	6/15/25	9,715	8,873
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	17,106	16,725
[7]	Electricite de France SA	4.500%	9/21/28	16,050	15,693
[9]	Enel Finance International NV	0.000%	5/28/26	1,000	968
[9]	Energias de Portugal SA	2.875%	6/1/26	10,600	11,258
	Entergy Arkansas LLC	3.500%	4/1/26	23,522	22,920
	Entergy Corp.	0.900%	9/15/25	48,695	43,854
	Entergy Corp.	2.950%	9/1/26	90,000	84,891
	Entergy Louisiana LLC	0.950%	10/1/24	17,460	16,409
	Entergy Louisiana LLC	5.590%	10/1/24	22,680	22,949
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	8,708
	Entergy Louisiana LLC	2.400%	10/1/26	16,976	15,628
	Evergy Inc.	2.450%	9/15/24	48,500	46,493
	Evergy Kansas Central Inc.	2.550%	7/1/26	16,138	15,061
	Eversource Energy	0.800%	8/15/25	11,595	10,457
	Eversource Energy	1.400%	8/15/26	22,250	19,934
	Eversource Energy	2.900%	3/1/27	41,865	39,271

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eversource Energy	4.600%	7/1/27	24,200	24,256
	Exelon Corp.	3.950%	6/15/25	30,194	29,724
	Exelon Corp.	3.400%	4/15/26	4,845	4,657
	Exelon Corp.	2.750%	3/15/27	35,937	33,555
	FirstEnergy Corp.	2.050%	3/1/25	5,635	5,286
	FirstEnergy Corp.	1.600%	1/15/26	12,317	11,119
	FirstEnergy Corp.	4.150%	7/15/27	3,995	3,817
	Georgia Power Co.	2.200%	9/15/24	23,973	23,021
	ITC Holdings Corp.	3.250%	6/30/26	9,400	8,930
[7]	ITC Holdings Corp.	4.950%	9/22/27	12,920	13,084
	ITC Holdings Corp.	3.350%	11/15/27	24,120	22,867
[7]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	9,650	9,326
	National Fuel Gas Co.	5.500%	1/15/26	9,705	9,747
[10]	National Grid Electricity Distribution plc	3.625%	11/6/23	14,458	17,675
[9]	National Grid Electricity Transmission plc	0.190%	1/20/25	13,007	13,252
	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	24,290	23,036
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	20,853	18,829
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	29,000	29,047
[7]	NextEra Energy Operating Partners LP	3.875%	10/15/26	1,455	1,356
[7]	NRG Energy Inc.	2.000%	12/2/25	18,522	16,678
	NRG Energy Inc.	6.625%	1/15/27	1,514	1,515
	NSTAR Electric Co.	3.250%	11/15/25	9,710	9,276
	NSTAR Electric Co.	3.200%	5/15/27	33,850	32,353
	NTPC Ltd.	4.375%	11/26/24	4,300	4,226
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	33,785	32,926
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	10,695	9,639
	Pacific Gas and Electric Co.	3.500%	6/15/25	16,285	15,544
	Pacific Gas and Electric Co.	3.450%	7/1/25	14,525	13,924
	Pacific Gas and Electric Co.	3.150%	1/1/26	100,743	95,384
	Pacific Gas and Electric Co.	2.100%	8/1/27	13,019	11,418
	PacifiCorp	3.350%	7/1/25	17,120	16,538
	PECO Energy Co.	3.150%	10/15/25	3,885	3,757
	Perusahaan Gas Negara Tbk PT	5.125%	5/16/24	1,692	1,686
	PG&E Recovery Funding LLC	5.045%	7/15/34	52,800	53,651
	Public Service Electric and Gas Co.	3.000%	5/15/25	8,340	8,059
	Public Service Enterprise Group Inc.	2.875%	6/15/24	65,543	63,719
	Public Service Enterprise Group Inc.	0.800%	8/15/25	48,415	43,950
	Public Service Enterprise Group Inc.	5.850%	11/15/27	59,480	62,455
	Puget Energy Inc.	3.650%	5/15/25	13,272	12,731
[7]	Rayburn Country Securitization LLC	2.307%	12/1/32	10,158	9,219
	Sempra Energy	3.300%	4/1/25	36,889	35,728
	Southern California Edison Co.	3.700%	8/1/25	13,471	13,125
	Southern California Edison Co.	1.200%	2/1/26	6,329	5,697
	Southern California Gas Co.	2.600%	6/15/26	16,150	15,160
	Southern California Gas Co.	2.950%	4/15/27	19,425	18,384
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern Co.	4.475%	8/1/24	29,890	29,620
	Southern Co.	5.150%	10/6/25	14,885	15,051
	Southern Co.	5.113%	8/1/27	38,600	39,163
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,025	3,837
	Southern Power Co.	0.900%	1/15/26	9,700	8,706
	Southwestern Electric Power Co.	1.650%	3/15/26	35,070	31,926
	Southwestern Public Service Co.	3.300%	6/15/24	41,903	41,131
	Tampa Electric Co.	3.875%	7/12/24	17,470	17,190
	Union Electric Co.	2.950%	6/15/27	12,496	11,885
[12]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	24,200	16,924
[8,12]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.500%	3.570%	8/23/24	29,100	20,427
[9]	Vier Gas Transport GmbH	2.875%	6/12/25	1,500	1,603
	Virginia Electric and Power Co.	3.450%	2/15/24	16,509	16,269
	Virginia Electric and Power Co.	3.100%	5/15/25	8,585	8,299
	Virginia Electric and Power Co.	3.150%	1/15/26	12,295	11,921
	Virginia Electric and Power Co.	2.950%	11/15/26	46,542	43,927
	Virginia Electric and Power Co.	3.500%	3/15/27	19,467	18,791
	Virginia Electric and Power Co.	3.750%	5/15/27	18,494	18,032
[7]	Vistra Operations Co. LLC	5.125%	5/13/25	9,672	9,500
[7]	Vistra Operations Co. LLC	5.500%	9/1/26	21,384	20,832
[7]	Vistra Operations Co. LLC	5.625%	2/15/27	3,881	3,761
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	1,380	1,298
	WEC Energy Group Inc.	0.800%	3/15/24	48,550	46,357
	WEC Energy Group Inc.	5.000%	9/27/25	13,350	13,431
	WEC Energy Group Inc.	4.750%	1/9/26	84,900	85,089
	WEC Energy Group Inc.	5.150%	10/1/27	24,180	24,739
	WEC Energy Group Inc.	4.750%	1/15/28	63,660	64,003
	Wisconsin Public Service Corp.	5.350%	11/10/25	19,850	20,231
	Xcel Energy Inc.	3.350%	12/1/26	20,814	19,896
	Xcel Energy Inc.	1.750%	3/15/27	31,596	28,438
					2,693,963
Total Corporate Bonds (Cost $50,464,990)					47,743,235
Floating Rate Loan Interests (0.3%)
[8]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	9.558%	4/20/28	1,200	1,231
[8]	Berry Global Inc. Term Loan Z, 1M USD LIBOR + 1.750%	6.152%	7/1/26	1,058	1,055
[8]	CDK Global Inc. Term Loan B, TSFR1M + 4.500%	9.080%	7/6/29	1,440	1,436
[8]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	6.570%	12/27/24	2,828	2,821
[8]	DaVita Inc. Term Loan B, 1M USD LIBOR +1.750%	6.338%	8/12/26	2,743	2,708

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.570%	8/2/27	2,866	2,814
[8]	Hilton Worldwide Finance LLC Term Loan B-2, 1M USD LIBOR + 1.750%	6.380%	6/22/26	6,255	6,244
[8]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	8.184%	3/1/29	1,428	1,335
[8]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.500%	7.820%	10/23/28	2,779	2,696
[8]	Oracle Corp. Term Loan A1, TSFR3M + 1.600%	6.198%	8/16/27	96,625	93,485
[8]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	4/11/25	221	220
[8]	Setanta Aircraft Leasing DAC Term Loan B, 3M USD LIBOR + 2.000%	6.730%	11/5/28	35,555	35,481
[8]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	8.558%	10/20/27	3,667	3,789
[8]	Spirit AeroSystems Inc. Term Loan, TSFR3M + 4.500%	9.176%	1/15/27	963	963
[8]	SS&C Technologies Inc. Term Loan B-6, TSFR1M + 2.250%	6.911%	3/22/29	841	839
[8]	SS&C Technologies Inc. Term Loan B-7, TSFR1M + 2.250%	6.911%	3/22/29	1,266	1,264
[8]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	5/30/25	3,005	3,003
Total Floating Rate Loan Interests (Cost $163,627)					161,384
Sovereign Bonds (1.9%)
[7]	Airport Authority	4.875%	1/12/26	28,945	29,263
	Arab Petroleum Investments Corp.	4.125%	9/18/23	14,518	14,450
[7]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	8,358	7,972
	Corp. Andina de Fomento	2.375%	5/12/23	19,340	19,186
	Corp. Andina de Fomento	1.250%	10/26/24	77,708	72,707
	Corp. Andina de Fomento	4.750%	4/1/26	43,416	43,391
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	6,018	5,864
[7]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	2,117	1,834
	Dominican Republic	6.000%	7/19/28	19,566	19,241
[7]	Dominican Republic	5.500%	2/22/29	14,168	13,377
	Export-Import Bank of India	3.875%	3/12/24	9,516	9,387
	Export-Import Bank of Korea	4.875%	1/11/26	42,820	43,221
	Export-Import Bank of Korea	5.000%	1/11/28	37,260	38,184
[7]	Fondo MIVIVIENDA SA	4.625%	4/12/27	11,758	11,450
[7,9]	Kingdom of Morocco	1.375%	3/30/26	17,304	17,318
[9]	Kingdom of Morocco	1.375%	3/30/26	4,800	4,804
[7]	Kingdom of Saudi Arabia	4.750%	1/18/28	69,240	70,358
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Korea Electric Power Corp.	5.375%	4/6/26	11,230	11,373
	Korea National Oil Corp.	0.875%	10/5/25	19,400	17,401
[9]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	16,459	16,289
[7]	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	14,919	14,931
[9]	Republic of Chile	0.100%	1/26/27	18,930	17,829
	Republic of Chile	2.450%	1/31/31	4,300	3,684
	Republic of Colombia	4.500%	1/28/26	8,408	8,042
	Republic of Croatia	5.500%	4/4/23	64,069	64,113
	Republic of Hungary	5.375%	2/21/23	79,668	79,669
	Republic of Hungary	5.750%	11/22/23	11,706	11,742
	Republic of Hungary	5.375%	3/25/24	7,154	7,178
[9]	Republic of Hungary	1.125%	4/28/26	30,800	30,504
[7]	Republic of Hungary	5.250%	6/16/29	6,320	6,245
[9]	Republic of Korea	0.000%	10/15/26	8,743	8,396
	Republic of Panama	4.000%	9/22/24	6,378	6,261
	Republic of Panama	3.750%	3/16/25	37,165	36,171
	Republic of Peru	7.350%	7/21/25	34,837	36,718
	Republic of Peru	2.844%	6/20/30	43,194	37,358
	Republic of Peru	2.783%	1/23/31	10,703	9,079
[9]	Republic of Philippines	0.000%	2/3/23	39,801	43,246
[9]	Republic of Philippines	0.250%	4/28/25	9,535	9,608
	Republic of Poland	5.500%	11/16/27	12,600	13,089
[9]	Republic of Serbia	3.125%	5/15/27	62,765	61,025
	Republic of Uzbekistan	4.750%	2/20/24	8,540	8,379
[9]	Romania	2.750%	2/26/26	9,689	10,024
[9]	Romania	2.000%	12/8/26	18,489	18,117
[7]	Romania	5.250%	11/25/27	19,185	18,917
	Romania	5.250%	11/25/27	10,662	10,516
[7]	Romania	6.625%	2/17/28	6,450	6,703
[9]	Romania	2.500%	2/8/30	6,632	5,772
[7,9]	Romania	2.000%	4/14/33	3,443	2,557
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	16,074	15,459
	United Mexican States	5.400%	2/9/28	74,693	76,929
	United Mexican States	2.659%	5/24/31	5,200	4,372
Total Sovereign Bonds (Cost $1,202,834)					1,149,703
Taxable Municipal Bonds (0.0%)
	Florida State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	22,350	19,932
[15]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	13,409	14,734
	New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	3,740	3,658
Total Taxable Municipal Bonds (Cost $39,505)					38,324
				Shares
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[16]	Vanguard Market Liquidity Fund (Cost $1,031,828)	4.437%		10,319,678	1,031,865

Short-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	623,250	—
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	623,250	—
					—
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
5-Year CDX-NA-IG-S39-V1, Credit Protection Purchased, Pay 1.000% Quarterly	GSB	3/15/23	0.900%	675,800	402
Total Options Purchased (Cost $6,237)					402
Total Investments (102.5%) (Cost $64,573,807)					61,430,652
Other Assets and Liabilities—Net (-2.5%)					(1,518,986)
Net Assets (100%)					59,911,666
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,502,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $47,629,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $37,128,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $5,186,768,000, representing 8.7% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Guaranteed by the Republic of Azerbaijan.
12	Face amount denominated in Australian dollars.
13	Non-income-producing security—security in default.
14	Security value determined using significant unobservable inputs.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
6M—6-month.
BNPSW—BNP Paribas.
DAC—Designated Activity Company.
GSB—Goldman Sachs Bank USA.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
REMIC—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	5,205	1,070,400	139
5-Year U.S. Treasury Note	March 2023	6,611	722,200	(750)
Euro-Schatz	March 2023	1,692	194,514	(695)
				(1,306)

Short Futures Contracts
5-Year Government of Canada Bond	March 2023	(178)	(15,133)	(145)
10-Year U.S. Treasury Note	March 2023	(1,615)	(184,943)	51
AUD 3-Year Treasury Bond	March 2023	(851)	(64,860)	161
Euro-Bobl	March 2023	(5,182)	(660,823)	10,396
Euro-Bund	March 2023	(66)	(9,817)	312
Long Gilt	March 2023	(528)	(68,030)	549
Long U.S. Treasury Bond	March 2023	(53)	(6,883)	(176)
Ultra 10-Year U.S. Treasury Note	March 2023	(2,636)	(319,491)	(2,078)
Ultra Long U.S. Treasury Bond	March 2023	(191)	(27,074)	(1,278)
				7,792
				6,486

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	3/15/23	EUR	31,597	USD	34,458	—	(11)
JPMorgan Chase Bank, N.A.	3/15/23	EUR	22,690	USD	24,722	16	—
Morgan Stanley Capital Services Inc.	3/15/23	EUR	18,500	USD	20,155	14	—
State Street Bank & Trust Co.	3/15/23	EUR	15,000	USD	16,256	97	—
Standard Chartered Bank	3/15/23	JPY	189,591	USD	1,463	3	—
State Street Bank & Trust Co.	3/15/23	USD	270,991	AUD	379,309	2,793	—
State Street Bank & Trust Co.	3/15/23	USD	87,860	AUD	124,566	—	(217)
State Street Bank & Trust Co.	3/15/23	USD	916	CAD	1,225	—	(5)
State Street Bank & Trust Co.	3/15/23	USD	581,530	EUR	532,618	862	—
Bank of America, N.A.	3/15/23	USD	280,029	EUR	256,191	726	—
BNP Paribas	3/15/23	USD	279,444	EUR	256,191	141	—
BNP Paribas	3/15/23	USD	18,460	EUR	17,000	—	(74)
Bank of Montreal	3/15/23	USD	9,956	EUR	9,141	—	(10)

Short-Term Investment-Grade Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	3/15/23	USD	7,731	EUR	7,097	—	(6)
State Street Bank & Trust Co.	3/15/23	USD	383,215	GBP	310,779	—	(302)
						4,652	(625)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)

Credit Protection Purchased
CDX-NA-HY-S37-V2	12/22/26	USD	38,471	(5.000)	(1,943)	1,699
iTraxx Europe-S38-V1	12/21/27	EUR	47,500	(1.000)	(538)	(97)
					(2,481)	1,602
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	3,270	1.000	(71)	14	—	(85)
American Express Co./A2	12/23/25	GSI	3,270	1.000	68	62	6	—
American International Group Inc./Baa2	12/23/25	GSI	3,270	1.000	44	27	17	—
AT&T Inc./Baa2	12/21/23	BARC	179,110	1.000	924	951	—	(27)
AT&T Inc./Baa2	12/21/23	BARC	44,560	1.000	229	236	—	(7)
Boeing Co./Baa2	6/21/24	GSI	24,365	1.000	160	164	—	(4)
Boeing Co./Baa2	12/23/25	GSI	3,270	1.000	24	(11)	35	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	3,270	1.000	78	70	8	—
Comcast Corp./A3	12/23/25	GSI	3,270	1.000	60	56	4	—
CVS Health Corp./Baa2	12/23/25	GSI	3,270	1.000	58	44	14	—
Dominion Energy Inc./Baa2	12/23/25	GSI	3,270	1.000	55	55	—	—
Dow Chemical Co./Baa1	12/23/25	GSI	3,270	1.000	38	36	2	—
Enbridge Inc./Baa1	12/23/25	GSI	3,270	1.000	36	32	4	—
Federation of Malaysia/A3	12/21/27	MSCS	3,890	1.000	60	(25)	85	—
General Electric Co./Baa1	12/23/25	GSI	3,270	1.000	45	11	34	—
General Motors Co./Baa3	12/23/25	GSI	3,270	1.000	(23)	(2)	—	(21)

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
International Business Machines Corp./A3	12/23/25	GSI	3,270	1.000	60	58	2	—
Kroger Co./Baa1	12/23/25	GSI	3,270	1.000	48	44	4	—
Lincoln National Corp./Baa1	12/23/25	GSI	3,270	1.000	10	25	—	(15)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	3,270	1.000	63	58	5	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	3,270	1.000	49	17	32	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	3,270	1.000	79	67	12	—
Metlife Inc./A3	12/23/25	GSI	3,270	1.000	52	43	9	—
Mondelez International Inc./Baa1	12/23/25	GSI	3,270	1.000	66	52	14	—
People’s Republic of China/ A1	6/21/24	GSI	20,715	1.000	242	132	110	—
Prudential Financial Inc./A3	12/23/25	GSI	3,270	1.000	51	43	8	—
Republic of Chile/A2	12/21/27	CITNA	37,340	1.000	46	(884)	930	—
Republic of Chile/A2	12/21/27	JPMC	9,180	1.000	11	(232)	243	—
Republic of Chile/A2	12/21/27	MSCS	16,510	1.000	21	(349)	370	—
Republic of Philippines/Baa2	12/21/27	BARC	23,320	1.000	122	(372)	494	—
Simon Property Group LP/A3	12/23/25	GSI	3,270	1.000	46	27	19	—
UnitedHealth Group Inc./A3	12/23/25	GSI	3,270	1.000	65	62	3	—
Verizon Communications Inc./Baa1	12/23/25	GSI	3,270	1.000	29	43	—	(14)
					2,845	554	2,464	(173)

Credit Protection Purchased
Bank of China Ltd.	6/21/23	BNPSW	19,485	(1.000)	(80)	(24)	—	(56)
Boeing Co.	12/21/24	JPMC	9,690	(1.000)	(68)	309	—	(377)
Republic of Colombia	6/22/27	MSCS	1,850	(1.000)	100	74	26	—
					(48)	359	26	(433)
					2,797	913	2,490	(606)
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank, NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $3,822,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $63,541,979)	60,398,787
Affiliated Issuers (Cost $1,031,828)	1,031,865
Total Investments in Securities	61,430,652
Investment in Vanguard	2,243
Foreign Currency, at Value (Cost $16,366)	16,475
Receivables for Investment Securities Sold	1,737,731
Receivables for Accrued Income	462,915
Receivables for Capital Shares Issued	91,090
Swap Premiums Paid	2,812
Unrealized Appreciation—Forward Currency Contracts	4,652
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,490
Other Assets	680
Total Assets	63,751,740
Liabilities
Due to Custodian	147
Payables for Investment Securities Purchased	3,751,604
Payables for Capital Shares Redeemed	61,330
Payables for Distributions	19,494
Payables to Vanguard	2,759
Swap Premiums Received	1,899
Variation Margin Payable—Futures Contracts	1,486
Unrealized Depreciation—Forward Currency Contracts	625
Variation Margin Payable—Centrally Cleared Swap Contracts	124
Unrealized Depreciation—Over-the-Counter Swap Contracts	606
Total Liabilities	3,840,074
Net Assets	59,911,666
At January 31, 2023, net assets consisted of:

Paid-in Capital	64,888,118
Total Distributable Earnings (Loss)	(4,976,452)
Net Assets	59,911,666

Investor Shares—Net Assets
Applicable to 647,676,359 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,532,148
Net Asset Value Per Share—Investor Shares	$10.09

Admiral Shares—Net Assets
Applicable to 4,149,329,772 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,848,112
Net Asset Value Per Share—Admiral Shares	$10.09

Institutional Shares—Net Assets
Applicable to 1,143,361,285 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,531,406
Net Asset Value Per Share—Institutional Shares	$10.09

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends—Affiliated Issuers	874
Interest—Unaffiliated Issuers	1,399,510
Interest—Affiliated Issuers	11,247
Total Income	1,411,631
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,079
Management and Administrative— Investor Shares	12,927
Management and Administrative— Admiral Shares	40,286
Management and Administrative— Institutional Shares	7,428
Marketing and Distribution— Investor Shares	488
Marketing and Distribution— Admiral Shares	2,316
Marketing and Distribution— Institutional Shares	496
Custodian Fees	404
Auditing Fees	49
Shareholders’ Reports—Investor Shares	135
Shareholders’ Reports—Admiral Shares	509
Shareholders’ Reports—Institutional Shares	18
Trustees’ Fees and Expenses	23
Other Expenses	19
Total Expenses	70,177
Expenses Paid Indirectly	(175)
Net Expenses	70,002
Net Investment Income	1,341,629
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(1,693,778)
Investment Securities Sold—Affiliated Issuers	(6,495)
Futures Contracts	(301,219)
Options Purchased	(7,274)
Options Written	2,318
Swap Contracts	(4,095)
Forward Currency Contracts	181,091
Foreign Currencies	(27,148)
Realized Net Gain (Loss)	(1,856,600)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,057,131)
Investment Securities—Affiliated Issuers	537
Futures Contracts	25,109
Options Purchased	3,287
Options Written	(45)
Swap Contracts	4,613
Forward Currency Contracts	(34,554)
Foreign Currencies	1,302
Change in Unrealized Appreciation (Depreciation)	(2,056,882)
Statement of Assets and Liabilities (continued)
Year Ended January 31, 2023
($000)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,571,853)

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,341,629	1,214,741
Realized Net Gain (Loss)	(1,856,600)	751,955
Change in Unrealized Appreciation (Depreciation)	(2,056,882)	(3,215,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,571,853)	(1,248,767)
Distributions
Investor Shares	(138,688)	(168,845)
Admiral Shares	(963,438)	(1,102,577)
Institutional Shares	(268,221)	(297,838)
Total Distributions	(1,370,347)	(1,569,260)
Capital Share Transactions
Investor Shares	(1,451,328)	98,823
Admiral Shares	(9,570,838)	4,902,787
Institutional Shares	(1,824,378)	351,031
Net Increase (Decrease) from Capital Share Transactions	(12,846,544)	5,352,641
Total Increase (Decrease)	(16,788,744)	2,534,614
Net Assets
Beginning of Period	76,700,410	74,165,796
End of Period	59,911,666	76,700,410

Short-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Investment Operations
Net Investment Income[1]	.194	.161	.233	.297	.283
Net Realized and Unrealized Gain (Loss) on Investments	(.534)	(.341)	.225	.304	(.069)
Total from Investment Operations	(.340)	(.180)	.458	.601	.214
Distributions
Dividends from Net Investment Income	(.200)	(.171)	(.238)	(.301)	(.284)
Distributions from Realized Capital Gains	—	(.039)	—	—	—
Total Distributions	(.200)	(.210)	(.238)	(.301)	(.284)
Net Asset Value, End of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Total Return[2]	-3.18%	-1.66%	4.29%	5.79%	2.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,532	$8,400	$8,617	$8,179	$7,846
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.92%	1.47%	2.14%	2.78%	2.71%
Portfolio Turnover Rate[4]	77%	65%	89%	76%	71%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 11%, 3%, 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Investment Operations
Net Investment Income[1]	.204	.171	.244	.308	.294
Net Realized and Unrealized Gain (Loss) on Investments	(.534)	(.341)	.225	.304	(.070)
Total from Investment Operations	(.330)	(.170)	.469	.612	.224
Distributions
Dividends from Net Investment Income	(.210)	(.181)	(.249)	(.312)	(.294)
Distributions from Realized Capital Gains	—	(.039)	—	—	—
Total Distributions	(.210)	(.220)	(.249)	(.312)	(.294)
Net Asset Value, End of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Total Return[2]	-3.09%	-1.56%	4.39%	5.90%	2.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,848	$54,200	$51,282	$44,211	$40,218
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.01%	1.57%	2.23%	2.88%	2.81%
Portfolio Turnover Rate[4]	77%	65%	89%	76%	71%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 11%, 3%, 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Investment Operations
Net Investment Income[1]	.207	.175	.246	.311	.297
Net Realized and Unrealized Gain (Loss) on Investments	(.534)	(.341)	.226	.304	(.070)
Total from Investment Operations	(.327)	(.166)	.472	.615	.227
Distributions
Dividends from Net Investment Income	(.213)	(.185)	(.252)	(.315)	(.297)
Distributions from Realized Capital Gains	—	(.039)	—	—	—
Total Distributions	(.213)	(.224)	(.252)	(.315)	(.297)
Net Asset Value, End of Period	$10.09	$10.63	$11.02	$10.80	$10.50
Total Return	-3.06%	-1.53%	4.42%	5.93%	2.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,531	$14,101	$14,267	$10,830	$10,100
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.05%	1.60%	2.25%	2.91%	2.84%
Portfolio Turnover Rate[3]	77%	65%	89%	76%	71%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Includes 11%, 3%, 13%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts securities with a value of $8,411,000 and cash of $1,010,000 in connection with TBA transactions.

Short-Term Investment-Grade Fund
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded

Short-Term Investment-Grade Fund
in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2023, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long

Short-Term Investment-Grade Fund
positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and less than 1% of net assets,

Short-Term Investment-Grade Fund
respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open interest rate swap contracts at January 31, 2023.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Short-Term Investment-Grade Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,243,000, representing less than 0.01% of the fund’s net assets and 0.90% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $175,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	8,551,193	—	8,551,193
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,754,546	—	2,754,546
Corporate Bonds	—	47,743,198	37	47,743,235
Floating Rate Loan Interests	—	161,384	—	161,384
Sovereign Bonds	—	1,149,703	—	1,149,703
Taxable Municipal Bonds	—	38,324	—	38,324
Temporary Cash Investments	1,031,865	—	—	1,031,865
Options Purchased	—	402	—	402
Total	1,031,865	60,398,750	37	61,430,652
Derivative Financial Instruments
Assets
Futures Contracts[1]	11,608	—	—	11,608
Forward Currency Contracts	—	4,652	—	4,652
Swap Contracts	1,699[1]	2,490	—	4,189
Total	13,307	7,142	—	20,449
Liabilities
Futures Contracts[1]	5,122	—	—	5,122
Forward Currency Contracts	—	625	—	625
Swap Contracts	97[1]	606	—	703
Total	5,219	1,231	—	6,450
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Short-Term Investment-Grade Fund
E.	At January 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	402	402
Swap Premiums Paid	—	—	2,812	2,812
Unrealized Appreciation—Futures Contracts[1]	11,608	—	—	11,608
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	1,699	1,699
Unrealized Appreciation—Forward Currency Contracts	—	4,652	—	4,652
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	2,490	2,490
Total Assets	11,608	4,652	7,403	23,663

Swap Premiums Received	—	—	1,899	1,899
Unrealized Depreciation—Futures Contracts[1]	5,122	—	—	5,122
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	97	97
Unrealized Depreciation—Forward Currency Contracts	—	625	—	625
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	606	606
Total Liabilities	5,122	625	2,602	8,349
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(301,219)	—	—	(301,219)
Options Purchased	(5,349)	—	(1,925)	(7,274)
Options Written	—	—	2,318	2,318
Swap Contracts	—	—	(4,095)	(4,095)
Forward Currency Contracts	—	181,091	—	181,091
Realized Net Gain (Loss) on Derivatives	(306,568)	181,091	(3,702)	(129,179)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	25,109	—	—	25,109
Options Purchased	3,678	—	(391)	3,287
Options Written	—	—	(45)	(45)
Swap Contracts	—	—	4,613	4,613
Forward Currency Contracts	—	(34,554)	—	(34,554)
Change in Unrealized Appreciation (Depreciation) on Derivatives	28,787	(34,554)	4,177	(1,590)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The

Short-Term Investment-Grade Fund
differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	47,064
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,957,414)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(3,046,608)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,370,347	1,285,421
Long-Term Capital Gains	—	283,839
Total	1,370,347	1,569,260
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	64,481,465
Gross Unrealized Appreciation	262,912
Gross Unrealized Depreciation	(3,309,520)
Net Unrealized Appreciation (Depreciation)	(3,046,608)
G.	During the year ended January 31, 2023, the fund purchased $20,865,564,000 of investment securities and sold $31,609,688,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $30,348,800,000 and $30,178,109,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $3,626,865,000 and sales were $2,809,826,000, resulting in net realized loss of $65,575,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	664,217	65,470	1,986,938	181,610
Issued in Lieu of Cash Distributions	129,822	12,868	158,729	14,596
Redeemed	(2,245,367)	(221,029)	(2,046,844)	(187,822)
Net Increase (Decrease)—Investor Shares	(1,451,328)	(142,691)	98,823	8,384

Short-Term Investment-Grade Fund
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	10,354,155	1,021,772	18,548,849	1,698,725
Issued in Lieu of Cash Distributions	766,035	75,924	883,405	81,245
Redeemed	(20,691,028)	(2,048,397)	(14,529,467)	(1,334,000)
Net Increase (Decrease)—Admiral Shares	(9,570,838)	(950,701)	4,902,787	445,970
Institutional Shares
Issued	2,932,351	288,413	4,071,971	372,794
Issued in Lieu of Cash Distributions	248,275	24,614	277,476	25,509
Redeemed	(5,005,004)	(496,496)	(3,998,416)	(366,280)
Net Increase (Decrease)—Institutional Shares	(1,824,378)	(183,469)	351,031	32,023
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	994,617	NA1	NA1	(317)	(63)	11,247	—	1,031,865
Vanguard Short- Term Corporate Bond ETF	77,702	—	72,124	(6,178)	600	874	—	—
Total	1,072,319	—	72,124	(6,495)	537	12,121	—	1,031,865
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Investment-Grade Fund Investor Shares	-8.09%	1.61%	2.11%	$12,323
Bloomberg U.S. 5-10 Year Credit Bond Index	-8.12	1.82	2.51	12,819
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	-8.00%	1.71%	2.21%	$62,231
Bloomberg U.S. 5-10 Year Credit Bond Index	-8.12	1.82	2.51	64,097
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	1.2%
Corporate Bonds - Communications	7.0
Corporate Bonds - Consumer Discretionary	4.7
Corporate Bonds - Consumer Staples	5.9
Corporate Bonds - Energy	7.0
Corporate Bonds - Financials	26.2
Corporate Bonds - Health Care	9.3
Corporate Bonds - Industrials	5.6
Corporate Bonds - Materials	2.0
Corporate Bonds - Real Estate	5.5
Corporate Bonds - Technology	6.4
Corporate Bonds - Utilities	6.4
Floating Rate Loan Interests	0.1
Sovereign Bonds	2.8
Taxable Municipal Bonds	0.2
U.S. Government and Agency Obligations	9.7
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (9.7%)
U.S. Government Securities (7.9%)
	United States Treasury Note/Bond	1.375%	10/31/28	175,000	154,875
	United States Treasury Note/Bond	1.500%	11/30/28	175,000	155,750
[1]	United States Treasury Note/Bond	1.875%	2/28/29	125,000	113,320
	United States Treasury Note/Bond	2.375%	3/31/29	135,000	125,909
[1]	United States Treasury Note/Bond	2.750%	5/31/29	276,280	263,157
	United States Treasury Note/Bond	3.250%	6/30/29	20,000	19,606
	United States Treasury Note/Bond	2.625%	7/31/29	25,390	23,994
	United States Treasury Note/Bond	3.875%	9/30/29	29,000	29,498
	United States Treasury Note/Bond	4.000%	10/31/29	69,500	71,238
[1]	United States Treasury Note/Bond	3.875%	11/30/29	414,830	422,349
	United States Treasury Note/Bond	3.500%	1/31/30	80,000	79,725
[1]	United States Treasury Note/Bond	1.625%	5/15/31	291,900	253,907
[1,2,3]	United States Treasury Note/Bond	1.250%	8/15/31	350,000	293,563
	United States Treasury Note/Bond	1.375%	11/15/31	250,000	210,781
	United States Treasury Note/Bond	2.750%	8/15/32	243,500	229,118
					2,446,790
Conventional Mortgage-Backed Securities (1.8%)
[4,5,6]	UMBS Pool	4.500%	9/1/52– 3/13/53	348,000	343,564
[4,5,6]	UMBS Pool	5.000%	3/13/53	231,500	232,169
					575,733
Total U.S. Government and Agency Obligations (Cost $3,181,686)					3,022,523
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
[4,7]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	3,590	3,463
[4,7]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	2,613	2,483
[4,7]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	1,060	1,029
[4,7]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	1,070	1,032
[4]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	1,540	1,467
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.339%	9/15/48	360	326
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	1,661	1,579
[4,8]	BANK Class A4 Series 2018-BNK12	4.255%	5/15/61	3,960	3,867
[4,8]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	4,985	4,850
[4]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	4,000	3,782
[4]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	4,000	3,732
[4,8]	BANK Class A4 Series 2022-BNK40	3.394%	3/15/64	4,030	3,662
[4]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	7,200	7,049
[4,8]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	1,310	1,194
[4]	BANK Class ASB Series 2018-BNK14	4.185%	9/15/60	2,205	2,144
[4]	BANK Class ASB Series 2019-BN23	2.846%	12/15/52	9,970	9,179
[4]	BANK Class ASB Series 2019-BNK17	3.623%	4/15/52	1,437	1,366
[4,8]	Barclays Commercial Mortgage Trust Class A5 Series 2022-C16	4.600%	6/15/55	3,830	3,807
[4]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	2,285	2,004
[4]	BBCMS Mortgage Trust Class A5 Series 2022-C17	4.441%	9/15/55	4,250	4,174
[4]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	4,250	3,623
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	6,770	6,594
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	1,200	1,138
[4,8]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	4,630	4,415
[4,8]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	5,040	4,847
[4]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	4,000	3,567
[4]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	3,660	3,220
[4,8]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	8,500	8,361
[4]	Benchmark Mortgage Trust Class AAB Series 2019-B15	2.859%	12/15/72	6,735	6,197

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	1,532	1,457
[4,7]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	1,117	1,115
[4]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	4,000	3,585
[4]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/51	2,900	2,764
[4,8]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	2,470	2,319
[4]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	5,045	4,846
[4]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	2,341	2,173
[4]	CD Mortgage Trust Class AM Series 2016-CD1	2.926%	8/10/49	1,180	1,069
[4,8]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	2,940	2,667
[4,8]	CD Mortgage Trust Class AS Series 2016-CD1	3.684%	8/15/50	820	745
[4,8]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	1,000	838
[4,8]	CD Mortgage Trust Class C Series 2018-CD7	4.850%	8/15/51	1,350	1,154
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	926	877
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC19	3.753%	3/11/47	416	410
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	1,530	1,412
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2019-C7	2.860%	12/15/72	4,000	3,564
[4,8]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	400	388
[4,8]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	800	759
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	1,000	893
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.427%	7/10/47	1,250	1,176
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.573%	9/10/58	900	814
[4,8]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.260%	9/15/50	1,000	867
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	500	492
[4]	COMM Mortgage Trust Class ASB Series 2019-GC44	2.873%	8/15/57	180	166
[4,7]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	1,400	1,310
[4,8]	COMM Mortgage Trust Class C Series 2015-CR27	4.449%	10/10/48	1,760	1,599
[4]	CSAIL Commercial Mortgage Trust Class A3 Series 2020-C19	2.561%	3/15/53	5,250	4,517
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	1,558	1,478
[4,8]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.359%	8/15/48	960	823
[4]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	5,600	5,471
[4]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	2,980	2,636
[4,7,8]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	5.306%	10/25/56	2,508	2,438
[4,7]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	1,459	1,395
[4,7]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	3,900	3,688
[4,7]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	2,530	2,386
[4,7]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	2,690	2,439
[4,7]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	2,700	2,672
[4,7]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	3,000	2,827
[4]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	560	511
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	760	683
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	1,200	1,113
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	530	492
[4,7]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	500	442
[4,7]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	900	783

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	6,680	5,924
[4,8]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	1,065	1,029
[4]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	2,220	2,044
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	3,080	2,886
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	4,000	3,649
[4]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	3,170	2,820
[4]	GS Mortgage Securities Trust Class AAB Series 2020-GC45	2.843%	2/13/53	7,336	6,746
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	570	552
[4,8]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	20	19
[4,8]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	1,550	1,535
[4,8]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.504%	9/10/47	2,610	2,466
[4,7,8]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.079%	7/10/46	1,210	1,052
[4,8]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.525%	9/10/47	4,615	4,230
[4,8]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.639%	10/10/48	910	834
[4,7]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	1,120	1,041
[4,7]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	2.630%	6/25/26	1,120	1,023
[4,7]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	270	262
[4,7]	Hertz Vehicle Financing LLC Class A Series 2021-2A	1.680%	12/27/27	3,190	2,816
[4,7]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	4,750	4,270
[4]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	1,270	1,138
[4]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	1,350	1,196
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	310	306
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	196	195
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.766%	11/15/43	910	875
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	760	750
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	915	909
[4,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.052%	7/15/45	5,000	4,956
[4,8]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	600	583
[4,8]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.735%	2/15/47	2,500	2,414
[4,8]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.735%	2/15/47	2,500	2,350
[4]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	2,840	2,628
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	150	143
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	1,860	1,748
[4,7]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	689	676
[4,7]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	897	884
[4,7]	Laurel Road Prime Student Loan Trust Class A2FX Series 2019-A	2.730%	10/25/48	1,966	1,900
[4,7]	Master Credit Card Trust II Class A2 Series 2022-1	1.660%	7/21/26	5,070	4,769
[4,7]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	1,580	1,536
[4,7]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	2,630	2,529
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	1,380	1,323
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.070%	7/15/46	1,830	1,692
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.891%	4/15/47	1,140	1,091

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.734%	6/15/47	2,400	2,248
[4,8]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.722%	5/15/49	2,440	2,163
[4,7]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	3,670	3,272
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	2,778	2,576
[4,8]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	1,900	1,577
[4,8]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.579%	12/15/48	1,610	1,420
[4,7]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	3,594	3,050
[4,7]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	1,336	1,314
[4,7]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	2,306	2,231
[4,7]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	5,780	4,113
[4,7,8]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	5.339%	1/16/60	402	402
[4,7,8]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	5.486%	6/20/60	441	440
[4,7,8]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	5.415%	8/18/60	264	264
[4,7,8]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	5.456%	11/25/65	3,876	3,848
[4,7]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/39	480	442
[4,7]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/39	358	343
[4,7]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/39	210	193
[4,7]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/39	250	240
[4,7,8]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	5.251%	12/5/59	539	539
[4,7,8]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	5.252%	4/10/50	154	153
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Santander Drive Auto Receivables Trust Class A3 Series 2022-3	3.400%	12/15/26	870	856
[4]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	1,590	1,516
[4,7]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	7,460	7,110
[4,7]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	1,122	1,091
[4,7]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	3,601	3,452
[4,7]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	4,885	4,711
[4,7]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	7,015	6,765
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	5.456%	1/25/39	103	103
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	5.106%	7/25/40	44	44
[4,7]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	39	39
[4,7]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	360	356
[4,7]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	1,247	1,196
[4,7]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	2,500	2,355
[4,7]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	2,760	2,580
[4]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	2,287	2,144
[4,7]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	212	197
[4]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	1,160	1,154
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	2,600	2,406
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	2,190	2,098
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,880	2,723
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,712	2,580

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	1,115	1,078
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	1,090	1,068
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	2,390	2,153
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	700	676
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	3,250	3,125
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	1,300	1,145
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	1,450	1,018
[4,8]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	1,380	1,180
[4,7,8]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	4,640	4,439
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	611	601
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,220	2,203
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	700	673
[4,8]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.849%	12/15/46	1,085	1,042
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	2,410	2,170
[4,8]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	1,410	1,228
[4]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	510	455
[4]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	2,240	2,023
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $396,766)					364,774
Corporate Bonds (86.5%)
Communications (7.0%)
	Activision Blizzard Inc.	1.350%	9/15/30	20,703	16,786
	AT&T Inc.	1.650%	2/1/28	46,893	41,140
	AT&T Inc.	4.100%	2/15/28	14,733	14,473
	AT&T Inc.	4.350%	3/1/29	41,556	40,821
	AT&T Inc.	4.300%	2/15/30	58,644	57,207
	AT&T Inc.	2.750%	6/1/31	62,000	53,520
	AT&T Inc.	2.250%	2/1/32	32,117	26,241
	AT&T Inc.	2.550%	12/1/33	9,970	8,054
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	AT&T Inc.	7.000%	4/30/40	200	288
	Booking Holdings Inc.	4.625%	4/13/30	35,630	35,796
[10]	Booking Holdings Inc.	4.750%	11/15/34	1,374	1,589
	British Telecommunications plc	5.125%	12/4/28	23,102	23,214
[7]	British Telecommunications plc	3.250%	11/8/29	30,000	26,795
[7]	Cable One Inc.	4.000%	11/15/30	2,615	2,163
	CBS Corp.	4.200%	6/1/29	2,000	1,855
	CBS Corp.	7.875%	7/30/30	304	335
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	2,308	2,154
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	5,920	5,712
[7]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	5,885	5,146
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	46,533	44,185
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	28,980	24,283
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	34,184	33,253
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	14,025	11,465
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	6,000	4,189
[9]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	780	705
[7]	Cogent Communications Group Inc.	7.000%	6/15/27	2,230	2,209
[10]	Comcast Corp.	0.000%	9/14/26	9,200	8,875
	Comcast Corp.	3.150%	2/15/28	35,747	33,859
	Comcast Corp.	3.550%	5/1/28	15,000	14,428
	Comcast Corp.	4.150%	10/15/28	51,690	51,183
	Comcast Corp.	2.650%	2/1/30	15,290	13,664
	Comcast Corp.	3.400%	4/1/30	72,518	68,091
	Comcast Corp.	4.250%	10/15/30	6,753	6,680
	Comcast Corp.	1.950%	1/15/31	25,500	21,337
	Comcast Corp.	1.500%	2/15/31	12,000	9,696
	Comcast Corp.	5.500%	11/15/32	39,310	42,288
[9]	Comcast Corp.	1.875%	2/20/36	2,400	2,177
	Comcast Corp.	2.800%	1/15/51	5,000	3,466
	Comcast Corp.	2.937%	11/1/56	5,000	3,416
[7]	Cox Communications Inc.	2.600%	6/15/31	30,000	24,906
[7]	Cox Communications Inc.	4.500%	6/30/43	2,700	2,330
[7]	CSC Holdings LLC	6.500%	2/1/29	2,680	2,321
[7]	CSC Holdings LLC	4.625%	12/1/30	2,527	1,494
[7]	CSC Holdings LLC	3.375%	2/15/31	1,465	1,022
[7]	Deutsche Telekom International Finance BV	4.375%	6/21/28	9,350	9,228
[9]	Deutsche Telekom International Finance BV	7.625%	6/15/30	400	591
[7]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	3,259	2,952
	Discovery Communications LLC	3.950%	3/20/28	19,696	18,407
	Discovery Communications LLC	3.625%	5/15/30	25,186	22,177
[7]	DISH DBS Corp.	5.250%	12/1/26	1,835	1,581

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	DISH DBS Corp.	5.750%	12/1/28	1,119	918
	DISH DBS Corp.	5.125%	6/1/29	2,245	1,428
[7]	DISH Network Corp.	11.750%	11/15/27	4,095	4,247
	Electronic Arts Inc.	1.850%	2/15/31	49,437	40,377
	Expedia Group Inc.	3.800%	2/15/28	43,363	40,992
	Expedia Group Inc.	3.250%	2/15/30	5,020	4,414
	Expedia Group Inc.	2.950%	3/15/31	7,278	6,129
	Fox Corp.	4.709%	1/25/29	45,031	44,507
	Fox Corp.	3.500%	4/8/30	24,000	21,958
[7]	Frontier Communications Holdings LLC	5.875%	10/15/27	805	768
[7]	Frontier Communications Holdings LLC	5.000%	5/1/28	2,180	1,977
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	2,458	2,017
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	364	356
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	16,016	13,261
[7]	Level 3 Financing Inc.	4.625%	9/15/27	2,028	1,720
[7]	Level 3 Financing Inc.	4.250%	7/1/28	545	432
[7]	Level 3 Financing Inc.	3.625%	1/15/29	1,920	1,428
[7]	Magallanes Inc.	4.054%	3/15/29	24,530	22,508
[7]	Magallanes Inc.	4.279%	3/15/32	54,260	48,255
[7]	Magallanes Inc.	5.391%	3/15/62	6,000	4,994
	Meta Platforms Inc.	3.850%	8/15/32	50,635	47,152
[7]	Netflix Inc.	3.625%	6/15/25	4,810	4,660
	Netflix Inc.	4.875%	4/15/28	25,069	25,048
	Netflix Inc.	5.875%	11/15/28	5,935	6,179
	Netflix Inc.	6.375%	5/15/29	11,566	12,403
[7]	News Corp.	3.875%	5/15/29	4,843	4,339
[7]	Nexstar Media Inc.	5.625%	7/15/27	3,753	3,575
[7]	Nexstar Media Inc.	4.750%	11/1/28	2,340	2,107
[7]	NTT Finance Corp.	2.065%	4/3/31	4,955	4,143
	Omnicom Group Inc.	4.200%	6/1/30	2,000	1,924
	Omnicom Group Inc.	2.600%	8/1/31	40,000	33,971
[9]	Orange SA	3.250%	1/15/32	400	442
	Paramount Global Inc.	3.700%	6/1/28	20,773	19,238
	Paramount Global Inc.	4.950%	1/15/31	44,871	41,394
	Paramount Global Inc.	4.200%	5/19/32	3,000	2,580
[7]	Rogers Communications Inc.	3.800%	3/15/32	28,616	25,753
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	1,858	1,499
[7]	Scripps Escrow Inc.	5.875%	7/15/27	1,843	1,646
[7]	Sirius XM Radio Inc.	5.000%	8/1/27	1,810	1,713
	Sprint LLC	7.125%	6/15/24	5,555	5,679
	Sprint LLC	7.625%	3/1/26	5,777	6,109
	Take-Two Interactive Software Inc.	4.000%	4/14/32	16,475	15,409
	Telefonica Emisiones SA	5.520%	3/1/49	4,600	4,200
[10]	Telia Co. AB	4.625%	12/21/82	300	321
	T-Mobile USA Inc.	2.050%	2/15/28	4,339	3,823
	T-Mobile USA Inc.	2.625%	2/15/29	42,545	37,294
	T-Mobile USA Inc.	3.375%	4/15/29	31,773	29,021
	T-Mobile USA Inc.	3.875%	4/15/30	124,735	116,811
	T-Mobile USA Inc.	2.550%	2/15/31	10,000	8,496
	T-Mobile USA Inc.	2.875%	2/15/31	41,920	35,877
	T-Mobile USA Inc.	3.500%	4/15/31	55,000	49,312
	T-Mobile USA Inc.	2.250%	11/15/31	26,520	21,725
	T-Mobile USA Inc.	5.200%	1/15/33	15,000	15,295
	T-Mobile USA Inc.	4.500%	4/15/50	8,283	7,311
[7]	Univision Communications Inc.	7.375%	6/30/30	1,841	1,805
[7]	UPC Broadband Finco BV	4.875%	7/15/31	1,620	1,425
[10]	Verizon Communications Inc.	3.250%	2/17/26	5,252	5,676
	Verizon Communications Inc.	2.100%	3/22/28	58,343	52,062
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	4.329%	9/21/28	40,128	39,565
	Verizon Communications Inc.	3.875%	2/8/29	1,000	963
[10]	Verizon Communications Inc.	0.375%	3/22/29	3,800	3,408
	Verizon Communications Inc.	4.016%	12/3/29	52,000	49,829
	Verizon Communications Inc.	3.150%	3/22/30	30,626	27,799
	Verizon Communications Inc.	1.500%	9/18/30	10,107	8,172
	Verizon Communications Inc.	1.680%	10/30/30	19,550	15,773
[10]	Verizon Communications Inc.	4.250%	10/31/30	1,210	1,360
	Verizon Communications Inc.	1.750%	1/20/31	44,634	35,936
	Verizon Communications Inc.	2.550%	3/21/31	80,107	68,224
	Verizon Communications Inc.	2.355%	3/15/32	106,142	87,453
[10]	Verizon Communications Inc.	0.875%	3/19/32	500	425
[10]	Verizon Communications Inc.	2.875%	1/15/38	1,400	1,319
[7]	Videotron Ltd.	3.625%	6/15/29	2,618	2,287
[10]	Vodafone Group plc	2.875%	11/20/37	200	190
[10]	Vodafone Group plc	2.500%	5/24/39	3,660	3,220
[9]	Vodafone Group plc	3.000%	8/12/56	1,100	856
[7]	VZ Secured Financing BV	5.000%	1/15/32	2,228	1,908
	Walt Disney Co.	2.200%	1/13/28	5,160	4,696
	Walt Disney Co.	2.000%	9/1/29	44,664	38,600
	Walt Disney Co.	2.650%	1/13/31	20,000	17,641
[7]	WMG Acquisition Corp.	3.750%	12/1/29	7,825	6,853
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	3,265	2,595
					2,188,922
Consumer Discretionary (4.8%)
[7]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,167	1,067
[7]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	3,469	3,202
	Amazon.com Inc.	1.650%	5/12/28	40,000	35,270
	Amazon.com Inc.	4.650%	12/1/29	20,000	20,354
	Amazon.com Inc.	1.500%	6/3/30	23,961	19,875
	Amazon.com Inc.	2.100%	5/12/31	38,500	32,796
	Amazon.com Inc.	3.600%	4/13/32	8,000	7,605
	Amazon.com Inc.	4.700%	12/1/32	48,580	49,731
[7]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,670	1,424
	American Honda Finance Corp.	1.800%	1/13/31	20,000	16,499
	Asbury Automotive Group Inc.	4.500%	3/1/28	4,277	3,894
	AutoZone Inc.	4.000%	4/15/30	29,868	28,485
	AutoZone Inc.	1.650%	1/15/31	39,857	31,977
	AutoZone Inc.	4.750%	8/1/32	15,000	15,035
	AutoZone Inc.	4.750%	2/1/33	29,970	29,816
	Bath & Body Works Inc.	7.500%	6/15/29	2,070	2,100
[7]	BMW US Capital LLC	2.550%	4/1/31	20,000	17,186
[7]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	2,144	2,145
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	3,702	3,481
[7]	Carnival Corp.	5.750%	3/1/27	6,257	5,192
[7]	Carnival Corp.	4.000%	8/1/28	3,216	2,772

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	820	885
[7]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	1,483	1,473
[7]	Churchill Downs Inc.	5.500%	4/1/27	2,677	2,598
[7]	Churchill Downs Inc.	4.750%	1/15/28	6,159	5,762
[7]	Clarios Global LP	6.750%	5/15/25	585	589
[7]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	2,828	2,820
	DaVita Inc.	4.500%	2/15/32	5,256	4,431
	eBay Inc.	2.700%	3/11/30	36,017	31,666
	eBay Inc.	2.600%	5/10/31	20,000	17,076
	eBay Inc.	6.300%	11/22/32	15,790	17,210
	Ford Motor Co.	9.625%	4/22/30	140	165
	Ford Motor Credit Co. LLC	4.950%	5/28/27	6,205	5,956
	Ford Motor Credit Co. LLC	4.125%	8/17/27	580	534
	Ford Motor Credit Co. LLC	3.815%	11/2/27	2,780	2,510
	Ford Motor Credit Co. LLC	2.900%	2/16/28	2,010	1,734
	Ford Motor Credit Co. LLC	2.900%	2/10/29	6,379	5,325
	Ford Motor Credit Co. LLC	4.000%	11/13/30	1,628	1,421
	Ford Motor Credit Co. LLC	3.625%	6/17/31	5,986	4,977
	General Motors Co.	4.200%	10/1/27	25,424	24,583
	General Motors Co.	5.000%	10/1/28	17,675	17,466
	General Motors Co.	5.400%	10/15/29	25,000	24,833
	General Motors Co.	5.600%	10/15/32	20,000	19,746
	General Motors Financial Co. Inc.	3.850%	1/5/28	464	435
	General Motors Financial Co. Inc.	2.400%	4/10/28	30,168	26,294
	General Motors Financial Co. Inc.	2.400%	10/15/28	6,000	5,143
	General Motors Financial Co. Inc.	3.600%	6/21/30	15,000	13,214
	General Motors Financial Co. Inc.	2.350%	1/8/31	10,000	7,996
	General Motors Financial Co. Inc.	3.100%	1/12/32	22,500	18,652
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	1,443	1,273
[7]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	2,632	2,610
	Home Depot Inc.	1.500%	9/15/28	18,090	15,765
	Home Depot Inc.	3.900%	12/6/28	18,511	18,278
	Home Depot Inc.	2.950%	6/15/29	80,075	74,305
	Home Depot Inc.	2.700%	4/15/30	21,645	19,485
	Home Depot Inc.	1.375%	3/15/31	10,000	8,057
	Home Depot Inc.	1.875%	9/15/31	32,630	27,041
	Home Depot Inc.	3.250%	4/15/32	24,815	22,823
	Home Depot Inc.	4.500%	9/15/32	12,155	12,302
	Home Depot Inc.	2.750%	9/15/51	3,000	2,126
	Home Depot Inc.	3.500%	9/15/56	2,500	2,031
	Honda Motor Co. Ltd.	2.967%	3/10/32	21,035	18,744
	Hyatt Hotels Corp.	6.000%	4/23/30	553	570
	KB Home	7.250%	7/15/30	2,233	2,243
[7]	Lithia Motors Inc.	4.625%	12/15/27	1,632	1,518
[7]	Lithia Motors Inc.	3.875%	6/1/29	7,084	6,023
[7]	Lithia Motors Inc.	4.375%	1/15/31	100	85
[7]	Live Nation Entertainment Inc.	5.625%	3/15/26	545	529
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	3,302	3,320
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	473	422
	Lowe's Cos. Inc.	1.300%	4/15/28	48,038	40,968
	Lowe's Cos. Inc.	1.700%	9/15/28	19,610	16,895
	Lowe's Cos. Inc.	3.650%	4/5/29	25,404	24,044
	Lowe's Cos. Inc.	1.700%	10/15/30	25,190	20,499
	Lowe's Cos. Inc.	2.625%	4/1/31	17,000	14,616
	Lowe's Cos. Inc.	3.750%	4/1/32	36,090	33,465
	Magna International Inc.	2.450%	6/15/30	35,820	30,655
	Marriott International Inc.	4.625%	6/15/30	39,345	38,361
	Marriott International Inc.	2.850%	4/15/31	35,554	30,357
[7]	Mattel Inc.	3.375%	4/1/26	1,488	1,392
[7]	Mattel Inc.	5.875%	12/15/27	1,455	1,457
	McDonald's Corp.	2.625%	9/1/29	35,736	32,224
	McDonald's Corp.	2.125%	3/1/30	15,311	13,180
	McDonald's Corp.	3.600%	7/1/30	8,000	7,556
	McDonald's Corp.	4.200%	4/1/50	5,000	4,474
[7]	Meritage Homes Corp.	3.875%	4/15/29	8,270	7,327
[7]	NCL Corp. Ltd.	5.875%	2/15/27	1,840	1,713
[7]	NCL Corp. Ltd.	7.750%	2/15/29	1,040	894
	Newell Brands Inc.	6.375%	9/15/27	250	251
	Newell Brands Inc.	6.625%	9/15/29	545	553
	O'Reilly Automotive Inc.	3.900%	6/1/29	18,000	17,218
	O'Reilly Automotive Inc.	1.750%	3/15/31	7,250	5,823
	O'Reilly Automotive Inc.	4.700%	6/15/32	8,000	7,983
[7]	Penn National Gaming Inc.	5.625%	1/15/27	580	545
[7]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	390	418
[7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	436	455
	Starbucks Corp.	4.000%	11/15/28	359	351
	Starbucks Corp.	3.550%	8/15/29	10,131	9,580
	Starbucks Corp.	2.250%	3/12/30	13,250	11,427
	Starbucks Corp.	2.550%	11/15/30	24,866	21,678
[7]	Studio City Co. Ltd.	7.000%	2/15/27	1,403	1,353
	TJX Cos. Inc.	3.875%	4/15/30	29,686	28,709
	Toll Brothers Finance Corp.	3.800%	11/1/29	22,966	20,591
[10]	Toyota Finance Australia Ltd.	2.280%	10/21/27	400	417
	Toyota Motor Credit Corp.	4.625%	1/12/28	8,930	9,020
	Toyota Motor Credit Corp.	1.900%	4/6/28	27,000	24,033
	Toyota Motor Credit Corp.	3.650%	1/8/29	33,466	32,330
	Toyota Motor Credit Corp.	3.375%	4/1/30	25,000	23,500
	Toyota Motor Credit Corp.	1.650%	1/10/31	5,000	4,095
	Toyota Motor Credit Corp.	1.900%	9/12/31	27,000	22,289
	Toyota Motor Credit Corp.	2.400%	1/13/32	15,000	12,868
	Toyota Motor Credit Corp.	4.700%	1/12/33	10,715	10,893
[10]	Toyota Motor Finance Netherlands BV	0.000%	10/27/25	400	398
[7]	Vail Resorts Inc.	6.250%	5/15/25	7,771	7,814
[7]	Volkswagen Group of America Finance LLC	1.625%	11/24/27	19,500	16,836
[10]	Volkswagen International Finance NV	2.625%	11/16/27	600	614
[10]	Volkswagen Leasing GmbH	0.375%	7/20/26	14,052	13,523
	Whirlpool Corp.	4.750%	2/26/29	14,575	14,472
[7]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	4,375	4,057
[7]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.750%	4/15/25	2,228	2,236
					1,481,357

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (5.9%)
	Altria Group Inc.	4.800%	2/14/29	29,405	29,089
	Altria Group Inc.	3.400%	5/6/30	32,835	29,073
	Altria Group Inc.	2.450%	2/4/32	67,090	52,233
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	18,830	18,488
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	124,201	126,075
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	49,890	47,035
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	35,000	36,215
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	8,000	8,576
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	2,000	1,899
	Archer-Daniels-Midland Co.	2.900%	3/1/32	20,000	17,991
	BAT Capital Corp.	2.259%	3/25/28	28,184	24,224
	BAT Capital Corp.	3.462%	9/6/29	40,690	35,978
	BAT Capital Corp.	4.906%	4/2/30	5,000	4,730
	BAT Capital Corp.	2.726%	3/25/31	43,478	34,993
	BAT Capital Corp.	4.742%	3/16/32	5,000	4,618
	BAT Capital Corp.	4.758%	9/6/49	5,000	3,906
	BAT International Finance plc	4.448%	3/16/28	50,000	47,871
	Campbell Soup Co.	4.150%	3/15/28	11,139	10,937
	Campbell Soup Co.	2.375%	4/24/30	19,700	16,942
[7]	Cargill Inc.	5.125%	10/11/32	7,925	8,254
[10]	CK Hutchison Europe Finance 18 Ltd.	2.000%	4/13/30	8,700	8,213
	Coca-Cola Co.	3.450%	3/25/30	63,468	60,537
	Coca-Cola Co.	1.650%	6/1/30	10,000	8,419
	Coca-Cola Co.	2.000%	3/5/31	34,575	29,519
	Coca-Cola Co.	1.375%	3/15/31	10,000	8,085
	Colgate-Palmolive Co.	3.250%	8/15/32	22,180	20,834
	Constellation Brands Inc.	3.600%	2/15/28	9,610	9,141
	Constellation Brands Inc.	4.650%	11/15/28	37,806	37,548
	Constellation Brands Inc.	3.150%	8/1/29	30,705	27,991
	Constellation Brands Inc.	2.875%	5/1/30	14,970	13,240
	Constellation Brands Inc.	2.250%	8/1/31	14,709	12,126
	Costco Wholesale Corp.	1.600%	4/20/30	63,935	54,118
	Costco Wholesale Corp.	1.750%	4/20/32	8,789	7,248
	Diageo Capital plc	3.875%	5/18/28	8,000	7,830
	Diageo Capital plc	2.375%	10/24/29	19,465	17,130
	Diageo Capital plc	2.000%	4/29/30	11,765	10,040
	Diageo Capital plc	5.500%	1/24/33	11,755	12,727
	Dollar General Corp.	3.500%	4/3/30	29,752	27,433
	Dollar General Corp.	5.000%	11/1/32	10,000	10,146
[7]	Energizer Holdings Inc.	4.750%	6/15/28	3,802	3,403
[7]	Energizer Holdings Inc.	4.375%	3/31/29	3,710	3,216
	Estee Lauder Cos. Inc.	2.375%	12/1/29	15,250	13,524
	General Mills Inc.	4.200%	4/17/28	21,570	21,323
	General Mills Inc.	2.875%	4/15/30	22,125	19,815
	General Mills Inc.	2.250%	10/14/31	4,960	4,149
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/29	65,000	59,954
	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	30,070	27,594
	Hershey Co.	1.700%	6/1/30	5,000	4,176
	Hormel Foods Corp.	1.700%	6/3/28	9,121	8,098
	Hormel Foods Corp.	1.800%	6/11/30	16,695	14,101
[9]	Imperial Brands Finance plc	5.500%	9/28/26	500	616
	J M Smucker Co.	2.125%	3/15/32	9,915	8,116
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc.	5.125%	2/1/28	25,000	24,504
[7]	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc.	5.500%	1/15/30	17,000	16,502
[7]	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc.	5.750%	4/1/33	15,000	14,763
	Kellogg Co.	4.300%	5/15/28	6,000	5,984
	Kellogg Co.	2.100%	6/1/30	35,364	29,860
	Kellogg Co.	7.450%	4/1/31	568	668
	Keurig Dr Pepper Inc.	3.950%	4/15/29	9,865	9,495
	Keurig Dr Pepper Inc.	3.200%	5/1/30	20,000	18,079
	Keurig Dr Pepper Inc.	2.250%	3/15/31	3,000	2,517
	Keurig Dr Pepper Inc.	4.050%	4/15/32	37,860	35,870
	Keurig Dr Pepper Inc.	4.500%	4/15/52	17,500	15,834
	Kimberly-Clark Corp.	3.950%	11/1/28	5,500	5,447
	Kimberly-Clark Corp.	3.100%	3/26/30	10,000	9,250
	Kraft Heinz Foods Co.	3.750%	4/1/30	10,379	9,826
	Kraft Heinz Foods Co.	4.375%	6/1/46	5,000	4,369
	Kraft Heinz Foods Co.	4.875%	10/1/49	2,248	2,103
	Kroger Co.	2.200%	5/1/30	30,618	25,719
	Kroger Co.	1.700%	1/15/31	3,875	3,101
[7]	Lamb Weston Holdings Inc.	4.875%	5/15/28	2,534	2,451
	McCormick & Co. Inc.	2.500%	4/15/30	1,200	1,029
	Mondelez International Inc.	2.750%	4/13/30	29,469	26,243
	Mondelez International Inc.	1.500%	2/4/31	26,471	21,174
[10]	Nestle Finance International Ltd.	1.500%	4/1/30	500	491
[7]	Nestle Holdings Inc.	1.500%	9/14/28	6,500	5,671
[7]	Nestle Holdings Inc.	3.625%	9/24/28	15,694	15,328
[10]	PepsiCo Inc.	0.500%	5/6/28	1,000	951
	PepsiCo Inc.	2.625%	7/29/29	8,065	7,337
	PepsiCo Inc.	2.750%	3/19/30	40,112	36,497
	PepsiCo Inc.	1.625%	5/1/30	18,355	15,392
	PepsiCo Inc.	1.950%	10/21/31	23,570	19,751
	PepsiCo Inc.	3.900%	7/18/32	12,800	12,507
[7]	Performance Food Group Inc.	6.875%	5/1/25	765	771
[7]	Performance Food Group Inc.	4.250%	8/1/29	525	468
	Philip Morris International Inc.	3.125%	3/2/28	20,382	19,096
	Philip Morris International Inc.	3.375%	8/15/29	11,460	10,613
	Philip Morris International Inc.	5.625%	11/17/29	30,015	31,349
	Philip Morris International Inc.	2.100%	5/1/30	19,800	16,569
	Philip Morris International Inc.	5.750%	11/17/32	35,355	37,231
[10]	Philip Morris International Inc.	1.450%	8/1/39	2,400	1,546
[10]	Procter & Gamble Co.	0.625%	10/30/24	1,500	1,563
[10]	Procter & Gamble Co.	1.200%	10/30/28	500	494
	Procter & Gamble Co.	4.050%	1/26/33	21,570	21,602
	Sysco Corp.	2.400%	2/15/30	13,391	11,609
	Target Corp.	2.350%	2/15/30	18,090	15,882
	Target Corp.	2.650%	9/15/30	6,067	5,399
	Target Corp.	4.400%	1/15/33	10,680	10,682
	Tyson Foods Inc.	4.350%	3/1/29	11,113	10,920
	Unilever Capital Corp.	2.125%	9/6/29	43,983	38,384
[10]	Walmart Inc.	4.875%	9/21/29	500	601
	Walmart Inc.	1.800%	9/22/31	6,500	5,464

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walmart Inc.	4.150%	9/9/32	75,000	75,140
					1,843,633
Energy (7.0%)
[7]	Antero Resources Corp.	5.375%	3/1/30	1,977	1,844
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	25,339	24,023
	Boardwalk Pipelines LP	3.600%	9/1/32	5,000	4,358
[7]	Bonanza Creek Energy Inc.	5.000%	10/15/26	1,569	1,469
	BP Capital Markets America Inc.	3.937%	9/21/28	8,690	8,529
	BP Capital Markets America Inc.	4.234%	11/6/28	26,842	26,735
	BP Capital Markets America Inc.	1.749%	8/10/30	35,390	29,413
	BP Capital Markets America Inc.	2.721%	1/12/32	63,000	55,068
	BP Capital Markets America Inc.	2.939%	6/4/51	5,000	3,575
	BP Capital Markets America Inc.	3.379%	2/8/61	3,000	2,246
[10]	BP Capital Markets plc	2.519%	4/7/28	200	206
	BP Capital Markets plc	3.723%	11/28/28	18,250	17,761
	Canadian Natural Resources Ltd.	2.950%	7/15/30	36,700	32,134
	Cenovus Energy Inc.	2.650%	1/15/32	17,000	14,156
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	22,749	21,372
	Cheniere Energy Inc.	4.625%	10/15/28	2,645	2,521
	Cheniere Energy Partners LP	4.000%	3/1/31	3,235	2,902
	Cheniere Energy Partners LP	3.250%	1/31/32	1,563	1,305
	Chevron Corp.	2.236%	5/11/30	16,050	14,244
	Chevron USA Inc.	3.850%	1/15/28	25,037	24,715
	Chevron USA Inc.	3.250%	10/15/29	24,000	22,653
	Chevron USA Inc.	2.343%	8/12/50	6,000	4,060
[7]	CNX Resources Corp.	7.375%	1/15/31	828	807
	ConocoPhillips Co.	6.950%	4/15/29	41,876	47,443
	ConocoPhillips Co.	3.800%	3/15/52	3,000	2,570
	Continental Resources Inc.	4.375%	1/15/28	6,175	5,872
	Coterra Energy Inc.	4.375%	3/15/29	30,923	29,687
[7]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	1,365	1,335
[7]	CrownRock LP / CrownRock Finance Inc.	5.000%	5/1/29	1,220	1,127
	DCP Midstream Operating LP	5.625%	7/15/27	988	1,005
	DCP Midstream Operating LP	5.125%	5/15/29	12,702	12,687
	Devon Energy Corp.	5.250%	10/15/27	3,389	3,411
	Devon Energy Corp.	5.875%	6/15/28	1,141	1,169
	Devon Energy Corp.	4.500%	1/15/30	28,745	27,763
	Diamondback Energy Inc.	3.500%	12/1/29	16,529	15,067
	Diamondback Energy Inc.	3.125%	3/24/31	34,730	30,334
	Diamondback Energy Inc.	4.250%	3/15/52	5,000	4,013
[7]	DT Midstream Inc.	4.125%	6/15/29	3,254	2,870
[7]	DT Midstream Inc.	4.375%	6/15/31	2,395	2,094
	Empresa Nacional del Petroleo	4.375%	10/30/24	13,883	13,637
	Empresa Nacional del Petroleo	3.750%	8/5/26	17,930	16,920
	Empresa Nacional del Petroleo	5.250%	11/6/29	31,480	30,718
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enable Midstream Partners LP	4.950%	5/15/28	31,246	30,891
	Enable Midstream Partners LP	4.150%	9/15/29	37,887	35,581
	Enbridge Inc.	3.125%	11/15/29	15,998	14,479
[7]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	2,670	2,637
	Energy Transfer LP	5.250%	4/15/29	29,465	29,746
	Energy Transfer LP	3.750%	5/15/30	10,487	9,623
	Energy Transfer LP	5.750%	2/15/33	24,210	24,918
[7]	EnLink Midstream LLC	5.625%	1/15/28	915	895
	EnLink Midstream LLC	5.375%	6/1/29	2,020	1,948
	Enterprise Products Operating LLC	4.150%	10/16/28	24,500	23,946
	Enterprise Products Operating LLC	3.125%	7/31/29	15,250	13,935
	Enterprise Products Operating LLC	2.800%	1/31/30	17,897	15,900
	Enterprise Products Operating LLC	5.350%	1/31/33	12,135	12,621
[7]	EQM Midstream Partners LP	7.500%	6/1/27	1,065	1,068
[7]	EQM Midstream Partners LP	6.500%	7/1/27	2,604	2,547
	EQM Midstream Partners LP	5.500%	7/15/28	2,078	1,917
[7]	EQM Midstream Partners LP	7.500%	6/1/30	1,033	1,031
	EQT Corp.	3.900%	10/1/27	30,000	28,450
	EQT Corp.	5.000%	1/15/29	6,550	6,355
	EQT Corp.	7.000%	2/1/30	5,000	5,318
[7]	EQT Corp.	3.625%	5/15/31	11,658	10,207
	Equinor ASA	3.950%	5/15/43	3,191	2,855
	Exxon Mobil Corp.	3.482%	3/19/30	65,105	62,551
	Exxon Mobil Corp.	2.610%	10/15/30	52,186	47,060
[10]	Exxon Mobil Corp.	1.408%	6/26/39	611	451
	Exxon Mobil Corp.	3.095%	8/16/49	1,052	809
	Exxon Mobil Corp.	3.452%	4/15/51	5,000	4,077
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	25,900	21,173
	Genesis Energy LP / Genesis Energy Finance Corp.	6.500%	10/1/25	251	247
	Helmerich & Payne Inc.	2.900%	9/29/31	26,930	22,741
	Hess Corp.	7.300%	8/15/31	3,738	4,192
[7]	Hess Midstream Operations LP	5.500%	10/15/30	768	716
[7]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	695	647
[7]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	827	761
	KazMunayGas National Co. JSC	5.375%	4/24/30	3,500	3,229
[7]	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	4,622
	KazTransGas JSC	4.375%	9/26/27	2,627	2,411
	Kinder Morgan Inc.	4.300%	3/1/28	31,386	30,803
	Kinder Morgan Inc.	2.000%	2/15/31	5,000	4,044
	Kinder Morgan Inc.	7.750%	1/15/32	990	1,154
	Kinder Morgan Inc.	4.800%	2/1/33	7,555	7,325
	Magellan Midstream Partners LP	3.250%	6/1/30	3,607	3,264
	Marathon Petroleum Corp.	3.800%	4/1/28	13,175	12,478
[7]	MEG Energy Corp.	5.875%	2/1/29	400	384
	MPLX LP	2.650%	8/15/30	51,530	43,995
	MPLX LP	4.950%	9/1/32	22,000	21,686
	Nustar Logistics LP	5.750%	10/1/25	635	628

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nustar Logistics LP	6.375%	10/1/30	2,525	2,433
	Occidental Petroleum Corp.	5.500%	12/1/25	600	604
	Occidental Petroleum Corp.	5.550%	3/15/26	2,559	2,587
	Occidental Petroleum Corp.	8.500%	7/15/27	13,464	14,896
	Occidental Petroleum Corp.	6.375%	9/1/28	30,812	32,043
	Occidental Petroleum Corp.	6.625%	9/1/30	30,975	32,913
	Occidental Petroleum Corp.	6.125%	1/1/31	16,046	16,774
	Occidental Petroleum Corp.	7.500%	5/1/31	17,195	19,125
	Occidental Petroleum Corp.	6.450%	9/15/36	14,085	14,820
	Occidental Petroleum Corp.	6.600%	3/15/46	1,055	1,124
	ONEOK Inc.	4.550%	7/15/28	27,710	27,076
	ONEOK Inc.	4.350%	3/15/29	4,183	3,987
	ONEOK Inc.	3.400%	9/1/29	29,767	26,722
	ONEOK Inc.	3.100%	3/15/30	6,129	5,413
	ONEOK Inc.	6.350%	1/15/31	5,438	5,789
	ONEOK Inc.	6.100%	11/15/32	15,000	15,755
	Ovintiv Inc.	7.200%	11/1/31	1,750	1,910
	Ovintiv Inc.	7.375%	11/1/31	12,232	13,617
[7]	Parkland Corp.	4.500%	10/1/29	2,435	2,098
[7]	Permian Resources Operating LLC	7.750%	2/15/26	1,445	1,445
[7]	Permian Resources Operating LLC	5.875%	7/1/29	3,851	3,617
	Petroleos del Peru SA	5.625%	6/19/47	25,083	16,668
	Petroleos Mexicanos	6.875%	10/16/25	12,289	12,313
	Petroleos Mexicanos	6.490%	1/23/27	13,143	12,397
	Petroleos Mexicanos	6.500%	3/13/27	6,070	5,731
	Petroleos Mexicanos	6.625%	6/15/35	1,200	942
	Petroleos Mexicanos	6.500%	6/2/41	851	612
	Petroleos Mexicanos	6.375%	1/23/45	1,102	744
	Petroleos Mexicanos	6.750%	9/21/47	6,178	4,292
	Petroleos Mexicanos	6.350%	2/12/48	2,694	1,799
[7]	Petronas Capital Ltd.	3.500%	4/21/30	2,132	1,999
	Petronas Capital Ltd.	3.500%	4/21/30	40,300	37,683
	Petronas Energy Canada Ltd.	2.112%	3/23/28	950	853
	Phillips 66	2.150%	12/15/30	8,800	7,343
[7]	Phillips 66 Co.	3.750%	3/1/28	20,984	19,881
[7]	Phillips 66 Co.	3.150%	12/15/29	21,299	19,238
	Pioneer Natural Resources Co.	1.900%	8/15/30	44,700	36,652
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	16,733	15,050
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	66,277	64,230
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	59,588	57,856
	Saudi Arabian Oil Co.	3.500%	4/16/29	5,000	4,700
	Schlumberger Investment SA	2.650%	6/26/30	12,000	10,687
	Shell International Finance BV	3.875%	11/13/28	10,000	9,843
	Shell International Finance BV	2.375%	11/7/29	59,118	52,960
	Shell International Finance BV	2.750%	4/6/30	55,535	50,660
	Shell International Finance BV	3.250%	4/6/50	8,000	6,254
[11]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,873	11,217
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Tap Rock Resources LLC	7.000%	10/1/26	2,737	2,594
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	14,663	14,341
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	4,097	4,199
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	34,595	32,529
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	16,002	14,068
	TotalEnergies Capital International SA	3.455%	2/19/29	39,067	37,280
	TotalEnergies Capital International SA	2.829%	1/10/30	3,785	3,451
	TotalEnergies Capital SA	3.883%	10/11/28	18,600	18,385
	TransCanada PipeLines Ltd.	4.250%	5/15/28	23,000	22,455
	TransCanada PipeLines Ltd.	4.100%	4/15/30	20,000	19,084
	TransCanada PipeLines Ltd.	2.500%	10/12/31	17,000	14,145
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	1,286	1,242
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	14,065	12,682
[7]	Transocean Inc.	8.750%	2/15/30	545	563
[7]	Transocean Titan Financing Ltd.	8.375%	2/1/28	265	275
	Valero Energy Corp.	2.150%	9/15/27	14,628	13,164
	Valero Energy Corp.	2.800%	12/1/31	27,000	23,067
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	3,135	2,796
[7]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	600	611
	Western Midstream Operating LP	4.500%	3/1/28	7,771	7,341
	Western Midstream Operating LP	4.750%	8/15/28	18,194	17,303
	Western Midstream Operating LP	4.300%	2/1/30	13,644	12,491
	Williams Companies Inc.	4.650%	8/15/32	12,500	12,194
	Williams Cos. Inc.	3.500%	11/15/30	17,000	15,564
	Williams Cos. Inc.	2.600%	3/15/31	42,000	35,580
					2,188,890
Financials (26.3%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	3,856	3,589
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	72,700	63,952
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	63,850	53,496
	Affiliated Managers Group Inc.	3.300%	6/15/30	25,223	21,839
	Aflac Inc.	3.600%	4/1/30	10,000	9,491
	Air Lease Corp.	4.625%	10/1/28	3,955	3,820
	Air Lease Corp.	3.250%	10/1/29	2,000	1,770
	Air Lease Corp.	3.000%	2/1/30	24,670	21,231
	Air Lease Corp.	3.125%	12/1/30	5,298	4,538
	Air Lease Corp.	2.875%	1/15/32	1,773	1,458
	Alleghany Corp.	3.625%	5/15/30	13,328	12,657

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ally Financial Inc.	2.200%	11/2/28	21,497	17,961
	Ally Financial Inc.	8.000%	11/1/31	20,000	21,952
	American Express Co.	4.050%	5/3/29	18,638	18,213
	American Express Co.	4.989%	5/26/33	10,000	9,909
	American Express Co.	4.420%	8/3/33	38,720	37,699
	Aon Corp.	3.750%	5/2/29	3,000	2,846
	Aon Corp.	2.800%	5/15/30	32,426	28,756
	Aon Corp. / Aon Global Holdings plc	2.050%	8/23/31	10,000	8,207
	Aon Corp. / Aon Global Holdings plc	2.600%	12/2/31	7,000	5,942
	Aon Corp. / Aon Global Holdings plc	5.000%	9/12/32	10,000	10,231
	Ares Capital Corp.	2.875%	6/15/28	10,300	8,696
	Athene Holding Ltd.	3.500%	1/15/31	16,561	14,142
[10]	AXA SA	3.875%	5/20/49	5,737	6,073
[9]	AXA SA	5.625%	1/16/54	3,800	4,602
	Banco Santander SA	3.800%	2/23/28	30,200	28,426
	Banco Santander SA	4.379%	4/12/28	4,415	4,260
	Banco Santander SA	3.490%	5/28/30	9,850	8,743
	Banco Santander SA	2.749%	12/3/30	27,133	21,871
	Bank of America Corp.	3.419%	12/20/28	47,280	44,240
	Bank of America Corp.	3.970%	3/5/29	40,165	38,304
	Bank of America Corp.	2.087%	6/14/29	41,700	36,306
	Bank of America Corp.	4.271%	7/23/29	22,622	21,875
	Bank of America Corp.	3.974%	2/7/30	42,723	40,423
	Bank of America Corp.	3.194%	7/23/30	34,921	31,293
	Bank of America Corp.	2.884%	10/22/30	32,946	28,876
	Bank of America Corp.	2.496%	2/13/31	47,013	40,043
	Bank of America Corp.	2.592%	4/29/31	45,990	39,322
	Bank of America Corp.	1.898%	7/23/31	65,770	53,181
	Bank of America Corp.	1.922%	10/24/31	69,206	55,618
[10]	Bank of America Corp.	0.654%	10/26/31	6,300	5,316
	Bank of America Corp.	2.651%	3/11/32	68,320	57,602
	Bank of America Corp.	2.687%	4/22/32	73,107	61,814
	Bank of America Corp.	2.299%	7/21/32	53,325	43,409
	Bank of America Corp.	2.572%	10/20/32	61,630	51,037
	Bank of America Corp.	2.972%	2/4/33	86,415	73,699
	Bank of America Corp.	4.571%	4/27/33	60,890	58,855
	Bank of America Corp.	5.015%	7/22/33	84,250	84,206
	Bank of America Corp.	2.482%	9/21/36	25,000	19,484
	Bank of America Corp.	3.846%	3/8/37	35,000	30,541
	Bank of Montreal	3.803%	12/15/32	2,000	1,825
	Bank of Montreal	3.088%	1/10/37	15,000	12,185
	Bank of New York Mellon Corp.	3.400%	1/29/28	11,250	10,730
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	6,418
	Bank of New York Mellon Corp.	4.596%	7/26/30	16,635	16,675
	Bank of New York Mellon Corp.	4.289%	6/13/33	5,000	4,840
	Bank of New York Mellon Corp.	5.834%	10/25/33	51,065	55,263
	Bank of New York Mellon Corp.	4.706%	2/1/34	26,050	25,944
	Bank of Nova Scotia	4.849%	2/1/30	33,900	33,992
	Bank of Nova Scotia	2.150%	8/1/31	10,000	8,231
	Bank of Nova Scotia	2.450%	2/2/32	12,500	10,470
	Bank of Nova Scotia	4.588%	5/4/37	15,000	13,628
[10]	Banque Federative du Credit Mutuel SA	0.750%	6/8/26	5,200	5,151
[10]	Banque Federative du Credit Mutuel SA	2.625%	11/6/29	5,300	5,282
	Barclays plc	4.836%	5/9/28	35,836	34,608
	Barclays plc	4.972%	5/16/29	20,952	20,499
	Barclays plc	2.645%	6/24/31	23,035	18,989
	Barclays plc	2.667%	3/10/32	20,000	16,225
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	2.894%	11/24/32	20,000	16,311
	Barclays plc	5.746%	8/9/33	16,100	16,238
	Barclays plc	7.437%	11/2/33	58,675	66,096
	Barclays plc	3.564%	9/23/35	13,075	10,764
[7]	Belrose Funding Trust	2.330%	8/15/30	6,880	5,428
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	11,795	10,569
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	5,801	3,942
[10]	Berkshire Hathaway Inc.	1.625%	3/16/35	2,000	1,742
	BlackRock Inc.	2.400%	4/30/30	13,141	11,561
	BlackRock Inc.	1.900%	1/28/31	20,000	16,724
[7]	BNP Paribas SA	5.125%	1/13/29	35,000	35,271
[8,12]	BPCE SA, 3M Australian Bank Bill Rate + 0.780%	4.050%	4/20/26	40,510	27,993
[8,12]	BPCE SA, 3M Australian Bank Bill Rate + 1.600%	4.666%	6/5/25	2,500	1,776
	Brighthouse Financial Inc.	5.625%	5/15/30	1,550	1,552
	Brown & Brown Inc.	4.500%	3/15/29	2,182	2,091
	Capital One Financial Corp.	3.273%	3/1/30	41,980	37,334
	Capital One Financial Corp.	2.359%	7/29/32	23,000	17,555
	Capital One Financial Corp.	2.618%	11/2/32	20,000	16,289
	Capital One Financial Corp.	5.268%	5/10/33	30,107	29,526
	Capital One Financial Corp.	5.817%	2/1/34	49,000	49,419
	Cboe Global Markets Inc.	1.625%	12/15/30	12,719	10,356
	Cboe Global Markets Inc.	3.000%	3/16/32	10,500	9,171
	Charles Schwab Corp.	3.200%	1/25/28	24,693	23,546
	Charles Schwab Corp.	2.000%	3/20/28	20,000	17,980
	Charles Schwab Corp.	4.000%	2/1/29	17,652	17,208
	Charles Schwab Corp.	3.250%	5/22/29	4,000	3,739
	Charles Schwab Corp.	4.625%	3/22/30	1,705	1,729
	Charles Schwab Corp.	1.650%	3/11/31	10,000	8,102
	Charles Schwab Corp.	2.900%	3/3/32	10,500	9,309
[10]	Chubb INA Holdings Inc.	1.550%	3/15/28	3,100	3,038
	Chubb INA Holdings Inc.	1.375%	9/15/30	38,681	31,336
	Citigroup Inc.	4.125%	7/25/28	39,250	37,643
	Citigroup Inc.	4.075%	4/23/29	19,086	18,237
	Citigroup Inc.	3.980%	3/20/30	64,793	60,983
	Citigroup Inc.	2.976%	11/5/30	40,076	35,233
	Citigroup Inc.	2.666%	1/29/31	42,659	36,710
	Citigroup Inc.	4.412%	3/31/31	71,386	68,591
	Citigroup Inc.	2.572%	6/3/31	43,377	36,773
	Citigroup Inc.	2.561%	5/1/32	71,728	59,772
	Citigroup Inc.	6.625%	6/15/32	260	285
	Citigroup Inc.	2.520%	11/3/32	38,000	31,170
	Citigroup Inc.	3.057%	1/25/33	57,009	48,856
	Citigroup Inc.	3.785%	3/17/33	31,244	28,262
	Citigroup Inc.	4.910%	5/24/33	31,145	30,720
	Citigroup Inc.	6.270%	11/17/33	83,150	90,525
	Citigroup Inc.	4.650%	7/23/48	5,000	4,780
	Citizens Financial Group Inc.	2.500%	2/6/30	5,948	5,054
	Citizens Financial Group Inc.	3.250%	4/30/30	11,061	9,982
[10]	Cloverie plc for Zurich Insurance Co. Ltd.	1.750%	9/16/24	4,988	5,258
	CME Group Inc.	2.650%	3/15/32	15,385	13,439
	CNA Financial Corp.	2.050%	8/15/30	12,000	9,800
	CNO Financial Group Inc.	5.250%	5/30/29	16,377	15,974
[8,12]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	4.390%	8/20/31	22,100	15,120

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8,12]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	4.942%	9/10/30	51,700	36,246
[7]	Corebridge Financial Inc.	3.850%	4/5/29	45,120	42,283
[7]	Corebridge Financial Inc.	3.900%	4/5/32	46,491	42,334
[7]	Corebridge Financial Inc.	4.400%	4/5/52	5,000	4,284
[10]	Credit Agricole SA	3.875%	11/28/34	300	327
[10]	Credit Suisse Group AG	2.125%	10/13/26	5,312	5,102
[10]	Deutsche Bank AG	4.500%	5/19/26	1,000	1,102
	Deutsche Bank AG	6.720%	1/18/29	17,765	18,694
	Deutsche Bank AG	3.547%	9/18/31	54,310	47,220
	Deutsche Bank AG	3.742%	1/7/33	22,000	17,395
	Discover Bank	4.650%	9/13/28	31,600	30,669
	Discover Bank	2.700%	2/6/30	23,788	19,900
[10]	DNB Bank ASA	1.625%	5/31/26	11,936	12,342
[10]	DNB Bank ASA	4.625%	2/28/33	500	543
	Enstar Group Ltd.	4.950%	6/1/29	20,380	19,193
	Enstar Group Ltd.	3.100%	9/1/31	12,000	9,300
	Equitable Holdings Inc.	4.350%	4/20/28	27,444	26,778
	Equitable Holdings Inc.	5.594%	1/11/33	30,805	31,540
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	565	549
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	20,330	19,159
	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	15,500	13,132
	Fidelity National Financial Inc.	3.400%	6/15/30	20,371	18,000
	Fifth Third Bancorp	4.337%	4/25/33	16,313	15,524
[7]	Five Corners Funding Trust II	2.850%	5/15/30	15,000	13,000
	Franklin Resources Inc.	1.600%	10/30/30	15,000	12,023
	GATX Corp.	4.000%	6/30/30	4,093	3,794
	GATX Corp.	1.900%	6/1/31	25,000	19,429
	GATX Corp.	3.500%	6/1/32	15,985	13,982
[7]	Global Atlantic Fin Co.	3.125%	6/15/31	20,000	15,479
	Goldman Sachs Group Inc.	3.814%	4/23/29	44,483	42,019
	Goldman Sachs Group Inc.	4.223%	5/1/29	23,000	22,189
	Goldman Sachs Group Inc.	2.600%	2/7/30	32,416	28,194
	Goldman Sachs Group Inc.	1.992%	1/27/32	58,460	46,799
	Goldman Sachs Group Inc.	2.615%	4/22/32	91,278	76,366
	Goldman Sachs Group Inc.	2.383%	7/21/32	86,346	70,430
	Goldman Sachs Group Inc.	2.650%	10/21/32	55,650	46,212
	Goldman Sachs Group Inc.	3.102%	2/24/33	69,600	59,626
[9]	Goldman Sachs Group Inc.	6.875%	1/18/38	1,000	1,388
	Hanover Insurance Group Inc.	2.500%	9/1/30	5,000	3,969
	Hartford Financial Services Group Inc.	2.800%	8/19/29	3,926	3,508
	HSBC Holdings plc	7.390%	11/3/28	49,788	54,247
	HSBC Holdings plc	4.583%	6/19/29	41,640	40,342
	HSBC Holdings plc	2.206%	8/17/29	15,000	12,706
	HSBC Holdings plc	4.950%	3/31/30	17,320	17,348
	HSBC Holdings plc	3.973%	5/22/30	54,752	50,442
	HSBC Holdings plc	2.848%	6/4/31	36,495	30,858
	HSBC Holdings plc	2.357%	8/18/31	23,560	19,177
	HSBC Holdings plc	2.804%	5/24/32	46,067	37,978
	HSBC Holdings plc	2.871%	11/22/32	16,000	13,164
	HSBC Holdings plc	4.762%	3/29/33	8,000	7,376
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	5.402%	8/11/33	63,700	63,540
	HSBC Holdings plc	8.113%	11/3/33	15,000	17,190
[9]	HSBC Holdings plc	6.000%	3/29/40	2,100	2,550
	Huntington Bancshares Inc.	2.550%	2/4/30	10,000	8,599
	Huntington Bancshares Inc.	5.023%	5/17/33	16,500	16,359
	Huntington National Bank	5.650%	1/10/30	18,750	19,499
	ING Groep NV	4.550%	10/2/28	9,000	8,789
	ING Groep NV	4.050%	4/9/29	13,264	12,613
	ING Groep NV	4.252%	3/28/33	5,500	5,126
	Intercontinental Exchange Inc.	4.350%	6/15/29	20,300	20,156
	Intercontinental Exchange Inc.	2.100%	6/15/30	24,270	20,547
	Intercontinental Exchange Inc.	1.850%	9/15/32	4,800	3,772
	Intercontinental Exchange Inc.	4.600%	3/15/33	17,500	17,356
	Intercontinental Exchange Inc.	4.950%	6/15/52	6,064	5,975
	Intercontinental Exchange Inc.	3.000%	9/15/60	5,000	3,397
[10]	JAB Holdings BV	4.750%	6/29/32	1,700	1,919
[10]	JAB Holdings BV	2.250%	12/19/39	1,000	778
	Jefferies Financial Group Inc.	4.150%	1/23/30	15,440	14,441
	Jefferies Financial Group Inc.	2.625%	10/15/31	5,000	4,104
	JPMorgan Chase & Co.	4.005%	4/23/29	46,001	44,105
	JPMorgan Chase & Co.	2.069%	6/1/29	7,500	6,498
	JPMorgan Chase & Co.	4.203%	7/23/29	31,355	30,263
	JPMorgan Chase & Co.	4.452%	12/5/29	22,800	22,245
	JPMorgan Chase & Co.	3.702%	5/6/30	50,239	46,770
	JPMorgan Chase & Co.	4.565%	6/14/30	40,000	39,180
	JPMorgan Chase & Co.	2.739%	10/15/30	81,229	70,977
	JPMorgan Chase & Co.	4.493%	3/24/31	15,100	14,716
	JPMorgan Chase & Co.	2.522%	4/22/31	22,000	18,817
	JPMorgan Chase & Co.	2.956%	5/13/31	36,400	31,448
	JPMorgan Chase & Co.	1.764%	11/19/31	65,000	51,763
	JPMorgan Chase & Co.	1.953%	2/4/32	65,000	52,235
	JPMorgan Chase & Co.	2.580%	4/22/32	43,950	37,025
	JPMorgan Chase & Co.	2.545%	11/8/32	45,000	37,372
	JPMorgan Chase & Co.	2.963%	1/25/33	81,430	69,802
	JPMorgan Chase & Co.	4.586%	4/26/33	34,100	33,103
	JPMorgan Chase & Co.	4.912%	7/25/33	70,270	70,002
	JPMorgan Chase & Co.	5.717%	9/14/33	45,000	46,240
	Kemper Corp.	2.400%	9/30/30	4,837	3,879
	Kemper Corp.	3.800%	2/23/32	10,000	8,723
	KeyBank NA	4.900%	8/8/32	10,000	9,759
	KeyBank NA	5.000%	1/26/33	21,475	21,524
	KeyCorp	4.100%	4/30/28	15,000	14,609
	KeyCorp	4.789%	6/1/33	20,000	19,611
[7]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	2,664	2,214
	Lazard Group LLC	4.500%	9/19/28	31,409	30,451
	Lazard Group LLC	4.375%	3/11/29	555	534
	Lloyds Banking Group plc	4.375%	3/22/28	29,752	28,878
	Lloyds Banking Group plc	4.550%	8/16/28	13,800	13,435
	Lloyds Banking Group plc	4.976%	8/11/33	24,100	23,547
	Lloyds Banking Group plc	7.953%	11/15/33	8,785	10,036
	M&T Bank Corp.	5.053%	1/27/34	38,740	38,635
[7]	Macquarie Bank Ltd.	3.052%	3/3/36	15,000	11,670
[8,12]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	6.010%	5/28/30	40,710	29,194
	Markel Corp.	3.350%	9/17/29	19,039	17,293

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	21,129	20,923
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	23,675	20,025
	Marsh & McLennan Cos. Inc.	5.750%	11/1/32	23,000	24,942
	Marsh & McLennan Cos. Inc.	6.250%	11/1/52	10,000	12,042
	MetLife Inc.	4.550%	3/23/30	11,824	12,015
	MetLife Inc.	5.000%	7/15/52	5,000	5,071
	MetLife Inc.	5.250%	1/15/54	10,000	10,413
[7]	Midcap Financial Issuer Trust	5.625%	1/15/30	2,360	1,905
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	10,136	9,803
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	5,000	4,815
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	37,150	35,252
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	41,735	37,718
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	37,878	32,553
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	49,920	40,461
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	8,000	6,545
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	1,565	1,312
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	16,200	16,265
	Mitsubishi UFJ Financial Group Inc.	5.472%	9/13/33	5,000	5,130
	Mizuho Financial Group Inc.	4.018%	3/5/28	7,750	7,437
	Mizuho Financial Group Inc.	4.254%	9/11/29	2,000	1,912
	Mizuho Financial Group Inc.	3.153%	7/16/30	21,400	18,909
	Mizuho Financial Group Inc.	2.869%	9/13/30	10,620	9,190
	Mizuho Financial Group Inc.	2.591%	5/25/31	19,607	16,426
	Mizuho Financial Group Inc.	2.201%	7/10/31	13,000	10,570
	Mizuho Financial Group Inc.	2.260%	7/9/32	12,000	9,571
	Morgan Stanley	5.123%	2/1/29	16,060	16,234
[10]	Morgan Stanley	0.495%	10/26/29	2,500	2,236
	Morgan Stanley	4.431%	1/23/30	65,640	63,905
	Morgan Stanley	2.699%	1/22/31	51,418	44,583
	Morgan Stanley	3.622%	4/1/31	87,909	80,801
	Morgan Stanley	1.794%	2/13/32	47,634	37,663
	Morgan Stanley	1.928%	4/28/32	61,429	48,844
[10]	Morgan Stanley	2.950%	5/7/32	2,000	1,987
	Morgan Stanley	2.239%	7/21/32	62,078	50,388
	Morgan Stanley	2.511%	10/20/32	30,000	24,788
	Morgan Stanley	2.943%	1/21/33	25,000	21,313
	Morgan Stanley	4.889%	7/20/33	45,554	45,142
	Morgan Stanley	6.342%	10/18/33	73,993	81,346
[10]	Morgan Stanley	5.148%	1/25/34	2,300	2,687
	Morgan Stanley	2.484%	9/16/36	30,000	23,218
	Morgan Stanley	5.297%	4/20/37	30,652	29,707
	Morgan Stanley	5.948%	1/19/38	37,820	38,528
	Nasdaq Inc.	1.650%	1/15/31	21,156	16,893
	Nasdaq Inc.	2.500%	12/21/40	5,000	3,484
	Nasdaq Inc.	3.950%	3/7/52	6,195	5,077
	Natwest Group plc	4.892%	5/18/29	23,355	23,032
	Natwest Group plc	5.076%	1/27/30	24,601	24,248
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Natwest Group plc	4.445%	5/8/30	7,550	7,176
	Natwest Group plc	3.032%	11/28/35	15,000	11,895
[7]	New York Life Global Funding	4.550%	1/28/33	10,000	10,025
[9]	NIBC Bank NV	3.125%	11/15/23	19,300	23,368
	Nomura Holdings Inc.	2.172%	7/14/28	25,300	21,543
	Nomura Holdings Inc.	2.679%	7/16/30	5,000	4,158
	Nomura Holdings Inc.	2.608%	7/14/31	11,000	8,906
	Nomura Holdings Inc.	2.999%	1/22/32	10,000	8,270
	Nomura Holdings Inc.	6.181%	1/18/33	20,000	21,106
	Northern Trust Corp.	1.950%	5/1/30	5,574	4,730
	Northern Trust Corp.	3.375%	5/8/32	5,036	4,674
	Northern Trust Corp.	6.125%	11/2/32	40,000	43,955
	OneMain Finance Corp.	3.500%	1/15/27	1,855	1,620
	ORIX Corp.	2.250%	3/9/31	5,217	4,290
	Owl Rock Capital Corp.	2.875%	6/11/28	300	249
[7]	Pine Street Trust I	4.572%	2/15/29	250	242
	PNC Bank NA	3.250%	1/22/28	28,085	26,842
	PNC Bank NA	2.700%	10/22/29	29,415	25,796
	PNC Financial Services Group Inc.	3.450%	4/23/29	32,603	30,884
	PNC Financial Services Group Inc.	2.550%	1/22/30	35,000	30,801
	PNC Financial Services Group Inc.	2.307%	4/23/32	10,000	8,417
	PNC Financial Services Group Inc.	4.626%	6/6/33	10,000	9,637
	PNC Financial Services Group Inc.	6.037%	10/28/33	50,000	54,037
	PNC Financial Services Group Inc.	5.068%	1/24/34	31,580	31,841
	Principal Financial Group Inc.	3.700%	5/15/29	18,767	17,836
	Progressive Corp.	4.000%	3/1/29	1,070	1,054
	Progressive Corp.	3.200%	3/26/30	14,172	13,134
	Progressive Corp.	3.000%	3/15/32	3,700	3,342
[7]	Protective Life Corp.	4.300%	9/30/28	22,700	21,824
	Prudential Financial Inc.	2.100%	3/10/30	2,750	2,355
	Prudential Financial Inc.	3.700%	10/1/50	4,000	3,453
	Prudential Financial Inc.	3.700%	3/13/51	7,500	6,190
	Prudential plc	3.125%	4/14/30	1,500	1,359
	Regions Financial Corp.	1.800%	8/12/28	25,000	21,768
	Reinsurance Group of America Inc.	3.900%	5/15/29	6,800	6,428
	Reinsurance Group of America Inc.	3.150%	6/15/30	2,925	2,588
[9]	Rothesay Life plc	8.000%	10/30/25	3,748	4,841
	Royal Bank of Canada	4.900%	1/12/28	16,485	16,631
	Royal Bank of Canada	2.300%	11/3/31	20,000	16,595
	Royal Bank of Canada	3.875%	5/4/32	7,700	7,241
	Royal Bank of Canada	5.000%	2/1/33	35,000	35,528
	Santander UK Group Holdings plc	3.823%	11/3/28	2,500	2,319
	Santander UK Group Holdings plc	6.534%	1/10/29	10,000	10,436
[9]	Scottish Widows Ltd.	5.500%	6/16/23	9,259	11,411
	State Street Corp.	5.820%	11/4/28	7,300	7,669
	State Street Corp.	2.400%	1/24/30	7,030	6,190
	State Street Corp.	3.152%	3/30/31	4,997	4,509
	State Street Corp.	2.623%	2/7/33	25,000	21,261
	State Street Corp.	4.421%	5/13/33	15,000	14,702
	State Street Corp.	4.821%	1/26/34	23,240	23,364
	State Street Corp.	3.031%	11/1/34	3,000	2,633
	Stifel Financial Corp.	4.000%	5/15/30	4,000	3,598
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	42,100	36,049
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	750	730

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	54,077	48,383
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	3,000	2,597
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	32,727	28,536
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	27,368	22,617
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	14,237	11,483
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	9,400	7,393
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	5,000	4,074
	Sumitomo Mitsui Financial Group Inc.	5.766%	1/13/33	20,450	21,635
	SVB Financial Group	2.100%	5/15/28	30,625	26,173
	SVB Financial Group	3.125%	6/5/30	7,000	6,034
	SVB Financial Group	1.800%	2/2/31	10,000	7,638
	Synchrony Financial	2.875%	10/28/31	15,000	11,676
[7]	Temasek Financial I Ltd.	2.750%	8/2/61	15,650	11,027
	Toronto-Dominion Bank	2.000%	9/10/31	10,000	8,159
	Toronto-Dominion Bank	2.450%	1/12/32	14,045	11,788
	Toronto-Dominion Bank	3.200%	3/10/32	41,600	37,311
	Toronto-Dominion Bank	4.456%	6/8/32	16,700	16,394
	Travelers Cos. Inc.	5.350%	11/1/40	5,000	5,338
	Truist Bank	2.250%	3/11/30	34,140	28,726
	Truist Financial Corp.	3.875%	3/19/29	10,000	9,466
	Truist Financial Corp.	1.887%	6/7/29	15,000	12,967
	Truist Financial Corp.	1.950%	6/5/30	15,000	12,539
	Truist Financial Corp.	4.916%	7/28/33	11,373	11,201
	Truist Financial Corp.	6.123%	10/28/33	30,125	32,827
	Truist Financial Corp.	5.122%	1/26/34	31,120	31,509
	US Bancorp	3.000%	7/30/29	21,800	19,849
	US Bancorp	1.375%	7/22/30	27,000	21,918
	US Bancorp	4.967%	7/22/33	50,025	49,597
	US Bancorp	5.850%	10/21/33	66,770	71,775
	US Bancorp	4.839%	2/1/34	46,925	46,793
	US Bancorp	2.491%	11/3/36	7,250	5,784
[9]	Utmost Group plc	4.000%	12/15/31	1,195	1,106
[13,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
[13,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
[13,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
[12]	Wells Fargo & Co.	4.000%	4/27/27	13,972	9,361
	Wells Fargo & Co.	4.808%	7/25/28	11,000	10,979
	Wells Fargo & Co.	4.150%	1/24/29	35,949	34,897
	Wells Fargo & Co.	2.879%	10/30/30	71,832	63,547
	Wells Fargo & Co.	2.572%	2/11/31	42,900	37,045
	Wells Fargo & Co.	4.478%	4/4/31	2,000	1,947
	Wells Fargo & Co.	3.350%	3/2/33	57,030	50,294
	Wells Fargo & Co.	4.897%	7/25/33	89,330	88,973
[9]	Wells Fargo & Co.	4.625%	11/2/35	2,100	2,522
[9]	Wells Fargo & Co.	4.875%	11/29/35	1,600	1,905
[9]	Wells Fargo Bank NA	5.250%	8/1/23	11,950	14,766
	Westpac Banking Corp.	1.953%	11/20/28	25,400	22,338
	Westpac Banking Corp.	2.650%	1/16/30	5,000	4,487
	Westpac Banking Corp.	2.150%	6/3/31	12,780	10,986
	Westpac Banking Corp.	5.405%	8/10/33	10,000	9,894
	Westpac Banking Corp.	4.110%	7/24/34	11,175	10,094
	Westpac Banking Corp.	2.668%	11/15/35	15,000	11,765
[8,12]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	4.931%	1/29/31	12,200	8,456
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Willis North America Inc.	4.500%	9/15/28	14,000	13,632
	Willis North America Inc.	2.950%	9/15/29	52,892	46,738
[9]	Zurich Finance Ireland DAC	5.125%	11/23/52	2,200	2,557
					8,176,863
Health Care (9.4%)
	Abbott Laboratories	1.400%	6/30/30	5,000	4,135
	AbbVie Inc.	4.250%	11/14/28	78,636	77,900
	AbbVie Inc.	3.200%	11/21/29	100,066	92,946
	AbbVie Inc.	4.875%	11/14/48	10,000	9,797
	Agilent Technologies Inc.	2.750%	9/15/29	10,000	8,889
	Agilent Technologies Inc.	2.300%	3/12/31	25,000	20,994
[7]	Alcon Finance Corp.	5.750%	12/6/52	5,000	5,394
	AmerisourceBergen Corp.	2.800%	5/15/30	6,000	5,276
	AmerisourceBergen Corp.	2.700%	3/15/31	86,844	75,421
	Amgen Inc.	3.000%	2/22/29	19,824	18,192
	Amgen Inc.	4.050%	8/18/29	25,000	24,169
[9]	Amgen Inc.	4.000%	9/13/29	700	837
	Amgen Inc.	2.450%	2/21/30	29,420	25,584
	Amgen Inc.	2.300%	2/25/31	46,020	38,782
	Amgen Inc.	3.350%	2/22/32	19,065	17,268
	Amgen Inc.	4.200%	3/1/33	20,000	19,192
	Amgen Inc.	4.875%	3/1/53	10,000	9,495
	Anthem Inc.	2.875%	9/15/29	39,704	35,847
	Anthem Inc.	2.250%	5/15/30	6,441	5,501
	Anthem Inc.	2.550%	3/15/31	8,000	6,916
	Anthem Inc.	4.100%	5/15/32	10,000	9,612
	Ascension Health	2.532%	11/15/29	2,500	2,200
	Astrazeneca Finance LLC	1.750%	5/28/28	61,477	54,113
	AstraZeneca plc	4.000%	1/17/29	15,121	14,971
	AstraZeneca plc	1.375%	8/6/30	93,854	77,030
	Baxter International Inc.	2.272%	12/1/28	44,445	38,809
	Baxter International Inc.	3.950%	4/1/30	22,000	20,709
	Baxter International Inc.	1.730%	4/1/31	15,000	11,802
	Baxter International Inc.	2.539%	2/1/32	88,700	72,634
	Becton Dickinson and Co.	2.823%	5/20/30	3,465	3,081
	Becton Dickinson and Co.	1.957%	2/11/31	22,587	18,611
	Becton Dickinson and Co.	4.298%	8/22/32	27,000	26,356
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	12,500	12,191
	Boston Scientific Corp.	2.650%	6/1/30	77,567	68,850
	Bristol-Myers Squibb Co.	3.400%	7/26/29	49,536	47,231
	Bristol-Myers Squibb Co.	1.450%	11/13/30	51,570	42,200
	Bristol-Myers Squibb Co.	2.950%	3/15/32	62,300	56,471
	Bristol-Myers Squibb Co.	3.550%	3/15/42	5,000	4,329
	Bristol-Myers Squibb Co.	2.550%	11/13/50	5,000	3,407
	Bristol-Myers Squibb Co.	3.700%	3/15/52	5,000	4,223
	Bristol-Myers Squibb Co.	3.900%	3/15/62	5,000	4,226
[7]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	1,898	1,575
[7]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	1,123	928
	Cedars-Sinai Health System	2.288%	8/15/31	2,000	1,679
	Centene Corp.	2.450%	7/15/28	19,825	17,192
	Centene Corp.	3.375%	2/15/30	15,000	13,209
	Centene Corp.	3.000%	10/15/30	11,830	10,112
	Centene Corp.	2.625%	8/1/31	8,535	6,993
	CHRISTUS Health	4.341%	7/1/28	19,800	19,481
	Cigna Corp.	4.375%	10/15/28	64,260	63,724
	Cigna Corp.	2.400%	3/15/30	35,139	30,334
	Cigna Corp.	2.375%	3/15/31	37,985	32,235
	Cigna Corp.	6.125%	11/15/41	5,000	5,595
	CommonSpirit Health	2.782%	10/1/30	509	434
[7]	CSL UK Holdings Ltd.	4.250%	4/27/32	26,665	26,018
	CVS Health Corp.	4.300%	3/25/28	69,564	68,412
	CVS Health Corp.	3.250%	8/15/29	53,383	48,966

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CVS Health Corp.	3.750%	4/1/30	17,849	16,724
	CVS Health Corp.	1.750%	8/21/30	24,635	19,922
	CVS Health Corp.	1.875%	2/28/31	35,000	28,362
[7]	DaVita Inc.	3.750%	2/15/31	3,682	2,862
	DH Europe Finance II Sarl	2.600%	11/15/29	22,000	19,768
	Elevance Health Inc.	5.500%	10/15/32	32,000	34,036
	Elevance Health Inc.	6.100%	10/15/52	10,210	11,674
	Eli Lilly & Co.	3.375%	3/15/29	8,300	7,967
	Eli Lilly & Co.	3.950%	3/15/49	2,500	2,365
[7]	GE HealthCare Technologies Inc.	5.857%	3/15/30	22,180	23,527
[7]	GE HealthCare Technologies Inc.	5.905%	11/22/32	31,925	34,570
[7]	GE HealthCare Technologies Inc.	6.377%	11/22/52	11,570	13,352
	Gilead Sciences Inc.	2.600%	10/1/40	5,000	3,710
	Gilead Sciences Inc.	4.150%	3/1/47	2,500	2,238
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	42,224	41,414
[7]	HCA Inc.	3.375%	3/15/29	15,000	13,578
	HCA Inc.	3.500%	9/1/30	86,425	77,477
	HCA Inc.	2.375%	7/15/31	40,000	32,500
[7]	HCA Inc.	3.625%	3/15/32	33,135	29,362
[7]	Highmark Inc.	2.550%	5/10/31	20,000	15,835
	Humana Inc.	4.875%	4/1/30	1,758	1,766
	Humana Inc.	5.875%	3/1/33	20,000	21,434
[7]	Medline Borrower LP	3.875%	4/1/29	1,309	1,120
[7]	Medline Borrower LP	5.250%	10/1/29	910	764
	Merck & Co. Inc.	1.900%	12/10/28	4,184	3,692
	Merck & Co. Inc.	3.400%	3/7/29	40,459	38,883
	Merck & Co. Inc.	1.450%	6/24/30	17,000	14,116
	Merck & Co. Inc.	2.150%	12/10/31	54,631	46,361
	Merck & Co. Inc.	4.000%	3/7/49	2,500	2,278
	Merck & Co. Inc.	2.750%	12/10/51	5,000	3,607
	Mylan Inc.	4.550%	4/15/28	14,900	14,367
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	2,500	1,708
	Novartis Capital Corp.	2.200%	8/14/30	29,570	26,068
	Novartis Capital Corp.	4.000%	11/20/45	2,500	2,353
[10]	Novartis Finance SA	0.000%	9/23/28	800	734
[7]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	3,187	2,892
	PerkinElmer Inc.	1.900%	9/15/28	42,366	36,218
	PerkinElmer Inc.	3.300%	9/15/29	5,000	4,499
	PerkinElmer Inc.	2.250%	9/15/31	11,000	8,910
	Pfizer Inc.	3.450%	3/15/29	30,721	29,630
	Pfizer Inc.	2.625%	4/1/30	17,395	15,749
	Pfizer Inc.	1.700%	5/28/30	34,770	29,515
	Pfizer Inc.	1.750%	8/18/31	13,540	11,320
	Pfizer Inc.	2.700%	5/28/50	5,000	3,650
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	4,315
	Quest Diagnostics Inc.	2.950%	6/30/30	16,761	14,958
	Quest Diagnostics Inc.	2.800%	6/30/31	6,655	5,792
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	15,000	12,098
[7]	Roche Holdings Inc.	1.930%	12/13/28	47,500	41,972
[7]	Roche Holdings Inc.	2.076%	12/13/31	36,730	31,005
[7]	Roche Holdings Inc.	2.607%	12/13/51	5,000	3,527
	Royalty Pharma plc	2.200%	9/2/30	25,000	20,401
	Royalty Pharma plc	2.150%	9/2/31	4,000	3,183
	Stanford Health Care	3.310%	8/15/30	17,000	15,669
	STERIS Irish FinCo UnLtd Co.	2.700%	3/15/31	22,000	18,828
	Stryker Corp.	1.950%	6/15/30	13,250	11,187
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	35,329	35,897
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	102,037	86,145
[10]	Takeda Pharmaceutical Co. Ltd.	2.000%	7/9/40	1,300	1,044
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	706	520
	Tenet Healthcare Corp.	4.625%	9/1/24	360	355
	Tenet Healthcare Corp.	4.875%	1/1/26	3,474	3,383
	Tenet Healthcare Corp.	6.250%	2/1/27	1,641	1,604
	Tenet Healthcare Corp.	6.125%	10/1/28	2,015	1,877
	Tenet Healthcare Corp.	4.250%	6/1/29	1,804	1,605
[10]	Thermo Fisher Scientific Finance I BV	2.000%	10/18/51	2,200	1,589
[10]	Thermo Fisher Scientific Inc.	3.200%	1/21/26	6,653	7,205
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	24,050	20,958
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	25,879	23,419
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	58,981	49,452
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	23,525	24,698
	UnitedHealth Group Inc.	5.250%	2/15/28	12,400	12,916
	UnitedHealth Group Inc.	3.850%	6/15/28	29,398	28,737
	UnitedHealth Group Inc.	3.875%	12/15/28	20,288	19,772
	UnitedHealth Group Inc.	2.875%	8/15/29	5,666	5,178
	UnitedHealth Group Inc.	5.300%	2/15/30	63,375	66,530
	UnitedHealth Group Inc.	2.000%	5/15/30	10,000	8,529
	UnitedHealth Group Inc.	4.200%	5/15/32	16,697	16,458
	UnitedHealth Group Inc.	5.350%	2/15/33	33,535	35,693
	Zoetis Inc.	3.900%	8/20/28	21,700	21,184
	Zoetis Inc.	2.000%	5/15/30	19,148	16,229
	Zoetis Inc.	5.600%	11/16/32	33,590	36,156
	Zoetis Inc.	4.700%	2/1/43	5,000	4,778
					2,910,201
Industrials (5.6%)
	3M Co.	3.375%	3/1/29	10,087	9,453
	3M Co.	2.375%	8/26/29	10,000	8,753
	3M Co.	3.050%	4/15/30	15,359	13,836
[7]	Air Canada	3.875%	8/15/26	2,580	2,387
[10]	Airbus SE	2.375%	6/9/40	1,400	1,200
[7]	Allison Transmission Inc.	4.750%	10/1/27	3,940	3,736
[7]	American Airlines Inc.	11.750%	7/15/25	685	763
[7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	2,935	2,878
[4,7]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	7,985	7,730
[7]	Aramark Services Inc.	6.375%	5/1/25	1,472	1,472
[12]	Aurizon Finance Pty Ltd.	3.000%	3/9/28	40,230	24,387
[12]	Aurizon Network Pty Ltd.	4.000%	6/21/24	24,840	17,378
[7]	BAE Systems plc	1.900%	2/15/31	6,670	5,420
	Boeing Co.	3.250%	2/1/28	34,203	32,268
	Boeing Co.	3.250%	3/1/28	3,131	2,922
	Boeing Co.	3.200%	3/1/29	19,969	18,253
	Boeing Co.	5.150%	5/1/30	81,841	82,521
	Boeing Co.	3.625%	2/1/31	5,000	4,582
[10]	Bouygues SA	5.375%	6/30/42	2,000	2,414
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	5,000	3,746
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	5,000	4,771
	Canadian National Railway Co.	3.850%	8/5/32	26,585	25,695

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	4.400%	8/5/52	5,000	4,750
	Canadian Pacific Railway Co.	4.000%	6/1/28	2,000	1,960
	Canadian Pacific Railway Co.	2.050%	3/5/30	3,000	2,561
	Canadian Pacific Railway Co.	2.450%	12/2/31	9,990	8,626
[7]	Cargo Aircraft Management Inc.	4.750%	2/1/28	1,564	1,415
	Carrier Global Corp.	2.722%	2/15/30	31,000	27,094
	Caterpillar Inc.	2.600%	9/19/29	8,000	7,244
	Caterpillar Inc.	2.600%	4/9/30	17,345	15,686
[7]	Chart Industries Inc.	7.500%	1/1/30	385	393
[7]	Chart Industries Inc.	9.500%	1/1/31	276	288
[7]	Clean Harbors Inc.	6.375%	2/1/31	435	443
	CSX Corp.	3.800%	3/1/28	18,470	18,014
	CSX Corp.	2.400%	2/15/30	8,663	7,584
	CSX Corp.	4.100%	11/15/32	30,000	29,149
	CSX Corp.	4.500%	11/15/52	5,000	4,639
[7]	Daimler Trucks Finance North America LLC	2.375%	12/14/28	5,000	4,361
	Deere & Co.	3.100%	4/15/30	2,000	1,854
[4]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	8,505	7,415
	Delta Air Lines Inc.	2.900%	10/28/24	1,255	1,197
	Delta Air Lines Inc.	3.750%	10/28/29	2,023	1,790
	Dover Corp.	2.950%	11/4/29	3,000	2,675
	Eaton Corp.	4.150%	3/15/33	50,000	48,404
	Eaton Corp.	4.700%	8/23/52	3,885	3,783
	Embraer Overseas Ltd.	5.696%	9/16/23	582	582
	Emerson Electric Co.	2.000%	12/21/28	51,791	45,553
	Emerson Electric Co.	2.200%	12/21/31	17,775	14,834
	Emerson Electric Co.	2.800%	12/21/51	3,000	2,105
	FedEx Corp.	3.400%	2/15/28	478	452
	FedEx Corp.	3.100%	8/5/29	12,359	11,290
	FedEx Corp.	2.400%	5/15/31	32,544	27,481
[7]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	639	629
	GE Capital Funding LLC	4.550%	5/15/32	12,131	12,004
	General Dynamics Corp.	3.750%	5/15/28	26,285	25,590
	General Dynamics Corp.	3.625%	4/1/30	28,207	27,210
	General Dynamics Corp.	2.250%	6/1/31	10,000	8,694
[10]	General Electric Co.	4.125%	9/19/35	200	220
[10]	Heathrow Funding Ltd.	1.500%	10/12/27	5,200	5,308
[10]	Heathrow Funding Ltd.	1.125%	10/8/32	3,600	3,145
	Honeywell International Inc.	4.950%	2/15/28	22,000	22,854
	Honeywell International Inc.	2.700%	8/15/29	14,138	12,847
	Honeywell International Inc.	1.950%	6/1/30	18,680	15,942
	Honeywell International Inc.	1.750%	9/1/31	35,142	28,808
	Honeywell International Inc.	5.000%	2/15/33	31,865	33,558
[10]	Honeywell International Inc.	4.125%	11/2/34	3,514	3,928
	Hubbell Inc.	2.300%	3/15/31	15,000	12,394
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	25,450	21,557
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	15,053	14,082
	John Deere Capital Corp.	3.450%	3/7/29	3,000	2,859
	John Deere Capital Corp.	2.800%	7/18/29	12,294	11,251
	John Deere Capital Corp.	4.850%	10/11/29	28,760	29,652
	JSW Infrastructure Ltd.	4.950%	1/21/29	3,708	3,291
	L3Harris Technologies Inc.	4.400%	6/15/28	33,284	33,063
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	4.400%	6/15/28	6,273	6,205
	L3Harris Technologies Inc.	2.900%	12/15/29	7,831	6,965
	L3Harris Technologies Inc.	1.800%	1/15/31	34,540	27,773
	Lockheed Martin Corp.	1.850%	6/15/30	7,138	6,050
	Lockheed Martin Corp.	3.900%	6/15/32	25,330	24,599
	Lockheed Martin Corp.	5.250%	1/15/33	13,340	14,239
	Lockheed Martin Corp.	4.700%	5/15/46	5,000	5,011
	Lockheed Martin Corp.	4.150%	6/15/53	7,500	6,879
[12]	Lonsdale Finance Pty Ltd.	2.100%	10/15/27	32,000	19,823
	Norfolk Southern Corp.	3.800%	8/1/28	10,803	10,562
	Norfolk Southern Corp.	2.550%	11/1/29	3,000	2,649
	Norfolk Southern Corp.	2.300%	5/15/31	10,000	8,549
	Norfolk Southern Corp.	4.550%	6/1/53	5,130	4,786
	Northrop Grumman Corp.	3.250%	1/15/28	77,009	73,157
	Northrop Grumman Corp.	4.400%	5/1/30	32,630	32,291
	Northrop Grumman Corp.	4.030%	10/15/47	8,068	7,128
	Otis Worldwide Corp.	2.565%	2/15/30	28,769	25,105
[12]	Pacific National Finance Pty Ltd.	5.400%	5/12/27	22,860	15,800
[12]	Pacific National Finance Pty Ltd.	3.700%	9/24/29	18,940	11,490
	Parker-Hannifin Corp.	3.250%	6/14/29	3,000	2,779
	Parker-Hannifin Corp.	4.500%	9/15/29	25,000	24,844
[12]	Qantas Airways Ltd.	4.750%	10/12/26	32,930	22,842
[12]	Qantas Airways Ltd.	3.150%	9/27/28	20,500	12,697
[12]	Qantas Airways Ltd.	2.950%	11/27/29	4,270	2,471
	Quanta Services Inc.	2.900%	10/1/30	8,400	7,203
	Quanta Services Inc.	2.350%	1/15/32	7,000	5,599
	Raytheon Technologies Corp.	4.125%	11/16/28	34,770	34,143
	Raytheon Technologies Corp.	2.250%	7/1/30	38,811	33,357
	Raytheon Technologies Corp.	1.900%	9/1/31	37,505	30,579
	Raytheon Technologies Corp.	2.375%	3/15/32	15,351	12,911
[7]	Regal Rexnord Corp.	6.400%	4/15/33	11,750	12,033
	Republic Services Inc.	1.450%	2/15/31	10,000	8,005
	Republic Services Inc.	1.750%	2/15/32	12,620	10,169
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	6,156
[7]	Rolls-Royce plc	5.750%	10/15/27	5,966	5,803
[7]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	25,000	22,157
[7]	Sitios Latinoamerica SAB de CV	5.375%	4/4/32	3,044	2,841
	Southwest Airlines Co.	7.375%	3/1/27	4,930	5,294
	Southwest Airlines Co.	2.625%	2/10/30	31,710	27,622
[7]	Spirit AeroSystems Inc.	7.500%	4/15/25	351	352
	Spirit AeroSystems Inc.	4.600%	6/15/28	886	752
[7]	Spirit AeroSystems Inc.	9.375%	11/30/29	994	1,080
	Stanley Black & Decker Inc.	2.300%	3/15/30	20,888	17,647
[7]	TopBuild Corp.	3.625%	3/15/29	628	536
[7]	TopBuild Corp.	4.125%	2/15/32	1,494	1,267
[7]	TransDigm Inc.	8.000%	12/15/25	3,425	3,496
[7]	TransDigm Inc.	6.250%	3/15/26	7,569	7,566
	TransDigm Inc.	5.500%	11/15/27	886	846
	Triton Container International Ltd. / TAL International Container Corp.	3.250%	3/15/32	18,030	14,645
	Tyco Electronics Group SA	2.500%	2/4/32	7,990	6,861
	Union Pacific Corp.	3.950%	9/10/28	17,542	17,265
	Union Pacific Corp.	3.700%	3/1/29	8,149	7,920
	Union Pacific Corp.	2.400%	2/5/30	35,200	30,979
	Union Pacific Corp.	2.800%	2/14/32	13,000	11,512

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	United Airlines Class AA Series 2019-2 Pass Through Trust	5.875%	4/15/29	31,816	32,134
[7]	United Airlines Inc.	4.375%	4/15/26	6,300	5,984
[7]	United Airlines Inc.	4.625%	4/15/29	4,865	4,439
	United Parcel Service Inc.	2.500%	9/1/29	12,227	10,952
	Waste Management Inc.	1.150%	3/15/28	12,099	10,335
	Waste Management Inc.	2.000%	6/1/29	15,320	13,344
	Waste Management Inc.	1.500%	3/15/31	40,182	32,580
	Waste Management Inc.	4.150%	4/15/32	10,000	9,833
					1,749,964
Materials (2.0%)
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	648	644
	Air Products and Chemicals Inc.	2.050%	5/15/30	5,552	4,826
	Amcor Flexibles North America Inc.	2.690%	5/25/31	20,000	16,914
[7]	Antofagasta plc	5.625%	5/13/32	6,785	6,857
	ArcelorMittal SA	4.250%	7/16/29	10,000	9,574
[7]	Arconic Corp.	6.000%	5/15/25	770	766
[7]	Arconic Corp.	6.125%	2/15/28	1,305	1,258
[7]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	1,839	1,801
[7]	Avient Corp.	7.125%	8/1/30	1,803	1,824
[7]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	1,449	1,369
	Ball Corp.	6.875%	3/15/28	1,275	1,316
	Ball Corp.	2.875%	8/15/30	1,725	1,417
	Ball Corp.	3.125%	9/15/31	2,270	1,861
[7]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	2,801	2,761
[7]	Canpack SA / Canpack US LLC	3.875%	11/15/29	5,573	4,626
	Celanese U.S. Holdings LLC	6.330%	7/15/29	5,000	5,079
[7]	Chemours Co.	4.625%	11/15/29	4,943	4,128
	Dow Chemical Co.	4.800%	11/30/28	4,000	4,033
	Dow Chemical Co.	2.100%	11/15/30	44,000	36,884
	Dow Chemical Co.	6.300%	3/15/33	20,000	22,044
	DuPont de Nemours Inc.	4.725%	11/15/28	12,000	12,175
	Ecolab Inc.	1.300%	1/30/31	10,000	7,985
	Ecolab Inc.	2.125%	2/1/32	10,000	8,361
[7]	Element Solutions Inc.	3.875%	9/1/28	1,913	1,691
	FMC Corp.	3.450%	10/1/29	8,000	7,360
	Freeport-McMoRan Inc.	4.125%	3/1/28	8,330	7,900
	Freeport-McMoRan Inc.	4.375%	8/1/28	9,680	9,250
	Freeport-McMoRan Inc.	5.250%	9/1/29	22,881	22,698
	Freeport-McMoRan Inc.	4.250%	3/1/30	12,603	11,788
	Freeport-McMoRan Inc.	4.625%	8/1/30	5,933	5,699
[7]	Georgia-Pacific LLC	2.300%	4/30/30	17,000	14,584
[7]	Graham Packaging Co. Inc.	7.125%	8/15/28	2,243	1,970
[7]	Graphic Packaging International LLC	3.500%	3/15/28	2,195	1,973
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	4,465	4,113
[7]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,085	996
[7]	Ingevity Corp.	3.875%	11/1/28	1,485	1,306
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	2,933	2,482
	Linde Inc.	1.100%	8/10/30	5,570	4,465
	LYB International Finance III LLC	2.250%	10/1/30	5,000	4,159
	Martin Marietta Materials Inc.	2.400%	7/15/31	25,000	20,824
	Newmont Corp.	2.800%	10/1/29	32,675	28,769
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Newmont Corp.	2.250%	10/1/30	39,770	33,291
[7]	Novelis Corp.	4.750%	1/30/30	2,167	1,980
[7]	Novelis Corp.	3.875%	8/15/31	1,601	1,350
	Nucor Corp.	2.700%	6/1/30	15,060	13,364
	Nucor Corp.	3.125%	4/1/32	15,620	13,962
	Nutrien Ltd.	4.200%	4/1/29	17,656	17,165
	Nutrien Ltd.	2.950%	5/13/30	13,207	11,795
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	405	339
	Packaging Corp. of America	3.000%	12/15/29	13,000	11,519
[7]	POSCO	4.375%	8/4/25	45,000	44,064
	PPG Industries Inc.	2.800%	8/15/29	11,000	9,759
	PPG Industries Inc.	2.550%	6/15/30	9,435	8,167
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,000	2,251
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	3,000	2,147
	RPM International Inc.	4.550%	3/1/29	17,250	16,400
	RPM International Inc.	2.950%	1/15/32	3,415	2,813
[7]	Sealed Air Corp.	6.125%	2/1/28	605	611
	Sherwin-Williams Co.	2.950%	8/15/29	12,106	10,891
	Sherwin-Williams Co.	2.300%	5/15/30	20,563	17,590
	Sherwin-Williams Co.	2.200%	3/15/32	8,193	6,736
[7]	SPCM SA	3.125%	3/15/27	1,093	964
[7]	SPCM SA	3.375%	3/15/30	2,925	2,477
	Steel Dynamics Inc.	3.450%	4/15/30	27,891	25,700
	Steel Dynamics Inc.	3.250%	1/15/31	2,950	2,660
[7]	Unifrax Escrow Issuer Corp.	5.250%	9/30/28	2,342	2,000
	Vale Overseas Ltd.	3.750%	7/8/30	5,000	4,486
	WRKCo Inc.	3.900%	6/1/28	26,734	25,453
	WRKCo Inc.	4.900%	3/15/29	12,000	11,921
					612,385
Real Estate (5.5%)
	Agree LP	2.000%	6/15/28	15,750	13,449
	Agree LP	2.900%	10/1/30	6,500	5,540
	Agree LP	4.800%	10/1/32	7,000	6,777
	Agree LP	2.600%	6/15/33	5,720	4,580
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,975	1,900
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	27,005	23,673
	Alexandria Real Estate Equities Inc.	4.900%	12/15/30	14,347	14,433
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	2,875	2,608
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	12,233	9,762
	American Assets Trust LP	3.375%	2/1/31	11,292	9,214
	American Homes 4 Rent LP	4.250%	2/15/28	13,372	12,821
	American Homes 4 Rent LP	2.375%	7/15/31	10,000	8,189
	American Homes 4 Rent LP	3.625%	4/15/32	10,000	8,887
	American Tower Corp.	3.600%	1/15/28	27,234	25,610
	American Tower Corp.	3.950%	3/15/29	9,000	8,473
	American Tower Corp.	3.800%	8/15/29	41,188	38,495
	American Tower Corp.	2.900%	1/15/30	25,100	21,950
	American Tower Corp.	2.100%	6/15/30	14,909	12,233
	American Tower Corp.	2.700%	4/15/31	20,000	16,873
	American Tower Corp.	2.300%	9/15/31	6,000	4,859
[10]	Aroundtown SA	0.000%	7/16/26	2,900	2,449
[10]	Aroundtown SA	2.875%	Perpetual	955	422
[10]	ATF Netherlands BV	7.078%	12/29/49	2,300	1,339
	AvalonBay Communities Inc.	3.200%	1/15/28	13,750	12,952

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AvalonBay Communities Inc.	1.900%	12/1/28	13,300	11,470
	AvalonBay Communities Inc.	3.300%	6/1/29	5,000	4,613
	AvalonBay Communities Inc.	2.300%	3/1/30	14,752	12,755
	AvalonBay Communities Inc.	2.450%	1/15/31	5,000	4,319
	AvalonBay Communities Inc.	5.000%	2/15/33	6,700	6,951
[10]	Blackstone Property Partners Europe Holdings Sarl	2.000%	2/15/24	2,200	2,311
[10]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	5,267	4,834
	Boston Properties LP	2.900%	3/15/30	28,868	24,384
	Boston Properties LP	3.250%	1/30/31	10,806	9,267
	Boston Properties LP	2.550%	4/1/32	10,000	7,902
	Brandywine Operating Partnership LP	3.950%	11/15/27	27,776	23,944
	Brixmor Operating Partnership LP	2.250%	4/1/28	13,000	11,169
	Brixmor Operating Partnership LP	4.125%	5/15/29	8,000	7,412
	Brixmor Operating Partnership LP	4.050%	7/1/30	8,018	7,331
	Brixmor Operating Partnership LP	2.500%	8/16/31	20,000	16,070
	Corporate Office Properties LP	2.000%	1/15/29	20,000	15,875
	Corporate Office Properties LP	2.750%	4/15/31	27,226	21,253
	Crown Castle Inc.	5.000%	1/11/28	23,240	23,514
	Crown Castle Inc.	3.800%	2/15/28	8,758	8,359
	Crown Castle Inc.	4.300%	2/15/29	10,930	10,607
	Crown Castle Inc.	3.100%	11/15/29	20,966	18,875
	Crown Castle Inc.	2.250%	1/15/31	13,715	11,445
	CubeSmart LP	2.250%	12/15/28	20,000	17,194
	CubeSmart LP	4.375%	2/15/29	12,000	11,423
	CubeSmart LP	2.000%	2/15/31	19,558	15,419
[10]	Digital Euro Finco LLC	2.625%	4/15/24	15,223	16,151
	Digital Realty Trust LP	5.550%	1/15/28	10,000	10,233
	Digital Realty Trust LP	3.600%	7/1/29	37,195	34,161
	Equinix Inc.	1.550%	3/15/28	3,000	2,559
	Equinix Inc.	2.000%	5/15/28	10,000	8,702
	Equinix Inc.	3.200%	11/18/29	6,750	6,103
	Equinix Inc.	2.150%	7/15/30	10,000	8,320
	Equinix Inc.	2.500%	5/15/31	10,000	8,355
	ERP Operating LP	3.500%	3/1/28	8,836	8,349
	ERP Operating LP	4.150%	12/1/28	27,426	26,531
	ERP Operating LP	3.000%	7/1/29	7,000	6,337
	ERP Operating LP	2.500%	2/15/30	11,000	9,574
	ERP Operating LP	1.850%	8/1/31	1,251	1,014
	Essential Properties LP	2.950%	7/15/31	20,000	15,166
	Essex Portfolio LP	4.000%	3/1/29	426	403
	Essex Portfolio LP	3.000%	1/15/30	10,000	8,743
	Essex Portfolio LP	1.650%	1/15/31	7,533	5,854
	Extra Space Storage LP	3.900%	4/1/29	15,000	13,897
	Extra Space Storage LP	2.550%	6/1/31	20,000	16,358
	Extra Space Storage LP	2.350%	3/15/32	10,000	7,939
	Federal Realty Investment Trust	3.200%	6/15/29	10,000	8,905
	Federal Realty Investment Trust	3.500%	6/1/30	1,990	1,778
	Healthcare Realty Holdings LP Co.	2.400%	3/15/30	1,000	800
	Healthcare Realty Holdings LP Co.	2.050%	3/15/31	15,000	11,422
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Healthcare Trust of America Holdings LP	3.100%	2/15/30	501	437
	Healthcare Trust of America Holdings LP	2.000%	3/15/31	28,349	22,396
	Healthpeak Properties Inc.	2.125%	12/1/28	12,000	10,430
	Healthpeak Properties Inc.	3.500%	7/15/29	16,479	15,119
	Healthpeak Properties Inc.	3.000%	1/15/30	14,900	13,239
	Healthpeak Properties Inc.	2.875%	1/15/31	18,507	16,094
	Healthpeak Properties Inc.	5.250%	12/15/32	25,355	25,868
	Highwoods Realty LP	4.125%	3/15/28	3,450	3,160
	Highwoods Realty LP	4.200%	4/15/29	10,406	9,246
	Highwoods Realty LP	3.050%	2/15/30	12,090	9,826
	Highwoods Realty LP	2.600%	2/1/31	1,161	891
	Host Hotels & Resorts LP	3.375%	12/15/29	3,252	2,832
	Host Hotels & Resorts LP	3.500%	9/15/30	10,512	9,017
	Host Hotels & Resorts LP	2.900%	12/15/31	16,025	12,811
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	4,000	3,107
	Invitation Homes Operating Partnership LP	4.150%	4/15/32	10,000	9,182
	Kilroy Realty LP	4.750%	12/15/28	6,705	6,260
	Kilroy Realty LP	4.250%	8/15/29	3,500	3,122
	Kilroy Realty LP	3.050%	2/15/30	16,188	13,272
	Kimco Realty OP LLC	2.700%	10/1/30	11,343	9,647
	Kimco Realty OP LLC	2.250%	12/1/31	10,000	8,047
	Kimco Realty OP LLC	3.200%	4/1/32	2,657	2,308
	Life Storage LP	4.000%	6/15/29	6,494	6,015
	Life Storage LP	2.200%	10/15/30	7,000	5,645
	Life Storage LP	2.400%	10/15/31	15,500	12,415
	LXP Industrial Trust	2.375%	10/1/31	5,000	3,937
	Mid-America Apartments LP	3.950%	3/15/29	17,673	17,111
	Mid-America Apartments LP	2.750%	3/15/30	16,850	15,016
	Mid-America Apartments LP	1.700%	2/15/31	1,900	1,535
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	3,512	2,474
	National Retail Properties Inc.	4.300%	10/15/28	1,722	1,652
	National Retail Properties Inc.	2.500%	4/15/30	13,948	11,791
	Omega Healthcare Investors Inc.	4.750%	1/15/28	10,137	9,728
	Omega Healthcare Investors Inc.	3.625%	10/1/29	10,000	8,659
	Omega Healthcare Investors Inc.	3.375%	2/1/31	7,198	5,839
[7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	6,541
[7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	10,999
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	20,000	15,454
	Physicians Realty LP	3.950%	1/15/28	5,775	5,439
	Physicians Realty LP	2.625%	11/1/31	10,000	8,347
	Piedmont Operating Partnership LP	2.750%	4/1/32	10,000	7,338
[10]	Prologis Euro Finance LLC	1.000%	2/8/29	3,000	2,744
[10]	Prologis Euro Finance LLC	3.875%	1/31/30	942	1,013
[10]	Prologis International Funding II SA	1.625%	6/17/32	6,353	5,429
	Prologis LP	4.375%	2/1/29	15,000	14,805
	Prologis LP	2.875%	11/15/29	5,000	4,494

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prologis LP	2.250%	4/15/30	14,022	12,099
	Prologis LP	1.250%	10/15/30	10,000	7,910
	Prologis LP	1.750%	2/1/31	7,690	6,291
	Prologis LP	2.250%	1/15/32	9,320	7,797
	Prologis LP	4.625%	1/15/33	21,900	22,089
	Public Storage	1.850%	5/1/28	20,000	17,728
	Public Storage	1.950%	11/9/28	8,800	7,728
	Public Storage	3.385%	5/1/29	18,527	17,448
	Public Storage	2.300%	5/1/31	10,830	9,241
	Public Storage	2.250%	11/9/31	18,742	15,770
	Realty Income Corp.	3.650%	1/15/28	3,062	2,940
	Realty Income Corp.	2.200%	6/15/28	7,500	6,651
	Realty Income Corp.	3.100%	12/15/29	21,990	19,995
	Realty Income Corp.	4.850%	3/15/30	29,715	29,777
	Realty Income Corp.	3.250%	1/15/31	15,607	14,105
	Realty Income Corp.	5.625%	10/13/32	15,000	15,907
	Regency Centers LP	2.950%	9/15/29	9,841	8,543
	Regency Centers LP	3.700%	6/15/30	29,150	26,435
	Rexford Industrial Realty LP	2.125%	12/1/30	5,488	4,483
	Rexford Industrial Realty LP	2.150%	9/1/31	17,430	13,941
	SBA Communications Corp.	3.125%	2/1/29	3,740	3,170
	Simon Property Group LP	1.750%	2/1/28	29,800	26,164
	Simon Property Group LP	2.650%	7/15/30	17,630	15,333
	Simon Property Group LP	2.200%	2/1/31	5,999	4,952
	Simon Property Group LP	2.250%	1/15/32	10,000	8,135
	Spirit Realty LP	2.100%	3/15/28	10,000	8,454
	Spirit Realty LP	4.000%	7/15/29	5,000	4,507
	Spirit Realty LP	3.400%	1/15/30	3,421	2,966
	Spirit Realty LP	2.700%	2/15/32	10,000	7,756
	STORE Capital Corp.	2.750%	11/18/30	5,000	3,894
	Sun Communities Operating LP	2.300%	11/1/28	19,600	16,915
	Sun Communities Operating LP	2.700%	7/15/31	10,000	8,244
	Sun Communities Operating LP	4.200%	4/15/32	5,079	4,660
	Tanger Properties LP	2.750%	9/1/31	12,000	9,227
	UDR Inc.	3.200%	1/15/30	4,882	4,431
	UDR Inc.	3.000%	8/15/31	7,660	6,676
[7]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	1,520	1,500
[10]	Vonovia SE	0.000%	12/1/25	5,600	5,432
[10]	Vonovia SE	1.500%	6/14/41	2,100	1,382
	Vornado Realty LP	3.400%	6/1/31	10,250	7,931
	Welltower OP LLC	2.050%	1/15/29	18,955	15,940
	Welltower OP LLC	4.125%	3/15/29	435	411
	Welltower OP LLC	3.100%	1/15/30	19,120	16,743
	Welltower OP LLC	2.750%	1/15/32	7,000	5,730
	Welltower OP LLC	3.850%	6/15/32	11,104	9,949
[9]	Westfield America Management Ltd.	2.125%	3/30/25	16,858	19,154
	Weyerhaeuser Co.	4.000%	11/15/29	15,516	14,712
	WP Carey Inc.	2.450%	2/1/32	10,000	8,162
					1,713,977
Technology (6.5%)
	Adobe Inc.	2.300%	2/1/30	10,000	8,833
	Analog Devices Inc.	1.700%	10/1/28	10,650	9,265
	Analog Devices Inc.	2.100%	10/1/31	15,970	13,443
	Apple Inc.	1.200%	2/8/28	45,670	39,740
	Apple Inc.	1.400%	8/5/28	85,000	73,820
[10]	Apple Inc.	1.375%	5/24/29	800	787
	Apple Inc.	3.250%	8/8/29	67,030	63,682
	Apple Inc.	1.650%	5/11/30	15,030	12,660
	Apple Inc.	1.250%	8/20/30	6,510	5,291
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	1.650%	2/8/31	27,770	23,049
	Apple Inc.	2.650%	5/11/50	2,500	1,769
	Apple Inc.	2.400%	8/20/50	1,500	1,013
	Apple Inc.	4.100%	8/8/62	8,000	7,137
	Automatic Data Processing Inc.	1.700%	5/15/28	26,610	23,718
	Automatic Data Processing Inc.	1.250%	9/1/30	24,000	19,465
[7]	Broadcom Inc.	1.950%	2/15/28	14,398	12,516
	Broadcom Inc.	4.110%	9/15/28	9,411	9,065
	Broadcom Inc.	4.750%	4/15/29	35,843	35,436
	Broadcom Inc.	5.000%	4/15/30	37,571	37,091
	Broadcom Inc.	4.150%	11/15/30	20,850	19,452
[7]	Broadcom Inc.	2.450%	2/15/31	57,484	47,212
[7]	Broadcom Inc.	4.150%	4/15/32	1,000	913
	Broadcom Inc.	4.300%	11/15/32	45,806	42,164
[7]	Broadcom Inc.	3.419%	4/15/33	10,000	8,393
[7]	CommScope Inc.	6.000%	3/1/26	1,210	1,160
[7]	CommScope Inc.	7.125%	7/1/28	2,517	1,977
	Dell International LLC / EMC Corp.	5.250%	2/1/28	27,330	27,543
	Dell International LLC / EMC Corp.	6.200%	7/15/30	41,995	44,322
	Dell International LLC / EMC Corp.	5.750%	2/1/33	61,885	61,881
	DXC Technology Co.	2.375%	9/15/28	15,000	12,903
[7]	Entegris Escrow Corp.	4.750%	4/15/29	24,932	23,392
[7]	Entegris Escrow Corp.	5.950%	6/15/30	5,945	5,711
	Equifax Inc.	3.100%	5/15/30	17,000	14,919
[9]	Experian Finance plc	3.250%	4/7/32	400	449
	Fidelity National Information Services Inc.	1.650%	3/1/28	32,250	27,792
	Fidelity National Information Services Inc.	3.750%	5/21/29	3,000	2,825
	Fidelity National Information Services Inc.	2.250%	3/1/31	19,692	16,156
	Fiserv Inc.	4.200%	10/1/28	7,000	6,816
	Fiserv Inc.	3.500%	7/1/29	55,450	51,623
	Fiserv Inc.	2.650%	6/1/30	36,950	32,209
	Global Payments Inc.	3.200%	8/15/29	9,480	8,417
	Global Payments Inc.	2.900%	5/15/30	4,550	3,906
	Global Payments Inc.	2.900%	11/15/31	35,000	29,186
	HP Inc.	4.000%	4/15/29	28,960	27,334
	HP Inc.	3.400%	6/17/30	9,725	8,618
	HP Inc.	2.650%	6/17/31	22,881	18,566
	HP Inc.	4.200%	4/15/32	15,200	13,569
[7]	Imola Merger Corp.	4.750%	5/15/29	1,887	1,642
	Intel Corp.	1.600%	8/12/28	20,900	18,216
	Intel Corp.	2.450%	11/15/29	58,413	51,375
	Intel Corp.	3.900%	3/25/30	6,363	6,106
	Intel Corp.	2.000%	8/12/31	9,300	7,626
	Intel Corp.	4.150%	8/5/32	20,200	19,300
	International Business Machines Corp.	4.400%	7/27/32	21,000	20,659
	International Business Machines Corp.	4.750%	2/6/33	25,000	25,113
	Juniper Networks Inc.	3.750%	8/15/29	9,827	9,068
	Juniper Networks Inc.	2.000%	12/10/30	15,554	12,345
	KLA Corp.	4.650%	7/15/32	14,510	14,740
	KLA Corp.	5.250%	7/15/62	5,000	5,178
[10]	Mastercard Inc.	1.000%	2/22/29	4,476	4,306
	Mastercard Inc.	2.950%	6/1/29	19,000	17,719
	Mastercard Inc.	3.350%	3/26/30	3,779	3,580
[7]	McAfee Corp.	7.375%	2/15/30	3,261	2,697
	Microsoft Corp.	2.675%	6/1/60	1,500	1,041

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Motorola Solutions Inc.	2.750%	5/24/31	25,000	20,741
[7]	MSCI Inc.	3.625%	9/1/30	2,465	2,158
	NVIDIA Corp.	2.850%	4/1/30	20,000	18,161
	NVIDIA Corp.	2.000%	6/15/31	10,000	8,367
	NXP BV / NXP Funding LLC	5.550%	12/1/28	809	833
	NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	30,000	24,644
	Oracle Corp.	3.250%	11/15/27	14,885	14,007
	Oracle Corp.	2.300%	3/25/28	34,630	30,927
	Oracle Corp.	6.150%	11/9/29	29,960	32,020
	Oracle Corp.	2.950%	4/1/30	70,260	61,856
	Oracle Corp.	2.875%	3/25/31	82,257	70,961
	Oracle Corp.	6.250%	11/9/32	55,760	60,625
	Oracle Corp.	6.900%	11/9/52	10,000	11,563
	PayPal Holdings Inc.	2.850%	10/1/29	6,007	5,405
	PayPal Holdings Inc.	2.300%	6/1/30	17,000	14,479
	PayPal Holdings Inc.	4.400%	6/1/32	5,000	4,899
	QUALCOMM Inc.	1.300%	5/20/28	36,811	32,015
	QUALCOMM Inc.	2.150%	5/20/30	1,204	1,052
	QUALCOMM Inc.	1.650%	5/20/32	15,336	12,317
	QUALCOMM Inc.	6.000%	5/20/53	3,750	4,304
	RELX Capital Inc.	3.000%	5/22/30	8,800	7,807
	Roper Technologies Inc.	2.000%	6/30/30	18,380	15,316
[7]	S&P Global Inc.	2.700%	3/1/29	49,410	44,778
	S&P Global Inc.	2.500%	12/1/29	10,438	9,249
	S&P Global Inc.	1.250%	8/15/30	6,750	5,390
[7]	S&P Global Inc.	2.900%	3/1/32	27,147	24,043
[7]	Sabre GLBL Inc.	7.375%	9/1/25	1,628	1,609
[9]	Sage Group plc	2.875%	2/8/34	400	403
	salesforce.com Inc.	1.950%	7/15/31	24,040	19,936
[10]	SAP SE	0.125%	5/18/26	1,000	990
[7]	SK Hynix Inc.	6.375%	1/17/28	12,700	12,902
	Skyworks Solutions Inc.	3.000%	6/1/31	31,290	25,781
[7]	SS&C Technologies Inc.	5.500%	9/30/27	1,884	1,811
	Teledyne FLIR LLC	2.500%	8/1/30	14,900	12,502
	Teledyne Technologies Inc.	2.250%	4/1/28	34,661	30,791
	Teledyne Technologies Inc.	2.750%	4/1/31	24,091	20,470
	Texas Instruments Inc.	2.250%	9/4/29	2,000	1,776
	Texas Instruments Inc.	1.750%	5/4/30	10,755	9,151
	Texas Instruments Inc.	1.900%	9/15/31	10,000	8,370
	Texas Instruments Inc.	3.650%	8/16/32	13,635	13,093
	Verisk Analytics Inc.	4.125%	3/15/29	22,755	21,734
[10]	Visa Inc.	2.000%	6/15/29	500	507
	Visa Inc.	1.100%	2/15/31	10,000	7,969
	VMware Inc.	1.800%	8/15/28	41,394	34,905
	VMware Inc.	4.700%	5/15/30	40,665	39,497
	Workday Inc.	3.700%	4/1/29	18,140	17,111
	Workday Inc.	3.800%	4/1/32	11,000	10,060
					2,007,184
Utilities (6.5%)
	AEP Transmission Co. LLC	3.650%	4/1/50	3,280	2,698
[12]	AGI Finance Pty Ltd.	1.815%	11/23/28	3,390	1,970
[8,12]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	4.329%	1/8/26	22,260	15,552
	Alabama Power Co.	3.050%	3/15/32	3,300	2,946
	Alabama Power Co.	3.940%	9/1/32	25,000	23,776
	Ameren Corp.	1.750%	3/15/28	20,321	17,747
	Ameren Corp.	3.500%	1/15/31	20,245	18,586
	Ameren Illinois Co.	1.550%	11/15/30	9,785	7,961
	Ameren Illinois Co.	3.850%	9/1/32	30,000	28,795
	Ameren Illinois Co.	5.900%	12/1/52	1,750	2,034
	American Water Capital Corp.	2.800%	5/1/30	4,000	3,586
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Water Capital Corp.	4.450%	6/1/32	5,000	4,983
[10]	Amprion GmbH	3.450%	9/22/27	11,600	12,535
	Appalachian Power Co.	4.500%	8/1/32	22,030	21,427
	Baltimore Gas and Electric Co.	4.550%	6/1/52	4,610	4,346
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	25,632	24,468
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	25,000	20,101
[7]	Calpine Corp.	5.125%	3/15/28	3,930	3,557
	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	9,920	8,538
	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	12,002	10,779
	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	37,034	37,090
	CenterPoint Energy Inc.	4.250%	11/1/28	7,193	6,927
	CenterPoint Energy Inc.	2.950%	3/1/30	11,305	10,040
	CenterPoint Energy Inc.	2.650%	6/1/31	19,800	16,968
	CenterPoint Energy Resources Corp.	1.750%	10/1/30	9,000	7,407
	CenterPoint Energy Resources Corp.	4.400%	7/1/32	5,000	4,968
[9]	Centrica plc	4.375%	3/13/29	4,100	4,837
	Comision Federal de Electricidad	4.688%	5/15/29	6,658	6,126
[7]	Comision Federal de Electricidad	3.875%	7/26/33	7,250	5,763
	Comision Federal de Electricidad	3.875%	7/26/33	472	376
	Commonwealth Edison Co.	3.150%	3/15/32	11,850	10,687
	Commonwealth Edison Co.	4.900%	2/1/33	15,705	16,202
	Connecticut Light and Power Co.	2.050%	7/1/31	3,000	2,525
	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	10,000	9,285
	Consumers Energy Co.	3.600%	8/15/32	4,430	4,160
	Consumers Energy Co.	4.200%	9/1/52	4,690	4,283
[12]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	20,550	14,299
	Dominion Energy Inc.	3.375%	4/1/30	24,620	22,464
	Dominion Energy Inc.	2.250%	8/15/31	5,000	4,151
	Dominion Energy Inc.	4.350%	8/15/32	20,000	19,312
	Dominion Energy Inc.	4.850%	8/15/52	5,000	4,708
	Dominion Energy South Carolina Inc.	2.300%	12/1/31	11,291	9,487
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	3,470	3,942
	DTE Electric Co.	2.250%	3/1/30	30,694	26,652
	DTE Electric Co.	2.625%	3/1/31	11,500	10,105
	DTE Electric Co.	3.000%	3/1/32	12,237	10,911
	DTE Electric Co.	2.950%	3/1/50	6,539	4,795
	DTE Energy Co.	3.400%	6/15/29	25,883	23,738
	DTE Energy Co.	2.950%	3/1/30	13,783	12,140
	Duke Energy Carolinas LLC	2.450%	8/15/29	11,375	10,021
	Duke Energy Carolinas LLC	2.450%	2/1/30	25,081	22,017
	Duke Energy Carolinas LLC	2.550%	4/15/31	7,190	6,219
	Duke Energy Carolinas LLC	2.850%	3/15/32	8,250	7,223
	Duke Energy Carolinas LLC	4.950%	1/15/33	26,520	27,232
	Duke Energy Carolinas LLC	3.200%	8/15/49	5,000	3,789

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/33	2,132	1,871
	Duke Energy Corp.	4.300%	3/15/28	8,335	8,218
[10]	Duke Energy Corp.	3.100%	6/15/28	7,194	7,402
	Duke Energy Corp.	2.450%	6/1/30	17,000	14,533
	Duke Energy Corp.	2.550%	6/15/31	20,000	16,976
	Duke Energy Corp.	4.500%	8/15/32	40,000	38,952
	Duke Energy Corp.	5.000%	8/15/52	10,000	9,557
	Duke Energy Florida LLC	2.500%	12/1/29	25,380	22,506
	Duke Energy Florida LLC	1.750%	6/15/30	34,710	28,786
	Duke Energy Florida LLC	2.400%	12/15/31	10,000	8,507
	Duke Energy Ohio Inc.	2.125%	6/1/30	11,650	9,858
	Duke Energy Progress LLC	3.700%	9/1/28	6,446	6,245
	Duke Energy Progress LLC	3.450%	3/15/29	4,221	3,999
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	10,276
	Duke Energy Progress LLC	3.400%	4/1/32	15,000	13,753
	Edison International	4.125%	3/15/28	2,000	1,900
[7]	Electricite de France SA	4.500%	9/21/28	5,000	4,889
[10]	Engie SA	0.500%	10/24/30	3,000	2,569
[10]	Engie SA	2.000%	9/28/37	3,600	3,016
	Entergy Arkansas LLC	5.150%	1/15/33	4,230	4,398
	Entergy Corp.	1.900%	6/15/28	11,000	9,572
	Entergy Corp.	2.800%	6/15/30	16,000	13,939
	Entergy Corp.	2.400%	6/15/31	11,000	9,098
	Entergy Louisiana LLC	3.250%	4/1/28	8,150	7,653
	Entergy Louisiana LLC	1.600%	12/15/30	5,050	4,029
	Entergy Louisiana LLC	2.350%	6/15/32	6,442	5,357
	Entergy Texas Inc.	4.000%	3/30/29	3,129	3,026
	Entergy Texas Inc.	1.750%	3/15/31	5,000	4,055
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	2,800	2,690
	Evergy Inc.	2.900%	9/15/29	23,000	20,476
	Eversource Energy	1.650%	8/15/30	16,165	12,991
	Eversource Energy	2.550%	3/15/31	8,610	7,349
	Eversource Energy	3.375%	3/1/32	25,000	22,583
	Exelon Corp.	4.050%	4/15/30	45,000	43,431
	Exelon Corp.	3.350%	3/15/32	28,000	25,284
	FirstEnergy Corp.	2.650%	3/1/30	20,526	17,535
	FirstEnergy Corp.	2.250%	9/1/30	7,896	6,488
	Florida Power & Light Co.	2.450%	2/3/32	22,500	19,431
	ITC Holdings Corp.	3.350%	11/15/27	18,745	17,771
[10]	National Grid Electricity Distribution East Midlands plc	3.530%	9/20/28	800	860
[10]	National Grid plc	2.179%	6/30/26	4,500	4,662
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	11,680	11,165
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	13,055	12,632
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	32,016	30,230
	Nevada Power Co.	2.400%	5/1/30	11,640	10,153
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	31,000	27,158
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	8,191	7,628
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	25,000	22,204
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	30,000	25,438
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	15,850	13,236
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	15,630	15,903
	NiSource Inc.	2.950%	9/1/29	5,136	4,598
	NRG Energy Inc.	6.625%	1/15/27	471	471
	NSTAR Electric Co.	3.950%	4/1/30	6,616	6,390
	NSTAR Electric Co.	1.950%	8/15/31	850	698
	NTPC Ltd.	4.250%	2/26/26	3,500	3,401
	Ohio Power Co.	1.625%	1/15/31	18,491	14,868
	Oklahoma Gas and Electric Co.	5.400%	1/15/33	8,220	8,594
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	19,475	20,664
	Pacific Gas and Electric Co.	2.100%	8/1/27	14,960	13,120
	Pacific Gas and Electric Co.	3.300%	12/1/27	23,191	21,304
	Pacific Gas and Electric Co.	3.000%	6/15/28	70,397	63,060
	Pacific Gas and Electric Co.	2.500%	2/1/31	67,175	54,278
	Pacific Gas and Electric Co.	3.250%	6/1/31	20,357	17,262
	Pacific Gas and Electric Co.	6.150%	1/15/33	10,940	11,250
	PacifiCorp	3.500%	6/15/29	19,585	18,553
	PacifiCorp	2.700%	9/15/30	13,815	12,314
	PacifiCorp	4.125%	1/15/49	3,450	3,038
	PacifiCorp	5.350%	12/1/53	15,300	16,342
	PECO Energy Co.	4.600%	5/15/52	1,500	1,457
	PECO Energy Co.	4.375%	8/15/52	5,000	4,752
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	2,205	2,234
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.000%	6/30/30	4,500	3,862
[7,10]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	13,940	11,131
	PG&E Recovery Funding LLC	5.045%	7/15/34	3,600	3,658
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	10,000	9,462
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/31	5,000	4,254
	Public Service Co. of Colorado	1.900%	1/15/31	300	249
	Public Service Co. of Colorado	1.875%	6/15/31	6,400	5,287
	Public Service Co. of Colorado	4.100%	6/1/32	5,500	5,356
	Public Service Co. of Oklahoma	5.250%	1/15/33	10,290	10,657
	Public Service Electric & Gas Co.	4.900%	12/15/32	15,000	15,616
	Public Service Electric and Gas Co.	3.200%	5/15/29	17,458	16,298
	Public Service Electric and Gas Co.	2.450%	1/15/30	10,900	9,627
	Public Service Electric and Gas Co.	1.900%	8/15/31	12,000	9,952
	Public Service Enterprise Group Inc.	1.600%	8/15/30	53,551	42,982
	Public Service Enterprise Group Inc.	2.450%	11/15/31	5,000	4,178
	Sempra Energy	3.700%	4/1/29	20,000	18,880
	Southern California Edison Co.	4.200%	3/1/29	9,000	8,767
	Southern California Edison Co.	2.250%	6/1/30	10,000	8,564

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern California Edison Co.	2.500%	6/1/31	8,000	6,833
	Southern California Edison Co.	2.750%	2/1/32	7,000	6,058
	Southern California Gas Co.	2.550%	2/1/30	5,790	5,078
	Southern Co.	1.750%	3/15/28	961	831
	Southern Co.	3.700%	4/30/30	2,415	2,262
	Southern Co. Gas Capital Corp.	1.750%	1/15/31	10,833	8,700
	Southwestern Electric Power Co.	4.100%	9/15/28	26,793	25,956
	Union Electric Co.	3.500%	3/15/29	8,552	8,109
	Union Electric Co.	2.950%	3/15/30	18,000	16,305
	Virginia Electric and Power Co.	3.800%	4/1/28	6,850	6,620
	Virginia Electric and Power Co.	2.300%	11/15/31	10,000	8,404
	Virginia Electric and Power Co.	2.400%	3/30/32	8,000	6,759
	Virginia Electric and Power Co.	4.600%	12/1/48	5,176	4,810
[7]	Vistra Operations Co. LLC	5.500%	9/1/26	2,379	2,318
[7]	Vistra Operations Co. LLC	5.625%	2/15/27	1,769	1,714
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	995	936
	WEC Energy Group Inc.	1.375%	10/15/27	35,195	30,684
	WEC Energy Group Inc.	2.200%	12/15/28	10,000	8,744
	WEC Energy Group Inc.	1.800%	10/15/30	17,178	13,933
	Wisconsin Electric Power Co.	4.750%	9/30/32	21,000	21,410
	Xcel Energy Inc.	4.000%	6/15/28	10,000	9,767
	Xcel Energy Inc.	2.600%	12/1/29	5,000	4,395
	Xcel Energy Inc.	3.400%	6/1/30	20,000	18,414
	Xcel Energy Inc.	2.350%	11/15/31	21,000	17,436
	Xcel Energy Inc.	4.600%	6/1/32	12,000	11,882
					2,015,258
Total Corporate Bonds (Cost $29,418,568)					26,888,634
Floating Rate Loan Interests (0.1%)
[8]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	9.558%	4/20/28	890	913
[8]	CDK Global Inc. Term Loan B, TSFR1M + 4.500%	9.080%	7/6/29	1,035	1,032
[8]	Clark Equipment Co. Term Loan B, TSFR3M + 2.500%	7.180%	4/20/29	415	415
[8]	DaVita Inc. Term Loan B, 1M USD LIBOR +1.750%	6.338%	8/12/26	1,980	1,955
[8]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.570%	8/2/27	2,652	2,603
[8]	First Student Bidco Inc. Term Loan B, TSFR3M + 4.000%	8.680%	7/21/28	2,848	2,742
[8]	First Student Bidco Inc. Term Loan C, TSFR3M + 4.000%	8.680%	7/21/28	198	190
[8]	Hilton Worldwide Finance LLC Term Loan B-2, 1M USD LIBOR + 1.750%	6.380%	6/22/26	1,045	1,043
[8]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	8.184%	3/1/29	1,069	1,000
[8]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.500%	7.820%	10/23/28	1,310	1,271
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	4/11/25	154	154
[8]	Setanta Aircraft Leasing DAC Term Loan B, 3M USD LIBOR + 2.000%	6.730%	11/5/28	11,145	11,122
[8]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	8.558%	10/20/27	860	888
[8]	Spirit AeroSystems Inc. Term Loan, TSFR3M + 4.500%	9.176%	1/15/27	56	57
[8]	SS&C Technologies Inc. Term Loan B-6, TSFR1M + 2.250%	6.911%	3/22/29	628	627
[8]	SS&C Technologies Inc. Term Loan B-7, TSFR1M + 2.250%	6.911%	3/22/29	946	944
[8]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	5/30/25	1,434	1,432
Total Floating Rate Loan Interests (Cost $28,174)					28,388
Sovereign Bonds (2.9%)
[7]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	626	597
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	3,226	3,143
[7]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	8,234	7,132
	Dominican Republic	5.950%	1/25/27	2,360	2,360
[7]	Dominican Republic	5.500%	2/22/29	32,007	30,220
	Dominican Republic	4.500%	1/30/30	6,950	6,073
	Export-Import Bank of India	3.875%	3/12/24	3,900	3,847
[7]	Export-Import Bank of India	3.875%	2/1/28	9,675	9,184
	Export-Import Bank of India	3.875%	2/1/28	10,000	9,493
	Export-Import Bank of Korea	5.000%	1/11/28	21,185	21,710
[7]	Fondo MIVIVIENDA SA	4.625%	4/12/27	4,829	4,702
	Government of Bermuda	4.750%	2/15/29	12,860	12,937
[7]	Government of Bermuda	4.750%	2/15/29	6,000	6,039
[7]	Government of Bermuda	5.000%	7/15/32	21,840	22,040
[7]	Kingdom of Saudi Arabia	4.750%	1/18/28	21,180	21,522
[7]	Kingdom of Saudi Arabia	5.500%	10/25/32	39,384	42,358
[7]	Kingdom of Saudi Arabia	5.000%	1/18/53	7,350	7,053
[15]	Mexican Bonos	7.750%	5/29/31	700,000	35,146
[15]	Mexican Bonos	10.000%	11/20/36	783,860	45,917
[15]	Mexican Bonos	7.750%	11/13/42	775,000	37,120
	Panama Bonos del Tesoro	3.362%	6/30/31	27,149	23,260
	Republic of Chile	2.450%	1/31/31	540	463
	Republic of Colombia	4.500%	1/28/26	6,587	6,300
	Republic of Hungary	5.375%	2/21/23	17,268	17,268
	Republic of Hungary	5.750%	11/22/23	3,668	3,679
[10]	Republic of Hungary	1.125%	4/28/26	11,200	11,092
[7]	Republic of Hungary	5.250%	6/16/29	7,540	7,450
[7]	Republic of Hungary	2.125%	9/22/31	12,824	9,980
	Republic of Indonesia	3.500%	1/11/28	15,000	14,384
	Republic of Indonesia	4.550%	1/11/28	5,000	5,014
	Republic of Indonesia	5.650%	1/11/53	15,520	16,371
[10]	Republic of Korea	0.000%	10/15/26	9,000	8,643
	Republic of Panama	8.125%	4/28/34	9,236	10,481
	Republic of Panama	6.400%	2/14/35	7,000	7,420
[4]	Republic of Panama	4.500%	4/16/50	350	275
[4]	Republic of Panama	3.870%	7/23/60	13,375	8,961
	Republic of Peru	7.350%	7/21/25	6,274	6,613

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Peru	2.844%	6/20/30	21,951	18,985
	Republic of Peru	2.783%	1/23/31	12,200	10,349
	Republic of Philippines	4.625%	7/17/28	5,600	5,669
	Republic of Philippines	5.609%	4/13/33	14,499	15,580
	Republic of Philippines	5.000%	7/17/33	30,000	30,696
[10]	Republic of Philippines	1.750%	4/28/41	869	635
	Republic of Poland	5.500%	11/16/27	6,210	6,451
[10]	Republic of Serbia	3.125%	5/15/27	28,367	27,581
	Republic of South Africa	4.300%	10/12/28	12,855	11,710
	Republic of South Africa	4.850%	9/30/29	20,000	18,252
	Republic of South Africa	5.750%	9/30/49	6,600	5,052
[7]	Republic of Uzbekistan	3.900%	10/19/31	13,567	11,156
[7,10]	Romania	6.625%	9/27/29	9,450	10,566
[7,10]	Romania	1.750%	7/13/30	19,120	15,234
[10]	Romania	1.750%	7/13/30	9,040	7,203
[7,10]	Romania	2.000%	4/14/33	4,953	3,678
[7,10]	Romania	2.750%	4/14/41	5,410	3,514
[10]	Romania	2.750%	4/14/41	3,506	2,278
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	15,057	14,481
	Socialist Republic of Vietnam	4.800%	11/19/24	10,000	9,908
	State of Israel	4.500%	4/3/20	8,277	7,192
[9]	United Kingdom Gilt	2.750%	9/7/24	8,959	10,924
	United Mexican States	5.400%	2/9/28	25,510	26,274
	United Mexican States	4.500%	4/22/29	24,429	24,000
	United Mexican States	2.659%	5/24/31	1,000	841
	United Mexican States	4.875%	5/19/33	17,050	16,443
	United Mexican States	6.350%	2/9/35	49,243	52,478
	United Mexican States	4.400%	2/12/52	32,982	25,923
[7]	Uzbekneftegaz JSC	4.750%	11/16/28	18,889	15,901
Total Sovereign Bonds (Cost $923,116)					895,201
Taxable Municipal Bonds (0.2%)
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	25,540	21,676
[16]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	10,675	11,730
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.125%	2/1/24	1,500	1,505
	New York State Dormitory Authority Lease Revenue	3.892%	12/1/24	2,000	1,982
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	400	382
	New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	3,890	3,805
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	2,000	2,047
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	6,045	6,047
	Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	4,010	4,198
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	19,000	15,936
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue		3.922%	12/31/49	8,550	6,951
Total Taxable Municipal Bonds (Cost $79,241)						76,259
					Shares
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[17]	Vanguard Market Liquidity Fund (Cost $377,628)		4.437%		3,776,653	377,627
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	316,703	—
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	316,703	—
						—

Intermediate-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
5-Year CDX-NA-IG-S39-V1, Credit Protection Purchased, Pay 1.000% Quarterly	GSI	3/15/23	0.900%	696,600	415
Total Options Purchased (Cost $3,466)					415
Total Investments (101.8%) (Cost $34,408,645)					31,653,821
Other Assets and Liabilities—Net (-1.8%)					(563,256)
Net Assets (100%)					31,090,565
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $31,478,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $4,834,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $29,329,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $1,803,293,000, representing 5.8% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in British pounds.
10	Face amount denominated in euro.
11	Guaranteed by the Republic of Azerbaijan.
12	Face amount denominated in Australian dollars.
13	Non-income-producing security—security in default.
14	Security value determined using significant unobservable inputs.
15	Face amount denominated in Mexican pesos.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
BNPSW—BNP Paribas.
DAC—Designated Activity Company.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2023	12,709	1,455,379	15,623

Short Futures Contracts
2-Year U.S. Treasury Note	March 2023	(1,776)	(365,232)	305
5-Year U.S. Treasury Note	March 2023	(796)	(86,957)	161
AUD 3-Year Treasury Bond	March 2023	(1,179)	(89,860)	189
AUD 10-Year Treasury Bond	March 2023	(400)	(34,001)	492
Euro-Bobl	March 2023	(1,205)	(153,665)	2,371
Euro-Bund	March 2023	(442)	(65,745)	1,451
Euro-Buxl	March 2023	(94)	(14,716)	1,868
Euro-Schatz	March 2023	(34)	(3,909)	30
Long Gilt	March 2023	(209)	(26,929)	113
Long U.S. Treasury Bond	March 2023	(1,188)	(154,292)	(2,176)
Ultra 10-Year U.S. Treasury Note	March 2023	(314)	(38,058)	28
Ultra Long U.S. Treasury Bond	March 2023	(2,979)	(422,273)	(15,922)
				(11,090)
				4,533

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	3/15/23	AUD	11,008	USD	7,805	—	(21)
State Street Bank & Trust Co.	3/15/23	CAD	3	USD	2	—	—
State Street Bank & Trust Co.	3/15/23	EUR	18,261	USD	19,891	18	—
JPMorgan Chase Bank, N.A.	3/15/23	EUR	15,243	USD	16,626	—	(8)
Standard Chartered Bank	3/15/23	JPY	48,744	USD	376	1	—
Standard Chartered Bank	3/15/23	ZAR	23,961	USD	1,383	—	(12)
State Street Bank & Trust Co.	3/15/23	USD	224,273	AUD	313,881	2,336	—
State Street Bank & Trust Co.	3/15/23	USD	73,797	AUD	104,627	—	(182)
Bank of America, N.A.	3/15/23	USD	3,949	AUD	5,570	11	—
State Street Bank & Trust Co.	3/15/23	USD	352,407	EUR	322,766	522	—
State Street Bank & Trust Co.	3/15/23	USD	10,025	EUR	9,202	—	(7)
Toronto-Dominion Bank	3/15/23	USD	4,026	EUR	3,685	9	—
Bank of America, N.A.	3/15/23	USD	796	EUR	731	—	(1)
State Street Bank & Trust Co.	3/15/23	USD	114,764	GBP	93,071	—	(90)

Intermediate-Term Investment-Grade Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	3/15/23	USD	3,719	GBP	3,006	10	—
HSBC Bank plc	3/15/23	USD	119,136	MXN	2,259,864	71	—
						2,978	(321)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S39-V1	12/21/27	USD	200,600	1.000	2,786	3,659

Credit Protection Purchased
CDX-NA-HY-S37-V2	12/22/26	USD	18,325	(5.000)	(925)	809
iTraxx Europe-S38-V1	12/21/27	EUR	24,100	(1.000)	(273)	(49)
					(1,198)	760
					1,588	4,419
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	1,630	1.000	(35)	7	—	(42)
American Express Co./A2	12/23/25	GSI	1,630	1.000	34	31	3	—
American International Group Inc./Baa2	12/23/25	GSI	1,630	1.000	22	13	9	—
Berkshire Hathaway Inc./Aa2	12/21/24	BARC	19,400	1.000	340	217	123	—
Berkshire Hathaway Inc./Aa2	12/21/24	JPMC	9,400	1.000	165	102	63	—
Boeing Co./Baa2	12/23/25	GSI	1,630	1.000	12	(5)	17	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	1,630	1.000	39	35	4	—
Comcast Corp./A3	12/23/25	GSI	1,630	1.000	30	28	2	—
Credit Suisse Group Funding Guernsey Ltd./WR	6/22/27	JPMC	4,900[2]	1.000	(345)	(52)	—	(293)
CVS Health Corp./Baa2	12/23/25	GSI	1,630	1.000	29	22	7	—
Dominion Energy Inc./Baa2	12/23/25	GSI	1,630	1.000	27	27	—	—

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Dow Chemical Co./Baa1	12/23/25	GSI	1,630	1.000	19	18	1	—
Enbridge Inc./Baa1	12/23/25	GSI	1,630	1.000	18	16	2	—
Federation of Malaysia/A3	12/21/27	MSCS	2,610	1.000	40	(17)	57	—
General Electric Co./Baa1	12/23/25	GSI	1,630	1.000	22	5	17	—
General Motors Co./Baa3	12/23/25	GSI	1,630	1.000	(12)	(1)	—	(11)
International Business Machines Corp./A3	12/23/25	GSI	1,630	1.000	30	29	1	—
Kroger Co./Baa1	12/23/25	GSI	1,630	1.000	24	22	2	—
Lincoln National Corp./Baa1	12/23/25	GSI	1,630	1.000	5	12	—	(7)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	1,630	1.000	31	29	2	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	1,630	1.000	25	9	16	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	1,630	1.000	40	34	6	—
Metlife Inc./A3	6/21/24	BARC	24,300	1.000	268	6	262	—
Metlife Inc./A3	12/23/25	GSI	1,630	1.000	25	21	4	—
Mondelez International Inc./Baa1	12/23/25	GSI	1,630	1.000	33	26	7	—
Prudential Financial Inc./A3	12/23/25	GSI	1,630	1.000	25	21	4	—
Republic of Chile/A2	12/21/27	BARC	21,500	1.000	26	(435)	461	—
Republic of Chile/A2	12/21/27	BARC	11,400	1.000	15	(242)	257	—
Republic of Chile/A2	12/21/27	CITNA	5,145	1.000	6	(122)	128	—
Republic of Chile/A2	12/21/27	JPMC	18,080	1.000	22	(457)	479	—
Republic of Chile/A2	12/21/27	MSCS	50,765	1.000	63	(1,074)	1,137	—
Republic of Indonesia/Baa2	12/21/27	GSI	48,090	1.000	298	(474)	772	—
Republic of Indonesia/Baa2	12/21/27	GSI	46,500	1.000	288	(1,077)	1,365	—
Republic of Indonesia/Baa2	12/21/27	JPMC	20,850	1.000	129	(496)	625	—
Republic of Peru/Baa1	12/21/27	CITNA	2,835	1.000	(19)	(68)	49	—
Republic of Philippines/Baa2	12/21/27	BARC	1,470	1.000	8	(23)	31	—
Republic of Philippines/Baa2	12/21/27	GSI	29,530	1.000	155	(95)	250	—
Republic of South Africa/Ba2	12/21/27	BANA	7,860	1.000	(499)	(595)	96	—
Simon Property Group LP/A3	12/23/25	GSI	1,630	1.000	22	13	9	—

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
UnitedHealth Group Inc./A3	12/23/25	GSI	1,630	1.000	33	31	2	—
Verizon Communications Inc./Baa1	12/23/25	GSI	1,630	1.000	14	21	—	(7)
					1,472	(4,438)	6,270	(360)
1	Periodic premium received/paid quarterly.
2	Notional amount denominated in euro.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
CITNA—Citibank, NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $2,128,000 and cash of $520,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,031,017)	31,276,194
Affiliated Issuers (Cost $377,628)	377,627
Total Investments in Securities	31,653,821
Investment in Vanguard	1,122
Foreign Currency, at Value (Cost $9,123)	9,137
Receivables for Investment Securities Sold	931,135
Receivables for Accrued Income	289,937
Receivables for Capital Shares Issued	26,577
Swap Premiums Paid	795
Variation Margin Receivable—Futures Contracts	4,432
Variation Margin Receivable—Centrally Cleared Swap Contracts	146
Unrealized Appreciation—Forward Currency Contracts	2,978
Unrealized Appreciation—Over-the-Counter Swap Contracts	6,270
Other Assets	100
Total Assets	32,926,450
Liabilities
Due to Custodian	21,570
Payables for Investment Securities Purchased	1,765,468
Payables for Capital Shares Redeemed	29,412
Payables for Distributions	12,099
Payables to Vanguard	1,422
Swap Premiums Received	5,233
Unrealized Depreciation—Forward Currency Contracts	321
Unrealized Depreciation—Over-the-Counter Swap Contracts	360
Total Liabilities	1,835,885
Net Assets	31,090,565
At January 31, 2023, net assets consisted of:

Paid-in Capital	35,722,612
Total Distributable Earnings (Loss)	(4,632,047)
Net Assets	31,090,565

Investor Shares—Net Assets
Applicable to 176,438,057 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,521,499
Net Asset Value Per Share—Investor Shares	$8.62

Admiral Shares—Net Assets
Applicable to 3,428,926,450 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,569,066
Net Asset Value Per Share—Admiral Shares	$8.62

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	971,746
Total Income	971,746
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,372
Management and Administrative— Investor Shares	2,891
Management and Administrative— Admiral Shares	25,399
Marketing and Distribution— Investor Shares	99
Marketing and Distribution— Admiral Shares	1,363
Custodian Fees	230
Auditing Fees	45
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	364
Trustees’ Fees and Expenses	11
Other Expenses	17
Total Expenses	32,841
Expenses Paid Indirectly	(53)
Net Expenses	32,788
Net Investment Income	938,958
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,691,083)
Futures Contracts	(208,255)
Options Purchased	(3,636)
Options Written	1,088
Swap Contracts	(7,351)
Forward Currency Contracts	48,156
Foreign Currencies	(17,502)
Realized Net Gain (Loss)	(1,878,583)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,928,529)
Futures Contracts	13,265
Options Purchased	1,597
Options Written	(21)
Swap Contracts	11,779
Forward Currency Contracts	(16,005)
Foreign Currencies	578
Change in Unrealized Appreciation (Depreciation)	(1,917,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,856,961)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,829,000, ($218,000), $1,000, and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	938,958	832,700
Realized Net Gain (Loss)	(1,878,583)	481,908
Change in Unrealized Appreciation (Depreciation)	(1,917,336)	(2,522,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,856,961)	(1,207,781)
Distributions
Investor Shares	(48,031)	(80,528)
Admiral Shares	(928,367)	(1,370,724)
Total Distributions	(976,398)	(1,451,252)
Capital Share Transactions
Investor Shares	(173,065)	(260,501)
Admiral Shares	(810,969)	1,429,707
Net Increase (Decrease) from Capital Share Transactions	(984,034)	1,169,206
Total Increase (Decrease)	(4,817,393)	(1,489,827)
Net Assets
Beginning of Period	35,907,958	37,397,785
End of Period	31,090,565	35,907,958

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.67	$10.39	$10.23	$9.52	$9.61
Investment Operations
Net Investment Income[1]	.253	.218	.252	.300	.300
Net Realized and Unrealized Gain (Loss) on Investments	(1.039)	(.550)	.500	.711	(.087)
Total from Investment Operations	(.786)	(.332)	.752	1.011	.213
Distributions
Dividends from Net Investment Income	(.264)	(.224)	(.257)	(.301)	(.303)
Distributions from Realized Capital Gains	—	(.164)	(.335)	—	—
Total Distributions	(.264)	(.388)	(.592)	(.301)	(.303)
Net Asset Value, End of Period	$8.62	$9.67	$10.39	$10.23	$9.52
Total Return[2]	-8.09%	-3.27%	7.49%	10.76%	2.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,521	$1,895	$2,305	$2,459	$2,115
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.16%	2.41%	3.03%	3.20%
Portfolio Turnover Rate[4]	93%	82%	113%[5]	114%	73%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 11%, 1%, 12%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.67	$10.39	$10.23	$9.52	$9.61
Investment Operations
Net Investment Income[1]	.262	.228	.261	.309	.310
Net Realized and Unrealized Gain (Loss) on Investments	(1.040)	(.550)	.501	.712	(.087)
Total from Investment Operations	(.778)	(.322)	.762	1.021	.223
Distributions
Dividends from Net Investment Income	(.272)	(.234)	(.267)	(.311)	(.313)
Distributions from Realized Capital Gains	—	(.164)	(.335)	—	—
Total Distributions	(.272)	(.398)	(.602)	(.311)	(.313)
Net Asset Value, End of Period	$8.62	$9.67	$10.39	$10.23	$9.52
Total Return[2]	-8.00%	-3.17%	7.59%	10.87%	2.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,569	$34,013	$35,093	$31,146	$27,011
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.02%	2.25%	2.50%	3.13%	3.30%
Portfolio Turnover Rate[4]	93%	82%	113%[5]	114%	73%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 11%, 1%, 12%, 1%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts securities with a value of $3,912,000 and cash of $881,200 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll

Intermediate-Term Investment-Grade Fund
transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Intermediate-Term Investment-Grade Fund
During the year ended January 31, 2023, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 7% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic

Intermediate-Term Investment-Grade Fund
payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 7% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open interest rate swap contracts at January 31, 2023.

Intermediate-Term Investment-Grade Fund
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,122,000, representing less than 0.01% of the fund’s net assets and 0.45% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Investment-Grade Fund
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $53,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,022,523	—	3,022,523
Asset-Backed/Commercial Mortgage-Backed Securities	—	364,774	—	364,774
Corporate Bonds	—	26,888,631	3	26,888,634
Floating Rate Loan Interests	—	28,388	—	28,388
Sovereign Bonds	—	895,201	—	895,201
Taxable Municipal Bonds	—	76,259	—	76,259
Temporary Cash Investments	377,627	—	—	377,627
Options Purchased	—	415	—	415
Total	377,627	31,276,191	3	31,653,821
Derivative Financial Instruments
Assets
Futures Contracts[1]	22,631	—	—	22,631
Forward Currency Contracts	—	2,978	—	2,978
Swap Contracts	4,468[1]	6,270	—	10,738
Total	27,099	9,248	—	36,347
Liabilities
Futures Contracts[1]	18,098	—	—	18,098
Forward Currency Contracts	—	321	—	321
Swap Contracts	49[1]	360	—	409
Total	18,147	681	—	18,828
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	415	415
Swap Premiums Paid	—	—	795	795
Unrealized Appreciation—Futures Contracts[1]	22,631	—	—	22,631
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	4,468	4,468

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	2,978	—	2,978
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	6,270	6,270
Total Assets	22,631	2,978	11,948	37,557

Swap Premiums Received	—	—	5,233	5,233
Unrealized Depreciation—Futures Contracts[1]	18,098	—	—	18,098
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	49	49
Unrealized Depreciation—Forward Currency Contracts	—	321	—	321
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	360	360
Total Liabilities	18,098	321	5,642	24,061
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(208,255)	—	—	(208,255)
Options Purchased	(2,726)	—	(910)	(3,636)
Options Written	—	—	1,088	1,088
Swap Contracts	(9,859)	—	2,508	(7,351)
Forward Currency Contracts	—	48,156	—	48,156
Realized Net Gain (Loss) on Derivatives	(220,840)	48,156	2,686	(169,998)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	13,265	—	—	13,265
Options Purchased	1,875	—	(278)	1,597
Options Written	—	—	(21)	(21)
Swap Contracts	2,702	—	9,077	11,779
Forward Currency Contracts	—	(16,005)	—	(16,005)
Change in Unrealized Appreciation (Depreciation) on Derivatives	17,842	(16,005)	8,778	10,615
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of

Intermediate-Term Investment-Grade Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	29,348
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,887,648)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(2,761,648)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	976,398	906,103
Long-Term Capital Gains	—	545,149
Total	976,398	1,451,252
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	34,420,763
Gross Unrealized Appreciation	282,570
Gross Unrealized Depreciation	(3,044,218)
Net Unrealized Appreciation (Depreciation)	(2,761,648)
G.	During the year ended January 31, 2023, the fund purchased $15,091,291,000 of investment securities and sold $15,173,042,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,745,792,000 and $14,018,927,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $123,169,000 and sales were $3,586,733,000, resulting in net realized loss of $225,862,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	242,343	28,167	373,603	36,840
Issued in Lieu of Cash Distributions	42,584	4,941	71,993	7,179
Redeemed	(457,992)	(52,676)	(706,097)	(69,748)
Net Increase (Decrease)—Investor Shares	(173,065)	(19,568)	(260,501)	(25,729)
Admiral Shares
Issued	6,368,494	736,413	7,799,964	770,507
Issued in Lieu of Cash Distributions	795,930	92,412	1,182,976	118,004
Redeemed	(7,975,393)	(917,389)	(7,553,233)	(747,411)
Net Increase (Decrease)—Admiral Shares	(810,969)	(88,564)	1,429,707	141,100

Intermediate-Term Investment-Grade Fund
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Investment-Grade Fund Investor Shares	-16.05%	0.72%	3.07%	$13,528
Bloomberg U.S. Long Credit A or Better Bond Index	-16.14	0.48	2.83	13,221
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Investment-Grade Fund Admiral Shares	-15.97%	0.82%	3.17%	$68,316
Bloomberg U.S. Long Credit A or Better Bond Index	-16.14	0.48	2.83	66,105
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	0.3%
Corporate Bonds - Communications	5.6
Corporate Bonds - Consumer Discretionary	5.9
Corporate Bonds - Consumer Staples	3.7
Corporate Bonds - Energy	5.5
Corporate Bonds - Financials	18.0
Corporate Bonds - Health Care	10.4
Corporate Bonds - Industrials	4.6
Corporate Bonds - Materials	0.8
Corporate Bonds - Real Estate	0.4
Corporate Bonds - Technology	10.2
Corporate Bonds - Utilities	15.9
Floating Rate Loan Interests	0.0
Sovereign Bonds	1.4
Taxable Municipal Bonds	9.7
U.S. Government and Agency Obligations	7.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (7.4%)
U.S. Government Securities (6.8%)
	United States Treasury Note/Bond	4.375%	10/31/24	25,000	25,008
	United States Treasury Note/Bond	0.750%	5/31/26	50	45
	United States Treasury Note/Bond	1.250%	11/30/26	1,100	1,003
	United States Treasury Note/Bond	2.625%	5/31/27	16,850	16,144
	United States Treasury Note/Bond	3.875%	11/30/29	11,550	11,759
	United States Treasury Note/Bond	0.625%	5/15/30	20,000	16,356
	United States Treasury Note/Bond	1.375%	11/15/31	30,000	25,294
	United States Treasury Note/Bond	2.750%	8/15/32	63,660	59,900
	United States Treasury Note/Bond	5.000%	5/15/37	6,500	7,573
	United States Treasury Note/Bond	4.375%	2/15/38	34,818	38,175
	United States Treasury Note/Bond	4.500%	5/15/38	94,700	105,221
[1]	United States Treasury Note/Bond	1.125%	8/15/40	72,590	48,091
	United States Treasury Note/Bond	1.375%	11/15/40	50,000	34,547
	United States Treasury Note/Bond	2.250%	5/15/41	3,700	2,947
	United States Treasury Note/Bond	1.750%	8/15/41	950	691
	United States Treasury Note/Bond	3.750%	8/15/41	47,094	47,345
	United States Treasury Note/Bond	2.000%	11/15/41	17,000	12,907
	United States Treasury Note/Bond	2.375%	2/15/42	90,975	73,562
[1,2,3]	United States Treasury Note/Bond	3.250%	5/15/42	208,490	193,309
	United States Treasury Note/Bond	3.375%	8/15/42	162,580	153,638
	United States Treasury Note/Bond	2.750%	11/15/42	24,000	20,490
	United States Treasury Note/Bond	4.000%	11/15/42	13,906	14,371
	United States Treasury Note/Bond	3.000%	11/15/44	300	264
	United States Treasury Note/Bond	3.000%	5/15/45	28,000	24,631
	United States Treasury Note/Bond	2.250%	8/15/46	20,000	15,263
	United States Treasury Note/Bond	3.000%	5/15/47	4,800	4,221
	United States Treasury Note/Bond	2.750%	8/15/47	22,000	18,473
	United States Treasury Note/Bond	3.125%	5/15/48	12,000	10,824
[2]	United States Treasury Note/Bond	2.000%	8/15/51	31,800	22,538
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.875%	11/15/51	37,500	25,723
[1,2]	United States Treasury Note/Bond	2.250%	2/15/52	37,885	28,455
	United States Treasury Note/Bond	2.875%	5/15/52	55,500	47,817
	United States Treasury Note/Bond	3.000%	8/15/52	11,700	10,347
	United States Treasury Strip Principal	0.000%	2/15/48	15,000	5,992
					1,122,924
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/39	33,800	36,778
	Tennessee Valley Authority	4.250%	9/15/65	10,000	9,246
					46,024
Conventional Mortgage-Backed Securities (0.3%)
[4,5]	Fannie Mae Pool	2.320%	4/1/36	37,423	29,998
[4,5]	Fannie Mae Pool	2.120%	10/1/36	23,000	17,820
					47,818
Total U.S. Government and Agency Obligations (Cost $1,311,934)					1,216,766
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
[4,5]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	21,675	16,795
[4,5]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1522	2.361%	10/25/36	29,170	23,000
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $52,261)					39,795
Corporate Bonds (79.1%)
Communications (5.5%)
	Alphabet Inc.	1.900%	8/15/40	33,925	23,880
	Alphabet Inc.	2.250%	8/15/60	15,758	9,711
	America Movil SAB de CV	4.375%	4/22/49	34,805	31,596
[6]	AT&T Inc.	7.000%	4/30/40	100	144
	AT&T Inc.	3.500%	6/1/41	10,800	8,691
	AT&T Inc.	3.650%	6/1/51	13,690	10,528
	AT&T Inc.	3.800%	12/1/57	3,697	2,797
[7]	Booking Holdings Inc.	4.750%	11/15/34	167	193
[8]	Cable One Inc.	4.000%	11/15/30	165	136
[8]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	170	159
[8]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	505	487
[8]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	440	385
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	3,500	2,983
[6]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	220	199
[8]	Cogent Communications Group Inc.	7.000%	6/15/27	185	183
	Comcast Corp.	5.650%	6/15/35	17,896	19,516

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	6.500%	11/15/35	4,320	5,035
[6]	Comcast Corp.	1.875%	2/20/36	700	635
	Comcast Corp.	3.200%	7/15/36	16,810	14,410
	Comcast Corp.	3.900%	3/1/38	39,335	35,997
	Comcast Corp.	4.600%	10/15/38	19,518	19,171
	Comcast Corp.	3.250%	11/1/39	12,000	9,985
	Comcast Corp.	3.750%	4/1/40	17,100	15,105
	Comcast Corp.	4.500%	1/15/43	1,184	1,089
	Comcast Corp.	4.750%	3/1/44	5,045	4,910
	Comcast Corp.	3.400%	7/15/46	14,755	11,746
	Comcast Corp.	4.000%	8/15/47	18,875	16,338
	Comcast Corp.	3.969%	11/1/47	80,688	69,690
	Comcast Corp.	4.000%	3/1/48	12,025	10,439
	Comcast Corp.	4.700%	10/15/48	8,835	8,529
	Comcast Corp.	3.999%	11/1/49	30,176	25,981
	Comcast Corp.	3.450%	2/1/50	8,500	6,739
	Comcast Corp.	2.800%	1/15/51	7,000	4,852
	Comcast Corp.	2.887%	11/1/51	41,693	29,089
	Comcast Corp.	2.450%	8/15/52	2,000	1,287
	Comcast Corp.	4.049%	11/1/52	3,837	3,315
	Comcast Corp.	2.937%	11/1/56	117,626	80,353
	Comcast Corp.	4.950%	10/15/58	1,266	1,257
	Comcast Corp.	2.650%	8/15/62	6,000	3,776
	Comcast Corp.	2.987%	11/1/63	128,190	85,566
[8]	CSC Holdings LLC	4.625%	12/1/30	266	157
[8]	CSC Holdings LLC	3.375%	2/15/31	105	73
[8]	Deutsche Telekom AG	3.625%	1/21/50	3,180	2,484
[8]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	295	267
	Discovery Communications LLC	4.650%	5/15/50	9,000	7,030
[8]	DISH DBS Corp.	5.250%	12/1/26	140	121
[8]	DISH DBS Corp.	5.750%	12/1/28	90	74
	DISH DBS Corp.	5.125%	6/1/29	168	107
[8]	DISH Network Corp.	11.750%	11/15/27	330	342
	Fox Corp.	5.476%	1/25/39	1,000	969
	Fox Corp.	5.576%	1/25/49	966	933
[8]	Frontier Communications Holdings LLC	5.875%	10/15/27	45	43
[8]	Frontier Communications Holdings LLC	5.000%	5/1/28	120	109
[8]	Frontier Communications Holdings LLC	6.000%	1/15/30	180	148
[8]	Level 3 Financing Inc.	4.625%	9/15/27	118	100
[8]	Level 3 Financing Inc.	3.625%	1/15/29	115	86
[8]	Magallanes Inc.	4.279%	3/15/32	30,000	26,680
[8]	Magallanes Inc.	5.050%	3/15/42	5,535	4,726
[8]	Magallanes Inc.	5.141%	3/15/52	16,740	13,906
[8]	Magallanes Inc.	5.391%	3/15/62	10,460	8,706
	Meta Platforms Inc.	4.450%	8/15/52	3,380	2,951
	NBCUniversal Media LLC	4.450%	1/15/43	8,827	8,251
[8]	Netflix Inc.	3.625%	6/15/25	290	281
	Netflix Inc.	4.875%	4/15/28	1,150	1,149
	Netflix Inc.	5.875%	11/15/28	115	120
	Netflix Inc.	6.375%	5/15/29	850	911
[8]	News Corp.	3.875%	5/15/29	340	305
[8]	Nexstar Media Inc.	5.625%	7/15/27	192	183
[8]	Nexstar Media Inc.	4.750%	11/1/28	130	117
	Paramount Global Inc.	4.950%	1/15/31	14,055	12,966
	Paramount Global Inc.	4.375%	3/15/43	11,065	8,165
[8]	Scripps Escrow II Inc.	5.375%	1/15/31	155	125
[8]	Scripps Escrow Inc.	5.875%	7/15/27	155	138
[8]	Sirius XM Radio Inc.	5.000%	8/1/27	99	94
	Sprint LLC	7.125%	6/15/24	345	352
	Sprint LLC	7.625%	3/1/26	400	423
	Telefonica Emisiones SA	4.665%	3/6/38	950	822
	Telefonica Emisiones SA	5.213%	3/8/47	2,000	1,761
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Telefonica Emisiones SA	4.895%	3/6/48	2,475	2,090
	Time Warner Cable LLC	6.550%	5/1/37	11,975	12,205
	T-Mobile USA Inc.	2.625%	2/15/29	1,542	1,352
	T-Mobile USA Inc.	3.375%	4/15/29	590	539
	T-Mobile USA Inc.	3.000%	2/15/41	2,000	1,490
	T-Mobile USA Inc.	5.800%	9/15/62	14,850	15,583
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	5,837	4,363
	TWDC Enterprises 18 Corp.	7.550%	7/15/93	2,512	2,609
[8]	Univision Communications Inc.	7.375%	6/30/30	155	152
[8]	UPC Broadband Finco BV	4.875%	7/15/31	135	119
[7]	Verizon Communications Inc.	4.750%	10/31/34	100	117
[7]	Verizon Communications Inc.	2.875%	1/15/38	500	471
	Verizon Communications Inc.	3.400%	3/22/41	5,528	4,451
	Verizon Communications Inc.	4.862%	8/21/46	2,585	2,495
	Verizon Communications Inc.	3.550%	3/22/51	515	400
	Verizon Communications Inc.	3.875%	3/1/52	7,500	6,160
[8]	Videotron Ltd.	3.625%	6/15/29	215	188
[7]	Vodafone Group plc	2.500%	5/24/39	400	352
[6]	Vodafone Group plc	3.000%	8/12/56	200	156
[8]	VZ Secured Financing BV	5.000%	1/15/32	170	146
	Walt Disney Co.	6.200%	12/15/34	3,326	3,814
	Walt Disney Co.	6.400%	12/15/35	17,218	19,814
	Walt Disney Co.	6.650%	11/15/37	2,710	3,201
	Walt Disney Co.	4.625%	3/23/40	1,720	1,694
	Walt Disney Co.	3.500%	5/13/40	58,715	50,273
	Walt Disney Co.	4.750%	9/15/44	8,474	8,299
	Walt Disney Co.	2.750%	9/1/49	58,270	41,572
	Walt Disney Co.	3.600%	1/13/51	41,516	34,288
[8]	WMG Acquisition Corp.	3.750%	12/1/29	580	508
[8]	Zayo Group Holdings Inc.	4.000%	3/1/27	705	560
					902,518
Consumer Discretionary (5.8%)
[8]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	252	230
[8]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	203	187
	Alibaba Group Holding Ltd.	4.000%	12/6/37	31,000	27,074
	Alibaba Group Holding Ltd.	4.200%	12/6/47	14,873	12,451
	Alibaba Group Holding Ltd.	4.400%	12/6/57	13,080	10,935
	Amazon.com Inc.	3.875%	8/22/37	42,000	39,093
	Amazon.com Inc.	2.875%	5/12/41	4,500	3,549
	Amazon.com Inc.	4.950%	12/5/44	6,000	6,230
	Amazon.com Inc.	4.050%	8/22/47	80,075	72,669
	Amazon.com Inc.	2.500%	6/3/50	28,720	19,466
	Amazon.com Inc.	3.100%	5/12/51	22,740	17,289
	Amazon.com Inc.	3.950%	4/13/52	5,625	4,976
	Amazon.com Inc.	4.250%	8/22/57	50,348	46,134
	Amazon.com Inc.	2.700%	6/3/60	22,830	14,925
	Amazon.com Inc.	3.250%	5/12/61	31,975	23,629
	Amazon.com Inc.	4.100%	4/13/62	43,035	37,748
[8]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	115	98
[4]	American University	3.672%	4/1/49	2,563	2,125
	Asbury Automotive Group Inc.	4.500%	3/1/28	1,130	1,029
	Bath & Body Works Inc.	7.500%	6/15/29	175	178
[8]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	168	168

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	California Institute of Technology	3.650%	9/1/19	4,242	3,046
[8]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	310	291
[8]	Carnival Corp.	5.750%	3/1/27	460	382
[8]	Carnival Corp.	4.000%	8/1/28	240	207
[8]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	70	76
	Case Western Reserve University	5.405%	6/1/22	1,893	1,926
[8]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	180	179
[8]	Churchill Downs Inc.	5.500%	4/1/27	235	228
[8]	Churchill Downs Inc.	4.750%	1/15/28	288	269
[8]	Clarios Global LP	6.750%	5/15/25	31	31
[8]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	155	155
	DaVita Inc.	4.500%	2/15/32	415	350
[4]	Duke University	2.682%	10/1/44	3,100	2,406
[4]	Duke University	2.832%	10/1/55	9,635	7,083
	Ford Foundation	2.815%	6/1/70	11,950	7,806
	Ford Motor Co.	9.625%	4/22/30	10	12
	Ford Motor Credit Co. LLC	3.815%	11/2/27	195	176
	Ford Motor Credit Co. LLC	2.900%	2/10/29	880	735
	Ford Motor Credit Co. LLC	4.000%	11/13/30	140	122
	Ford Motor Credit Co. LLC	3.625%	6/17/31	315	262
	General Motors Co.	5.150%	4/1/38	1,000	911
	General Motors Co.	5.200%	4/1/45	1,500	1,308
	General Motors Co.	5.400%	4/1/48	1,000	884
	George Washington University	4.300%	9/15/44	2,890	2,634
	Georgetown University	4.315%	4/1/49	14,755	13,173
	Georgetown University	2.943%	4/1/50	18,790	13,088
	Georgetown University	5.215%	10/1/18	5,945	5,576
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	110	97
[8]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	105	104
	Home Depot Inc.	5.875%	12/16/36	24,525	27,577
	Home Depot Inc.	3.300%	4/15/40	1,000	847
	Home Depot Inc.	5.400%	9/15/40	947	1,023
	Home Depot Inc.	5.950%	4/1/41	18,480	21,066
	Home Depot Inc.	4.875%	2/15/44	55,115	56,107
	Home Depot Inc.	4.400%	3/15/45	12,900	12,308
	Home Depot Inc.	4.250%	4/1/46	21,515	20,028
	Home Depot Inc.	3.900%	6/15/47	28,950	25,575
	Home Depot Inc.	4.500%	12/6/48	17,825	17,239
	Home Depot Inc.	3.125%	12/15/49	7,950	6,081
	Home Depot Inc.	3.350%	4/15/50	2,000	1,601
	Home Depot Inc.	2.375%	3/15/51	2,500	1,634
	Home Depot Inc.	2.750%	9/15/51	26,130	18,519
	Home Depot Inc.	3.625%	4/15/52	3,120	2,604
	Home Depot Inc.	4.950%	9/15/52	3,130	3,221
	Home Depot Inc.	3.500%	9/15/56	947	769
	Indiana University Foundation Inc.	2.820%	10/1/51	6,000	4,195
	KB Home	7.250%	7/15/30	185	186
	Leland Stanford Junior University	3.647%	5/1/48	16,833	14,843
[8]	Lithia Motors Inc.	4.625%	12/15/27	600	558
[8]	Lithia Motors Inc.	3.875%	6/1/29	558	474
[8]	Lithia Motors Inc.	4.375%	1/15/31	500	426
[8]	Live Nation Entertainment Inc.	5.625%	3/15/26	29	29
[8]	Live Nation Entertainment Inc.	6.500%	5/15/27	335	337
[8]	Live Nation Entertainment Inc.	3.750%	1/15/28	10	9
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	4.450%	4/1/62	17,510	14,866
	Lowe's Cos. Inc.	5.800%	9/15/62	9,375	9,754
[4]	Massachusetts Institute of Technology	3.959%	7/1/38	24,140	22,912
[8]	Mattel Inc.	3.375%	4/1/26	110	103
[8]	Mattel Inc.	5.875%	12/15/27	120	120
[8]	Meritage Homes Corp.	3.875%	4/15/29	1,000	886
[8]	NCL Corp. Ltd.	5.875%	2/15/27	135	126
[8]	NCL Corp. Ltd.	7.750%	2/15/29	75	64
	Newell Brands Inc.	6.375%	9/15/27	20	20
	Newell Brands Inc.	6.625%	9/15/29	45	46
	NIKE Inc.	3.625%	5/1/43	30,604	27,027
	NIKE Inc.	3.375%	11/1/46	19,180	15,986
[4]	Northeastern University	2.894%	10/1/50	17,647	12,569
[8]	Penn National Gaming Inc.	5.625%	1/15/27	45	42
	President and Fellows of Harvard College	5.625%	10/1/38	2,500	2,811
[8]	President and Fellows of Harvard College	6.500%	1/15/39	3,709	4,574
	President and Fellows of Harvard College	4.875%	10/15/40	750	785
	President and Fellows of Harvard College	3.150%	7/15/46	17,450	14,277
	President and Fellows of Harvard College	3.745%	11/15/52	31,590	28,335
	Rockefeller Foundation	2.492%	10/1/50	36,482	24,855
[8]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	21	23
[8]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	36	38
[8]	Studio City Co. Ltd.	7.000%	2/15/27	105	101
	Thomas Jefferson University	3.847%	11/1/57	24,350	19,076
	Trustees of Princeton University	4.201%	3/1/52	18,865	18,396
	Trustees of the University of Pennsylvania	3.610%	2/15/19	20,230	14,689
[4]	University of Chicago	2.761%	4/1/45	11,735	9,424
[4]	University of Chicago	2.547%	4/1/50	10,000	7,142
	University of Chicago	3.000%	10/1/52	5,695	4,205
	University of Miami	4.063%	4/1/52	12,840	11,406
[8]	Vail Resorts Inc.	6.250%	5/15/25	595	598
	Washington University	4.349%	4/15/22	1,830	1,596
[8]	WK Kellogg Foundation Trust	2.443%	10/1/50	42,390	27,862
[8]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	480	445
[8]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.750%	4/15/25	185	186
	Yale University	2.402%	4/15/50	19,845	13,716
					950,017
Consumer Staples (3.6%)
	Altria Group Inc.	5.800%	2/14/39	2,250	2,169
	Altria Group Inc.	3.400%	2/4/41	3,750	2,635
	Altria Group Inc.	4.450%	5/6/50	1,130	846
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	429
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	2,000	1,983
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	8,000	7,812
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	2,000	1,886
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	3,000	2,850
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	12,383	16,290

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	4,283	3,964
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	32,000	34,304
	Archer-Daniels-Midland Co.	4.500%	3/15/49	18,749	18,265
	Archer-Daniels-Midland Co.	2.700%	9/15/51	21,850	15,575
	BAT Capital Corp.	4.390%	8/15/37	1,375	1,133
	BAT Capital Corp.	4.540%	8/15/47	1,535	1,171
[8]	Cargill Inc.	4.760%	11/23/45	20,000	19,311
[8]	Cargill Inc.	3.125%	5/25/51	13,715	10,163
[8]	Cargill Inc.	4.375%	4/22/52	6,210	5,856
[7]	CK Hutchison Europe Finance 18 Ltd.	2.000%	4/13/30	800	755
	Coca-Cola Co.	2.875%	5/5/41	10,925	8,900
	Coca-Cola Co.	2.600%	6/1/50	30,500	22,059
	Coca-Cola Co.	3.000%	3/5/51	47,160	36,949
	Coca-Cola Co.	2.500%	3/15/51	22,750	16,071
	Constellation Brands Inc.	5.250%	11/15/48	2,500	2,493
	Diageo Capital plc	5.500%	1/24/33	1,640	1,776
[8]	Energizer Holdings Inc.	4.750%	6/15/28	310	277
[8]	Energizer Holdings Inc.	4.375%	3/31/29	300	260
	Hershey Co.	3.125%	11/15/49	25,500	19,905
	Keurig Dr Pepper Inc.	4.500%	11/15/45	1,000	913
	Kimberly-Clark Corp.	3.200%	7/30/46	14,400	11,431
	Kraft Heinz Foods Co.	4.875%	10/1/49	2,150	2,012
[8]	Lamb Weston Holdings Inc.	4.875%	5/15/28	235	227
[8]	Nestle Holdings Inc.	3.900%	9/24/38	39,785	37,378
[8]	Nestle Holdings Inc.	4.000%	9/24/48	23,255	21,045
	Pepsico Inc.	4.200%	7/18/52	6,860	6,621
	PepsiCo Inc.	4.450%	4/14/46	4,784	4,810
	PepsiCo Inc.	4.000%	5/2/47	3,250	3,006
	PepsiCo Inc.	3.375%	7/29/49	2,944	2,481
	PepsiCo Inc.	2.750%	10/21/51	18,335	13,621
[8]	Performance Food Group Inc.	6.875%	5/1/25	80	81
[8]	Performance Food Group Inc.	4.250%	8/1/29	40	36
	Philip Morris International Inc.	5.750%	11/17/32	14,575	15,348
	Philip Morris International Inc.	6.375%	5/16/38	14,871	16,593
[7]	Philip Morris International Inc.	1.450%	8/1/39	400	258
	Philip Morris International Inc.	4.375%	11/15/41	4,890	4,300
	Philip Morris International Inc.	3.875%	8/21/42	1,750	1,412
	Philip Morris International Inc.	4.125%	3/4/43	17,345	14,589
	Philip Morris International Inc.	4.875%	11/15/43	9,345	8,635
	Philip Morris International Inc.	4.250%	11/10/44	2,000	1,703
[8]	SC Johnson & Son Inc.	4.000%	5/15/43	28,110	23,953
	Target Corp.	2.950%	1/15/52	32,895	24,377
	Target Corp.	4.800%	1/15/53	41,510	41,963
	Unilever Capital Corp.	2.625%	8/12/51	2,000	1,428
	Walmart Inc.	3.950%	6/28/38	24,957	23,977
	Walmart Inc.	5.625%	4/1/40	1,840	2,063
	Walmart Inc.	5.625%	4/15/41	3,695	4,204
	Walmart Inc.	4.000%	4/11/43	1,326	1,240
	Walmart Inc.	3.625%	12/15/47	13,145	11,484
	Walmart Inc.	2.950%	9/24/49	3,758	2,910
	Walmart Inc.	2.650%	9/22/51	3,000	2,193
	Walmart Inc.	4.500%	9/9/52	31,965	32,103
					594,482
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Energy (5.4%)
[8]	Antero Resources Corp.	5.375%	3/1/30	150	140
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	2,500	2,097
[8]	Bonanza Creek Energy Inc.	5.000%	10/15/26	115	108
	BP Capital Markets America Inc.	3.060%	6/17/41	25,555	20,388
	BP Capital Markets America Inc.	3.000%	2/24/50	2,000	1,459
	BP Capital Markets America Inc.	2.772%	11/10/50	37,140	25,772
	BP Capital Markets America Inc.	2.939%	6/4/51	54,570	39,021
	BP Capital Markets America Inc.	3.001%	3/17/52	26,280	18,938
	BP Capital Markets America Inc.	3.379%	2/8/61	50,005	37,440
	Burlington Resources LLC	5.950%	10/15/36	2,000	2,185
[8]	Cameron LNG LLC	3.701%	1/15/39	1,300	1,106
	Cheniere Energy Inc.	4.625%	10/15/28	145	138
	Cheniere Energy Partners LP	4.000%	3/1/31	170	153
	Cheniere Energy Partners LP	3.250%	1/31/32	115	96
	Chevron Corp.	3.078%	5/11/50	19,305	15,042
	Chevron USA Inc.	2.343%	8/12/50	3,620	2,450
[8]	CNX Resources Corp.	7.375%	1/15/31	65	63
	ConocoPhillips	5.900%	10/15/32	1,326	1,481
	ConocoPhillips Co.	3.758%	3/15/42	9,700	8,633
	ConocoPhillips Co.	4.300%	11/15/44	9,878	9,240
	ConocoPhillips Co.	3.800%	3/15/52	41,665	35,691
	ConocoPhillips Co.	4.025%	3/15/62	38,905	33,615
[8]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	85	83
[8]	CrownRock LP / CrownRock Finance Inc.	5.000%	5/1/29	75	69
	DCP Midstream Operating LP	5.625%	7/15/27	56	57
	DCP Midstream Operating LP	5.125%	5/15/29	180	180
	Diamondback Energy Inc.	4.250%	3/15/52	1,955	1,569
[8]	DT Midstream Inc.	4.125%	6/15/29	235	207
[8]	DT Midstream Inc.	4.375%	6/15/31	175	153
[8]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	150	148
	Energy Transfer LP	5.750%	2/15/33	3,080	3,170
	Energy Transfer Operating LP	5.000%	5/15/50	3,000	2,624
[8]	EnLink Midstream LLC	5.625%	1/15/28	50	49
	EnLink Midstream LLC	5.375%	6/1/29	125	121
	Enterprise Products Operating LLC	4.850%	3/15/44	15,000	14,249
	Enterprise Products Operating LLC	4.900%	5/15/46	1,500	1,414
	Enterprise Products Operating LLC	4.200%	1/31/50	1,500	1,283
	EOG Resources Inc.	3.900%	4/1/35	1,650	1,558
	EOG Resources Inc.	4.950%	4/15/50	16,580	17,116
[8]	EQM Midstream Partners LP	7.500%	6/1/27	85	85
[8]	EQM Midstream Partners LP	6.500%	7/1/27	145	142
	EQM Midstream Partners LP	5.500%	7/15/28	170	157
[8]	EQM Midstream Partners LP	7.500%	6/1/30	85	85
	Equinor ASA	3.625%	4/6/40	19,225	16,791
	Equinor ASA	4.250%	11/23/41	1,944	1,819

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	3.950%	5/15/43	35,350	31,629
	Equinor ASA	3.250%	11/18/49	18,640	14,639
	Equinor ASA	3.700%	4/6/50	19,800	16,904
[7]	Exxon Mobil Corp.	1.408%	6/26/39	115	85
	Exxon Mobil Corp.	2.995%	8/16/39	5,178	4,242
	Exxon Mobil Corp.	4.227%	3/19/40	5,000	4,779
	Exxon Mobil Corp.	3.567%	3/6/45	10,700	9,047
	Exxon Mobil Corp.	4.114%	3/1/46	35,010	31,920
	Exxon Mobil Corp.	3.095%	8/16/49	14,590	11,218
	Exxon Mobil Corp.	4.327%	3/19/50	68,181	64,198
	Exxon Mobil Corp.	3.452%	4/15/51	34,295	27,964
[8]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	28,861	23,690
	Genesis Energy LP / Genesis Energy Finance Corp.	6.500%	10/1/25	20	20
[8]	Hess Midstream Operations LP	5.500%	10/15/30	55	51
[8]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	35	33
[8]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	45	41
	KazMunayGas National Co. JSC	6.375%	10/24/48	1,425	1,220
	Kinder Morgan Inc.	5.450%	8/1/52	3,765	3,616
[8]	MEG Energy Corp.	5.875%	2/1/29	20	19
	MPLX LP	5.500%	2/15/49	10,000	9,543
	MPLX LP	4.950%	3/14/52	750	664
[8]	Northern Natural Gas Co.	3.400%	10/16/51	2,800	2,052
	Nustar Logistics LP	5.750%	10/1/25	35	35
	Nustar Logistics LP	6.375%	10/1/30	140	135
	Occidental Petroleum Corp.	5.500%	12/1/25	30	30
	Occidental Petroleum Corp.	5.550%	3/15/26	145	147
	Occidental Petroleum Corp.	6.375%	9/1/28	285	296
	Occidental Petroleum Corp.	6.125%	1/1/31	130	136
	Occidental Petroleum Corp.	6.600%	3/15/46	80	85
[8]	Parkland Corp.	4.500%	10/1/29	150	129
[8]	Permian Resources Operating LLC	7.750%	2/15/26	120	120
[8]	Permian Resources Operating LLC	5.875%	7/1/29	285	268
	Petroleos del Peru SA	5.625%	6/19/47	4,570	3,037
	Petroleos Mexicanos	6.625%	6/15/35	80	63
	Petroleos Mexicanos	6.500%	6/2/41	476	342
	Petroleos Mexicanos	6.750%	9/21/47	397	276
	Petroleos Mexicanos	6.350%	2/12/48	1,147	766
	Petronas Capital Ltd.	3.500%	4/21/30	8,245	7,710
	Shell International Finance BV	4.125%	5/11/35	19,405	18,850
	Shell International Finance BV	6.375%	12/15/38	2,121	2,479
	Shell International Finance BV	5.500%	3/25/40	13,990	15,082
	Shell International Finance BV	2.875%	11/26/41	15,345	11,954
	Shell International Finance BV	3.625%	8/21/42	1,000	862
	Shell International Finance BV	4.550%	8/12/43	19,195	18,586
	Shell International Finance BV	4.375%	5/11/45	40,595	38,334
	Shell International Finance BV	4.000%	5/10/46	37,137	33,070
	Shell International Finance BV	3.750%	9/12/46	63,375	54,066
	Shell International Finance BV	3.125%	11/7/49	5,000	3,821
	Shell International Finance BV	3.250%	4/6/50	16,730	13,079
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shell International Finance BV	3.000%	11/26/51	22,000	16,203
	Suncor Energy Inc.	3.750%	3/4/51	1,100	876
[8]	Tap Rock Resources LLC	7.000%	10/1/26	200	190
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	158	162
	Total Capital International SA	2.986%	6/29/41	28,045	22,456
	Total Capital International SA	3.461%	7/12/49	500	404
	Total Capital International SA	3.127%	5/29/50	44,285	33,838
[8]	Transocean Inc.	8.750%	2/15/30	40	41
[8]	Transocean Titan Financing Ltd.	8.375%	2/1/28	20	21
	Valero Energy Corp.	3.650%	12/1/51	1,600	1,224
	Valero Energy Corp.	4.000%	6/1/52	500	406
[8]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	240	214
[8]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	45	46
	Western Midstream Operating LP	4.500%	3/1/28	310	293
	Western Midstream Operating LP	4.300%	2/1/30	180	165
	Western Midstream Operating LP	5.500%	2/1/50	2,235	1,939
					878,195
Financials (17.5%)
	ACE Capital Trust II	9.700%	4/1/30	3,745	4,719
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	6,150	4,782
	Aflac Inc.	4.000%	10/15/46	1,697	1,432
	Allstate Corp.	4.200%	12/15/46	12,485	11,060
	American International Group Inc.	4.375%	6/30/50	3,305	3,012
	Aon Corp. / Aon Global Holdings plc	3.900%	2/28/52	4,600	3,799
[6]	AXA SA	5.625%	1/16/54	400	484
	Bank of America Corp.	2.572%	10/20/32	14,175	11,739
	Bank of America Corp.	2.972%	2/4/33	13,415	11,441
	Bank of America Corp.	5.015%	7/22/33	18,835	18,825
	Bank of America Corp.	6.110%	1/29/37	3,957	4,274
	Bank of America Corp.	4.244%	4/24/38	73,876	68,128
	Bank of America Corp.	4.078%	4/23/40	28,585	25,564
	Bank of America Corp.	2.676%	6/19/41	66,163	48,857
	Bank of America Corp.	5.875%	2/7/42	19,230	21,363
	Bank of America Corp.	3.311%	4/22/42	62,940	50,637
	Bank of America Corp.	4.443%	1/20/48	24,655	22,820
	Bank of America Corp.	3.946%	1/23/49	64,760	55,060
	Bank of America Corp.	4.330%	3/15/50	29,336	26,691
	Bank of America Corp.	4.083%	3/20/51	39,475	34,051
	Bank of America Corp.	2.831%	10/24/51	18,395	12,598
	Bank of America Corp.	2.972%	7/21/52	4,250	2,994
	Bank of America NA	6.000%	10/15/36	4,950	5,393
	Bank of New York Mellon Corp.	4.289%	6/13/33	26,880	26,021
	Bank of New York Mellon Corp.	5.834%	10/25/33	2,250	2,435
	Bank of New York Mellon Corp.	4.706%	2/1/34	6,160	6,135
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,000	1,965
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,000	1,926

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	11,500	10,755
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	44,185	41,667
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	8,420	6,077
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	3,000	2,039
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	62,665	54,039
[7]	Berkshire Hathaway Inc.	1.625%	3/16/35	400	348
	Berkshire Hathaway Inc.	4.500%	2/11/43	25,247	25,153
[8]	BNP Paribas SA	3.132%	1/20/33	18,335	15,493
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,500	1,377
	Chubb INA Holdings Inc.	4.350%	11/3/45	20,125	19,107
	Chubb INA Holdings Inc.	2.850%	12/15/51	1,000	724
	Chubb INA Holdings Inc.	3.050%	12/15/61	7,235	5,147
	Citigroup Inc.	3.878%	1/24/39	65,730	57,648
	Citigroup Inc.	5.316%	3/26/41	10,000	10,262
	Citigroup Inc.	5.875%	1/30/42	4,290	4,672
	Citigroup Inc.	2.904%	11/3/42	8,685	6,504
	Citigroup Inc.	4.650%	7/30/45	13,142	12,343
	Citigroup Inc.	4.650%	7/23/48	8,202	7,842
[8]	Commonwealth Bank of Australia	3.305%	3/11/41	3,000	2,243
	Cooperatieve Rabobank UA	5.250%	5/24/41	1,375	1,503
[8]	Corebridge Financial Inc.	4.350%	4/5/42	5,065	4,439
[8]	Corebridge Financial Inc.	4.400%	4/5/52	6,600	5,654
[7]	Credit Suisse Group AG	0.625%	1/18/33	500	340
	Equitable Holdings Inc.	5.000%	4/20/48	5,890	5,561
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	4,300	3,001
[8]	FMR LLC	6.450%	11/15/39	16,010	17,500
	GATX Corp.	3.100%	6/1/51	2,725	1,796
[6]	Goldman Sachs Group Inc.	6.875%	1/18/38	400	555
	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	123,682
	Goldman Sachs Group Inc.	4.411%	4/23/39	43,422	40,128
	Goldman Sachs Group Inc.	6.250%	2/1/41	12,170	13,810
	Goldman Sachs Group Inc.	3.210%	4/22/42	22,300	17,514
	Goldman Sachs Group Inc.	2.908%	7/21/42	20,480	15,316
	Goldman Sachs Group Inc.	3.436%	2/24/43	20,660	16,633
	Goldman Sachs Group Inc.	4.800%	7/8/44	3,000	2,899
	Goldman Sachs Group Inc.	5.150%	5/22/45	2,000	1,980
	Goldman Sachs Group Inc.	4.750%	10/21/45	5,864	5,681
	Hartford Financial Services Group Inc.	2.900%	9/15/51	4,800	3,325
	HSBC Holdings plc	7.625%	5/17/32	3,010	3,210
	HSBC Holdings plc	2.804%	5/24/32	23,660	19,506
	HSBC Holdings plc	5.402%	8/11/33	19,150	19,102
	HSBC Holdings plc	8.113%	11/3/33	6,000	6,876
	HSBC Holdings plc	6.500%	9/15/37	20,522	21,692
	HSBC Holdings plc	6.800%	6/1/38	48,749	51,893
[6]	HSBC Holdings plc	6.000%	3/29/40	400	486
	HSBC Holdings plc	6.100%	1/14/42	2,975	3,361
	HSBC Holdings plc	5.250%	3/14/44	2,200	2,104
	Intercontinental Exchange Inc.	1.850%	9/15/32	4,060	3,191
	Intercontinental Exchange Inc.	2.650%	9/15/40	1,000	745
	Intercontinental Exchange Inc.	4.250%	9/21/48	7,225	6,492
	Intercontinental Exchange Inc.	3.000%	6/15/50	7,920	5,716
	Intercontinental Exchange Inc.	4.950%	6/15/52	57,395	56,557
	Intercontinental Exchange Inc.	3.000%	9/15/60	600	408
	Intercontinental Exchange Inc.	5.200%	6/15/62	44,205	44,065
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Invesco Finance plc	5.375%	11/30/43	3,113	3,081
[7]	JAB Holdings BV	2.250%	12/19/39	300	233
	JPMorgan Chase & Co.	6.400%	5/15/38	40,799	46,920
	JPMorgan Chase & Co.	3.882%	7/24/38	49,712	44,053
	JPMorgan Chase & Co.	5.500%	10/15/40	32,390	34,504
	JPMorgan Chase & Co.	3.109%	4/22/41	18,000	14,252
	JPMorgan Chase & Co.	5.600%	7/15/41	6,286	6,749
	JPMorgan Chase & Co.	5.400%	1/6/42	3,000	3,163
	JPMorgan Chase & Co.	3.157%	4/22/42	27,500	21,710
	JPMorgan Chase & Co.	4.260%	2/22/48	36,921	33,407
	JPMorgan Chase & Co.	4.032%	7/24/48	32,890	28,731
	JPMorgan Chase & Co.	3.964%	11/15/48	105,345	91,072
	JPMorgan Chase & Co.	3.897%	1/23/49	42,355	36,113
	JPMorgan Chase & Co.	3.109%	4/22/51	19,160	14,088
	JPMorgan Chase & Co.	3.328%	4/22/52	35,205	26,833
	KeyBank NA	5.000%	1/26/33	7,565	7,582
[8]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	205	170
[8]	LSEGA Financing plc	3.200%	4/6/41	24,545	19,543
	M&T Bank Corp.	5.053%	1/27/34	30,130	30,048
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	3,985	3,646
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	6,515	4,663
	Marsh & McLennan Cos. Inc.	6.250%	11/1/52	1,500	1,806
[8]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	7,366	5,628
[8]	Massachusetts Mutual Life Insurance Co.	3.729%	10/15/70	15,195	11,092
	MetLife Inc.	4.125%	8/13/42	56,081	50,952
	MetLife Inc.	4.875%	11/13/43	10,000	9,942
	MetLife Inc.	4.050%	3/1/45	7,236	6,460
	MetLife Inc.	5.000%	7/15/52	10,705	10,857
	MetLife Inc.	5.250%	1/15/54	38,440	40,028
[8]	Midcap Financial Issuer Trust	5.625%	1/15/30	177	143
	Morgan Stanley	2.699%	1/22/31	16,850	14,610
	Morgan Stanley	7.250%	4/1/32	6,870	8,063
	Morgan Stanley	2.239%	7/21/32	35,310	28,661
	Morgan Stanley	4.889%	7/20/33	8,375	8,299
	Morgan Stanley	5.948%	1/19/38	8,990	9,158
	Morgan Stanley	3.971%	7/22/38	94,455	84,834
	Morgan Stanley	4.457%	4/22/39	6,850	6,478
	Morgan Stanley	3.217%	4/22/42	16,915	13,531
	Morgan Stanley	6.375%	7/24/42	36,920	43,101
	Morgan Stanley	4.300%	1/27/45	21,686	19,938
	Morgan Stanley	4.375%	1/22/47	22,750	21,314
	Morgan Stanley	5.597%	3/24/51	750	819
	Morgan Stanley	2.802%	1/25/52	2,725	1,875
	Nasdaq Inc.	2.500%	12/21/40	6,042	4,210
	Nasdaq Inc.	3.950%	3/7/52	1,000	820
[8]	Nationwide Mutual Insurance Co.	9.375%	8/15/39	24,046	32,987
[8]	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	11,847
[8]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	13,720	11,245
[8]	New York Life Insurance Co.	5.875%	5/15/33	36,125	38,762
[8]	New York Life Insurance Co.	4.450%	5/15/69	2,500	2,222
[8]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	7,376
[8]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	33,074	24,897
[8]	OneAmerica Financial Partners Inc.	4.250%	10/15/50	1,580	1,195
	OneMain Finance Corp.	3.500%	1/15/27	140	122

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	5.068%	1/24/34	12,025	12,124
	Progressive Corp.	4.125%	4/15/47	3,420	3,106
	Progressive Corp.	3.950%	3/26/50	1,670	1,463
	Prudential Financial Inc.	3.000%	3/10/40	3,250	2,583
	Prudential Financial Inc.	4.600%	5/15/44	1,139	1,107
	Prudential Financial Inc.	3.905%	12/7/47	1,420	1,213
	Prudential Financial Inc.	4.418%	3/27/48	390	359
	Prudential Financial Inc.	3.935%	12/7/49	1,560	1,329
	Prudential Financial Inc.	4.350%	2/25/50	1,548	1,408
	Prudential Financial Inc.	3.700%	3/13/51	6,484	5,352
[8]	Securian Financial Group Inc.	4.800%	4/15/48	4,146	3,498
[8]	Societe Generale SA	6.691%	1/10/34	12,655	13,525
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	2,300	1,663
[8]	Teachers Insurance & Annuity Assn. of America	3.300%	5/15/50	16,150	12,129
[8]	Temasek Financial I Ltd.	2.750%	8/2/61	41,455	29,208
	Travelers Cos. Inc.	4.600%	8/1/43	1,100	1,056
	Travelers Cos. Inc.	3.750%	5/15/46	2,954	2,472
	Travelers Cos. Inc.	4.000%	5/30/47	2,600	2,290
	Travelers Cos. Inc.	4.100%	3/4/49	15,000	13,194
	Travelers Cos. Inc.	3.050%	6/8/51	41,465	31,289
	Truist Financial Corp.	5.122%	1/26/34	7,155	7,244
[8]	UBS Group AG	5.959%	1/12/34	15,140	15,943
	US Bancorp	2.491%	11/3/36	2,000	1,595
	Voya Financial Inc.	5.700%	7/15/43	800	809
	Wachovia Corp.	5.500%	8/1/35	2,322	2,388
	Wells Fargo & Co.	3.350%	3/2/33	59,060	52,084
	Wells Fargo & Co.	4.897%	7/25/33	5,145	5,124
[6]	Wells Fargo & Co.	4.625%	11/2/35	800	961
	Wells Fargo & Co.	3.068%	4/30/41	16,910	13,213
	Wells Fargo & Co.	5.375%	11/2/43	55,167	55,687
	Wells Fargo & Co.	5.606%	1/15/44	119,265	123,600
	Wells Fargo & Co.	4.650%	11/4/44	3,957	3,649
	Wells Fargo & Co.	3.900%	5/1/45	3,837	3,268
	Wells Fargo & Co.	4.900%	11/17/45	18,930	17,961
	Wells Fargo & Co.	4.400%	6/14/46	33,292	29,409
	Wells Fargo & Co.	4.750%	12/7/46	43,559	40,105
	Wells Fargo & Co.	5.013%	4/4/51	46,250	45,544
	Wells Fargo & Co.	4.611%	4/25/53	5,300	4,944
	Wells Fargo Bank NA	6.600%	1/15/38	500	575
					2,866,670
Health Care (10.2%)
	Abbott Laboratories	4.750%	11/30/36	6,000	6,271
	Abbott Laboratories	5.300%	5/27/40	15,015	16,280
	Abbott Laboratories	4.900%	11/30/46	62,345	65,072
	AbbVie Inc.	4.300%	5/14/36	1,000	949
	AbbVie Inc.	4.050%	11/21/39	1,000	901
	AbbVie Inc.	4.875%	11/14/48	1,514	1,483
	AdventHealth Obligated Group	2.795%	11/15/51	3,000	2,055
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	7,315	6,665
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	15,205	11,770
[4]	Allina Health System	3.887%	4/15/49	3,569	3,033
	AmerisourceBergen Corp.	4.300%	12/15/47	5,879	5,304
	Amgen Inc.	3.150%	2/21/40	1,250	978
	Amgen Inc.	4.400%	2/22/62	3,300	2,831
	Ascension Health	3.106%	11/15/39	3,000	2,435
	AstraZeneca plc	4.375%	11/16/45	7,000	6,775
	AstraZeneca plc	2.125%	8/6/50	2,000	1,281
	AstraZeneca plc	3.000%	5/28/51	27,190	20,708
	Baptist Health South Florida Obligated Group	3.115%	11/15/71	2,200	1,383
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,400	1,085
	Baxter International Inc.	3.132%	12/1/51	23,800	16,358
	Baylor Scott & White Holdings	2.839%	11/15/50	8,710	6,221
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	11,255	7,710
	Bristol-Myers Squibb Co.	4.125%	6/15/39	24,337	22,891
	Bristol-Myers Squibb Co.	2.350%	11/13/40	28,285	20,656
	Bristol-Myers Squibb Co.	4.350%	11/15/47	5,000	4,715
	Bristol-Myers Squibb Co.	4.550%	2/20/48	777	756
	Bristol-Myers Squibb Co.	4.250%	10/26/49	99,690	91,840
	Bristol-Myers Squibb Co.	2.550%	11/13/50	5,000	3,407
	Bristol-Myers Squibb Co.	3.700%	3/15/52	7,380	6,234
	Bristol-Myers Squibb Co.	3.900%	3/15/62	42,835	36,205
[8]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	150	124
[8]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	85	70
	Children's Health System of Texas	2.511%	8/15/50	2,500	1,596
	Children's Hospital of Philadelphia	2.704%	7/1/50	1,250	847
	City of Hope	5.623%	11/15/43	1,944	1,999
	City of Hope	4.378%	8/15/48	1,671	1,462
[8]	CSL Finance plc	4.750%	4/27/52	16,200	15,781
	CVS Health Corp.	2.700%	8/21/40	2,100	1,518
[8]	DaVita Inc.	3.750%	2/15/31	310	241
	Dignity Health	4.500%	11/1/42	1,041	925
	Dignity Health	5.267%	11/1/64	758	732
	Elevance Health Inc.	6.100%	10/15/52	4,685	5,357
	Eli Lilly & Co.	3.950%	3/15/49	5,625	5,320
	Eli Lilly & Co.	2.250%	5/15/50	10,335	6,982
	Eli Lilly & Co.	2.500%	9/15/60	2,000	1,336
[8]	GE HealthCare Technologies Inc.	5.905%	11/22/32	15,555	16,844
[8]	GE HealthCare Technologies Inc.	6.377%	11/22/52	11,890	13,721
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	33,294	39,819
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	2,000	1,849
	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,250	872
	HCA Inc.	5.500%	6/15/47	2,000	1,887
	Inova Health System Foundation	4.068%	5/15/52	11,245	10,010
	Johnson & Johnson	3.550%	3/1/36	42,310	39,501
	Johnson & Johnson	3.625%	3/3/37	48,652	45,515
	Johnson & Johnson	3.400%	1/15/38	43,125	39,012
	Johnson & Johnson	2.100%	9/1/40	3,250	2,382
	Johnson & Johnson	3.700%	3/1/46	26,329	23,698
	Johnson & Johnson	3.750%	3/3/47	22,355	20,230
	Johnson & Johnson	2.450%	9/1/60	2,000	1,335
	Kaiser Foundation Hospitals	2.810%	6/1/41	17,350	13,401
	Kaiser Foundation Hospitals	4.875%	4/1/42	10,390	10,557
	Kaiser Foundation Hospitals	4.150%	5/1/47	17,944	16,469
	Kaiser Foundation Hospitals	3.266%	11/1/49	1,171	914
	Kaiser Foundation Hospitals	3.002%	6/1/51	44,155	32,807
	Mass General Brigham Inc.	3.192%	7/1/49	9,050	6,874
	Mass General Brigham Inc.	3.342%	7/1/60	34,775	25,545
	Mayo Clinic	3.774%	11/15/43	11,795	10,262
	Mayo Clinic	3.196%	11/15/61	23,785	16,943
[8]	Medline Borrower LP	3.875%	4/1/29	110	94
[8]	Medline Borrower LP	5.250%	10/1/29	70	59
	Medtronic Inc.	4.375%	3/15/35	4,115	4,093
	Medtronic Inc.	4.625%	3/15/45	16,809	16,898
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,000	1,798
	Merck & Co. Inc.	3.900%	3/7/39	2,000	1,846

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Merck & Co. Inc.	3.700%	2/10/45	70,945	62,775
	Merck & Co. Inc.	4.000%	3/7/49	5,944	5,415
	Merck & Co. Inc.	2.750%	12/10/51	3,500	2,525
	Merck & Co. Inc.	2.900%	12/10/61	2,180	1,519
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	2,000	1,420
	New York and Presbyterian Hospital	2.256%	8/1/40	4,077	2,889
	New York and Presbyterian Hospital	4.024%	8/1/45	12,210	10,856
	New York and Presbyterian Hospital	4.063%	8/1/56	3,743	3,272
	New York and Presbyterian Hospital	4.763%	8/1/16	5,250	4,714
	Northwell Healthcare Inc.	4.800%	11/1/42	1,041	936
	Northwell Healthcare Inc.	3.979%	11/1/46	1,944	1,580
	Northwell Healthcare Inc.	4.260%	11/1/47	947	809
	Northwell Healthcare Inc.	3.809%	11/1/49	3,784	2,915
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	3,500	2,391
	Novant Health Inc.	2.637%	11/1/36	2,000	1,567
	Novant Health Inc.	3.168%	11/1/51	5,500	4,074
	Novant Health Inc.	3.318%	11/1/61	26,665	19,400
	Novartis Capital Corp.	4.400%	5/6/44	24,840	24,676
	NYU Langone Hospitals	4.784%	7/1/44	1,944	1,872
	OhioHealth Corp.	2.834%	11/15/41	4,875	3,667
[8]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	210	191
[4]	Orlando Health Obligated Group	3.327%	10/1/50	1,350	987
	Partners Healthcare System Inc.	3.765%	7/1/48	6,455	5,415
	PeaceHealth Obligated Group	4.787%	11/15/48	6,015	5,604
	Pfizer Inc.	4.100%	9/15/38	20,280	19,511
	Pfizer Inc.	3.900%	3/15/39	34,185	31,735
	Pfizer Inc.	7.200%	3/15/39	31,767	40,755
	Pfizer Inc.	4.300%	6/15/43	2,865	2,786
	Pfizer Inc.	4.400%	5/15/44	8,165	8,056
	Pfizer Inc.	4.125%	12/15/46	10,834	10,235
	Pfizer Inc.	4.200%	9/15/48	14,686	13,949
	Piedmont Healthcare Inc.	2.719%	1/1/42	2,000	1,452
[4]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,605	3,724
[8]	Roche Holdings Inc.	2.607%	12/13/51	39,700	28,008
	Stanford Health Care	3.310%	8/15/30	2,140	1,972
	Stanford Health Care	3.027%	8/15/51	25,000	17,949
	Sutter Health	3.161%	8/15/40	22,915	18,001
	Sutter Health	3.361%	8/15/50	11,962	9,073
[7]	Takeda Pharmaceutical Co. Ltd.	2.000%	7/9/40	300	241
	Tenet Healthcare Corp.	4.625%	9/1/24	20	20
	Tenet Healthcare Corp.	4.875%	1/1/26	192	187
	Tenet Healthcare Corp.	6.250%	2/1/27	90	88
	Tenet Healthcare Corp.	6.125%	10/1/28	145	135
	Tenet Healthcare Corp.	4.250%	6/1/29	133	118
[7]	Thermo Fisher Scientific Finance I BV	2.000%	10/18/51	500	361
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	4,000	3,141
	UnitedHealth Group Inc.	5.350%	2/15/33	14,260	15,177
	UnitedHealth Group Inc.	4.625%	7/15/35	10,000	10,100
	UnitedHealth Group Inc.	5.800%	3/15/36	34,886	38,709
	UnitedHealth Group Inc.	6.875%	2/15/38	6,575	8,041
	UnitedHealth Group Inc.	3.500%	8/15/39	20,796	18,056
	UnitedHealth Group Inc.	2.750%	5/15/40	1,520	1,175
	UnitedHealth Group Inc.	3.050%	5/15/41	21,325	17,046
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.375%	3/15/42	23,917	22,670
	UnitedHealth Group Inc.	3.950%	10/15/42	4,316	3,937
	UnitedHealth Group Inc.	4.750%	7/15/45	48,920	49,121
	UnitedHealth Group Inc.	4.200%	1/15/47	1,345	1,228
	UnitedHealth Group Inc.	4.250%	4/15/47	14,906	13,745
	UnitedHealth Group Inc.	3.750%	10/15/47	25,610	21,915
	UnitedHealth Group Inc.	4.250%	6/15/48	27,767	25,593
	UnitedHealth Group Inc.	4.450%	12/15/48	2,890	2,746
	UnitedHealth Group Inc.	3.700%	8/15/49	21,722	18,388
	UnitedHealth Group Inc.	2.900%	5/15/50	3,000	2,195
	UnitedHealth Group Inc.	3.250%	5/15/51	25,845	20,227
	UnitedHealth Group Inc.	4.750%	5/15/52	9,165	9,079
	UnitedHealth Group Inc.	5.875%	2/15/53	45,155	51,756
	UnitedHealth Group Inc.	4.950%	5/15/62	20,415	20,580
	UnitedHealth Group Inc.	6.050%	2/15/63	9,415	11,012
	Wyeth LLC	6.500%	2/1/34	1,240	1,450
	Wyeth LLC	5.950%	4/1/37	53,438	60,616
	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,250	797
					1,662,102
Industrials (4.5%)
	3M Co.	3.250%	8/26/49	1,700	1,245
	3M Co.	3.700%	4/15/50	22,300	17,836
[8]	Air Canada	3.875%	8/15/26	195	180
[7]	Airbus SE	2.375%	6/9/40	300	257
[8]	Allison Transmission Inc.	4.750%	10/1/27	221	209
[8]	American Airlines Inc.	11.750%	7/15/25	50	56
[8]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	150	147
[4,8]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	730	707
[8]	Aramark Services Inc.	6.375%	5/1/25	80	80
[7]	Bouygues SA	5.375%	6/30/42	200	241
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,658	1,976
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	10,000	11,003
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,000	2,030
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	23,452
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	38,874
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	10,699
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	500	518
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	19,000	19,089
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	41,612
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	11,283
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	10,800
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,142	2,802
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	18,399	16,668
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	19,445	15,997
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	4,000	2,997
	Burlington Northern Santa Fe LLC	3.300%	9/15/51	17,015	13,388
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	5,830	4,207

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	5,025	4,794
	Canadian National Railway Co.	3.200%	8/2/46	1,000	792
	Canadian National Railway Co.	3.650%	2/3/48	28,169	24,069
	Canadian National Railway Co.	4.450%	1/20/49	10,180	9,761
	Canadian National Railway Co.	4.400%	8/5/52	2,405	2,285
	Canadian Pacific Railway Co.	3.100%	12/2/51	4,490	3,317
[8]	Cargo Aircraft Management Inc.	4.750%	2/1/28	100	90
	Caterpillar Inc.	6.050%	8/15/36	2,968	3,411
	Caterpillar Inc.	3.803%	8/15/42	26,112	23,670
[8]	Chart Industries Inc.	7.500%	1/1/30	30	31
[8]	Chart Industries Inc.	9.500%	1/1/31	20	21
[8]	Clean Harbors Inc.	6.375%	2/1/31	34	35
	CSX Corp.	4.500%	11/15/52	3,750	3,479
	Delta Air Lines Inc.	2.900%	10/28/24	70	67
	Delta Air Lines Inc.	3.750%	10/28/29	160	142
	Eaton Corp.	4.700%	8/23/52	11,065	10,776
	Emerson Electric Co.	2.800%	12/21/51	3,130	2,197
[8]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	3,240	2,303
[8]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	53	52
[6]	Gatwick Funding Ltd.	2.875%	7/5/51	400	317
	General Dynamics Corp.	4.250%	4/1/40	7,325	7,113
	General Dynamics Corp.	4.250%	4/1/50	701	671
[7]	General Electric Co.	2.125%	5/17/37	300	263
	Honeywell International Inc.	5.000%	2/15/33	6,990	7,361
[7]	Honeywell International Inc.	4.125%	11/2/34	358	400
	Honeywell International Inc.	5.700%	3/15/36	10,300	11,398
	Honeywell International Inc.	5.700%	3/15/37	6,250	6,909
[4]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	1,238	1,037
[8]	LBJ Infrastructure Group LLC	3.797%	12/31/57	14,570	10,017
	Lockheed Martin Corp.	5.250%	1/15/33	2,670	2,850
	Lockheed Martin Corp.	3.600%	3/1/35	2,000	1,851
	Lockheed Martin Corp.	4.500%	5/15/36	12,189	12,139
	Lockheed Martin Corp.	4.070%	12/15/42	5,284	4,855
	Lockheed Martin Corp.	3.800%	3/1/45	8,572	7,498
	Lockheed Martin Corp.	4.700%	5/15/46	4,544	4,554
	Lockheed Martin Corp.	2.800%	6/15/50	26,945	19,833
	Lockheed Martin Corp.	4.090%	9/15/52	29,552	27,183
	Lockheed Martin Corp.	4.150%	6/15/53	61,695	56,589
	Lockheed Martin Corp.	4.300%	6/15/62	2,530	2,330
	Lockheed Martin Corp.	5.900%	11/15/63	12,770	14,960
[8]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	366	370
	Norfolk Southern Corp.	4.550%	6/1/53	3,390	3,163
	Northrop Grumman Corp.	5.250%	5/1/50	700	733
	Raytheon Technologies Corp.	5.400%	5/1/35	1,260	1,323
	Raytheon Technologies Corp.	5.700%	4/15/40	1,000	1,075
	Raytheon Technologies Corp.	4.200%	12/15/44	1,000	856
	Raytheon Technologies Corp.	4.050%	5/4/47	4,000	3,548
	Rockwell Automation Inc.	2.800%	8/15/61	17,445	11,518
[8]	Rolls-Royce plc	5.750%	10/15/27	760	739
	Sitios Latinoamerica SAB de CV	5.375%	4/4/32	7,583	7,104
[8]	Spirit AeroSystems Inc.	7.500%	4/15/25	29	29
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Spirit AeroSystems Inc.	4.600%	6/15/28	74	63
[8]	Spirit AeroSystems Inc.	9.375%	11/30/29	74	80
[8]	TopBuild Corp.	3.625%	3/15/29	45	38
[8]	TopBuild Corp.	4.125%	2/15/32	85	72
[8]	TransDigm Inc.	8.000%	12/15/25	230	235
[8]	TransDigm Inc.	6.250%	3/15/26	574	574
	TransDigm Inc.	5.500%	11/15/27	47	45
	Union Pacific Corp.	3.600%	9/15/37	18,335	16,271
	Union Pacific Corp.	3.375%	2/14/42	18,525	15,630
	Union Pacific Corp.	2.950%	3/10/52	39,160	28,323
	Union Pacific Corp.	3.500%	2/14/53	38,165	30,845
	Union Pacific Corp.	3.550%	5/20/61	5,660	4,415
	Union Pacific Corp.	5.150%	1/20/63	31,730	32,837
	Union Pacific Corp.	3.850%	2/14/72	20,415	16,449
[4]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	1,719	1,423
[8]	United Airlines Inc.	4.375%	4/15/26	405	385
[8]	United Airlines Inc.	4.625%	4/15/29	300	274
	United Parcel Service Inc.	4.875%	11/15/40	3,000	3,059
	United Parcel Service Inc.	4.250%	3/15/49	2,000	1,881
	United Parcel Service Inc.	3.400%	9/1/49	3,837	3,173
	United Parcel Service Inc.	5.300%	4/1/50	2,205	2,413
					728,716
Materials (0.7%)
[8]	Advanced Drainage Systems Inc.	6.375%	6/15/30	50	50
	Air Products and Chemicals Inc.	2.700%	5/15/40	2,995	2,376
	Air Products and Chemicals Inc.	2.800%	5/15/50	1,000	745
[8]	Arconic Corp.	6.000%	5/15/25	45	45
[8]	Arconic Corp.	6.125%	2/15/28	95	92
[8]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	102	100
[8]	Avient Corp.	7.125%	8/1/30	150	152
[8]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	95	90
	Ball Corp.	6.875%	3/15/28	100	103
	Ball Corp.	2.875%	8/15/30	324	266
	Ball Corp.	3.125%	9/15/31	165	135
[8]	Berry Global Inc.	4.875%	7/15/26	236	230
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	17,947	16,778
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,311	4,466
[8]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	160	158
[8]	Canpack SA / Canpack US LLC	3.875%	11/15/29	405	336
[8]	Chemours Co.	4.625%	11/15/29	385	322
[8]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	16,105	12,423
[7]	Dow Chemical Co.	1.875%	3/15/40	200	149
	Ecolab Inc.	3.950%	12/1/47	1,558	1,368
	Ecolab Inc.	2.125%	8/15/50	1,380	841
	Ecolab Inc.	2.700%	12/15/51	34,110	23,136
[8]	Element Solutions Inc.	3.875%	9/1/28	127	113
	Freeport-McMoRan Inc.	5.400%	11/14/34	700	698
	Freeport-McMoRan Inc.	5.450%	3/15/43	65	63
[8]	Graham Packaging Co. Inc.	7.125%	8/15/28	165	145
[8]	Graphic Packaging International LLC	3.500%	3/15/28	72	65
[8]	Hudbay Minerals Inc.	4.500%	4/1/26	445	410
[8]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	60	55

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Ingevity Corp.	3.875%	11/1/28	80	70
[8]	Kaiser Aluminum Corp.	4.500%	6/1/31	245	207
	Linde Inc.	3.550%	11/7/42	1,799	1,537
[8]	Novelis Corp.	4.750%	1/30/30	180	165
[8]	Novelis Corp.	3.875%	8/15/31	134	113
[8]	Olympus Water US Holding Corp.	4.250%	10/1/28	33	28
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,000	2,113
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	31,810	22,768
	Rio Tinto Finance USA plc	4.125%	8/21/42	29,895	27,596
[8]	Sealed Air Corp.	6.125%	2/1/28	45	45
[8]	SPCM SA	3.125%	3/15/27	90	79
[8]	SPCM SA	3.375%	3/15/30	240	203
[8]	Unifrax Escrow Issuer Corp.	5.250%	9/30/28	175	149
					120,983
Real Estate (0.4%)
	Agree LP	2.600%	6/15/33	1,760	1,409
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	750	682
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	1,935	1,586
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	3,520	2,421
	Alexandria Real Estate Equities Inc.	3.550%	3/15/52	4,650	3,554
	American Homes 4 Rent LP	3.375%	7/15/51	1,925	1,327
	Boston Properties LP	2.450%	10/1/33	1,650	1,256
	Corporate Office Properties LP	2.900%	12/1/33	1,735	1,272
	Equinix Inc.	3.400%	2/15/52	3,356	2,486
	ERP Operating LP	4.500%	7/1/44	2,569	2,396
	Essex Portfolio LP	4.500%	3/15/48	1,700	1,472
	Mid-America Apartments LP	2.875%	9/15/51	2,250	1,566
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	435	307
	National Retail Properties Inc.	4.800%	10/15/48	500	445
	National Retail Properties Inc.	3.100%	4/15/50	3,400	2,267
	National Retail Properties Inc.	3.500%	4/15/51	3,330	2,426
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	3,000	2,773
[7]	Prologis International Funding II SA	1.625%	6/17/32	638	545
	SBA Communications Corp.	3.125%	2/1/29	195	165
	Simon Property Group LP	4.250%	10/1/44	715	607
	Simon Property Group LP	3.250%	9/13/49	33,520	24,430
	Simon Property Group LP	3.800%	7/15/50	4,500	3,625
[8]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	80	79
[7]	Vonovia Finance BV	1.625%	10/7/39	300	211
					59,307
Technology (9.9%)
	Advanced Micro Devices Inc.	4.393%	6/1/52	3,410	3,178
	Apple Inc.	2.375%	2/8/41	18,015	13,423
	Apple Inc.	3.850%	5/4/43	49,484	44,941
	Apple Inc.	3.450%	2/9/45	45,360	38,701
	Apple Inc.	4.375%	5/13/45	25,166	24,487
	Apple Inc.	4.650%	2/23/46	35,107	35,358
	Apple Inc.	3.850%	8/4/46	42,955	38,575
	Apple Inc.	4.250%	2/9/47	39,099	37,570
	Apple Inc.	3.750%	11/13/47	24,095	21,182
	Apple Inc.	2.950%	9/11/49	34,025	25,762
	Apple Inc.	2.400%	8/20/50	2,000	1,351
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	2.650%	2/8/51	59,650	42,205
	Apple Inc.	2.700%	8/5/51	53,725	38,247
	Apple Inc.	3.950%	8/8/52	33,965	30,495
	Apple Inc.	2.550%	8/20/60	7,000	4,569
	Apple Inc.	2.850%	8/5/61	1,600	1,114
	Apple Inc.	4.100%	8/8/62	27,070	24,151
	Applied Materials Inc.	5.100%	10/1/35	95	100
	Applied Materials Inc.	4.350%	4/1/47	1,775	1,701
	Cisco Systems Inc.	5.900%	2/15/39	23,465	26,831
	Cisco Systems Inc.	5.500%	1/15/40	17,202	19,005
[8]	CommScope Inc.	6.000%	3/1/26	65	62
[8]	CommScope Inc.	7.125%	7/1/28	136	107
	Dell International LLC / EMC Corp.	5.750%	2/1/33	9,783	9,782
	Dell International LLC / EMC Corp.	8.100%	7/15/36	1,727	2,021
[8]	Dell International LLC / EMC Corp.	3.375%	12/15/41	3,000	2,158
[8]	Entegris Escrow Corp.	4.750%	4/15/29	1,980	1,858
[8]	Entegris Escrow Corp.	5.950%	6/15/30	490	471
[8]	Imola Merger Corp.	4.750%	5/15/29	145	126
	Intel Corp.	4.100%	5/19/46	7,330	6,326
	Intel Corp.	4.100%	5/11/47	33,355	28,411
	Intel Corp.	3.734%	12/8/47	56,122	44,593
	Intel Corp.	3.250%	11/15/49	42,600	30,760
	Intel Corp.	4.750%	3/25/50	5,500	5,083
	Intel Corp.	3.050%	8/12/51	17,768	12,341
	Intel Corp.	4.900%	8/5/52	30,645	28,911
	Intel Corp.	3.100%	2/15/60	19,740	13,103
	Intel Corp.	3.200%	8/12/61	3,400	2,293
	Intel Corp.	5.050%	8/5/62	33,265	31,124
	International Business Machines Corp.	4.150%	5/15/39	39,305	35,563
	International Business Machines Corp.	4.000%	6/20/42	2,133	1,859
	International Business Machines Corp.	4.250%	5/15/49	37,215	32,964
	International Business Machines Corp.	3.430%	2/9/52	13,845	10,506
	International Business Machines Corp.	4.900%	7/27/52	23,500	22,863
	KLA Corp.	5.000%	3/15/49	1,256	1,249
	KLA Corp.	4.950%	7/15/52	3,790	3,810
	Mastercard Inc.	3.950%	2/26/48	25,075	23,175
	Mastercard Inc.	3.650%	6/1/49	2,422	2,132
	Mastercard Inc.	3.850%	3/26/50	4,500	4,083
	Mastercard Inc.	2.950%	3/15/51	3,000	2,319
[8]	McAfee Corp.	7.375%	2/15/30	240	198
	Microsoft Corp.	3.500%	2/12/35	14,553	13,712
	Microsoft Corp.	2.525%	6/1/50	200,363	142,834
	Microsoft Corp.	2.921%	3/17/52	119,501	91,349
	Microsoft Corp.	2.675%	6/1/60	68,199	47,352
	Microsoft Corp.	3.041%	3/17/62	49,409	37,414
[8]	MSCI Inc.	3.625%	9/1/30	125	109
	NVIDIA Corp.	3.500%	4/1/40	22,525	19,588
	NVIDIA Corp.	3.500%	4/1/50	22,660	18,542
	NVIDIA Corp.	3.700%	4/1/60	13,140	10,716
	Oracle Corp.	6.500%	4/15/38	42,605	47,003
	Oracle Corp.	5.375%	7/15/40	19,240	18,785
	Oracle Corp.	4.125%	5/15/45	24,805	20,114
	Oracle Corp.	4.000%	7/15/46	22,790	18,072
	Oracle Corp.	6.900%	11/9/52	7,600	8,788
	QUALCOMM Inc.	4.800%	5/20/45	12,300	12,291
	QUALCOMM Inc.	4.300%	5/20/47	41,225	38,203
	QUALCOMM Inc.	4.500%	5/20/52	19,500	18,453
	QUALCOMM Inc.	6.000%	5/20/53	25,365	29,115
	S&P Global Inc.	3.250%	12/1/49	2,000	1,560
[8]	S&P Global Inc.	3.700%	3/1/52	64,678	54,582

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Sabre GLBL Inc.	7.375%	9/1/25	94	93
	salesforce.com Inc.	2.700%	7/15/41	3,824	2,886
	salesforce.com Inc.	2.900%	7/15/51	30,670	21,908
	salesforce.com Inc.	3.050%	7/15/61	26,175	18,072
[8]	SS&C Technologies Inc.	5.500%	9/30/27	287	276
	Texas Instruments Inc.	3.875%	3/15/39	6,056	5,657
	Texas Instruments Inc.	4.100%	8/16/52	1,250	1,191
	Visa Inc.	4.150%	12/14/35	20,145	19,922
	Visa Inc.	2.700%	4/15/40	4,500	3,595
	Visa Inc.	4.300%	12/14/45	38,196	37,144
	Visa Inc.	3.650%	9/15/47	37,123	32,696
	Visa Inc.	2.000%	8/15/50	3,350	2,127
					1,627,346
Utilities (15.6%)
	AEP Transmission Co. LLC	3.750%	12/1/47	38,300	32,237
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	5,056
	AEP Transmission Co. LLC	3.800%	6/15/49	5,436	4,578
	AEP Transmission Co. LLC	3.150%	9/15/49	5,763	4,340
	AEP Transmission Co. LLC	3.650%	4/1/50	3,525	2,900
	AEP Transmission Co. LLC	4.500%	6/15/52	8,950	8,529
	Alabama Power Co.	6.000%	3/1/39	7,535	8,225
	Alabama Power Co.	5.500%	3/15/41	26,874	27,242
	Alabama Power Co.	5.200%	6/1/41	14,920	14,688
	Alabama Power Co.	3.850%	12/1/42	1,065	906
	Alabama Power Co.	3.750%	3/1/45	23,325	19,308
	Alabama Power Co.	3.450%	10/1/49	1,944	1,500
	Alabama Power Co.	3.125%	7/15/51	2,700	1,973
	Alabama Power Co.	3.000%	3/15/52	4,920	3,504
	Ameren Illinois Co.	4.500%	3/15/49	26,150	25,381
	Ameren Illinois Co.	2.900%	6/15/51	3,000	2,156
	Ameren Illinois Co.	5.900%	12/1/52	3,310	3,847
	American Water Capital Corp.	3.750%	9/1/47	2,380	1,986
	American Water Capital Corp.	3.450%	5/1/50	17,780	13,989
	Appalachian Power Co.	6.700%	8/15/37	17,970	19,830
	Appalachian Power Co.	4.400%	5/15/44	1,995	1,753
	Appalachian Power Co.	3.700%	5/1/50	3,760	3,008
	Atmos Energy Corp.	4.150%	1/15/43	1,420	1,265
	Atmos Energy Corp.	4.125%	10/15/44	2,150	1,891
	Atmos Energy Corp.	3.375%	9/15/49	2,890	2,263
	Atmos Energy Corp.	5.750%	10/15/52	17,575	19,754
	Baltimore Gas and Electric Co.	6.350%	10/1/36	1,165	1,300
	Baltimore Gas and Electric Co.	4.250%	9/15/48	26,475	23,615
	Baltimore Gas and Electric Co.	4.550%	6/1/52	3,705	3,492
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	6,612	7,342
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	4,890	5,316
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	25,000	25,326
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	40,686
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	5,000	4,639
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,730	2,635
[8]	Brooklyn Union Gas Co.	4.487%	3/4/49	35,000	28,860
[8]	Calpine Corp.	5.125%	3/15/28	295	267
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	5,200	3,751
	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	1,330	1,051
	CenterPoint Energy Houston Electric LLC	3.600%	3/1/52	2,000	1,657
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	3,800	3,846
	CenterPoint Energy Inc.	3.700%	9/1/49	1,244	991
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	2,615	2,264
[6]	Centrica plc	7.000%	9/19/33	200	279
[8]	Centrica plc	5.375%	10/16/43	3,800	3,578
	CMS Energy Corp.	4.875%	3/1/44	1,902	1,816
[8]	Comision Federal de Electricidad	3.875%	7/26/33	570	453
	Comision Federal de Electricidad	3.875%	7/26/33	1,675	1,334
	Commonwealth Edison Co.	5.900%	3/15/36	2,370	2,584
	Commonwealth Edison Co.	3.800%	10/1/42	20,733	17,945
	Commonwealth Edison Co.	4.600%	8/15/43	15,205	14,630
	Commonwealth Edison Co.	4.700%	1/15/44	15,891	15,447
	Commonwealth Edison Co.	3.700%	3/1/45	17,765	14,825
	Commonwealth Edison Co.	4.350%	11/15/45	11,060	10,077
	Commonwealth Edison Co.	3.650%	6/15/46	11,552	9,442
	Commonwealth Edison Co.	4.000%	3/1/48	8,765	7,708
	Commonwealth Edison Co.	4.000%	3/1/49	13,485	11,672
	Commonwealth Edison Co.	3.000%	3/1/50	2,000	1,468
	Commonwealth Edison Co.	3.125%	3/15/51	2,060	1,536
	Commonwealth Edison Co.	2.750%	9/1/51	1,500	1,034
	Commonwealth Edison Co.	3.850%	3/15/52	1,500	1,276
	Commonwealth Edison Co.	5.300%	2/1/53	2,170	2,315
	Connecticut Light and Power Co.	6.350%	6/1/36	14,382	15,985
	Connecticut Light and Power Co.	4.300%	4/15/44	1,390	1,275
	Connecticut Light and Power Co.	4.150%	6/1/45	17,480	15,632
	Connecticut Light and Power Co.	4.000%	4/1/48	6,645	5,986
	Connecticut Light and Power Co.	5.250%	1/15/53	2,100	2,249
	Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	691	691
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,947	10,630
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	11,921
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	9,600	11,245
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,668	8,952
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	852	891
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,501	9,390
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	7,488
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	50,016	46,170
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	5,227
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	7,000	5,836
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,000	823
	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	6,790	6,333
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	4,044	3,511
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,000	858
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	38,807	28,887
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	7,315	8,507

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	5,425	5,000
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	2,437	2,185
	Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	25,563	17,420
	Consolidated Edison Co. of New York Inc.	3.600%	6/15/61	2,195	1,720
	Consumers Energy Co.	3.250%	8/15/46	1,000	776
	Consumers Energy Co.	3.750%	2/15/50	1,944	1,636
	Consumers Energy Co.	3.100%	8/15/50	33,646	25,077
	Consumers Energy Co.	2.650%	8/15/52	19,985	13,644
	Consumers Energy Co.	4.200%	9/1/52	11,380	10,392
	Consumers Energy Co.	2.500%	5/1/60	21,681	13,211
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	11,775	13,098
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	3,000	3,130
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	2,340	2,217
	DTE Electric Co.	4.300%	7/1/44	1,220	1,126
	DTE Electric Co.	3.700%	3/15/45	2,910	2,470
	DTE Electric Co.	2.950%	3/1/50	2,235	1,639
	DTE Electric Co.	3.250%	4/1/51	2,000	1,539
	DTE Electric Co.	3.650%	3/1/52	10,715	8,899
	Duke Energy Carolinas LLC	6.100%	6/1/37	11,230	12,426
	Duke Energy Carolinas LLC	5.300%	2/15/40	8,910	9,302
	Duke Energy Carolinas LLC	4.250%	12/15/41	16,300	14,957
	Duke Energy Carolinas LLC	4.000%	9/30/42	42,092	36,931
	Duke Energy Carolinas LLC	3.750%	6/1/45	1,643	1,377
	Duke Energy Carolinas LLC	3.875%	3/15/46	2,000	1,684
	Duke Energy Carolinas LLC	3.700%	12/1/47	1,500	1,231
	Duke Energy Carolinas LLC	3.200%	8/15/49	15,122	11,458
	Duke Energy Carolinas LLC	3.450%	4/15/51	13,045	10,262
	Duke Energy Carolinas LLC	3.550%	3/15/52	5,320	4,300
	Duke Energy Carolinas LLC	5.350%	1/15/53	4,930	5,209
[7]	Duke Energy Corp.	3.850%	6/15/34	600	604
	Duke Energy Corp.	4.200%	6/15/49	3,645	3,087
	Duke Energy Corp.	5.000%	8/15/52	16,620	15,884
	Duke Energy Florida LLC	6.350%	9/15/37	758	868
	Duke Energy Florida LLC	5.650%	4/1/40	1,200	1,277
	Duke Energy Florida LLC	3.850%	11/15/42	1,466	1,253
	Duke Energy Florida LLC	3.400%	10/1/46	2,000	1,549
	Duke Energy Florida LLC	4.200%	7/15/48	1,000	893
	Duke Energy Florida LLC	3.000%	12/15/51	2,450	1,780
	Duke Energy Indiana LLC	6.120%	10/15/35	1,000	1,077
	Duke Energy Indiana LLC	6.350%	8/15/38	775	892
	Duke Energy Indiana LLC	6.450%	4/1/39	10,411	11,829
	Duke Energy Indiana LLC	4.200%	3/15/42	12,700	11,096
	Duke Energy Indiana LLC	4.900%	7/15/43	29,514	29,381
	Duke Energy Indiana LLC	2.750%	4/1/50	9,000	6,109
	Duke Energy Ohio Inc.	3.700%	6/15/46	10,325	8,129
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,000	868
	Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,009
	Duke Energy Progress LLC	4.100%	3/15/43	23,186	20,657
	Duke Energy Progress LLC	4.150%	12/1/44	29,945	26,605
	Duke Energy Progress LLC	4.200%	8/15/45	22,105	19,672
	Duke Energy Progress LLC	3.700%	10/15/46	22,000	17,747
	Duke Energy Progress LLC	3.600%	9/15/47	2,000	1,601
	Duke Energy Progress LLC	2.500%	8/15/50	1,000	647
	Duke Energy Progress LLC	2.900%	8/15/51	14,785	10,367
	Duke Energy Progress LLC	4.000%	4/1/52	7,295	6,248
[7]	Engie SA	2.000%	9/28/37	600	503
	Entergy Arkansas LLC	2.650%	6/15/51	2,665	1,773
	Entergy Louisiana LLC	4.000%	3/15/33	651	615
	Entergy Louisiana LLC	4.950%	1/15/45	1,046	988
	Entergy Louisiana LLC	4.200%	9/1/48	1,400	1,241
	Entergy Louisiana LLC	4.200%	4/1/50	1,500	1,316
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	2.900%	3/15/51	2,800	1,957
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,112	984
	Evergy Kansas Central Inc.	4.625%	9/1/43	1,231	1,101
	Evergy Kansas Central Inc.	3.250%	9/1/49	8,050	6,063
	Evergy Kansas Central Inc.	3.450%	4/15/50	500	391
	Exelon Corp.	4.100%	3/15/52	2,365	2,049
	FirstEnergy Corp.	2.650%	3/1/30	1,475	1,260
	Florida Power & Light Co.	5.650%	2/1/37	1,500	1,605
	Florida Power & Light Co.	5.960%	4/1/39	947	1,060
	Florida Power & Light Co.	5.690%	3/1/40	663	727
	Florida Power & Light Co.	5.250%	2/1/41	2,779	2,915
	Florida Power & Light Co.	3.950%	3/1/48	5,859	5,173
	Florida Power & Light Co.	3.990%	3/1/49	2,890	2,574
	Georgia Power Co.	4.750%	9/1/40	33,945	32,542
	Georgia Power Co.	4.300%	3/15/42	10,641	9,599
	Georgia Power Co.	3.700%	1/30/50	17,230	13,724
[4]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	17,551	17,290
	Kentucky Utilities Co.	5.125%	11/1/40	2,894	2,921
	Kentucky Utilities Co.	4.375%	10/1/45	18,000	16,244
	Kentucky Utilities Co.	3.300%	6/1/50	1,900	1,430
	Louisville Gas and Electric Co.	4.250%	4/1/49	17,050	15,233
[8]	Massachusetts Electric Co.	4.004%	8/15/46	10,890	8,482
	MidAmerican Energy Co.	5.800%	10/15/36	1,473	1,630
	MidAmerican Energy Co.	4.800%	9/15/43	22,525	22,263
	MidAmerican Energy Co.	4.250%	5/1/46	24,721	22,077
	MidAmerican Energy Co.	3.950%	8/1/47	2,000	1,767
	MidAmerican Energy Co.	3.650%	8/1/48	2,780	2,328
	MidAmerican Energy Co.	4.250%	7/15/49	15,510	14,198
	MidAmerican Energy Co.	3.150%	4/15/50	1,000	768
	MidAmerican Energy Co.	2.700%	8/1/52	1,250	872
[8]	Monongahela Power Co.	5.400%	12/15/43	10,640	10,898
[6]	National Grid Electricity Transmission plc	2.750%	2/6/35	600	586
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,100	1,987
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	13,055	11,714
	Nevada Power Co.	6.650%	4/1/36	5,830	6,765
	Nevada Power Co.	5.450%	5/15/41	21,620	21,867
[8]	New England Power Co.	2.807%	10/6/50	15,615	10,455
	Northern States Power Co.	6.250%	6/1/36	780	878
	Northern States Power Co.	6.200%	7/1/37	1,944	2,198
	Northern States Power Co.	5.350%	11/1/39	758	799
	Northern States Power Co.	3.400%	8/15/42	1,000	831
	Northern States Power Co.	4.000%	8/15/45	805	709
	Northern States Power Co.	3.600%	9/15/47	12,525	10,321
	Northern States Power Co.	4.200%	9/1/48	12,250	10,342
	Northern States Power Co.	2.600%	6/1/51	14,765	10,125
	Northern States Power Co.	4.500%	6/1/52	5,330	5,161
	NRG Energy Inc.	6.625%	1/15/27	24	24
	NSTAR Electric Co.	3.100%	6/1/51	1,000	746
	NSTAR Electric Co.	4.950%	9/15/52	7,320	7,530
	Oglethorpe Power Corp.	5.050%	10/1/48	8,535	7,847
	Ohio Power Co.	4.000%	6/1/49	734	628
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,420	1,807
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,103	3,240
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	7,120	6,112
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,908	14,554
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	3,665	3,296

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,420	1,220
	Oncor Electric Delivery Co. LLC	3.700%	5/15/50	255	216
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	10,080	7,094
	PacifiCorp	5.250%	6/15/35	1,232	1,284
	PacifiCorp	6.100%	8/1/36	14,920	16,228
	PacifiCorp	6.250%	10/15/37	7,772	8,770
	PacifiCorp	6.350%	7/15/38	35,944	41,116
	PacifiCorp	6.000%	1/15/39	32,206	35,265
	PacifiCorp	4.100%	2/1/42	19,700	17,436
	PacifiCorp	4.125%	1/15/49	5,737	5,053
	PacifiCorp	4.150%	2/15/50	44,530	39,475
	PacifiCorp	2.900%	6/15/52	7,299	5,214
	PacifiCorp	5.350%	12/1/53	3,950	4,219
	PECO Energy Co.	4.800%	10/15/43	10,365	9,898
	PECO Energy Co.	4.150%	10/1/44	396	357
	PECO Energy Co.	3.700%	9/15/47	15,500	12,972
	PECO Energy Co.	3.900%	3/1/48	30,240	26,471
	PECO Energy Co.	3.050%	3/15/51	3,000	2,196
	PECO Energy Co.	4.600%	5/15/52	3,925	3,813
	PECO Energy Co.	4.375%	8/15/52	3,800	3,612
[7,8]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	1,690	1,349
	Potomac Electric Power Co.	6.500%	11/15/37	1,160	1,336
	Potomac Electric Power Co.	7.900%	12/15/38	142	181
	Potomac Electric Power Co.	4.150%	3/15/43	13,575	12,320
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	11,217
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,924	12,399
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,183	1,178
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	10,997
	Public Service Co. of Colorado	6.250%	9/1/37	960	1,094
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	17,224
	Public Service Co. of Colorado	4.300%	3/15/44	2,761	2,520
	Public Service Co. of Colorado	3.800%	6/15/47	2,970	2,516
	Public Service Co. of Colorado	4.050%	9/15/49	34,010	30,116
	Public Service Co. of Colorado	3.200%	3/1/50	4,000	3,098
	Public Service Co. of Colorado	4.500%	6/1/52	5,660	5,437
	Public Service Co. of New Hampshire	3.600%	7/1/49	3,655	3,046
	Public Service Co. of New Hampshire	5.150%	1/15/53	1,050	1,111
	Public Service Electric and Gas Co.	3.650%	9/1/42	21,083	17,896
	Public Service Electric and Gas Co.	3.600%	12/1/47	2,000	1,646
	Public Service Electric and Gas Co.	3.850%	5/1/49	2,890	2,485
	Public Service Electric and Gas Co.	3.200%	8/1/49	1,065	827
	Public Service Electric and Gas Co.	2.700%	5/1/50	17,600	12,351
	Public Service Electric and Gas Co.	3.000%	3/1/51	3,000	2,220
	Puget Sound Energy Inc.	6.274%	3/15/37	473	510
	Puget Sound Energy Inc.	5.757%	10/1/39	1,042	1,096
	Puget Sound Energy Inc.	5.795%	3/15/40	15,992	16,882
	Puget Sound Energy Inc.	4.300%	5/20/45	379	330
	Puget Sound Energy Inc.	4.223%	6/15/48	29,820	26,184
	Puget Sound Energy Inc.	3.250%	9/15/49	35,150	25,997
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Sound Energy Inc.	2.893%	9/15/51	14,200	9,701
[4,8]	Rayburn Country Securitization LLC	3.025%	12/1/43	8,724	7,107
	San Diego Gas & Electric Co.	4.500%	8/15/40	2,000	1,905
	San Diego Gas & Electric Co.	3.750%	6/1/47	1,000	830
	San Diego Gas & Electric Co.	4.100%	6/15/49	2,081	1,826
	San Diego Gas & Electric Co.	2.950%	8/15/51	1,500	1,093
	San Diego Gas & Electric Co.	3.700%	3/15/52	21,475	18,025
[6]	Scottish Hydro Electric Transmission plc	2.125%	3/24/36	619	558
	Southern California Edison Co.	5.950%	11/1/32	17,580	19,155
	Southern California Edison Co.	5.625%	2/1/36	925	952
	Southern California Edison Co.	5.950%	2/1/38	11,060	11,816
	Southern California Edison Co.	4.500%	9/1/40	14,228	12,883
	Southern California Edison Co.	3.900%	12/1/41	7,660	6,174
	Southern California Edison Co.	4.050%	3/15/42	1,704	1,445
	Southern California Edison Co.	3.900%	3/15/43	21,775	18,035
	Southern California Edison Co.	4.650%	10/1/43	21,739	20,232
	Southern California Edison Co.	3.600%	2/1/45	3,837	2,969
	Southern California Edison Co.	4.000%	4/1/47	32,720	27,458
	Southern California Edison Co.	4.125%	3/1/48	36,182	30,808
	Southern California Edison Co.	4.875%	3/1/49	1,415	1,345
	Southern California Edison Co.	3.650%	2/1/50	12,650	9,949
	Southern California Edison Co.	2.950%	2/1/51	1,505	1,041
	Southern California Edison Co.	3.450%	2/1/52	23,965	18,255
	Southern California Edison Co.	5.450%	6/1/52	23,110	23,804
	Southern California Gas Co.	5.125%	11/15/40	1,870	1,873
	Southern California Gas Co.	4.125%	6/1/48	30,835	26,322
	Southern California Gas Co.	4.300%	1/15/49	15,075	13,228
	Southern California Gas Co.	6.350%	11/15/52	6,090	7,118
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	4,915	4,227
	Southwestern Public Service Co.	4.500%	8/15/41	23,975	22,218
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	16,418
	Southwestern Public Service Co.	3.750%	6/15/49	1,420	1,165
	Southwestern Public Service Co.	3.150%	5/1/50	10,750	8,019
	Tampa Electric Co.	3.450%	3/15/51	2,000	1,512
	Tampa Electric Co.	5.000%	7/15/52	3,790	3,729
	Tucson Electric Power Co.	3.250%	5/1/51	20,000	14,092
	Union Electric Co.	3.900%	9/15/42	4,326	3,769
	Union Electric Co.	4.000%	4/1/48	21,550	18,444
	Union Electric Co.	3.250%	10/1/49	2,025	1,527
	Union Electric Co.	3.900%	4/1/52	9,575	8,280
	Virginia Electric and Power Co.	6.000%	5/15/37	52,203	57,293

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Virginia Electric and Power Co.	6.350%	11/30/37	1,944	2,170
	Virginia Electric and Power Co.	4.450%	2/15/44	15,490	14,151
	Virginia Electric and Power Co.	4.200%	5/15/45	2,000	1,746
	Virginia Electric and Power Co.	4.000%	11/15/46	8,725	7,348
	Virginia Electric and Power Co.	3.800%	9/15/47	34,972	28,793
	Virginia Electric and Power Co.	4.600%	12/1/48	7,310	6,792
	Virginia Electric and Power Co.	3.300%	12/1/49	1,400	1,079
	Virginia Electric and Power Co.	2.450%	12/15/50	15,840	10,192
	Virginia Electric and Power Co.	2.950%	11/15/51	16,390	11,694
	Virginia Electric and Power Co.	4.625%	5/15/52	11,340	10,652
[8]	Vistra Operations Co. LLC	5.625%	2/15/27	105	102
[8]	Vistra Operations Co. LLC	5.000%	7/31/27	200	188
	Wisconsin Electric Power Co.	5.625%	5/15/33	521	560
	Wisconsin Public Service Corp.	3.300%	9/1/49	1,944	1,477
	Xcel Energy Inc.	3.500%	12/1/49	1,340	1,050
					2,544,647
Total Corporate Bonds (Cost $14,814,258)					12,934,983
Floating Rate Loan Interests (0.0%)
[9]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	9.558%	4/20/28	65	67
[9]	CDK Global Inc. Term Loan B, TSFR1M + 4.500%	9.080%	7/6/29	85	85
[9]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.570%	8/2/27	121	119
[9]	First Student Bidco Inc. Term Loan B, TSFR3M + 4.000%	8.680%	7/21/28	236	227
[9]	First Student Bidco Inc. Term Loan C, TSFR3M + 4.000%	8.680%	7/21/28	16	15
[9]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	8.184%	3/1/29	80	74
[9]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.500%	7.820%	10/23/28	94	91
[9]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	4/11/25	15	15
[9]	Spirit AeroSystems Inc. Term Loan, TSFR3M + 4.500%	9.176%	1/15/27	2	2
Total Floating Rate Loan Interests (Cost $688)					695
Sovereign Bonds (1.3%)
[8]	CDP Financial Inc.	5.600%	11/25/39	1,500	1,665
[8]	Emirate of Abu Dhabi	4.951%	7/7/52	4,445	4,499
[8]	Export-Import Bank of India	3.875%	2/1/28	960	911
[8]	Government of Bermuda	5.000%	7/15/32	5,700	5,752
	Government of Bermuda	3.375%	8/20/50	6,389	4,650
[7,8]	Kingdom of Morocco	2.000%	9/30/30	2,130	1,881
	Kingdom of Saudi Arabia	4.500%	10/26/46	450	403
	Kingdom of Saudi Arabia	4.625%	10/4/47	1,965	1,794
[8]	Kingdom of Saudi Arabia	5.000%	1/18/53	34,145	32,764
[8]	OMERS Finance Trust	4.000%	4/19/52	14,000	11,780
	Panama Bonos del Tesoro	3.362%	6/30/31	1,810	1,551
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Chile	2.550%	7/27/33	12,865	10,532
	Republic of Chile	3.500%	1/31/34	10,020	8,912
	Republic of Chile	3.100%	5/7/41	60,560	45,968
	Republic of Chile	3.500%	1/25/50	13,784	10,444
	Republic of Chile	3.500%	4/15/53	17,590	13,187
	Republic of Chile	3.100%	1/22/61	17,745	11,783
	Republic of Chile	3.250%	9/21/71	24,130	15,876
	Republic of Indonesia	6.625%	2/17/37	3,300	3,829
	Republic of Indonesia	5.650%	1/11/53	825	870
[4]	Republic of Panama	4.500%	4/16/50	259	204
[4]	Republic of Panama	3.870%	7/23/60	6,432	4,309
	Republic of Panama	4.500%	1/19/63	1,330	992
[7]	Republic of Philippines	1.750%	4/28/41	186	136
[7,8]	Romania	1.750%	7/13/30	8,600	6,852
[7]	Romania	1.750%	7/13/30	1,190	948
	State of Israel	4.500%	4/3/20	3,192	2,773
	United Mexican States	6.350%	2/9/35	11,097	11,826
Total Sovereign Bonds (Cost $260,354)					217,091
Taxable Municipal Bonds (9.5%)
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	40,386	45,624
	Bay Area Toll Authority Highway Revenue	6.793%	4/1/30	1,319	1,425
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	23,745	28,895
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	10,420	12,776
	Bay Area Toll Authority Highway Revenue	3.552%	4/1/54	8,595	6,913
	California GO	2.500%	10/1/29	4,500	4,044
	California GO	7.500%	4/1/34	4,800	6,053
	California GO	4.600%	4/1/38	31,195	30,774
	California GO	7.550%	4/1/39	7,255	9,661
	California GO	7.300%	10/1/39	37,286	47,513
	California GO	7.600%	11/1/40	56,685	76,840
	California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.353%	6/1/41	1,950	1,855
	California State Public Works Board Lease (Abatement) Revenue	8.361%	10/1/34	1,136	1,451
	California State University College & University Revenue	2.975%	11/1/51	27,825	20,851
	California State University College & University Revenue	2.719%	11/1/52	10,925	7,916
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	11,525	11,117
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	42,170	49,176
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	9,360	10,915
[10]	Commonwealth Financing Authority Appropriations Revenue	5.197%	6/1/26	1,982	1,996
	Commonwealth Financing Authority Appropriations Revenue	4.144%	6/1/38	17,060	16,023

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	19,285	17,685
	Commonwealth of Massachusetts GO	2.514%	7/1/41	6,670	5,082
	Commonwealth of Massachusetts GO	2.813%	9/1/43	40,910	31,708
	Commonwealth of Massachusetts GO	2.900%	9/1/49	6,540	4,903
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	189	221
	Dallas Area Rapid Transit Sales Tax Revenue	2.613%	12/1/48	25,470	18,618
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	16,740	12,643
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.087%	11/1/51	2,160	1,939
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	1,944	1,848
	Duke University College & University Revenue	5.850%	4/1/37	29,490	33,107
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	912	1,038
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	329	378
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	1,055	891
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	26,160	21,640
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	1,420	1,548
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	2,690	2,097
	Houston TX GO	6.290%	3/1/32	1,842	1,987
	Houston TX GO	3.961%	3/1/47	1,500	1,374
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	10,330	11,771
	Kansas Development Finance Authority Appropriations Revenue	4.727%	4/15/37	2,417	2,426
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	20,480	20,446
[11]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	14,225	10,359
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,944	2,058
	Los Angeles CA Unified School District GO	6.758%	7/1/34	27,775	32,507
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,020	16,312
	Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.716%	7/1/39	379	427
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	1,849	2,348
	Los Angeles Department of Water Revenue	6.008%	7/1/39	1,136	1,268
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	16,390	13,208
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	3,833	4,360
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	50,780	65,773
	Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	210	213
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	750	827
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	4,650	4,289
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	3,230	2,741
	Michigan Strategic Fund Lease (Appropriation) Revenue	3.225%	9/1/47	8,310	6,692
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	6,570	7,219
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	44,030	32,944
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	947	1,237
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	37,862	48,126
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	18,114	21,277
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	6,843	8,081
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	32,580	38,165
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	2,859	3,038
	New York City Water & Sewer System Water Revenue	5.724%	6/15/42	12,711	14,584
	New York NY GO	5.590%	3/1/35	947	1,022
	New York NY GO	6.271%	12/1/37	550	629
	New York NY GO	5.263%	10/1/52	9,170	10,095
	New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/33	7,288	7,616
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	8,465	7,135
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	15,919	17,031
	New York State Dormitory Authority Income Tax Revenue	5.600%	3/15/40	189	204
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	7,295	5,873

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	10,945	9,323
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	21,250	20,311
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	22,942	29,355
	Ohio State University College & University Revenue	4.910%	6/1/40	12,300	12,719
	Ohio State University College & University Revenue	4.800%	6/1/11	17,635	16,817
[13]	Oregon School Boards Assn. GO	4.759%	6/30/28	757	761
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	1,000	786
	Permanent University Fund - University of Texas System College & University Revenue	5.262%	7/1/39	11,500	12,534
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	2,038	2,235
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	15,253	16,540
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	10,176	11,034
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	25,005	25,485
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	42,960	41,134
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	31,474	22,948
	Sacramento Municipal Utility District Electric Power & Light Revenue	6.156%	5/15/36	857	968
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.587%	1/1/43	36,460	31,417
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	25,400	20,322
	Sales Tax Securitization Corp. Sales Tax Revenue	4.637%	1/1/40	15,235	14,964
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	10,450	11,938
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	4.427%	2/1/42	1,326	1,308
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	737	738
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	1,326	1,718
[10]	San Joaquin Hills Transportation Corridor Agency Highway Revenue	3.492%	1/15/50	30,850	23,563
	Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	378	396
	Texas GO	5.517%	4/1/39	2,750	3,088
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	4,150	3,374
	Texas Transportation Commission GO	2.472%	10/1/44	13,625	9,910
	University of California College & University Revenue	4.601%	5/15/31	2,141	2,160
	University of California College & University Revenue	2.147%	5/15/33	5,000	4,019
	University of California College & University Revenue	5.770%	5/15/43	473	531
	University of California College & University Revenue	3.931%	5/15/45	17,840	16,654
	University of California College & University Revenue	4.858%	5/15/12	32,223	30,593
	University of California College & University Revenue	4.767%	5/15/15	14,875	13,779
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	8,918	10,897
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	852	1,041
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	28,170	20,794
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	9,255	8,973
	University of Michigan College & University Revenue	3.599%	4/1/47	26,363	23,425
	University of Michigan College & University Revenue	3.504%	4/1/52	17,535	14,912
	University of Michigan College & University Revenue	3.504%	4/1/52	14,898	12,670
	University of Minnesota College & University Revenue	4.048%	4/1/52	21,515	20,208
	University of North Carolina at Chapel Hill College & University Revenue	3.327%	12/1/36	6,730	6,116
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	8,915	9,196
	University of Virginia College & University Revenue	2.256%	9/1/50	15,280	10,141
	University of Virginia College & University Revenue	2.584%	11/1/51	2,025	1,433
	University of Virginia College & University Revenue	3.227%	9/1/19	35,640	22,926
	Washington GO	5.481%	8/1/39	852	934
[10]	Wisconsin Appropriations Revenue	5.700%	5/1/26	1,557	1,584
	Wisconsin Appropriations Revenue	3.954%	5/1/36	3,364	3,160
Total Taxable Municipal Bonds (Cost $1,619,510)					1,554,658

Long-Term Investment-Grade Fund
		Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (1.2%)
Money Market Fund (0.9%)
[14]	Vanguard Market Liquidity Fund	4.437%		1,593,409	159,325
			Maturity Date	Face Amount ($000)
Repurchase Agreements (0.1%)
	Bank of America Securities LLC (Dated 1/31/23, Repurchase Value $1,200,000, collateralized by U.S. Treasury Note/Bond 2.375%, 2/29/24, with a value of $1,224,000)	4.300%	2/1/23	1,200	1,200
	Barclays Capital Inc. (Dated 1/31/23, Repurchase Value $2,800,000, collateralized by U.S. Treasury Note/Bond 2.750%, 4/30/27, with a value of $2,856,000)	4.230%	2/1/23	2,800	2,800
	Citigroup Global Markets Inc. (Dated 1/31/23, Repurchase Value $1,800,000, collateralized by U.S. Treasury Note/Bond 3.500%–4.500%, 11/15/25–1/31/30, with a value of $1,836,000)	4.250%	2/1/23	1,800	1,800
	Credit Suisse Securities (Dated 1/31/23, Repurchase Value $7,701,000, collateralized by Fannie Mae 5.000%, 12/1/37, with a value of $7,854,000)	4.310%	2/1/23	7,700	7,700
	RBC Capital Markets LLC (Dated 1/31/23, Repurchase Value $200,000, collateralized by Fannie Mae 3.500%, 1/1/43, with a value of $204,000)	4.270%	2/1/23	200	200
					13,700
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.2%)
United States Treasury Bill	4.797%	6/29/23	20,000	19,623
United States Treasury Bill	4.819%	7/20/23	10,000	9,784
				29,407
Total Temporary Cash Investments (Cost $202,420)				202,432
Total Investments (98.8%) (Cost $18,261,425)				16,166,420
Other Assets and Liabilities—Net (1.2%)				193,241
Net Assets (100%)				16,359,661
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $10,838,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $67,127,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $471,000 have been segregated as collateral for open forward currency contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Face amount denominated in British pounds.
7	Face amount denominated in euro.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $845,010,000, representing 5.2% of net assets.
9	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
10	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
11	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
USD—U.S. dollar.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	132	14,420	(17)
Long U.S. Treasury Bond	March 2023	811	105,329	1,267
Ultra 10-Year U.S. Treasury Note	March 2023	598	72,479	41
Ultra Long U.S. Treasury Bond	March 2023	1,033	181,582	(581)
				710

Short Futures Contracts
2-Year U.S. Treasury Note	March 2023	(79)	(16,246)	16
5-Year U.S. Treasury Note	March 2023	(153)	(16,714)	(47)
10-Year U.S. Treasury Note	March 2023	(1,279)	(146,465)	241
Euro-Bund	March 2023	(67)	(9,966)	264
Euro-Buxl	March 2023	(15)	(2,348)	298
Long Gilt	March 2023	(29)	(3,737)	2
Ultra 10-Year U.S. Treasury Note	March 2023	(4)	(485)	2
				776
				1,486

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	3/15/23	CAD	—	USD	—	—	—
State Street Bank & Trust Co.	3/15/23	EUR	949	USD	1,034	1	—
Bank of America, N.A.	3/15/23	GBP	649	USD	803	—	(2)
JPMorgan Chase Bank, N.A.	3/15/23	GBP	451	USD	558	—	(2)
State Street Bank & Trust Co.	3/15/23	USD	119	AUD	167	1	—
State Street Bank & Trust Co.	3/15/23	USD	39	AUD	56	—	—
State Street Bank & Trust Co.	3/15/23	USD	19,417	EUR	17,784	29	—
State Street Bank & Trust Co.	3/15/23	USD	5,837	GBP	4,735	—	(5)
Standard Chartered Bank	3/15/23	USD	3	JPY	447	—	—
HSBC Bank plc	3/15/23	USD	—	MXN	4	—	—
						31	(9)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S39-V1	12/21/27	USD	2,132,140	1.000	28,939	22,871

Long-Term Investment-Grade Fund
Centrally Cleared Credit Default Swaps (continued)
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S37-V2	12/22/26	USD	1,139	(5.000)	(58)	50
					28,881	22,921
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2023
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $18,102,107)	16,007,095
Affiliated Issuers (Cost $159,318)	159,325
Total Investments in Securities	16,166,420
Investment in Vanguard	569
Cash	500
Foreign Currency, at Value (Cost $411)	414
Receivables for Investment Securities Sold	31,142
Receivables for Accrued Income	193,754
Receivables for Capital Shares Issued	11,831
Variation Margin Receivable—Centrally Cleared Swap Contracts	1,810
Unrealized Appreciation—Forward Currency Contracts	31
Other Assets	54
Total Assets	16,406,525
Liabilities
Payables for Investment Securities Purchased	26,326
Payables to Investment Advisor	585
Payables for Capital Shares Redeemed	11,724
Payables for Distributions	6,842
Payables to Vanguard	880
Variation Margin Payable—Futures Contracts	498
Unrealized Depreciation—Forward Currency Contracts	9
Total Liabilities	46,864
Net Assets	16,359,661
At January 31, 2023, net assets consisted of:

Paid-in Capital	19,116,532
Total Distributable Earnings (Loss)	(2,756,871)
Net Assets	16,359,661

Investor Shares—Net Assets
Applicable to 466,773,006 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,884,202
Net Asset Value Per Share—Investor Shares	$8.32

Admiral Shares—Net Assets
Applicable to 1,499,203,133 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,475,459
Net Asset Value Per Share—Admiral Shares	$8.32

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	692,251
Total Income	692,251
Expenses
Investment Advisory Fees—Note B	2,665
The Vanguard Group—Note C
Management and Administrative— Investor Shares	7,451
Management and Administrative— Admiral Shares	11,640
Marketing and Distribution— Investor Shares	251
Marketing and Distribution— Admiral Shares	613
Custodian Fees	107
Auditing Fees	49
Shareholders’ Reports—Investor Shares	95
Shareholders’ Reports—Admiral Shares	48
Trustees’ Fees and Expenses	6
Other Expenses	19
Total Expenses	22,944
Net Investment Income	669,307
Realized Net Gain (Loss)
Investment Securities Sold[1]	(505,973)
Futures Contracts	(130,404)
Options Purchased	(215)
Options Written	195
Swap Contracts	(30,909)
Forward Currency Contracts	3,294
Foreign Currencies	(190)
Realized Net Gain (Loss)	(664,202)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(3,230,493)
Futures Contracts	10,734
Options Purchased	(24)
Options Written	(5)
Swap Contracts	32,317
Forward Currency Contracts	(716)
Foreign Currencies	24
Change in Unrealized Appreciation (Depreciation)	(3,188,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,183,058)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,736,000, ($8,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	669,307	621,050
Realized Net Gain (Loss)	(664,202)	418,195
Change in Unrealized Appreciation (Depreciation)	(3,188,163)	(1,939,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,183,058)	(900,084)
Distributions
Investor Shares	(161,314)	(266,705)
Admiral Shares	(524,700)	(828,301)
Total Distributions	(686,014)	(1,095,006)
Capital Share Transactions
Investor Shares	(16,768)	256,812
Admiral Shares	636,679	821,786
Net Increase (Decrease) from Capital Share Transactions	619,911	1,078,598
Total Increase (Decrease)	(3,249,161)	(916,492)
Net Assets
Beginning of Period	19,608,822	20,525,314
End of Period	16,359,661	19,608,822

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.33	$11.42	$11.48	$9.79	$10.40
Investment Operations
Net Investment Income[1]	.339	.323	.349	.381	.397
Net Realized and Unrealized Gain (Loss) on Investments	(2.001)	(.836)	.399	1.854	(.560)
Total from Investment Operations	(1.662)	(.513)	.748	2.235	(.163)
Distributions
Dividends from Net Investment Income	(.348)	(.340)	(.368)	(.399)	(.413)
Distributions from Realized Capital Gains	—	(.237)	(.440)	(.146)	(.034)
Total Distributions	(.348)	(.577)	(.808)	(.545)	(.447)
Net Asset Value, End of Period	$8.32	$10.33	$11.42	$11.48	$9.79
Total Return[2]	-16.05%	-4.64%	6.54%	23.31%	-1.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,884	$4,840	$5,070	$4,942	$4,098
Ratio of Total Expenses to Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	3.98%	2.94%	2.97%	3.57%	4.08%
Portfolio Turnover Rate	26%	24%	30%	34%[3]	32%[3]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.33	$11.42	$11.48	$9.79	$10.40
Investment Operations
Net Investment Income[1]	.348	.334	.361	.392	.407
Net Realized and Unrealized Gain (Loss) on Investments	(2.001)	(.836)	.399	1.853	(.560)
Total from Investment Operations	(1.653)	(.502)	.760	2.245	(.153)
Distributions
Dividends from Net Investment Income	(.357)	(.351)	(.380)	(.409)	(.423)
Distributions from Realized Capital Gains	—	(.237)	(.440)	(.146)	(.034)
Total Distributions	(.357)	(.588)	(.820)	(.555)	(.457)
Net Asset Value, End of Period	$8.32	$10.33	$11.42	$11.48	$9.79
Total Return[2]	-15.97%	-4.54%	6.64%	23.43%	-1.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,475	$14,769	$15,455	$15,335	$12,820
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.08%	3.04%	3.07%	3.67%	4.18%
Portfolio Turnover Rate	26%	24%	30%	34%[3]	32%[3]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly

Long-Term Investment-Grade Fund
from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2023, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets based on the average market values at each quarter-end during the period. The fund had no open swaption contracts at January 31, 2023.

Long-Term Investment-Grade Fund
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.
The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2023, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an

Long-Term Investment-Grade Fund
amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 9% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Long-Term Investment-Grade Fund
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $192,000 for the year ended January 31, 2023.
For the year ended January 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $569,000, representing less than 0.01% of the fund’s net assets and 0.23% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Long-Term Investment-Grade Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,216,766	—	1,216,766
Asset-Backed/Commercial Mortgage-Backed Securities	—	39,795	—	39,795
Corporate Bonds	—	12,934,983	—	12,934,983
Floating Rate Loan Interests	—	695	—	695
Sovereign Bonds	—	217,091	—	217,091
Taxable Municipal Bonds	—	1,554,658	—	1,554,658
Temporary Cash Investments	159,325	43,107	—	202,432
Total	159,325	16,007,095	—	16,166,420
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,131	—	—	2,131
Forward Currency Contracts	—	31	—	31
Swap Contracts	22,921[1]	—	—	22,921
Total	25,052	31	—	25,083
Liabilities
Futures Contracts[1]	645	—	—	645
Forward Currency Contracts	—	9	—	9
Total	645	9	—	654
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	2,131	—	—	2,131
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	22,921	22,921
Unrealized Appreciation—Forward Currency Contracts	—	31	—	31
Total Assets	2,131	31	22,921	25,083

Unrealized Depreciation—Futures Contracts[1]	645	—	—	645
Unrealized Depreciation—Forward Currency Contracts	—	9	—	9
Total Liabilities	645	9	—	654
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Long-Term Investment-Grade Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(130,404)	—	—	(130,404)
Options Purchased	—	—	(215)	(215)
Options Written	—	—	195	195
Swap Contracts	(11,023)	—	(19,886)	(30,909)
Forward Currency Contracts	—	3,294	—	3,294
Realized Net Gain (Loss) on Derivatives	(141,427)	3,294	(19,906)	(158,039)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,734	—	—	10,734
Options Purchased	—	—	(24)	(24)
Options Written	—	—	(5)	(5)
Swap Contracts	1,135	—	31,182	32,317
Forward Currency Contracts	—	(716)	—	(716)
Change in Unrealized Appreciation (Depreciation) on Derivatives	11,869	(716)	31,153	42,306
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,514
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(672,271)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(2,087,272)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	686,014	671,759
Long-Term Capital Gains	—	423,247
Total	686,014	1,095,006
*	Includes short-term capital gains, if any.

Long-Term Investment-Grade Fund
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	18,274,073
Gross Unrealized Appreciation	379,694
Gross Unrealized Depreciation	(2,466,966)
Net Unrealized Appreciation (Depreciation)	(2,087,272)
G.	During the year ended January 31, 2023, the fund purchased $3,453,234,000 of investment securities and sold $2,706,323,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,736,853,000 and $1,530,283,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $3,318,000 and sales were $2,073,000, resulting in net realized loss of $15,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	259,888	29,766	630,560	58,007
Issued in Lieu of Cash Distributions	156,937	18,689	259,726	23,855
Redeemed	(433,593)	(50,028)	(633,474)	(57,326)
Net Increase (Decrease)—Investor Shares	(16,768)	(1,573)	256,812	24,536
Admiral Shares
Issued	2,561,188	296,703	3,420,433	312,724
Issued in Lieu of Cash Distributions	444,560	53,034	697,288	64,043
Redeemed	(2,369,069)	(279,594)	(3,295,935)	(300,568)
Net Increase (Decrease)—Admiral Shares	636,679	70,143	821,786	76,199
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2023, the related statements of operations for the year ended January 31, 2023, the statements of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2023 and each of the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Short-Term Investment-Grade Fund	115,638
Intermediate-Term Investment-Grade Fund	59,311
Long-Term Investment-Grade Fund	28,013
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Short-Term Investment-Grade Fund	98.1%
Intermediate-Term Investment-Grade Fund	96.3
Long-Term Investment-Grade Fund	97.7
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Short-Term Investment-Grade Fund	79.9%
Intermediate-Term Investment-Grade Fund	80.7
Long-Term Investment-Grade Fund	80.3

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The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Corporate Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Corporate Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Credit Bond Index, Bloomberg U.S. 5–10 Year Credit Bond Index, and Bloomberg U.S. Long Credit A or Better Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Corporate Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Corporate Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Corporate Bond Funds customers, in connection with the administration, marketing or trading of the Corporate Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORPORATE BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORPORATE BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the
Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership),
Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q390 032023

Annual Report   |   January 31, 2023
Vanguard Ultra-Short-Term Bond Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard Ultra-Short-Term Bond Fund returned 0.49% for Investor Shares and 0.54% for Admiral Shares. Over the same period, the fund’s benchmark index returned 0.63%.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation across much of the world continued climbing to multidecade highs amid supply-chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	With yields rising and prices falling, investment-grade U.S. bonds overall returned roughly –8% for the year, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Unlike its benchmark, which consists of the most recently issued U.S. Treasury note, the fund invests in a diversified portfolio of primarily high-quality securities in the credit sector, including investment-grade corporates and asset-backed securities. With the widening in credit spreads that occurred over the period, the fund modestly underperformed its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard Ultra-Short-Term Bond Fund returned 0.49% for Investor Shares and 0.54% for Admiral Shares. Its benchmark, the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 0.63%.
The fund’s 30-day SEC yield increased by 3.66 percentage points for both share classes, with Investor Shares ending the period at 4.33% and Admiral Shares at 4.43%. This yield is a proxy for a portfolio’s potential annualized rate of income.
Investment environment
The period was defined by a historic rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Early on, supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other

Yields of U.S. Treasury Securities
Maturity	January 31, 2022	January 31, 2023
2 years	1.18%	4.20%
5 years	1.61	3.62
10 years	1.78	3.51
30 years	2.11	3.63
Source: Vanguard.
2

categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target from near zero in March 2022 to a range of 4.50%–4.75% just after the close of the fund’s fiscal year.
Inflation readings did begin to ease down from multidecade highs late in the year, however, and the Fed began slowing the pace of its rate hikes. Even so, monetary policy tightening contributed to a steep rise in yields over the 12 months, especially at the front end of the curve. The yield of the 2-year U.S. Treasury note jumped 3.02 percentage points to end the period at 4.20%, while the 10-year Treasury yield climbed 1.73 percentage points to 3.51%. The average yield of corporate bonds over U.S. Treasuries widened during the period, leading corporates to underperform.
Management of the fund
The fund benchmark consists of the most recently issued U.S. Treasury note with a maturity of 1 year. While we target the same average duration as the benchmark, we take on credit exposure, which is expected to be a primary driver of excess returns for the fund over time as credit securities offer a yield premium over the Treasury benchmark.
In the first part of the year, we reduced the overall credit risk in the fund and moved the portfolio up in quality given our expectation that rising interest rates and Fed tightening would lead to wider credit spreads and a slowdown in the economy.
Despite our adopting an even more conservative stance, which benefited the fund, credit underperforming Treasuries over the 12-month period led to the fund’s return trailing that of its benchmark index.
Outlook
The recent significant negative annual returns have understandably been distressing for bond investors. With the repricing that has occurred, however, the outlook is substantially better than it was a year ago. That is likely to attract flows back into this asset class, especially given how strong fundamentals are from a credit standpoint.
Although the bond market may continue to see volatility given that the Fed is expected to make more rate hikes, today’s higher yields mean bonds can offer more of a cushion against further price declines.
Energy supply-and-demand concerns, diminishing capital flows, declining trade volumes, and falling output per person in all likelihood will lead to a global recession in the coming year. While we had upgraded the portfolio’s credit quality given that outlook, we are open to opportunistically increasing our credit exposure given the widening in spreads that has taken place. At the same time, we are also favoring some sectors that tend to be more defensive in downturns.
3

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the fund’s performance.
Daniel Shaykevich, Principal and Portfolio Manager
Arvind Narayanan, CFA, Principal and Portfolio Manager
Vanguard Fixed Income Group
February 11, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2023
Ultra-Short-Term Bond Fund	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,011.20	$1.01
Admiral™ Shares	1,000.00	1,011.20	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Ultra-Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 24, 2015, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $10,000 Investment
Ultra-Short-Term Bond Fund Investor Shares	0.49%	1.48%	1.28%	$11,060
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	0.63	1.39	1.10	10,911
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.09	10,902
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $50,000 Investment
Ultra-Short-Term Bond Fund Admiral Shares	0.54%	1.58%	1.37%	$55,714
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	0.63	1.39	1.10	54,555
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.09	54,508
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Ultra-Short-Term Bond Fund
Fund Allocation
As of January 31, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	14.2%
Corporate Bonds	72.9
Short-Term Reserves	0.8
Sovereign Bonds	2.0
Treasury/Agency	10.1
The table reflects the fund’s investments, except for derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Ultra-Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (14.2%)
[1]	Ally Auto Receivables Trust Class A2 Series 2022 -3	5.290%	6/16/25	16,500	16,533
[1]	Ally Auto Receivables Trust Class A2 Series 2022-2	4.620%	10/15/25	35,500	35,370
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2021-4	0.450%	9/15/25	148	148
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-3	0.660%	2/13/26	3,193	3,184
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-4	0.860%	2/13/26	9,200	9,120
[1]	AmeriCredit Automobile Receivables Trust Class A2 Series 2021-3	0.410%	2/18/25	5,424	5,388
[1]	AmeriCredit Automobile Receivables Trust Class A2A Series 2022-2	4.200%	12/18/25	36,972	36,751
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	444	442
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	4,723	4,664
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-1	0.370%	8/18/25	7,525	7,395
[1]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	7,917	7,706
[1]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	2,520	2,395
[1,2]	ARI Fleet Lease Trust Class A2 Series 2021-A	0.370%	3/15/30	4,082	4,022
[1,2]	ARI Fleet Lease Trust Class A2 Series 2022-A	3.120%	1/15/31	3,530	3,471
[1,2]	ARI Fleet Lease Trust Class A3 Series 2022-A	3.430%	1/15/31	1,950	1,876
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-2A	2.970%	3/20/24	3,117	3,110
[1]	BMW Vehicle Lease Trust Class A2 Series 2022-1	0.670%	5/28/24	6,488	6,445
[1]	BMW Vehicle Owner Trust Class A4 Series 2020-A	0.620%	4/26/27	4,230	4,052
[1,2,3]	Brass No. 10 plc Class A1 Series 10A	0.669%	4/16/69	7,096	6,733
[1,3]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	5.499%	2/25/30	11	11
[1]	Capital One Prime Auto Receivables Trust Class A2 Series 2021-1	0.320%	2/18/25	6,971	6,901
[1]	Capital One Prime Auto Receivables Trust Class A2a Series 2022-2	3.740%	9/15/25	10,780	10,679
9

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	CarMax Auto Owner Trust Class A2 Series 2022-1	0.910%	2/18/25	13,137	12,989
[1]	CarMax Auto Owner Trust Class A2A Series 2021-3	0.290%	9/16/24	1,478	1,473
[1]	CarMax Auto Owner Trust Class A2A Series 2021-4	0.240%	11/15/24	5,193	5,156
[1]	CarMax Auto Owner Trust Class A2A Series 2023-1	5.230%	1/15/26	11,420	11,410
[1]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	14,241	14,004
[1]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	3,680	3,600
[1]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	4,660	4,445
[1]	Carvana Auto Receivables Trust Class A2 Series 2021-P3	0.380%	1/10/25	4,167	4,134
[1]	Carvana Auto Receivables Trust Class A3 Series 2022-P1	3.350%	2/10/27	5,700	5,491
[1,2]	Chase Auto Owner Trust Class A2 Series 2022-AA	3.860%	10/27/25	14,500	14,391
[1,2]	Chesapeake Funding II LLC Class A1 Series 2020-1A	0.870%	8/15/32	5,900	5,791
[1]	CNH Equipment Trust Class A2 Series 2021-C	0.330%	1/15/25	6,845	6,753
[1]	CNH Equipment Trust Class A2 Series 2022-B	3.940%	12/15/25	8,800	8,728
[1]	CNH Equipment Trust Class A2 Series 2022-C	5.420%	7/15/26	24,370	24,452
[1]	CNH Equipment Trust Class A3 Series 2020-A	1.160%	6/16/25	2,406	2,375
[1]	CNH Equipment Trust Class A4 Series 2020-A	1.510%	4/15/27	2,250	2,155
[1]	COMM Mortgage Trust Class A2 Series 2014-CR14	3.147%	2/10/47	26	26
[1]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	1,293	1,282
[1,2,3,4]	Connecticut Avenue Securities Trust Class 1M1 Series 2021-R01, SOFR30A + 0.750%	5.060%	10/25/41	8,460	8,397
[1]	Daimler Trucks Retail Trust Class A2 Series 2022-1	5.070%	9/16/24	12,110	12,080
[1,2]	Dell Equipment Finance Trust Class A2 Series 2021-2	0.330%	12/22/26	5,300	5,257
[1,2]	Dell Equipment Finance Trust Class A2 Series 2022-2	4.030%	7/22/27	14,410	14,263
[1,2]	Dell Equipment Finance Trust Class A3 Series 2020-2	0.570%	10/23/23	7,614	7,559
[1,2]	DLLAA LLC Class A2 Series 2021-1A	0.360%	5/17/24	1,446	1,439
[1,2]	DLLAD LLC Class A2 Series 2021-1A	0.350%	9/20/24	6,531	6,446
[1,2]	DLLAD LLC Class A2 Series 2023-1	5.190%	4/20/26	8,020	8,019
[1,2]	DLLMT LLC Class A2 Series 2021-1	0.600%	3/20/24	8,849	8,757
[1,2]	DLLST LLC Class A3 Series 2022-1A	3.400%	1/21/25	11,000	10,782
[1,2]	DLLST LLC Class A4 Series 2022-1A	3.690%	9/20/28	2,810	2,708
[1,2]	Donlen Fleet Lease Funding 2 LLC Class A2 Series 2021-2	0.560%	12/11/34	6,003	5,825
[1]	Drive Auto Receivables Trust Class A3 Series 2021-3	0.790%	10/15/25	18,251	18,157
[1]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	791	784
[1]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	2,359	2,357
[1]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	581	579
10

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	1,735	1,695
[1]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	2,130	2,087
[1,2]	DT Auto Owner Trust Class A Series 2021-2A	0.410%	3/17/25	520	519
[1,2]	DT Auto Owner Trust Class A Series 2021-3A	0.330%	4/15/25	4,659	4,626
[1,2]	DT Auto Owner Trust Class A Series 2021-4	0.560%	9/15/25	4,764	4,693
[1,2]	DT Auto Owner Trust Class A Series 2022-2A	2.880%	6/15/26	5,177	5,097
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2020-2	0.610%	7/20/26	7,742	7,557
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-1	0.440%	12/21/26	3,324	3,228
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	11,121	10,669
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	9,577	9,168
[1]	Exeter Automobile Receivables Trust Class A3 Series 2021-4A	0.680%	7/15/25	4,661	4,643
[1]	Exeter Automobile Receivables Trust Class A3 Series 2022-2A	2.800%	11/17/25	18,000	17,745
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Class 2M1 Series 2021-R02, SOFR + 0.900%	5.210%	11/25/41	16,392	16,231
[1,2]	Flagship Credit Auto Trust Class A Series 2021-1	0.310%	6/16/25	807	804
[1,2]	Flagship Credit Auto Trust Class A Series 2021-2	0.370%	12/15/26	6,475	6,366
[1,2]	Flagship Credit Auto Trust Class A Series 2021-3	0.360%	7/15/27	15,324	14,841
[1,2]	Flagship Credit Auto Trust Class A Series 2021-4	0.810%	7/17/26	9,510	9,194
[1]	Ford Credit Auto Lease Trust Class A2 Series 2021-B	0.240%	4/15/24	921	919
[1]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	43,720	42,865
[1]	Ford Credit Auto Lease Trust Class A4 Series 2022-A	3.370%	7/15/25	2,630	2,575
[1]	Ford Credit Auto Lease Trust Class C Series 2021-A	0.780%	9/15/25	10,450	10,255
[1]	Ford Credit Auto Lease Trust Class C Series 2022-A	4.180%	10/15/25	8,350	8,195
[1,2]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	23,140	22,958
[1,2]	Ford Credit Auto Owner Trust Class A Series 2019-1	3.520%	7/15/30	30,270	29,807
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-B	3.440%	2/15/25	20,611	20,458
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-C	4.520%	4/15/25	16,970	16,915
[1]	Ford Credit Auto Owner Trust Class A2A Series 2022-D	5.370%	8/15/25	15,000	15,021
[1]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	1,525	1,512
[1]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	13,962	13,810
[1]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	3,416	3,413
[1]	Ford Credit Auto Owner Trust Class A4 Series 2020-A	1.350%	7/15/25	2,340	2,267
[1]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.300%	4/15/24	3,500	3,480
[1]	Ford Credit Floorplan Master Owner Trust A Class C Series 2020-1	1.420%	9/15/25	4,790	4,645
11

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-1B	0.980%	9/15/25	5,200	5,044
[1]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	52,100	50,692
[1]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	6,730	6,561
[1,2,3,4]	Freddie Mac STACR REMICS Trust Class M1 Series 2021-DNA6, SOFR30A + 0.800%	5.110%	10/25/41	18,709	18,472
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2021-3A	0.420%	1/15/25	2,272	2,261
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2021-4A	0.840%	7/15/25	7,844	7,736
[1,2]	GLS Auto Receivables Trust Class A Series 2022-1A	1.980%	8/15/25	7,360	7,259
[1]	GM Financial Automobile Leasing Trust Class A3 Series 2021-2	0.340%	5/20/24	23,446	23,181
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	769	768
[1]	GM Financial Automobile Leasing Trust Class A4 Series 2022-2	3.540%	5/20/26	7,470	7,321
[1]	GM Financial Automobile Leasing Trust Class B Series 2022-2	4.020%	5/20/26	5,250	5,114
[1]	GM Financial Automobile Leasing Trust Class D Series 2020-3	1.710%	2/20/25	4,760	4,698
[1]	GM Financial Consumer Automobile Receivables Trust Class A2 Series 2022-1	0.760%	2/18/25	9,743	9,624
[1]	GM Financial Consumer Automobile Receivables Trust Class A2a Series 2022-4	4.600%	11/17/25	35,500	35,333
[1]	GM Financial Consumer Automobile Receivables Trust Class A2A Series 2023-1	5.570%	3/16/26	12,770	12,783
[1]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-2	1.490%	12/16/24	3,763	3,723
[1]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-2	1.740%	8/18/25	9,000	8,740
[1]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	2,100	1,964
[1]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	900	844
[1,2]	GMF Floorplan Owner Revolving Trust Class A Series 2020-1	0.680%	8/15/25	10,940	10,680
[1,2]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	29,460	28,529
[1,2]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	1,670	1,630
[1,2]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	1,360	1,324
[1,3]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	4,719	4,673
[1]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-A	0.370%	4/15/26	6,151	5,965
[1]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	5,660	5,516
[1,2]	Hertz Vehicle Financing III LLC Class A Series 2022-3A	3.370%	3/25/25	14,780	14,466
[1,2]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	2,760	2,681
[1]	Honda Auto Receivables Owner Trust Class A2 Series 2022-2	3.810%	3/18/25	9,900	9,813
12

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2019-4	1.870%	1/20/26	1,900	1,888
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2020-2	1.090%	10/15/26	4,730	4,598
[1]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	10,740	10,257
[1,2]	HPEFS Equipment Trust Class A2 Series 2021-2A	0.300%	9/20/28	1,323	1,319
[1,2]	HPEFS Equipment Trust Class A2 Series 2022-1A	1.020%	5/21/29	9,718	9,567
[1,2]	HPEFS Equipment Trust Class A3 Series 2021-2A	0.360%	9/20/28	10,500	10,325
[1,2]	Hyundai Auto Lease Securitization Trust Class A2 Series 2021-C	0.240%	1/16/24	8,465	8,429
[1,2]	Hyundai Auto Lease Securitization Trust Class A2 Series 2022-A	0.810%	4/15/24	15,800	15,620
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2021-A	0.330%	1/16/24	4,829	4,806
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2021-B	0.330%	6/17/24	3,585	3,536
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2020-B	0.580%	6/17/24	3,174	3,167
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2021-A	0.420%	12/16/24	4,280	4,228
[1]	Hyundai Auto Receivables Trust Class A2 Series 2022-B	3.640%	5/15/25	12,500	12,395
[1]	Hyundai Auto Receivables Trust Class A2A Series 2020-C	5.350%	11/17/25	27,770	27,810
[1]	Hyundai Auto Receivables Trust Class A2A Series 2021-C	0.360%	10/15/24	3,895	3,854
[1]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	6,223	6,143
[1]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	3,648	3,615
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-A	1.720%	6/15/26	9,260	8,957
[1]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	8,020	7,697
[1]	John Deere Owner Trust Class A2 Series 2022-B	3.730%	6/16/25	13,330	13,206
[1]	John Deere Owner Trust Class A3 Series 2020-B	0.510%	11/15/24	4,892	4,822
[1]	John Deere Owner Trust Class A4 Series 2020-B	0.720%	6/15/27	3,820	3,645
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-1	0.875%	9/25/28	8,466	8,187
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-2	0.889%	12/26/28	5,236	5,037
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-3	0.760%	2/26/29	10,439	9,921
[1,2]	JPMorgan Chase Bank NA - CACLN Class C Series 2020-2	1.139%	2/25/28	691	675
[1,2]	JPMorgan Chase Bank NA - CACLN Class C Series 2021-1	1.024%	9/25/28	5,249	5,071
[1,2]	JPMorgan Chase Bank NA Class B Series 2020-1	0.991%	1/25/28	3,366	3,316
[1,2]	JPMorgan Chase Bank NA Class C Series 2020-1	1.389%	1/25/28	353	348
[1,2]	JPMorgan Chase Bank NA Class D Series 2020-1	1.886%	1/25/28	277	273
[1,2]	Kubota Credit Owner Trust Class A2 Series 2022-2A	4.070%	6/17/25	17,370	17,160
[1,2]	Kubota Credit Owner Trust Class A3 Series 2020-1	1.960%	3/15/24	1,605	1,596
[1,2]	Kubota Credit Owner Trust Class A3 Series 2020-2	0.590%	10/15/24	9,724	9,537
13

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Kubota Credit Owner Trust Class A4 Series 2020-2	0.730%	6/15/26	4,810	4,564
[1,2]	Master Credit Card Trust II Class A Series 2020-1	1.990%	9/21/24	5,320	5,300
[1]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	20,110	19,610
[1]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	4,775	4,751
[1]	Mercedes-Benz Auto Receivables Trust Class A2 Series 2022-1	5.260%	10/15/25	39,310	39,383
[1]	Mercedes-Benz Auto Receivables Trust Class A2 Series 2023-1	5.090%	1/15/26	13,340	13,346
[1,2]	MMAF Equipment Finance LLC Class A2 Series 2020-A	0.740%	4/9/24	2,053	2,036
[1]	Nissan Auto Lease Trust Class A2 Series 2021-A	0.300%	12/15/23	4,310	4,300
[1]	Nissan Auto Lease Trust Class A4 Series 2020-B	0.490%	1/15/26	4,360	4,347
[1]	Nissan Auto Receivables Owner Trust Class A2 Series 2022-B	4.500%	8/15/25	18,470	18,378
[1]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	6,278	6,204
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-C	3.270%	6/16/25	19	19
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-A	1.700%	5/17/27	6,830	6,557
[1]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-B	0.710%	2/16/27	7,030	6,800
[1,2,3]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	5.339%	1/16/60	384	383
[1,2,3]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	5.486%	6/20/60	1,317	1,314
[1,2,3]	Pepper Residential Securities Trust No. 24 Class A1U Series 24A, 1M USD LIBOR + 0.900%	5.365%	11/18/60	1,285	1,282
[1,2]	PFS Financing Corp. Class A Series 2020-A	1.270%	6/15/25	4,100	4,031
[1,2,3]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	5.251%	12/5/59	550	549
[1,2,3]	RESIMAC Bastille Trust Class A1B Series 2021-2NCA, SOFR + 0.740%	5.052%	2/3/53	10,956	10,880
[1,2]	RESIMAC Premier Class A1B Series 2020-1	1.274%	2/7/52	1,725	1,666
[1,2]	Santander Bank NA - SBCLN Class B Series 2021-1A	1.833%	12/15/31	8,189	7,879
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2021-4	0.510%	8/15/25	5,416	5,398
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-2	2.980%	10/15/26	8,800	8,678
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-3	3.400%	12/15/26	940	925
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-4	4.140%	2/16/27	19,480	19,264
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-5	4.110%	8/17/26	9,780	9,675
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2022-6	4.490%	11/16/26	1,440	1,430
[1]	Santander Drive Auto Receivables Trust Class A3 Series 2023-1	4.880%	4/15/27	15,610	15,576
[1]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	2,121	2,117
14

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Santander Drive Auto Receivables Trust Class B Series 2021-3	0.600%	12/15/25	10,247	10,160
[1]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	10,000	9,711
[1]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	953	950
[1]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	3,985	3,957
[1]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	5,500	5,421
[1,2]	Santander Retail Auto Lease Trust Class A2 Series 2021-B	0.310%	1/22/24	867	865
[1,2]	Santander Retail Auto Lease Trust Class A3 Series 2021-B	0.510%	8/20/24	22,600	21,983
[1,2]	Santander Retail Auto Lease Trust Class A3 Series 2021-C	0.500%	3/20/25	16,769	16,416
[1,2]	Santander Retail Auto Lease Trust Class A4 Series 2020-B	0.650%	12/20/24	9,950	9,628
[1,2]	Santander Retail Auto Lease Trust Class A4 Series 2022-B	3.330%	10/20/26	4,050	3,904
[1,2]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	4,790	4,619
[1,2]	Tesla Auto Lease Trust Class A2 Series 2021-B	0.360%	9/22/25	15,452	15,148
[1,2]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	26	26
[1,2]	Tesla Auto Lease Trust Class B Series 2020-A	1.180%	1/22/24	2,080	2,075
[1,2]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	1,050	1,048
[1,2]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	860	833
[1]	Toyota Auto Receivables Owner Trust Class A2 Series 2023-A	5.050%	1/15/26	12,000	11,988
[1]	Toyota Auto Receivables Owner Trust Class A2A Series 2022-C	3.830%	8/15/25	14,320	14,199
[1]	Toyota Auto Receivables Owner Trust Class A2A Series 2022-D	5.270%	1/15/26	16,850	16,885
[1]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	1.660%	5/15/24	829	825
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-B	1.660%	9/15/25	4,460	4,326
[1]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-C	0.570%	10/15/25	7,530	7,160
[1,2]	Toyota Lease Owner Trust Class A3 Series 2021-B	0.420%	10/21/24	19,800	19,311
[1,2]	Usaa Auto Owner Trust Class A2 Series 2022-A	4.600%	2/18/25	27,920	27,834
[1]	Verizon Master Trust Class A1A Series 2022-5	3.720%	7/20/27	4,010	3,956
[1]	Verizon Master Trust Class B Series 2022-1	1.270%	1/20/27	10,135	9,938
[1]	Verizon Master Trust Class B Series 2022-1	1.390%	1/20/27	4,700	4,606
[1]	Verizon Owner Trust Class A Series 2020-B	0.470%	2/20/25	20,626	20,317
[1]	Verizon Owner Trust Class A1A Series 2020-A	1.850%	7/22/24	5,013	4,992
[1]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	16,280	16,161
[1]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	13,620	13,185
[1]	Verizon Owner Trust Class C Series 2019-C	2.160%	4/22/24	11,000	10,983
[1]	Verizon Owner Trust Class C Series 2020-A	2.060%	7/22/24	14,500	14,359
[1]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	21,010	20,285
[1]	Volkswagen Auto Lease Trust Class A2 Series 2022-A	3.020%	10/21/24	16,619	16,411
[1]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2020-1	1.260%	8/20/26	3,590	3,468
15

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Volvo Financial Equipment LLC Class A3 Series 2020-1A	0.510%	10/15/24	11,707	11,515
[1,2]	Volvo Financial Equipment LLC Class A4 Series 2020-1A	0.600%	3/15/28	4,700	4,444
[1,2]	Westlake Automobile Receivables Trust Class A2A Series 2021-1A	0.390%	10/15/24	1,402	1,393
[1,2]	Westlake Automobile Receivables Trust Class A2A Series 2021-2A	0.320%	4/15/25	5,960	5,898
[1,2]	Westlake Automobile Receivables Trust Class A3 Series 2021-3A	0.950%	6/16/25	32,220	31,429
[1,2]	Westlake Automobile Receivables Trust Class A3 Series 2022-1A	2.420%	7/15/25	28,100	27,370
[1,2]	Wheels Fleet Lease Funding 1 LLC Class A Series 2022-1A	2.470%	10/18/36	3,378	3,293
[1,2]	Wheels SPV 2 LLC Class A2 Series 2020-1A	0.510%	8/20/29	1,866	1,847
[1,2]	Wheels SPV 2 LLC Class A3 Series 2020-1A	0.620%	8/20/29	3,475	3,343
[1]	World Omni Auto Receivables Trust Class A2 Series 2021-D	0.350%	12/16/24	5,984	5,933
[1]	World Omni Auto Receivables Trust Class A2 Series 2022-C	3.730%	3/16/26	8,610	8,518
[1]	World Omni Auto Receivables Trust Class A2A Series 2022-D	5.510%	3/16/26	34,175	34,179
[1]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.100%	4/15/25	399	393
[1]	World Omni Automobile Lease Securitization Trust Class A4 Series 2022-A	3.340%	6/15/27	1,200	1,173
[1]	World Omni Automobile Lease Securitization Trust Class B Series 2020-B	0.700%	2/17/26	5,000	4,913
[1]	World Omni Automobile Lease Securitization Trust Class B Series 2022-A	3.670%	6/15/27	3,890	3,771
[1]	World Omni Select Auto Trust Class A2 Series 2021-A	0.290%	2/18/25	718	717
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,022,074)					1,989,822
Corporate Bonds (72.9%)
Communications (3.2%)
	British Telecommunications plc	4.500%	12/4/23	8,059	8,015
[2]	Cox Communications Inc.	2.950%	6/30/23	43,811	43,309
[2]	Deutsche Telekom International Finance BV	2.485%	9/19/23	23,225	22,842
	Discovery Communications LLC	3.800%	3/13/24	8,000	7,865
	Fox Corp.	4.030%	1/25/24	68,452	67,761
[2]	Magallanes Inc.	3.428%	3/15/24	37,540	36,755
[2]	NTT Finance Corp.	0.583%	3/1/24	83,588	79,721
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	7,200	7,060
	Sprint LLC	7.875%	9/15/23	52,105	52,878
	Take-Two Interactive Software Inc.	3.300%	3/28/24	17,559	17,210
[5]	Verizon Communications Inc.	3.500%	2/17/23	37,630	26,553
	Verizon Communications Inc.	0.750%	3/22/24	3,521	3,362
	Vodafone Group plc	3.750%	1/16/24	68,869	68,045
	Walt Disney Co.	3.700%	9/15/24	8,130	7,995
					449,371
Consumer Discretionary (5.0%)
	Amazon.com Inc.	2.800%	8/22/24	10,400	10,132
	Amazon.com Inc.	4.700%	11/29/24	70,000	70,318
	Amazon.com Inc.	3.800%	12/5/24	7,666	7,609
	American Honda Finance Corp.	0.875%	7/7/23	51,135	50,259
	American Honda Finance Corp.	3.450%	7/14/23	1,355	1,346
16

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Honda Finance Corp.	0.650%	9/8/23	49,057	47,803
	American Honda Finance Corp.	3.625%	10/10/23	6,493	6,431
[1]	American Honda Finance Corp.	2.900%	2/16/24	2,697	2,642
	AutoZone Inc.	3.125%	7/15/23	14,980	14,839
[2]	BMW US Capital LLC	3.150%	4/18/24	10,000	9,791
[2]	Daimler Finance North America LLC	1.750%	3/10/23	17,177	17,123
[2]	Daimler Finance North America LLC	3.700%	5/4/23	400	399
[2]	Daimler Finance North America LLC	3.650%	2/22/24	23,810	23,489
[2]	Daimler Finance North America LLC	0.750%	3/1/24	6,960	6,654
[2]	ERAC USA Finance LLC	2.700%	11/1/23	83,131	81,432
	General Motors Co.	4.875%	10/2/23	500	500
	General Motors Financial Co. Inc.	3.700%	5/9/23	2,898	2,887
	General Motors Financial Co. Inc.	4.150%	6/19/23	2,105	2,097
	General Motors Financial Co. Inc.	1.700%	8/18/23	23,095	22,649
	General Motors Financial Co. Inc.	5.100%	1/17/24	1,526	1,524
	General Motors Financial Co. Inc.	3.800%	4/7/25	35,920	34,896
	Lennar Corp.	4.875%	12/15/23	8,327	8,305
	Lowe's Cos. Inc.	3.875%	9/15/23	370	367
[2]	Nissan Motor Acceptance Co. LLC	3.450%	3/15/23	10,885	10,855
[2]	Nissan Motor Co. Ltd.	3.043%	9/15/23	34,851	34,266
	Toyota Motor Credit Corp.	0.500%	8/14/23	9,352	9,134
	Toyota Motor Credit Corp.	1.350%	8/25/23	4,901	4,805
	Toyota Motor Credit Corp.	3.350%	1/8/24	22,750	22,434
	Toyota Motor Credit Corp.	2.500%	3/22/24	46,595	45,453
	Toyota Motor Credit Corp.	4.400%	9/20/24	21,518	21,424
	Toyota Motor Credit Corp.	4.800%	1/10/25	12,115	12,158
[5]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	7,110	5,008
[2]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	8,429	8,362
[2]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	110,478	106,617
					704,008
Consumer Staples (4.4%)
[2]	7-Eleven Inc.	0.800%	2/10/24	73,354	70,155
	Altria Group Inc.	2.950%	5/2/23	2,000	1,989
	Altria Group Inc.	4.000%	1/31/24	67,408	66,721
	Altria Group Inc.	3.800%	2/14/24	1,623	1,602
	BAT Capital Corp.	3.222%	8/15/24	7,800	7,590
	Coca-Cola Co.	1.750%	9/6/24	17,370	16,726
[2]	Coca-Cola Europacific Partners plc	0.500%	5/5/23	17,000	16,799
	Conagra Brands Inc.	0.500%	8/11/23	17,500	17,068
	Constellation Brands Inc.	3.600%	5/9/24	14,000	13,793
	Costco Wholesale Corp.	2.750%	5/18/24	20,178	19,773
[2]	Danone SA	2.589%	11/2/23	35,200	34,531
	Diageo Capital plc	3.500%	9/18/23	4,135	4,099
	Diageo Capital plc	2.125%	10/24/24	7,700	7,369
	GSK Consumer Healthcare Capital US LLC	3.024%	3/24/24	22,450	21,922
	Hershey Co.	2.050%	11/15/24	11,539	11,064
	Keurig Dr Pepper Inc.	3.130%	12/15/23	11,200	11,036
	Keurig Dr Pepper Inc.	0.750%	3/15/24	59,858	57,185
	Mondelez International Inc.	2.125%	3/17/24	8,475	8,232
	PepsiCo Inc.	3.600%	3/1/24	11,230	11,136
	PepsiCo Inc.	3.500%	7/17/25	50,515	49,675
	Philip Morris International Inc.	2.125%	5/10/23	1,860	1,846
	Philip Morris International Inc.	3.600%	11/15/23	27,137	26,872
	Philip Morris International Inc.	2.875%	5/1/24	1,281	1,251
	Philip Morris International Inc.	5.125%	11/15/24	73,619	74,153
17

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	434	430
	Reynolds American Inc.	4.850%	9/15/23	2,837	2,835
	Unilever Capital Corp.	2.600%	5/5/24	13,600	13,263
	Walgreens Boots Alliance Inc.	0.950%	11/17/23	19,789	19,182
	Walmart Inc.	2.850%	7/8/24	24,791	24,263
					612,560
Energy (4.3%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	1.231%	12/15/23	10,227	9,906
	Canadian Natural Resources Ltd.	3.800%	4/15/24	4,100	4,038
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	8,120	8,203
	Chevron Corp.	2.895%	3/3/24	7,992	7,851
	ConocoPhillips Co.	2.125%	3/8/24	89,370	86,871
	Ecopetrol SA	5.875%	9/18/23	21,170	21,184
	Enable Midstream Partners LP	3.900%	5/15/24	3,000	2,949
	Enbridge Inc.	4.000%	10/1/23	31,673	31,433
	Enbridge Inc.	0.550%	10/4/23	40,528	39,303
[3]	Enbridge Inc., SOFR + 0.630%	4.786%	2/16/24	13,390	13,342
	Energy Transfer LP	4.250%	3/15/23	2,262	2,260
	Energy Transfer LP	4.200%	9/15/23	23,114	22,943
	Energy Transfer LP	5.875%	1/15/24	31,556	31,695
	Energy Transfer LP	4.900%	2/1/24	8,314	8,283
	Energy Transfer LP	4.500%	4/15/24	1,149	1,139
	Enterprise Products Operating LLC	3.350%	3/15/23	31,336	31,275
	Equinor ASA	2.650%	1/15/24	11,544	11,314
	Equinor ASA	3.250%	11/10/24	8,000	7,857
	Exxon Mobil Corp.	2.019%	8/16/24	7,983	7,699
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	1,482	1,468
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	11,031	10,935
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	8,460	8,403
[2]	Kinder Morgan Inc.	5.625%	11/15/23	18,337	18,363
	MPLX LP	4.500%	7/15/23	4,000	3,985
	Pertamina Persero PT	4.300%	5/20/23	4,000	3,989
	Phillips 66	0.900%	2/15/24	34,862	33,425
	Pioneer Natural Resources Co.	0.550%	5/15/23	32,382	31,967
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	312	314
[2]	Saudi Arabian Oil Co.	1.250%	11/24/23	766	741
	Saudi Arabian Oil Co.	1.250%	11/24/23	200	194
	Schlumberger Investment SA	3.650%	12/1/23	8,400	8,305
	Shell International Finance BV	2.000%	11/7/24	11,823	11,346
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	6,090	6,071
	Spectra Energy Partners LP	4.750%	3/15/24	1,129	1,125
	TotalEnergies Capital International SA	3.700%	1/15/24	2,144	2,121
	TransCanada PipeLines Ltd.	3.750%	10/16/23	33,311	33,001
	Williams Cos. Inc.	4.500%	11/15/23	45,972	45,793
	Williams Cos. Inc.	4.300%	3/4/24	24,974	24,765
					595,856
Financials (31.8%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	29,189	28,999
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	2,400	2,387
[3]	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, SOFR + 0.680%	5.004%	9/29/23	37,100	36,827
	Affiliated Managers Group Inc.	4.250%	2/15/24	9,420	9,325
18

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Air Lease Corp.	3.875%	7/3/23	12,623	12,552
	Air Lease Corp.	3.000%	9/15/23	4,243	4,186
	Ally Financial Inc.	3.050%	6/5/23	15,227	15,107
	Ally Financial Inc.	1.450%	10/2/23	91,708	89,473
[1]	American Express Co.	3.400%	2/22/24	9,165	9,024
[1]	American Express Co.	3.375%	5/3/24	8,280	8,138
[1]	American Express Co.	2.500%	7/30/24	42,012	40,615
	Ameriprise Financial Inc.	4.000%	10/15/23	11,775	11,700
[2]	ANZ New Zealand International Ltd.	3.400%	3/19/24	17,345	17,051
	Aon plc	4.000%	11/27/23	52,277	51,868
[2]	Athene Global Funding	2.800%	5/26/23	51,891	51,502
[2]	Athene Global Funding	1.200%	10/13/23	26,054	25,306
[2]	Athene Global Funding	0.950%	1/8/24	52,152	50,019
[2]	Athene Global Funding	2.514%	3/8/24	2,250	2,171
[2]	Australia & New Zealand Banking Group Ltd.	4.829%	2/3/25	35,000	35,049
[3,5]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	5.382%	7/26/29	2,568	1,822
	Banco Santander SA	2.706%	6/27/24	50,600	49,031
	Banco Santander SA	0.701%	6/30/24	20,000	19,600
	Bank of America Corp.	4.125%	1/22/24	16,344	16,233
	Bank of America Corp.	3.550%	3/5/24	56,718	56,628
	Bank of America Corp.	1.486%	5/19/24	19,000	18,794
	Bank of America Corp.	0.523%	6/14/24	20,000	19,640
	Bank of America Corp.	3.458%	3/15/25	24,624	24,152
	Bank of Montreal	0.400%	9/15/23	77,590	75,440
	Bank of Montreal	3.300%	2/5/24	55,002	54,141
	Bank of Montreal	4.250%	9/14/24	20,509	20,303
	Bank of Montreal	5.200%	12/12/24	22,200	22,364
	Bank of New York Mellon Corp.	2.200%	8/16/23	912	899
	Bank of New York Mellon Corp.	3.650%	2/4/24	2,040	2,017
	Bank of New York Mellon Corp.	2.100%	10/24/24	6,033	5,791
	Bank of New York Mellon Corp.	5.224%	11/21/25	4,050	4,078
	Bank of Nova Scotia	1.625%	5/1/23	3,338	3,312
	Bank of Nova Scotia	0.400%	9/15/23	91,465	88,941
	Bank of Nova Scotia	3.400%	2/11/24	26,548	26,162
	Bank of Nova Scotia	2.440%	3/11/24	5,366	5,224
	Bank of Nova Scotia	0.700%	4/15/24	2,200	2,094
	Bank of Nova Scotia	0.650%	7/31/24	20,160	18,935
	Bank of Nova Scotia	5.250%	12/6/24	21,828	21,995
[2]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	122,576	121,845
[2]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	12,267	11,713
[3,5]	Barclays plc, 3M Australian Bank Bill Rate + 1.800%	4.967%	6/15/23	14,250	10,075
[2]	BNP Paribas SA	3.800%	1/10/24	18,597	18,372
[2]	BPCE SA	5.700%	10/22/23	12,210	12,184
[3,5]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	4.482%	4/26/23	9,590	6,776
	Canadian Imperial Bank of Commerce	0.450%	6/22/23	31,610	31,062
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	1,294	1,283
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	5,706	5,491
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	4,521	4,432
	Capital One Financial Corp.	3.900%	1/29/24	2,927	2,894
	Citigroup Inc.	3.875%	10/25/23	20,000	19,811
	Citigroup Inc.	1.678%	5/15/24	29,203	28,903
	Citigroup Inc.	4.044%	6/1/24	91,975	91,620
	Commonwealth Bank of Australia	5.079%	1/10/25	35,250	35,527
[2]	Cooperatieve Rabobank UA	2.625%	7/22/24	24,990	24,199
19

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cooperatieve Rabobank UA	3.875%	8/22/24	14,065	13,896
	Cooperatieve Rabobank UA	5.000%	1/13/25	43,700	43,970
[2]	Corebridge Global Funding	0.400%	9/13/23	82,858	80,482
[2]	Corebridge Global Funding	0.450%	12/8/23	15,000	14,434
	Danske Bank A/S	1.226%	6/22/24	4,760	4,528
	Discover Bank	3.350%	2/6/23	33,861	33,849
	Discover Bank	4.200%	8/8/23	41,311	41,096
[2]	DNB Bank ASA	2.968%	3/28/25	50,000	48,532
[2]	Equitable Financial Life Global Funding	0.500%	11/17/23	16,302	15,745
	Equitable Holdings Inc.	3.900%	4/20/23	36,492	36,412
	Fifth Third Bancorp	4.300%	1/16/24	919	914
	First Republic Bank	1.912%	2/12/24	28,143	28,076
[2]	Five Corners Funding Trust	4.419%	11/15/23	34,381	34,105
[2]	GA Global Funding Trust	1.250%	12/8/23	912	880
[2]	GA Global Funding Trust	1.000%	4/8/24	45,015	42,514
[5]	Goldman Sachs Group Inc.	3.600%	5/16/23	11,840	8,340
	Goldman Sachs Group Inc.	1.217%	12/6/23	65,000	62,988
	Goldman Sachs Group Inc.	3.625%	2/20/24	10,819	10,671
	Goldman Sachs Group Inc.	3.000%	3/15/24	7,962	7,806
	Goldman Sachs Group Inc.	0.925%	10/21/24	54,900	53,097
	Goldman Sachs Group Inc.	5.700%	11/1/24	12,177	12,369
[3,5]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	4.250%	5/16/23	2,800	1,978
[2]	Guardian Life Global Funding	3.400%	4/25/23	18,931	18,863
[5]	HSBC Holdings plc	3.350%	2/16/24	29,487	20,803
	HSBC Holdings plc	3.950%	5/18/24	90,623	90,217
	HSBC Holdings plc	0.732%	8/17/24	38,760	37,735
	HSBC Holdings plc	1.162%	11/22/24	26,200	25,267
[3,5]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	4.150%	2/16/24	8,436	5,953
	HSBC USA Inc.	3.750%	5/24/24	2,460	2,430
	Huntington Bancshares Inc.	4.000%	5/15/25	16,995	16,722
	Huntington National Bank	3.550%	10/6/23	25,260	25,008
	Invesco Finance plc	4.000%	1/30/24	65,350	64,733
	Jackson Financial Inc.	1.125%	11/22/23	15,474	14,983
[2]	Jackson National Life Global Funding	3.250%	1/30/24	982	965
	JPMorgan Chase & Co.	3.875%	2/1/24	3,576	3,544
	JPMorgan Chase & Co.	3.625%	5/13/24	4,100	4,059
	JPMorgan Chase & Co.	1.514%	6/1/24	53,139	52,498
	JPMorgan Chase & Co.	4.023%	12/5/24	50,000	49,498
	JPMorgan Chase & Co.	3.845%	6/14/25	19,462	19,139
[3]	KeyBank NA	4.664%	1/3/24	8,330	8,317
	Legg Mason Inc.	3.950%	7/15/24	10,000	9,831
[2]	Liberty Mutual Group Inc.	4.250%	6/15/23	7,000	6,968
	Lincoln National Corp.	4.000%	9/1/23	4,168	4,144
[5]	Lloyds Banking Group plc	3.650%	3/20/23	8,970	6,325
	Lloyds Banking Group plc	4.050%	8/16/23	84,479	84,045
[5]	Lloyds Banking Group plc	3.900%	11/23/23	8,880	6,212
	Lloyds Banking Group plc	0.695%	5/11/24	77,785	76,666
	Loews Corp.	2.625%	5/15/23	3,000	2,979
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	5,058	5,011
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	22,940	22,700
[2]	MassMutual Global Funding II	0.850%	6/9/23	44,362	43,718
[2]	MassMutual Global Funding II	0.480%	8/28/23	65,560	63,901
	MetLife Inc.	4.368%	9/15/23	2,150	2,150
[2]	Metropolitan Life Global Funding I	0.900%	6/8/23	29,346	28,946
20

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Metropolitan Life Global Funding I	0.400%	1/7/24	71,712	68,776
[2]	Metropolitan Life Global Funding I	3.600%	1/11/24	18,956	18,729
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	57,929	57,577
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,131	1,113
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	31,200	30,705
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	12,392	12,061
	Mizuho Financial Group Inc.	1.241%	7/10/24	47,611	46,692
[3]	Morgan Stanley	4.599%	11/10/23	22,323	22,309
[3]	Morgan Stanley	4.778%	1/25/24	61,444	61,394
	Morgan Stanley	3.737%	4/24/24	10,000	9,965
[2]	MUFG Bank Ltd.	4.100%	9/9/23	1,520	1,511
[2]	National Australia Bank Ltd.	1.388%	1/12/25	20,000	18,809
	National Bank of Canada	5.250%	1/17/25	36,650	36,889
	NatWest Group plc	3.875%	9/12/23	11,111	11,013
[2]	New York Life Global Funding	2.900%	1/17/24	437	429
[2]	New York Life Global Funding	0.550%	4/26/24	350	333
[2]	Nordea Bank Abp	3.750%	8/30/23	29,322	29,098
	Nordea Bank Abp	3.750%	8/30/23	12,061	11,969
	ORIX Corp.	4.050%	1/16/24	2,596	2,573
	ORIX Corp.	3.250%	12/4/24	1,163	1,130
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	8,986	8,962
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.125%	8/1/23	4,472	4,444
[2]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.900%	2/1/24	747	735
	PNC Bank NA	3.800%	7/25/23	24,865	24,713
	PNC Financial Services Group Inc.	3.500%	1/23/24	6,614	6,527
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,978	6,912
[2]	Pricoa Global Funding I	3.450%	9/1/23	23,536	23,325
	Principal Financial Group Inc.	3.125%	5/15/23	6,641	6,608
[2]	Principal Life Global Funding II	0.500%	1/8/24	33,765	32,408
[2]	Protective Life Global Funding	1.082%	6/9/23	13,690	13,503
[2]	Protective Life Global Funding	0.391%	7/7/23	31,000	30,373
[2]	Protective Life Global Funding	0.631%	10/13/23	4,426	4,295
	Protective Life Global Funding	0.631%	10/13/23	12,200	11,838
[2]	Protective Life Global Funding	0.473%	1/12/24	11,902	11,416
	Reinsurance Group of America Inc.	4.700%	9/15/23	1,454	1,450
[2]	Reliance Standard Life Global Funding II	3.850%	9/19/23	44,405	43,935
	Royal Bank of Canada	3.700%	10/5/23	56,642	56,163
	Royal Bank of Canada	0.425%	1/19/24	15,542	14,900
	Royal Bank of Canada	3.970%	7/26/24	109,663	108,458
[2]	Santander UK plc	5.000%	11/7/23	11,303	11,220
	Santander UK plc	4.000%	3/13/24	19,100	18,903
[2]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	84,452	82,295
	State Bank of India	4.500%	9/28/23	6,550	6,524
	State Street Corp.	3.100%	5/15/23	12,950	12,883
	State Street Corp.	3.700%	11/20/23	1,126	1,115
	State Street Corp.	2.354%	11/1/25	16,931	16,266
	State Street Corp.	4.857%	1/26/26	7,610	7,637
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	1,910	1,892
[5]	Sumitomo Mitsui Financial Group Inc.	3.604%	3/7/23	16,380	11,557
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	27,382	27,221
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	4,912	4,875
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	1,598	1,533
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	2,705	2,618
[2]	Sumitomo Mitsui Trust Bank Ltd.	0.800%	9/12/23	22,300	21,701
[2]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	31,878	30,362
21

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Swedbank AB	1.300%	6/2/23	17,950	17,733
	Toronto-Dominion Bank	0.450%	9/11/23	2,400	2,336
	Toronto-Dominion Bank	0.550%	3/4/24	18,965	18,133
	Toronto-Dominion Bank	3.250%	3/11/24	15,099	14,843
	Toronto-Dominion Bank	4.285%	9/13/24	54,323	53,903
[2]	UBS AG	0.450%	2/9/24	23,620	22,558
[2]	UBS Group AG	1.008%	7/30/24	50,445	49,395
	US Bancorp	3.375%	2/5/24	25,226	24,860
	Wells Fargo & Co.	4.125%	8/15/23	8,000	7,962
	Wells Fargo & Co.	3.750%	1/24/24	74,919	74,109
	Wells Fargo & Co.	1.654%	6/2/24	101,159	99,965
[3,5]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	5.010%	6/22/28	41,700	29,420
	Willis North America Inc.	3.600%	5/15/24	10,566	10,344
					4,444,297
Health Care (7.1%)
	AbbVie Inc.	3.750%	11/14/23	2,915	2,890
	Aetna Inc.	2.800%	6/15/23	33,028	32,761
	Aetna Inc.	3.500%	11/15/24	976	954
	AmerisourceBergen Corp.	0.737%	3/15/23	31,363	31,209
	AmerisourceBergen Corp.	3.400%	5/15/24	22,674	22,235
	Amgen Inc.	2.250%	8/19/23	17,000	16,755
	Amgen Inc.	3.625%	5/22/24	21,412	21,082
	Amgen Inc.	3.125%	5/1/25	29,803	28,803
	Astrazeneca Finance LLC	0.700%	5/28/24	22,765	21,617
	Baxter International Inc.	0.868%	12/1/23	1,567	1,514
[3]	Baxter International Inc., SOFR + 0.260%	4.496%	12/1/23	42,000	41,747
[2]	Bayer US Finance II LLC	3.875%	12/15/23	75,823	74,892
	Becton Dickinson and Co.	3.363%	6/6/24	6,452	6,326
	Bristol-Myers Squibb Co.	0.537%	11/13/23	35,175	34,017
	Cardinal Health Inc.	3.200%	3/15/23	5,299	5,287
	Cardinal Health Inc.	3.079%	6/15/24	16,250	15,842
	Cigna Corp.	3.750%	7/15/23	40,501	40,263
	Cigna Corp.	0.613%	3/15/24	10,215	9,740
	CVS Health Corp.	4.000%	12/5/23	1,729	1,715
[2]	GE HealthCare Technologies Inc.	5.550%	11/15/24	53,133	53,620
	Gilead Sciences Inc.	2.500%	9/1/23	2,400	2,365
	Gilead Sciences Inc.	0.750%	9/29/23	46,997	45,700
	Gilead Sciences Inc.	3.700%	4/1/24	1,770	1,747
	GlaxoSmithKline Capital plc	3.000%	6/1/24	10,672	10,447
	HCA Inc.	5.375%	2/1/25	16,000	16,062
	Illumina Inc.	0.550%	3/23/23	28,917	28,724
	McKesson Corp.	2.850%	3/15/23	16,990	16,956
	McKesson Corp.	3.796%	3/15/24	50,000	49,327
	Mylan Inc.	4.200%	11/29/23	9,000	8,927
	Novartis Capital Corp.	3.400%	5/6/24	9,898	9,760
	Novartis Capital Corp.	1.750%	2/14/25	7,955	7,551
	PerkinElmer Inc.	0.550%	9/15/23	67,895	65,944
	Royalty Pharma plc	0.750%	9/2/23	75,299	73,385
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	861	847
	Stryker Corp.	0.600%	12/1/23	25,000	24,106
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	58,925	58,645
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	40,432	39,270
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	1,364	1,288
[3]	Thermo Fisher Scientific Inc., SOFR + 0.350%	4.673%	4/18/23	60,000	60,007
22

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	3.500%	6/15/23	1,624	1,615
	Wyeth LLC	6.450%	2/1/24	4,863	4,937
					990,879
Industrials (3.6%)
[5]	Aurizon Network Pty Ltd.	4.000%	6/21/24	16,120	11,278
	Boeing Co.	1.167%	2/4/23	44,000	44,000
	Boeing Co.	4.508%	5/1/23	37,881	37,813
	Boeing Co.	1.433%	2/4/24	3,211	3,095
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	3,908	3,882
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	8,130	7,982
	Canadian Pacific Railway Co.	2.900%	2/1/25	33,100	31,883
	Caterpillar Financial Services Corp.	0.600%	9/13/24	6,947	6,527
	Caterpillar Financial Services Corp.	4.900%	1/17/25	19,364	19,564
	Caterpillar Inc.	3.400%	5/15/24	15,763	15,539
	CNH Industrial Capital LLC	1.950%	7/2/23	24,675	24,331
	CNH Industrial Capital LLC	4.200%	1/15/24	1,981	1,964
	CNH Industrial NV	4.500%	8/15/23	1,414	1,407
	Cummins Inc.	3.650%	10/1/23	422	419
[2]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	12,235	11,825
[2]	Daimler Trucks Finance North America LLC	5.200%	1/17/25	25,600	25,719
	Honeywell International Inc.	2.300%	8/15/24	24,000	23,202
	Huntington Ingalls Industries Inc.	0.670%	8/16/23	30,454	29,710
	John Deere Capital Corp.	4.550%	10/11/24	28,119	28,151
	John Deere Capital Corp.	1.250%	1/10/25	11,250	10,581
	L3Harris Technologies Inc.	3.850%	6/15/23	22,215	22,090
	Norfolk Southern Corp.	3.850%	1/15/24	3,104	3,072
	Northrop Grumman Corp.	3.250%	8/1/23	7,654	7,599
	Parker-Hannifin Corp.	3.650%	6/15/24	12,280	12,071
[5]	QPH Finance Co. Pty Ltd.	3.750%	6/7/23	9,520	6,709
	Raytheon Technologies Corp.	3.200%	3/15/24	5,776	5,679
	Rockwell Automation Inc.	0.350%	8/15/23	32,238	31,433
	Ryder System Inc.	3.875%	12/1/23	19,951	19,725
	Ryder System Inc.	3.650%	3/18/24	8,616	8,478
	Ryder System Inc.	2.500%	9/1/24	3,740	3,589
[2]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	24,000	22,955
[2]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	20,097	19,731
	Union Pacific Corp.	3.500%	6/8/23	8,264	8,223
[1,6]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	16	16
					510,242
Materials (2.4%)
	Berry Global Inc.	0.950%	2/15/24	5,500	5,258
	Carlisle Cos. Inc.	0.550%	9/1/23	25,470	24,789
	Celanese US Holdings LLC	3.500%	5/8/24	2,930	2,865
	Celanese US Holdings LLC	5.900%	7/5/24	7,735	7,780
[2]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	42,811	42,622
	Georgia-Pacific LLC	8.000%	1/15/24	14,119	14,517
	Indonesia Asahan Aluminium Persero PT	5.710%	11/15/23	35,874	35,934
	LYB International Finance BV	4.000%	7/15/23	30,972	30,788
	LyondellBasell Industries NV	5.750%	4/15/24	14,198	14,270
	Martin Marietta Materials Inc.	0.650%	7/15/23	15,000	14,688
	Mosaic Co.	4.250%	11/15/23	79,586	79,049
	Nutrien Ltd.	1.900%	5/13/23	61,551	60,969
23

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PPG Industries Inc.	3.200%	3/15/23	7,000	6,984
					340,513
Real Estate (3.6%)
	American Tower Corp.	3.000%	6/15/23	62,448	61,944
[1]	American Tower Corp.	0.600%	1/15/24	6,660	6,388
[1]	American Tower Corp.	5.000%	2/15/24	2,870	2,870
	AvalonBay Communities Inc.	4.200%	12/15/23	25,272	25,126
	Boston Properties LP	3.125%	9/1/23	78,350	77,381
	Boston Properties LP	3.800%	2/1/24	7,850	7,740
	Camden Property Trust	4.875%	6/15/23	2,831	2,825
	Crown Castle International Corp.	3.150%	7/15/23	47,048	46,561
	Essex Portfolio LP	3.250%	5/1/23	8,470	8,421
	Essex Portfolio LP	3.875%	5/1/24	1,050	1,032
	Federal Realty Investment Trust	2.750%	6/1/23	1,800	1,785
	Federal Realty Investment Trust	3.950%	1/15/24	45,198	44,701
[5]	General Property Trust Co.	3.591%	11/7/23	20,520	14,420
	Kilroy Realty LP	3.450%	12/15/24	19,433	18,797
	Mid-America Apartments LP	4.300%	10/15/23	35,900	35,666
	Omega Healthcare Investors Inc.	4.375%	8/1/23	6,246	6,211
	Realty Income Corp.	4.600%	2/6/24	40,935	40,777
[5]	Shopping Centres Australasia Property Group	3.900%	6/7/24	8,560	5,988
	Simon Property Group LP	2.750%	6/1/23	17,465	17,329
	Simon Property Group LP	3.750%	2/1/24	29,723	29,365
	Ventas Realty LP	3.500%	4/15/24	10,040	9,823
	Ventas Realty LP	3.750%	5/1/24	5,000	4,915
	Welltower OP LLC	4.500%	1/15/24	29,751	29,570
	Welltower OP LLC	3.625%	3/15/24	1,495	1,471
					501,106
Technology (2.9%)
	Apple Inc.	1.800%	9/11/24	11,976	11,479
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	17,246	17,008
	Dell International LLC / EMC Corp.	5.450%	6/15/23	6,619	6,624
	Equifax Inc.	3.950%	6/15/23	2,175	2,165
	Fiserv Inc.	3.800%	10/1/23	47,360	46,974
	Global Payments Inc.	3.750%	6/1/23	8,895	8,841
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	34,897	34,720
	Mastercard Inc.	2.000%	3/3/25	23,903	22,749
	Microsoft Corp.	3.625%	12/15/23	5,981	5,928
	Microsoft Corp.	2.875%	2/6/24	28,124	27,630
	Oracle Corp.	3.625%	7/15/23	4,101	4,076
	Oracle Corp.	2.400%	9/15/23	74,620	73,366
	Oracle Corp.	3.400%	7/8/24	1,622	1,589
	Roper Technologies Inc.	3.650%	9/15/23	3,087	3,057
	salesforce.com Inc.	0.625%	7/15/24	19,996	18,876
	Skyworks Solutions Inc.	0.900%	6/1/23	80,121	78,876
	VMware Inc.	0.600%	8/15/23	47,966	46,789
					410,747
Utilities (4.6%)
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	10,100	9,975
	American Electric Power Co. Inc.	0.750%	11/1/23	13,760	13,341
	Baltimore Gas and Electric Co.	3.350%	7/1/23	7,592	7,538
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	2,400	2,382
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	30,000	29,639
24

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Inc.	0.650%	12/1/23	34,357	33,165
	Delmarva Power & Light Co.	3.500%	11/15/23	1,616	1,599
[3]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	5.299%	9/15/23	6,090	6,091
	DTE Electric Co.	3.650%	3/15/24	20,720	20,460
	Duke Energy Corp.	3.950%	10/15/23	33,885	33,651
	Duke Energy Corp.	3.750%	4/15/24	22,900	22,600
	Duke Energy Progress LLC	3.375%	9/1/23	9,129	9,043
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	25,493	25,224
	Edison International	2.950%	3/15/23	2,023	2,015
	Entergy Louisiana LLC	0.620%	11/17/23	32,370	31,266
	Eversource Energy	2.800%	5/1/23	44,715	44,489
	Eversource Energy	3.800%	12/1/23	278	275
[3]	Eversource Energy, SOFR + 0.250%	4.390%	8/15/23	32,600	32,478
	MidAmerican Energy Co.	3.700%	9/15/23	11,121	11,030
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	9,653	9,619
	NextEra Energy Capital Holdings Inc.	4.255%	9/1/24	29,862	29,618
[3]	NextEra Energy Capital Holdings Inc., SOFR + 0.400%	4.466%	11/3/23	37,700	37,658
	Oklahoma Gas and Electric Co.	0.553%	5/26/23	352	347
	Public Service Electric and Gas Co.	2.375%	5/15/23	4,214	4,180
	Public Service Enterprise Group Inc.	0.841%	11/8/23	24,439	23,651
	Southern California Edison Co.	0.700%	8/1/23	2,150	2,103
	Southern California Edison Co.	3.500%	10/1/23	38,368	37,948
	Southern Co.	0.600%	2/26/24	1,296	1,238
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	16,325	16,028
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	17,729	17,641
[2]	State Grid Overseas Investment BVI Ltd.	3.750%	5/2/23	32,647	32,560
[5]	United Energy Distribution Pty Ltd.	3.500%	9/12/23	25,140	17,684
	WEC Energy Group Inc.	0.550%	9/15/23	59,410	57,785
	Xcel Energy Inc.	0.500%	10/15/23	21,883	21,212
					645,533
Total Corporate Bonds (Cost $10,303,808)					10,205,112
Sovereign Bonds (2.0%)
[5]	Airservices Australia	2.750%	5/15/23	6,290	4,427
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	9,920
[7]	Korea Monetary Stabilization Bond	3.050%	7/9/23	80,000,000	64,788
[7]	Korea Monetary Stabilization Bond	3.310%	9/9/23	181,000,000	147,237
	Republic of Croatia	5.500%	4/4/23	10,662	10,670
	Republic of Hungary	5.375%	2/21/23	23,702	23,702
	Republic of Hungary	5.750%	11/22/23	1,332	1,336
	Republic of Hungary	5.375%	3/25/24	712	714
	Republic of Panama	4.000%	9/22/24	845	830
	Romania	4.375%	8/22/23	13,860	13,802
Total Sovereign Bonds (Cost $256,806)					277,426
				Shares
Temporary Cash Investments (10.9%)
Money Market Fund (0.8%)
[8]	Vanguard Market Liquidity Fund	4.437%		1,058,812	105,870
25

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (10.1%)
[9,10]	United States Treasury Bill	4.770%–4.802%	12/28/23	474,000	454,600
	United States Treasury Bill	4.721%	1/25/24	1,002,000	957,509
					1,412,109
Total Temporary Cash Investments (Cost $1,517,708)					1,517,979
Total Investments (100.0%) (Cost $14,100,396)					13,990,339
Other Assets and Liabilities—Net (0.0%)					1,395
Net Assets (100%)					13,991,734
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $2,970,685,000, representing 21.2% of net assets.
3	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Face amount denominated in Australian dollars.
6	Security value determined using significant unobservable inputs.
7	Face amount denominated in Korean won.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9	Securities with a value of $4,782,000 have been segregated as initial margin for open futures contracts.
10	Securities with a value of $30,734,000 have been segregated as collateral for open forward currency contracts.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
USD—U.S. dollar.
26

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	7,544	1,551,412	606

Short Futures Contracts
5-Year U.S. Treasury Note	March 2023	(274)	(29,932)	(94)
AUD 3-Year Treasury Bond	March 2023	(200)	(15,243)	38
				(56)
				550

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Toronto-Dominion Bank	3/15/23	AUD	15,166	USD	10,773	—	(49)
State Street Bank & Trust Co.	3/15/23	AUD	10,240	USD	7,260	—	(20)
State Street Bank & Trust Co.	3/15/23	EUR	17	USD	19	—	—
JPMorgan Chase Bank, N.A.	3/15/23	EUR	17	USD	19	—	—
State Street Bank & Trust Co.	3/15/23	GBP	3	USD	3	—	—
Citibank, N.A.	3/15/23	USD	154,740	AUD	216,853	1,410	—
State Street Bank & Trust Co.	3/15/23	USD	50,984	AUD	72,284	—	(126)
Citibank, N.A.	3/15/23	USD	11,298	AUD	16,063	—	(60)
Bank of America, N.A.	3/15/23	USD	7,251	AUD	10,238	12	—
JPMorgan Chase Bank, N.A.	3/15/23	USD	625	GBP	505	2	—
JPMorgan Chase Bank, N.A.	7/10/23	USD	111,153	KRW	152,000,000	—	(13,138)
Barclays Bank plc	7/10/23	USD	60,935	KRW	80,000,000	—	(4,481)
BNP Paribas	7/10/23	USD	27,783	KRW	38,000,000	—	(3,290)
						1,424	(21,164)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
KRW—Korean won.
USD—U.S. dollar.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,413,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
27

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $13,994,526)	13,884,469
Affiliated Issuers (Cost $105,870)	105,870
Total Investments in Securities	13,990,339
Investment in Vanguard	547
Foreign Currency, at Value (Cost $3,402)	3,703
Receivables for Investment Securities Sold	172,658
Receivables for Accrued Income	70,769
Receivables for Capital Shares Issued	35,585
Variation Margin Receivable—Futures Contracts	701
Unrealized Appreciation—Forward Currency Contracts	1,424
Total Assets	14,275,726
Liabilities
Due to Custodian	88
Payables for Investment Securities Purchased	225,909
Payables for Capital Shares Redeemed	30,064
Payables for Distributions	6,129
Payables to Vanguard	638
Unrealized Depreciation—Forward Currency Contracts	21,164
Total Liabilities	283,992
Net Assets	13,991,734
At January 31, 2023, net assets consisted of:

Paid-in Capital	14,328,757
Total Distributable Earnings (Loss)	(337,023)
Net Assets	13,991,734

Investor Shares—Net Assets
Applicable to 50,874,637 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	502,975
Net Asset Value Per Share—Investor Shares	$9.89

Admiral Shares—Net Assets
Applicable to 682,080,749 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,488,759
Net Asset Value Per Share—Admiral Shares	$19.78

See accompanying Notes, which are an integral part of the Financial Statements.
28

Ultra-Short-Term Bond Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1,2]	266,326
Total Income	266,326
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,262
Management and Administrative—Investor Shares	955
Management and Administrative—Admiral Shares	13,978
Marketing and Distribution—Investor Shares	46
Marketing and Distribution—Admiral Shares	802
Custodian Fees	143
Auditing Fees	36
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	105
Trustees’ Fees and Expenses	6
Other Expenses	18
Total Expenses	17,366
Expenses Paid Indirectly	(87)
Net Expenses	17,279
Net Investment Income	249,047
Realized Net Gain (Loss)
Investment Securities Sold[1]	(195,730)
Futures Contracts	(70,964)
Swap Contracts	493
Forward Currency Contracts	65,017
Foreign Currencies	(14,682)
Realized Net Gain (Loss)	(215,866)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	27,910
Futures Contracts	10,099
Swap Contracts	(197)
Forward Currency Contracts	(40,536)
Foreign Currencies	738
Change in Unrealized Appreciation (Depreciation)	(1,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,195
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,919,000, ($216,000), $1,000, and ($78,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $313,000.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Ultra-Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	249,047	110,988
Realized Net Gain (Loss)	(215,866)	50,431
Change in Unrealized Appreciation (Depreciation)	(1,986)	(213,469)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,195	(52,050)
Distributions
Investor Shares	(7,678)	(3,889)
Admiral Shares	(242,810)	(113,727)
Total Distributions	(250,488)	(117,616)
Capital Share Transactions
Investor Shares	(167,644)	(45,100)
Admiral Shares	(5,774,177)	3,579,555
Net Increase (Decrease) from Capital Share Transactions	(5,941,821)	3,534,455
Total Increase (Decrease)	(6,161,114)	3,364,789
Net Assets
Beginning of Period	20,152,848	16,788,059
End of Period	13,991,734	20,152,848

See accompanying Notes, which are an integral part of the Financial Statements.
30

Ultra-Short-Term Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.99	$10.08	$10.04	$9.98	$9.97
Investment Operations
Net Investment Income[1]	.141	.047	.127	.252	.227
Net Realized and Unrealized Gain (Loss) on Investments	(.093)	(.086)	.053	.065	.003
Total from Investment Operations	.048	(.039)	.180	.317	.230
Distributions
Dividends from Net Investment Income	(.148)	(.050)	(.140)	(.257)	(.220)
Distributions from Realized Capital Gains	—	(.001)	—	—	—
Total Distributions	(.148)	(.051)	(.140)	(.257)	(.220)
Net Asset Value, End of Period	$9.89	$9.99	$10.08	$10.04	$9.98
Total Return[2]	0.49%	-0.39%	1.81%	3.21%	2.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$503	$677	$728	$471	$309
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.42%	0.47%	1.27%	2.53%	2.28%
Portfolio Turnover Rate	61%	57%[4]	60%[4]	70%	61%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 1% and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Ultra-Short-Term Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.99	$20.15	$20.08	$19.96	$19.94
Investment Operations
Net Investment Income[1]	.294	.113	.263	.527	.473
Net Realized and Unrealized Gain (Loss) on Investments	(.188)	(.152)	.107	.126	.008
Total from Investment Operations	.106	(.039)	.370	.653	.481
Distributions
Dividends from Net Investment Income	(.316)	(.119)	(.300)	(.533)	(.461)
Distributions from Realized Capital Gains	—	(.002)	—	—	—
Total Distributions	(.316)	(.121)	(.300)	(.533)	(.461)
Net Asset Value, End of Period	$19.78	$19.99	$20.15	$20.08	$19.96
Total Return[2]	0.54%	-0.20%	1.86%	3.31%	2.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,489	$19,476	$16,060	$6,443	$5,244
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.49%	0.56%	1.31%	2.63%	2.38%
Portfolio Turnover Rate	61%	57%[4]	60%[4]	70%	61%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 1% and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Ultra-Short-Term Bond Fund
Notes to Financial Statements
Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys
33

Ultra-Short-Term Bond Fund
mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 10% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be
34

Ultra-Short-Term Bond Fund
reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s
35

Ultra-Short-Term Bond Fund
maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The fund had no open swap contracts at January 31, 2023.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or
36

Ultra-Short-Term Bond Fund
emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $547,000, representing less than 0.01% of the fund’s net assets and 0.22% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
37

Ultra-Short-Term Bond Fund
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $87,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,989,822	—	1,989,822
Corporate Bonds	—	10,205,096	16	10,205,112
Sovereign Bonds	—	277,426	—	277,426
Temporary Cash Investments	105,870	1,412,109	—	1,517,979
Total	105,870	13,884,453	16	13,990,339
Derivative Financial Instruments
Assets
Futures Contracts[1]	644	—	—	644
Forward Currency Contracts	—	1,424	—	1,424
Total	644	1,424	—	2,068
Liabilities
Futures Contracts[1]	94	—	—	94
Forward Currency Contracts	—	21,164	—	21,164
Total	94	21,164	—	21,258
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
38

Ultra-Short-Term Bond Fund
E.	At January 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	644	—	644
Unrealized Appreciation—Forward Currency Contracts	—	1,424	1,424
Total Assets	644	1,424	2,068

Unrealized Depreciation—Futures Contracts[1]	94	—	94
Unrealized Depreciation—Forward Currency Contracts	—	21,164	21,164
Total Liabilities	94	21,164	21,258
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(70,964)	—	—	(70,964)
Swap Contracts	—	—	493	493
Forward Currency Contracts	—	65,017	—	65,017
Realized Net Gain (Loss) on Derivatives	(70,964)	65,017	493	(5,454)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,099	—	—	10,099
Swap Contracts	—	—	(197)	(197)
Forward Currency Contracts	—	(40,536)	—	(40,536)
Change in Unrealized Appreciation (Depreciation) on Derivatives	10,099	(40,536)	(197)	(30,634)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of
39

Ultra-Short-Term Bond Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,518
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(214,341)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(125,071)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	250,488	116,260
Long-Term Capital Gains	—	1,356
Total	250,488	117,616
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	14,115,410
Gross Unrealized Appreciation	22,435
Gross Unrealized Depreciation	(147,506)
Net Unrealized Appreciation (Depreciation)	(125,071)
G.	During the year ended January 31, 2023, the fund purchased $7,095,625,000 of investment securities and sold $11,240,773,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $717,055,000 and $1,041,980,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $2,463,574,000 and sales were $220,872,000, resulting in net realized loss of $736,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
40

Ultra-Short-Term Bond Fund
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	332,662	33,704	616,149	61,217
Issued in Lieu of Cash Distributions	7,063	716	3,508	349
Redeemed	(507,369)	(51,293)	(664,757)	(66,087)
Net Increase (Decrease)—Investor Shares	(167,644)	(16,873)	(45,100)	(4,521)
Admiral Shares
Issued	8,320,891	420,395	16,783,133	833,760
Issued in Lieu of Cash Distributions	200,018	10,135	93,137	4,630
Redeemed	(14,295,086)	(722,648)	(13,296,715)	(661,031)
Net Increase (Decrease)—Admiral Shares	(5,774,177)	(292,118)	3,579,555	177,359
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
42

Tax information (unaudited)
The fund hereby designates $65,494,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 99.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 78.3%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
43

"Bloomberg®" and Bloomberg U.S. Treasury Bellwethers: 1 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Ultra-Short-Term Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Ultra-Short-Term Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Bellwethers: 1 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Ultra-Short-Term Bond Fund customers, in connection with the administration, marketing or trading of the Ultra-Short-Term Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE ULTRA-SHORT-TERM BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ULTRA-SHORT-TERM BOND FUND OR THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
44

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14920 032023

Annual Report   |   January 31, 2023
Vanguard High-Yield Corporate Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	47
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard High-Yield Corporate Fund returned –3.37% for Investor Shares and –3.27% for Admiral Shares. These results outpaced the –4.67% return of the fund’s benchmark index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings across much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	The sharp rise in yields increased fears of recession and weighed heavily on bond prices. The Treasury yield curve inverted.
•	Among high-yield bonds, credit spreads widened and higher-quality bonds generally outperformed those of lower quality. Shorter-dated bonds generally outperformed those with longer maturities.
•	The fund benefited from lower credit risk positioning relative to the benchmark and from security selection within the wireless, pharmaceutical, and technology sectors. An underweight allocation to energy, and security selection within that sector, detracted most from relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisors’ Report
For the 12 months ended January 31, 2023, Vanguard High-Yield Corporate Fund returned –3.37% for Investor Shares and –3.27% for Admiral Shares. They fared better than the –4.67% return of the fund’s benchmark index. (The High-Yield Corporate Composite Index consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg 1–5 Year Treasury Bond Index.)
Effective August 29, 2022, Vanguard Fixed Income Group was added as a second investment advisor to manage a portion of the fund’s assets. Vanguard may use a multi-manager approach when there is an opportunity to combine talented managers that may have complementary approaches to improve long-term investor outcomes. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months. They have also outlined the notable successes and shortfalls in their portfolios; in the case of Vanguard’s portfolio, these successes and shortfalls are for the period from August 29, 2022, through the end of the fiscal year. These comments were prepared on February 10, 2023.
Wellington Management Company llp
Portfolio Managers:
Michael L. Hong, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Elizabeth H. Shortsleeve,
Senior Managing Director and
Fixed Income Portfolio Manager
Fixed income markets experienced negative total returns during the fiscal year as government bond yields moved sharply higher in response to tightening global monetary policies to combat persistent inflationary pressures. High-yield spreads widened amid increasing concerns that tighter financial conditions could tip the global economy into recession.
Although we predict continued macroeconomic headwinds during 2023 and expect defaults to migrate toward long-term averages, we think a repeat of 2022’s negative total-return year is unlikely given the valuation starting point. Further, with high-yield credit spreads and “all-in” yields north of 4% and 8%, respectively, we believe market technicals could turn positive as investors seek to capture spreads and yields that are significantly higher than a year ago.
We are closely watching inflation and labor market data points as both are drivers of the Federal Reserve’s policy and key factors in the depth and timing of a potential recession. Security selection should take on increased importance in

2

2023 because we anticipate greater dispersion across high-yield issuers, sectors, and credit qualities. We continue to prefer companies that can maintain their cash flows in a more challenging market and economic backdrop through strong competitive positioning, less-cyclical end-market exposures, and a focus on balance sheet improvement.
Despite rising input costs, high-yield issuers’ fundamentals held up relatively well in 2022. Many issuers have bolstered their balance sheets since the onset of COVID-19, providing some insulation from rising costs. However, we anticipate continued pressure on many issuers’ profit margins, as higher costs might not be passed on so easily to a flagging consumer sector in 2023. All-in borrowing costs are significantly above where they were a year ago, further cutting into corporate free-cash-flow generation. Overall, we expect high-yield corporate fundamentals to weaken over the next 6 to 12 months as the effects of tighter monetary policy work their way through the economy.
Entering 2023, we believe a modestly defensive risk posture, with a strong emphasis on security selection, is appropriate. Given the macroeconomic headwinds, weakening high-yield issuer fundamentals, and median-level valuations in the sector, we do not believe investors are likely to be compensated adequately for taking on excess credit risk. We are, however, maintaining the flexibility to pivot and tactically increase risk at potentially more attractive valuations in the event of further market volatility.
An underweight to and security selection within the energy sector detracted most from our portfolio’s relative results. An overweight to the pharmaceuticals sector also hurt relative performance. An underweight to and security section within the media and entertainment sector helped returns, as did security selection within the pharmaceuticals and wireless sectors. The portfolio maintains meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum.
We prefer higher-quality credits, as they provide stable income and help minimize defaults in the portfolio. We continue to diversify our holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, given their potential for volatility.
Vanguard Fixed Income Group
Portfolio Manager:
Michael Chang, CFA
With few exceptions, 2022 overall was a very challenging year across financial markets. A shift in monetary policy, combined with increasing uncertainty geopolitically and economically, resulted in a challenging macro backdrop for financial
3

markets in general and high yield specifically. That translated to higher rates and wider credit spreads, leading to negative returns in the high-yield market and across financial markets broadly. January 2023 was a bit of a reversal from 2022. We saw a rally based on expectations or hopes that we are nearing an end to the policy-tightening cycle and that inflation has peaked. All of this, in combination with better valuations, has created a more supportive backdrop for high yield going into 2023.
Since becoming an advisor on a portion of the fund roughly five months ago, we have been gradually shifting the portfolio to better reflect our bottom-up views on issuers and sectors, but we maintain our leaning toward greater diversification and higher quality in the high-yield spectrum.
With lower-quality bonds underperforming in 2022, our defensive bias helped our portfolio, though some of that has reversed in the last month of the fiscal year. Our sector leanings boosted relative performance. We have favored and continue to favor some consumer-facing, travel-related sectors such as airlines, cruise lines, lodging, and gaming companies. Demand here has continued to recover—and, in some cases, it has exceeded pre-pandemic levels. These sectors were hit disproportionately by COVID and the recovery in many cases has been slower than for the broader economy. We feel that demand will continue to recover, and that this should lead to credit improvement for many of these companies.
Interest rates were the biggest driver of markets in 2022. We believe credit risk will be the dominant driver of returns in 2023, given the prospects of a weaker economic environment. Default rates will likely rise from the record lows of the last couple of years. Given where valuations are today, investors are not being paid to go down in quality. We remain defensively positioned and biased toward higher quality, bottom-up approach to avoid problematic issues.
4

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	65	15,312	Combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. Seeks to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield.
Vanguard Fixed Income Group	32	7,537	Combines bottom-up fundamental research with top-down strategy. Security selection is based on a proprietary assessment of issuers and securities to identify durable business models and avoid excess credit losses and defaults.
Cash Investments	3	764	These short-term reserves are invested by Vanguard in fixed income securities and derivative products to simulate investment in bonds. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,010.40	$1.11
Admiral™ Shares	1,000.00	1,011.00	0.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

High-Yield Corporate Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High-Yield Corporate Fund Investor Shares	-3.37%	2.85%	3.92%	$14,694
High-Yield Corporate Composite Index	-4.67	3.16	4.12	14,971
Bloomberg U.S. Corporate High Yield Bond Index	-5.22	2.96	4.28	15,206
High-Yield Corporate Composite Index: Consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1–5 Year Treasury Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
High-Yield Corporate Fund Admiral Shares	-3.27%	2.95%	4.03%	$74,204
High-Yield Corporate Composite Index	-4.67	3.16	4.12	74,855
Bloomberg U.S. Corporate High Yield Bond Index	-5.22	2.96	4.28	76,032
See Financial Highlights for dividend and capital gains information.
8

High-Yield Corporate Fund
Fund Allocation
As of January 31, 2023
Corporate Bonds - Communications	16.6%
Corporate Bonds - Consumer Discretionary	16.9
Corporate Bonds - Consumer Staples	3.3
Corporate Bonds - Energy	11.6
Corporate Bonds - Financials	5.7
Corporate Bonds - Health Care	9.1
Corporate Bonds - Industrials	8.2
Corporate Bonds - Materials	7.4
Corporate Bonds - Real Estate	1.5
Corporate Bonds - Technology	8.4
Corporate Bonds - Utilities	2.1
Floating Rate Loan Interests	3.1
U.S. Government and Agency Obligations	6.1
The table reflects the fund’s investments, except for short-term investments, other financial instruments, and derivatives.
9

High-Yield Corporate Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (5.9%)
U.S. Government Securities (5.9%)
	United States Treasury Note/Bond	1.625%	4/30/23	170,250	168,973
[1,2]	United States Treasury Note/Bond	0.125%	7/31/23	155,875	152,343
	United States Treasury Note/Bond	3.000%	7/31/24	26,960	26,379
	United States Treasury Note/Bond	4.375%	10/31/24	8,551	8,554
	United States Treasury Note/Bond	4.500%	11/30/24	31,050	31,152
[3]	United States Treasury Note/Bond	3.125%	8/15/25	87,090	85,294
[1,3]	United States Treasury Note/Bond	3.500%	9/15/25	400,000	395,563
	United States Treasury Note/Bond	4.500%	11/15/25	30,463	30,920
	United States Treasury Note/Bond	4.000%	12/15/25	61,182	61,373
	United States Treasury Note/Bond	3.875%	1/15/26	4,749	4,749
	United States Treasury Note/Bond	0.875%	6/30/26	59,500	53,996
	United States Treasury Note/Bond	2.750%	7/31/27	30,000	28,875
	United States Treasury Note/Bond	4.125%	9/30/27	90,070	91,886
	United States Treasury Note/Bond	4.125%	10/31/27	44,430	45,346
[1]	United States Treasury Note/Bond	2.625%	7/31/29	44,250	41,816
[1]	United States Treasury Note/Bond	3.875%	9/30/29	39,000	39,670
	United States Treasury Note/Bond	3.875%	11/30/29	17,900	18,224
	United States Treasury Note/Bond	3.875%	12/31/29	44,240	45,083
	United States Treasury Note/Bond	2.750%	8/15/32	20,795	19,567
	United States Treasury Note/Bond	4.125%	11/15/32	22,200	23,359
	United States Treasury Note/Bond	4.500%	5/15/38	7,300	8,111
	United States Treasury Note/Bond	3.250%	5/15/42	2,357	2,185
	United States Treasury Note/Bond	3.375%	8/15/42	2,220	2,098
	United States Treasury Note/Bond	3.125%	5/15/48	1,675	1,511
	United States Treasury Note/Bond	3.000%	8/15/52	172	152
Total U.S. Government and Agency Obligations (Cost $1,385,954)					1,387,179
Corporate Bonds (86.8%)
Communications (15.9%)
[4,5]	Altice France SA	2.125%	2/15/25	11,415	11,439
[4]	Altice France SA	8.125%	2/1/27	600	562
[4]	Altice France SA	5.500%	1/15/28	19,790	16,428
[4]	Altice France SA	5.125%	7/15/29	85,970	67,517
[4]	Banijay Entertainment SASU	5.375%	3/1/25	25,380	24,484
	Belo Corp.	7.750%	6/1/27	29,475	28,480
	Belo Corp.	7.250%	9/15/27	19,847	18,877
[4]	Cable One Inc.	4.000%	11/15/30	32,100	26,550
10

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	51,985	51,093
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	51,977	49,529
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	10,245	9,475
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	40,000	38,593
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	85,720	73,289
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	100,690	83,864
[4,6]	CCO Holdings LLC / CCO Holdings Capital Corp.	7.375%	3/1/31	48,650	48,772
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	2/1/32	7,000	5,948
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	136,793	113,284
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	6/1/33	16,820	13,667
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	1/15/34	17,800	13,913
[4]	CSC Holdings LLC	5.500%	4/15/27	53,020	46,677
[4]	CSC Holdings LLC	6.500%	2/1/29	33,483	29,004
[4]	CSC Holdings LLC	4.125%	12/1/30	84,978	62,383
[4]	CSC Holdings LLC	4.625%	12/1/30	8,625	5,101
[4]	CSC Holdings LLC	3.375%	2/15/31	82,190	57,329
[4]	CSC Holdings LLC	4.500%	11/15/31	119,670	88,166
[4]	CSC Holdings LLC	5.000%	11/15/31	26,470	15,827
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	22,140	20,053
	DISH DBS Corp.	5.000%	3/15/23	48,242	48,161
	DISH DBS Corp.	5.875%	11/15/24	54,450	51,414
	DISH DBS Corp.	7.750%	7/1/26	57,610	46,735
[4]	DISH DBS Corp.	5.250%	12/1/26	2,920	2,516
	DISH DBS Corp.	7.375%	7/1/28	65,315	46,957
[4]	DISH DBS Corp.	5.750%	12/1/28	40,625	33,319
	DISH DBS Corp.	5.125%	6/1/29	22,735	14,458
[4]	DISH Network Corp.	11.750%	11/15/27	67,388	69,889
	Embarq Corp.	7.995%	6/1/36	30,150	14,529
[4]	Frontier Communications Holdings LLC	5.875%	10/15/27	16,240	15,497
[4]	Frontier Communications Holdings LLC	5.000%	5/1/28	139,449	126,473
[4]	Frontier Communications Holdings LLC	6.750%	5/1/29	22,182	19,011
	Frontier Communications Holdings LLC	5.875%	11/1/29	75,603	61,713
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	17,035	13,979
[4]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	72,140	62,402
[4]	Iliad Holding SAS	6.500%	10/15/26	17,850	16,895
[4]	Iliad Holding SAS	7.000%	10/15/28	16,550	15,539
	Lamar Media Corp.	3.750%	2/15/28	30,000	27,359
	Lamar Media Corp.	4.875%	1/15/29	2,920	2,761
	Lamar Media Corp.	4.000%	2/15/30	75,500	67,187
	Lamar Media Corp.	3.625%	1/15/31	59,108	50,272
[4]	Level 3 Financing Inc.	3.625%	1/15/29	19,482	14,493
[4,5]	Lorca Telecom Bondco SA	4.000%	9/18/27	55,975	55,724
[4]	Match Group Holdings II LLC	4.625%	6/1/28	5,480	5,038
[4]	Match Group Holdings II LLC	4.125%	8/1/30	14,026	12,045
[4]	Match Group Holdings II LLC	3.625%	10/1/31	12,425	9,971
	Netflix Inc.	4.875%	4/15/28	21,485	21,467
	Netflix Inc.	5.875%	11/15/28	19,538	20,342
	Netflix Inc.	6.375%	5/15/29	12,655	13,571
[4]	News Corp.	3.875%	5/15/29	20,140	18,043
[4]	Nexstar Media Inc.	4.750%	11/1/28	12,325	11,097
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	6.250%	6/15/25	32,550	32,765
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	21,296	19,713
11

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	10,100	8,692
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	86,818	74,594
	Paramount Global Inc.	6.250%	2/28/57	33,146	28,715
	Paramount Global Inc.	6.375%	3/30/62	33,700	29,332
[4]	ROBLOX Corp.	3.875%	5/1/30	83,290	70,195
[4]	Scripps Escrow II Inc.	3.875%	1/15/29	57,485	48,223
[4]	Scripps Escrow II Inc.	5.375%	1/15/31	24,358	19,648
[4]	Sirius XM Radio Inc.	3.125%	9/1/26	12,245	11,040
[4]	Sirius XM Radio Inc.	4.000%	7/15/28	35,170	31,264
[4]	Sirius XM Radio Inc.	4.125%	7/1/30	75,495	64,697
[4]	Sirius XM Radio Inc.	3.875%	9/1/31	53,360	43,904
	Sprint Capital Corp.	8.750%	3/15/32	4,000	4,939
	Sprint Corp.	7.625%	2/15/25	53,661	55,696
	Sprint LLC	7.875%	9/15/23	141,704	143,807
	Sprint LLC	7.125%	6/15/24	56,361	57,621
	Telecom Italia Capital SA	6.375%	11/15/33	6,520	5,517
	Telecom Italia Capital SA	6.000%	9/30/34	22,450	18,018
	Telecom Italia Capital SA	7.721%	6/4/38	22,295	19,234
[4]	Telecom Italia SpA	5.303%	5/30/24	6,555	6,379
[4]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	96,200	89,526
[4]	Uber Technologies Inc.	7.500%	5/15/25	7,990	8,111
[4]	Uber Technologies Inc.	8.000%	11/1/26	4,145	4,235
[4]	Uber Technologies Inc.	7.500%	9/15/27	12,020	12,200
[4]	Uber Technologies Inc.	6.250%	1/15/28	10,000	9,789
[4]	Uber Technologies Inc.	4.500%	8/15/29	20,000	17,835
[4]	Univision Communications Inc.	7.375%	6/30/30	315	309
[4]	UPC Broadband Finco BV	4.875%	7/15/31	57,164	50,276
[4]	UPC Holding BV	5.500%	1/15/28	87,652	79,560
[4]	Videotron Ltd.	5.375%	6/15/24	7,848	7,818
[7]	Videotron Ltd.	5.625%	6/15/25	9,725	7,249
[4]	Videotron Ltd.	5.125%	4/15/27	28,240	27,230
[4,7]	Videotron Ltd.	3.625%	6/15/28	97,435	64,373
[4]	Videotron Ltd.	3.625%	6/15/29	77,456	67,664
[4]	Virgin Media Secured Finance plc	5.500%	5/15/29	43,280	40,104
[4]	Virgin Media Secured Finance plc	4.500%	8/15/30	42,595	36,703
[4,8]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	37,010	38,185
[4]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	38,325	34,776
[4]	Vmed O2 UK Financing I plc	4.250%	1/31/31	94,695	79,448
[4]	VZ Secured Financing BV	5.000%	1/15/32	58,570	50,157
[4,5]	WMG Acquisition Corp.	2.750%	7/15/28	18,490	17,979
[4]	WMG Acquisition Corp.	3.875%	7/15/30	58,405	51,466
[4]	WMG Acquisition Corp.	3.000%	2/15/31	62,070	51,397
[4,5]	WP/AP Telecom Holdings IV BV	3.750%	1/15/29	33,365	32,287
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	4,870	3,871
[4]	Ziggo BV	4.875%	1/15/30	66,840	58,308
					3,744,010
Consumer Discretionary (16.1%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	48,119	43,981
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	8,000	7,384
[4]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	45,540	39,958
[4]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	133,629	113,707
[4]	Adient Global Holdings Ltd.	4.875%	8/15/26	14,507	13,766
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	30,213	27,581
12

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	61,370	52,317
	Asbury Automotive Group Inc.	4.500%	3/1/28	22,880	20,832
[4]	Asbury Automotive Group Inc.	4.625%	11/15/29	26,830	23,706
	Asbury Automotive Group Inc.	4.750%	3/1/30	11,463	10,083
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	26,865	23,205
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	6.625%	1/15/28	360	329
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	20,184	16,855
	Bath & Body Works Inc.	6.694%	1/15/27	20,412	20,501
	Bath & Body Works Inc.	5.250%	2/1/28	2,500	2,363
[4]	Bath & Body Works Inc.	6.625%	10/1/30	50,875	49,714
	Bath & Body Works Inc.	6.875%	11/1/35	5,565	5,107
	Bath & Body Works Inc.	6.750%	7/1/36	700	633
[4]	Beacon Roofing Supply Inc.	4.125%	5/15/29	21,290	18,345
	Boyd Gaming Corp.	4.750%	12/1/27	123,715	117,649
[4]	Boyd Gaming Corp.	4.750%	6/15/31	6,005	5,393
[4]	Builders Firstsource Inc.	4.250%	2/1/32	37,760	32,492
[4]	Caesars Entertainment Inc.	6.250%	7/1/25	113,400	112,975
[4]	Caesars Entertainment Inc.	8.125%	7/1/27	74,280	75,394
[4]	Caesars Entertainment Inc.	4.625%	10/15/29	46,265	39,522
[4,6]	Caesars Entertainment Inc.	7.000%	2/15/30	92,585	94,346
[4]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	61,787	61,824
[4]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	8,770	8,246
[4]	Carnival Corp.	5.750%	3/1/27	23,970	19,889
[4]	Carnival Corp.	4.000%	8/1/28	105,830	91,228
[4]	Carnival Corp.	6.000%	5/1/29	139,740	110,395
[4]	Carnival Corp.	10.500%	6/1/30	53,180	51,247
[4]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	13,530	14,609
[4]	CDI Escrow Issuer Inc.	5.750%	4/1/30	24,058	22,806
	Cedar Fair LP	5.250%	7/15/29	51,686	47,550
[4]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	10,480	10,408
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	32,005	30,971
	Century Communities Inc.	6.750%	6/1/27	9,993	9,891
[4]	Century Communities Inc.	3.875%	8/15/29	34,362	28,913
[4]	Churchill Downs Inc.	5.500%	4/1/27	9,740	9,454
[4]	Churchill Downs Inc.	4.750%	1/15/28	11,690	10,936
[4]	Cinemark USA Inc.	8.750%	5/1/25	3,470	3,552
[4]	Cinemark USA Inc.	5.875%	3/15/26	7,325	6,583
[4]	Cinemark USA Inc.	5.250%	7/15/28	42,940	35,213
[4,5]	Cirsa Finance International Sarl	6.250%	12/20/23	7,064	7,638
[4,5]	Cirsa Finance International Sarl	4.500%	3/15/27	7,990	7,637
[4]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	30,723	30,543
[4]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	34,665	34,561
	Dana Inc.	5.625%	6/15/28	3,718	3,514
	DaVita Inc.	4.500%	2/15/32	4,870	4,106
	Ford Motor Co.	4.346%	12/8/26	17,205	16,759
	Ford Motor Co.	9.625%	4/22/30	2,271	2,671
	Ford Motor Co.	3.250%	2/12/32	139,640	110,886
	Ford Motor Co.	6.100%	8/19/32	24,345	23,889
	Ford Motor Co.	4.750%	1/15/43	24,775	19,349
	Ford Motor Co.	5.291%	12/8/46	8,515	7,055
	Ford Motor Credit Co. LLC	3.096%	5/4/23	11,846	11,758
	Ford Motor Credit Co. LLC	4.375%	8/6/23	210	209
	Ford Motor Credit Co. LLC	3.370%	11/17/23	16,305	15,916
	Ford Motor Credit Co. LLC	3.810%	1/9/24	5,000	4,901
13

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ford Motor Credit Co. LLC	5.584%	3/18/24	5,000	4,975
	Ford Motor Credit Co. LLC	4.134%	8/4/25	15,275	14,589
	Ford Motor Credit Co. LLC	3.375%	11/13/25	16,070	14,968
	Ford Motor Credit Co. LLC	4.389%	1/8/26	4,800	4,618
	Ford Motor Credit Co. LLC	2.700%	8/10/26	87,840	78,392
	Ford Motor Credit Co. LLC	4.950%	5/28/27	24,365	23,386
	Ford Motor Credit Co. LLC	3.815%	11/2/27	6,000	5,417
	Ford Motor Credit Co. LLC	2.900%	2/16/28	24,300	20,964
	Ford Motor Credit Co. LLC	2.900%	2/10/29	4,800	4,007
	Ford Motor Credit Co. LLC	7.350%	3/6/30	14,605	15,339
	Ford Motor Credit Co. LLC	3.625%	6/17/31	2,955	2,457
[9]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	5.841%	2/15/23	5,100	5,094
[4]	Gap Inc.	3.625%	10/1/29	21,580	16,580
[4]	Gap Inc.	3.875%	10/1/31	19,660	14,716
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	19,915	17,563
	Goodyear Tire & Rubber Co.	5.250%	7/15/31	11,555	9,777
	Griffon Corp.	5.750%	3/1/28	11,490	10,879
[4]	Group 1 Automotive Inc.	4.000%	8/15/28	2,504	2,199
[4]	Hanesbrands Inc.	4.625%	5/15/24	29,520	29,025
[4]	Hanesbrands Inc.	4.875%	5/15/26	93,794	87,698
[4]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	14,611	14,488
[4]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	8,650	7,687
[4]	KAR Auction Services Inc.	5.125%	6/1/25	18,656	18,336
	KB Home	4.800%	11/15/29	15,825	14,215
	KB Home	4.000%	6/15/31	33,745	28,354
[4]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	32,810	32,018
[4]	Lithia Motors Inc.	4.625%	12/15/27	69,275	64,448
[4]	Lithia Motors Inc.	4.375%	1/15/31	22,880	19,484
[4]	Live Nation Entertainment Inc.	3.750%	1/15/28	6,085	5,426
[4]	Masonite International Corp.	3.500%	2/15/30	7,695	6,402
[4]	Mattel Inc.	3.375%	4/1/26	18,470	17,277
[4]	Mattel Inc.	5.875%	12/15/27	76,280	76,376
[4]	Mattel Inc.	3.750%	4/1/29	25,585	22,981
[4]	Melco Resorts Finance Ltd.	4.875%	6/6/25	15,575	14,696
[4]	Melco Resorts Finance Ltd.	5.375%	12/4/29	18,825	16,230
	MGM Resorts International	6.000%	3/15/23	45,571	45,595
	MGM Resorts International	5.750%	6/15/25	51,486	50,810
[4]	Michaels Cos. Inc.	5.250%	5/1/28	48,585	40,728
[4]	Michaels Cos. Inc.	7.875%	5/1/29	34,950	26,550
[4,6]	NCL Corp Ltd.	8.375%	2/1/28	41,980	42,680
[4]	NCL Corp. Ltd.	7.750%	2/15/29	20,930	17,983
	Newell Brands Inc.	4.450%	4/1/26	4,166	3,957
	Newell Brands Inc.	6.375%	9/15/27	7,083	7,121
	Newell Brands Inc.	6.625%	9/15/29	22,217	22,523
[4]	NMG Holding Co. Inc. / Neiman Marcus Group LLC	7.125%	4/1/26	9,800	9,402
[4]	Petsmart Inc.	4.750%	2/15/28	88,961	82,501
[4]	Petsmart Inc.	7.750%	2/15/29	26,610	26,236
[4]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	11,360	9,852
[4]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	96,080	85,949
[4]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	19,070	16,570
[4]	Royal Caribbean Cruises Ltd.	11.625%	8/15/27	26,350	27,970
[4]	Royal Caribbean Cruises Ltd.	5.500%	4/1/28	33,440	28,767
[4]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	45,822	47,872
	Sands China Ltd.	5.625%	8/8/25	13,575	13,479
14

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sands China Ltd.	5.900%	8/8/28	17,300	17,028
	Sands China Ltd.	4.875%	6/18/30	5,940	5,418
	Sands China Ltd.	3.750%	8/8/31	17,210	14,412
[4]	Scientific Games International Inc.	7.000%	5/15/28	20,020	19,853
	Service Corp. International	4.625%	12/15/27	20,770	19,847
	Service Corp. International	5.125%	6/1/29	44,190	42,460
	Service Corp. International	3.375%	8/15/30	26,810	22,637
	Service Corp. International	4.000%	5/15/31	65,605	57,443
[4]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	33,461	31,416
[4]	Taylor Morrison Communities Inc.	5.875%	6/15/27	5,967	5,869
[4]	Taylor Morrison Communities Inc.	5.125%	8/1/30	23,832	21,785
[4]	Tempur Sealy International Inc.	3.875%	10/15/31	5,213	4,301
	Under Armour Inc.	3.250%	6/15/26	42,005	38,339
[4]	William Carter Co.	5.625%	3/15/27	12,968	12,653
[4]	Wolverine World Wide Inc.	4.000%	8/15/29	6,200	4,981
[4]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	75,561	73,530
[4]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	50,065	47,286
[4]	Wynn Macau Ltd.	5.500%	1/15/26	15,750	14,723
[4]	Wynn Macau Ltd.	5.125%	12/15/29	51,536	42,970
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.750%	4/15/25	11,203	11,241
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	2,872	2,563
[4]	Yum! Brands Inc.	4.750%	1/15/30	39,610	37,130
	Yum! Brands Inc.	3.625%	3/15/31	67,357	57,827
	Yum! Brands Inc.	4.625%	1/31/32	18,090	16,478
					3,813,041
Consumer Staples (3.1%)
	B&G Foods Inc.	5.250%	4/1/25	60,337	55,075
	B&G Foods Inc.	5.250%	9/15/27	55,340	44,735
[4,5]	Darling Global Finance BV	3.625%	5/15/26	12,945	13,551
[4]	Darling Ingredients Inc.	5.250%	4/15/27	12,745	12,428
[4]	Darling Ingredients Inc.	6.000%	6/15/30	13,430	13,366
[4]	Energizer Holdings Inc.	4.750%	6/15/28	59,581	53,325
[4]	Energizer Holdings Inc.	4.375%	3/31/29	91,816	79,588
[4]	Performance Food Group Inc.	6.875%	5/1/25	6,645	6,694
[4]	Performance Food Group Inc.	5.500%	10/15/27	96,710	93,330
[4]	Performance Food Group Inc.	4.250%	8/1/29	90,104	80,379
[4]	Post Holdings Inc.	5.750%	3/1/27	8,810	8,687
[4]	Post Holdings Inc.	5.625%	1/15/28	86,750	83,795
[4]	Post Holdings Inc.	5.500%	12/15/29	36,090	33,486
[4]	Post Holdings Inc.	4.625%	4/15/30	69,329	61,012
[4]	Post Holdings Inc.	4.500%	9/15/31	62,265	53,702
[4]	United Natural Foods Inc.	6.750%	10/15/28	24,899	24,041
[4]	US Foods Inc.	4.625%	6/1/30	18,913	17,029
					734,223
Energy (11.1%)
	Apache Corp.	4.875%	11/15/27	33,350	31,129
	Apache Corp.	4.375%	10/15/28	2,625	2,447
	Apache Corp.	4.250%	1/15/30	23,875	21,888
	Apache Corp.	5.100%	9/1/40	34,838	30,386
	Apache Corp.	5.250%	2/1/42	10,349	8,697
	Apache Corp.	4.250%	1/15/44	1,011	747
	Apache Corp.	5.350%	7/1/49	29,562	24,706
15

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	9,330	9,473
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	11,960	11,825
	Buckeye Partners LP	4.150%	7/1/23	3,660	3,627
	Buckeye Partners LP	4.350%	10/15/24	4,850	4,705
[4]	Buckeye Partners LP	4.125%	3/1/25	45,184	42,953
	Buckeye Partners LP	3.950%	12/1/26	21,628	19,846
	Buckeye Partners LP	4.125%	12/1/27	23,220	21,002
[4]	Buckeye Partners LP	4.500%	3/1/28	88,628	81,306
	Cheniere Energy Partners LP	4.500%	10/1/29	38,654	36,278
	Cheniere Energy Partners LP	4.000%	3/1/31	11,275	10,114
[4]	CNX Resources Corp.	6.000%	1/15/29	6,825	6,307
[4]	CNX Resources Corp.	7.375%	1/15/31	13,525	13,176
	Continental Resources Inc.	4.375%	1/15/28	34,925	33,211
[4]	Continental Resources Inc.	5.750%	1/15/31	48,530	47,639
	Continental Resources Inc.	4.900%	6/1/44	73,149	58,304
	DCP Midstream Operating LP	3.875%	3/15/23	4,575	4,566
	DCP Midstream Operating LP	5.125%	5/15/29	5,065	5,059
[4]	DT Midstream Inc.	4.125%	6/15/29	95,524	84,245
[4]	DT Midstream Inc.	4.375%	6/15/31	121,695	106,384
[4]	Earthstone Energy Holdings LLC	8.000%	4/15/27	30,495	29,746
[4]	Enerflex Ltd.	9.000%	10/15/27	35,885	36,531
[4]	EnLink Midstream LLC	5.625%	1/15/28	27,875	27,252
	EnLink Midstream LLC	5.375%	6/1/29	28,150	27,142
[4]	EnLink Midstream LLC	6.500%	9/1/30	15,865	16,166
	EnLink Midstream Partners LP	4.150%	6/1/25	17,476	16,858
	EnLink Midstream Partners LP	4.850%	7/15/26	27,144	26,354
	EnLink Midstream Partners LP	5.600%	4/1/44	1,000	838
	EnLink Midstream Partners LP	5.050%	4/1/45	34,405	27,146
	EnLink Midstream Partners LP	5.450%	6/1/47	25,380	21,094
	EQM Midstream Partners LP	4.000%	8/1/24	8,934	8,655
[4]	EQM Midstream Partners LP	6.000%	7/1/25	56,531	55,676
	EQM Midstream Partners LP	4.125%	12/1/26	4,000	3,632
[4]	EQM Midstream Partners LP	7.500%	6/1/27	3,760	3,770
[4]	EQM Midstream Partners LP	6.500%	7/1/27	61,070	59,729
	EQM Midstream Partners LP	5.500%	7/15/28	30,727	28,348
[4]	EQM Midstream Partners LP	4.500%	1/15/29	34,140	29,933
[4]	EQM Midstream Partners LP	7.500%	6/1/30	3,860	3,854
[4]	EQM Midstream Partners LP	4.750%	1/15/31	90,662	76,798
	EQT Corp.	6.125%	2/1/25	3,005	3,039
	Genesis Energy LP / Genesis Energy Finance Corp.	6.500%	10/1/25	4,116	4,045
[4]	Hess Midstream Operations LP	4.250%	2/15/30	2,680	2,349
	Occidental Petroleum Corp.	3.400%	4/15/26	3,625	3,459
	Occidental Petroleum Corp.	3.200%	8/15/26	3,125	2,904
	Occidental Petroleum Corp.	3.000%	2/15/27	9,320	8,576
	Occidental Petroleum Corp.	8.500%	7/15/27	3,630	4,016
	Occidental Petroleum Corp.	6.375%	9/1/28	24,734	25,722
	Occidental Petroleum Corp.	8.875%	7/15/30	6,820	8,021
	Occidental Petroleum Corp.	6.625%	9/1/30	14,264	15,156
	Occidental Petroleum Corp.	6.125%	1/1/31	59,052	61,733
	Occidental Petroleum Corp.	7.500%	5/1/31	3,531	3,927
	Occidental Petroleum Corp.	6.450%	9/15/36	12,535	13,189
	Occidental Petroleum Corp.	6.600%	3/15/46	36,273	38,632
	Occidental Petroleum Corp.	4.400%	4/15/46	8,420	6,893
	Ovintiv Inc.	7.200%	11/1/31	2,757	3,009
16

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ovintiv Inc.	7.375%	11/1/31	43,158	48,046
	Ovintiv Inc.	6.500%	8/15/34	25,560	27,176
	Ovintiv Inc.	6.500%	2/1/38	14,250	14,848
[4]	Permian Resources Operating LLC	5.375%	1/15/26	2,655	2,504
[4]	Permian Resources Operating LLC	7.750%	2/15/26	2,540	2,541
[4]	Permian Resources Operating LLC	6.875%	4/1/27	9,695	9,506
[4]	Permian Resources Operating LLC	5.875%	7/1/29	23,474	22,050
	Range Resources Corp.	8.250%	1/15/29	14,335	14,764
[4]	Range Resources Corp.	4.750%	2/15/30	60,146	54,092
[4]	Rockies Express Pipeline LLC	4.950%	7/15/29	4,050	3,662
[4]	Rockies Express Pipeline LLC	4.800%	5/15/30	3,250	2,909
[4]	Rockies Express Pipeline LLC	7.500%	7/15/38	5,658	5,248
	SM Energy Co.	6.750%	9/15/26	13,030	12,829
	SM Energy Co.	6.625%	1/15/27	1,295	1,265
	SM Energy Co.	6.500%	7/15/28	1,300	1,244
	Southwestern Energy Co.	5.375%	2/1/29	25,600	24,067
	Southwestern Energy Co.	5.375%	3/15/30	71,313	66,457
	Southwestern Energy Co.	4.750%	2/1/32	36,707	32,355
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	70,255	70,221
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	11,360	11,136
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	32,920	29,845
	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	51,930	46,290
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	20,095	20,597
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	48,850	45,933
[4,10]	Transocean Guardian Ltd.	5.875%	1/15/24	28,019	28,415
[4]	Transocean Inc.	8.750%	2/15/30	62,323	64,350
[4,10]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	12,012	12,175
[4,10]	Transocean Pontus Ltd.	6.125%	8/1/25	23,068	23,720
[4,10]	Transocean Proteus Ltd.	6.250%	12/1/24	13,837	13,979
[4]	Transocean Titan Financing Ltd.	8.375%	2/1/28	6,286	6,523
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	62,200	55,483
[4]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	23,783	24,235
[4]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	71,420	63,369
[4]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	79,365	66,871
[4]	Vine Energy Holdings LLC	5.875%	2/1/29	6,010	5,757
[4]	Vine Energy Holdings LLC	6.750%	4/15/29	5,990	5,909
[4]	Weatherford International Ltd.	8.625%	4/30/30	55,350	55,794
	Western Midstream Operating LP	3.350%	2/1/25	15,585	14,880
	Western Midstream Operating LP	3.950%	6/1/25	11,570	11,087
	Western Midstream Operating LP	4.650%	7/1/26	43,581	42,026
	Western Midstream Operating LP	4.500%	3/1/28	3,250	3,070
	Western Midstream Operating LP	4.750%	8/15/28	12,165	11,569
	Western Midstream Operating LP	4.300%	2/1/30	3,580	3,278
	Western Midstream Operating LP	5.450%	4/1/44	21,255	18,693
	Western Midstream Operating LP	5.300%	3/1/48	53,203	46,525
	Western Midstream Operating LP	5.500%	2/1/50	63,863	55,412
					2,626,917
Financials (5.5%)
[4]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	94,570	78,511
[4]	AerCap Global Aviation Trust	6.500%	6/15/45	134,805	131,787
	Aircastle Ltd.	4.125%	5/1/24	6,795	6,653
[4]	AmWINS Group Inc.	4.875%	6/30/29	6,822	6,006
[4]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	50,695	50,104
17

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Burford Capital Global Finance LLC	6.875%	4/15/30	25,115	22,896
[4]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	11,230	10,112
	Credit Acceptance Corp.	6.625%	3/15/26	1,850	1,693
	Credit Suisse Group AG	6.250%	12/29/49	175,795	154,607
	Deutsche Bank AG	6.720%	1/18/29	7,400	7,787
[4]	Enact Holdings Inc.	6.500%	8/15/25	45,900	45,210
[4]	FirstCash Inc.	4.625%	9/1/28	12,375	11,122
[4]	FirstCash Inc.	5.625%	1/1/30	9,125	8,377
[4]	Freedom Mortgage Corp.	8.250%	4/15/25	10,473	9,985
[4]	goeasy Ltd.	4.375%	5/1/26	29,748	26,639
[4]	HUB International Ltd.	5.625%	12/1/29	19,965	17,955
[4]	Intesa Sanpaolo SpA	5.017%	6/26/24	27,090	26,392
[4]	Intesa Sanpaolo SpA	5.710%	1/15/26	48,100	47,179
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	14,704	12,958
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	21,410	17,790
	MGIC Investment Corp.	5.250%	8/15/28	14,730	13,880
[4]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	91,994	74,526
	Navient Corp.	7.250%	9/25/23	5,589	5,613
	Navient Corp.	6.125%	3/25/24	6,200	6,186
	Navient Corp.	5.875%	10/25/24	3,725	3,684
	Navient Corp.	6.750%	6/15/26	910	899
	Navient Corp.	4.875%	3/15/28	9,301	8,228
	Navient Corp.	5.500%	3/15/29	61,990	54,875
	Navient Corp.	5.625%	8/1/33	6,576	5,148
	OneMain Finance Corp.	8.250%	10/1/23	12,466	12,651
	OneMain Finance Corp.	6.125%	3/15/24	27,155	26,934
	OneMain Finance Corp.	7.125%	3/15/26	99,246	98,702
	OneMain Finance Corp.	3.500%	1/15/27	20,735	18,112
	OneMain Finance Corp.	3.875%	9/15/28	43,680	36,773
	OneMain Finance Corp.	4.000%	9/15/30	38,160	30,415
[4]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	9,370	9,304
[4]	PennyMac Financial Services Inc.	5.375%	10/15/25	38,913	36,295
[4]	PennyMac Financial Services Inc.	4.250%	2/15/29	29,800	24,492
	Radian Group Inc.	4.500%	10/1/24	45,300	43,981
	Radian Group Inc.	6.625%	3/15/25	6,200	6,208
	Radian Group Inc.	4.875%	3/15/27	22,275	21,182
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	1,945	1,735
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/29	4,870	4,109
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/31	12,180	9,920
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	975	773
	SLM Corp.	3.125%	11/2/26	10,475	9,249
[4]	United Wholesale Mortgage LLC	5.500%	11/15/25	17,200	16,129
[4]	United Wholesale Mortgage LLC	5.750%	6/15/27	24,350	21,866
[4]	United Wholesale Mortgage LLC	5.500%	4/15/29	3,800	3,268
					1,298,900
Health Care (8.7%)
[4]	180 Medical Inc.	3.875%	10/15/29	2,980	2,650
[4]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	26,060	25,093
[4]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	23,232	21,730
[4,5]	Avantor Funding Inc.	2.625%	11/1/25	77,060	80,355
18

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Avantor Funding Inc.	4.625%	7/15/28	63,390	59,744
[4]	Avantor Funding Inc.	3.875%	11/1/29	4,230	3,740
[4]	Bausch Health Cos. Inc.	5.500%	11/1/25	51,675	43,791
[4,5]	CAB SELAS	3.375%	2/1/28	31,883	28,876
[5]	CAB SELAS	3.375%	2/1/28	25,620	23,203
[4]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	21,270	20,204
[4,5]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	45,735	41,180
[4]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	22,330	18,529
[4]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	46,530	38,444
	Centene Corp.	4.250%	12/15/27	37,715	36,214
	Centene Corp.	2.450%	7/15/28	26,420	22,911
	Centene Corp.	4.625%	12/15/29	41,455	39,369
	Centene Corp.	3.000%	10/15/30	18,435	15,758
[4]	Charles River Laboratories International Inc.	4.250%	5/1/28	43,614	40,416
[4]	Charles River Laboratories International Inc.	3.750%	3/15/29	24,860	22,190
[4]	Charles River Laboratories International Inc.	4.000%	3/15/31	24,970	22,078
[4]	CHS / Community Health Systems, Inc.	8.000%	12/15/27	2,925	2,766
[4]	CHS / Community Health Systems, Inc.	4.750%	2/15/31	2,925	2,247
[4]	CHS/Community Health Systems Inc.	5.625%	3/15/27	73,925	65,428
[4]	CHS/Community Health Systems Inc.	6.000%	1/15/29	13,260	11,644
[4]	CHS/Community Health Systems Inc.	5.250%	5/15/30	25,390	20,464
[4]	DaVita Inc.	3.750%	2/15/31	41,280	32,091
[4]	Grifols Escrow Issuer SA	4.750%	10/15/28	14,355	12,481
[4,5]	Grifols SA	1.625%	2/15/25	27,965	28,529
[4,5]	Grifols SA	2.250%	11/15/27	42,955	40,600
	HCA Inc.	7.690%	6/15/25	2,785	2,925
	HCA Inc.	5.875%	2/15/26	10,345	10,515
	HCA Inc.	5.875%	2/1/29	24,195	24,901
	HCA Inc.	3.500%	9/1/30	99,655	89,337
[4]	Hologic Inc.	3.250%	2/15/29	48,275	42,507
[4]	IQVIA Inc.	5.000%	10/15/26	46,310	45,138
[4]	IQVIA Inc.	5.000%	5/15/27	97,192	94,489
[4,5]	IQVIA Inc.	2.250%	1/15/28	41,670	39,407
[4,5]	IQVIA Inc.	2.875%	6/15/28	61,595	59,434
[4]	Jazz Securities DAC	4.375%	1/15/29	68,260	62,359
[4]	Medline Borrower LP	3.875%	4/1/29	183,760	157,232
[4]	Medline Borrower LP	5.250%	10/1/29	84,324	70,767
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	121,302	110,076
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	36,620	32,969
[4]	Owens & Minor Inc.	4.500%	3/31/29	14,700	11,983
[4]	Owens & Minor Inc.	6.625%	4/1/30	37,933	33,574
[4]	Prestige Brands Inc.	3.750%	4/1/31	5,398	4,580
[4]	Teleflex Inc.	4.250%	6/1/28	34,312	31,694
	Tenet Healthcare Corp.	4.625%	7/15/24	3,978	3,924
	Tenet Healthcare Corp.	4.625%	9/1/24	27,250	26,862
	Tenet Healthcare Corp.	4.875%	1/1/26	13,025	12,683
	Tenet Healthcare Corp.	5.125%	11/1/27	8,670	8,346
	Tenet Healthcare Corp.	4.625%	6/15/28	14,205	13,188
	Tenet Healthcare Corp.	6.125%	10/1/28	56,180	52,321
	Tenet Healthcare Corp.	4.250%	6/1/29	10,405	9,258
	Tenet Healthcare Corp.	4.375%	1/15/30	27,970	24,893
[4]	Tenet Healthcare Corp.	6.125%	6/15/30	63,975	62,138
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	58,280	52,263
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	8,850	8,225
19

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	43,910	44,135
					2,064,848
Industrials (7.8%)
[4]	Air Canada	3.875%	8/15/26	45,780	42,357
[4]	Allison Transmission Inc.	5.875%	6/1/29	2,340	2,254
[4]	Allison Transmission Inc.	3.750%	1/30/31	1,461	1,243
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	29,720	29,147
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	50,655	49,038
[4]	Aramark Services Inc.	5.000%	4/1/25	50,305	49,576
[4]	Aramark Services Inc.	6.375%	5/1/25	12,470	12,469
[4]	Aramark Services Inc.	5.000%	2/1/28	28,267	26,668
[4]	BWX Technologies Inc.	4.125%	6/30/28	29,906	27,117
[4]	BWX Technologies Inc.	4.125%	4/15/29	53,005	47,907
[4]	Chart Industries Inc.	7.500%	1/1/30	6,290	6,425
[4]	Chart Industries Inc.	9.500%	1/1/31	5,925	6,184
[4]	Clean Harbors Inc.	4.875%	7/15/27	43,980	42,425
[4]	Clean Harbors Inc.	5.125%	7/15/29	25,851	24,872
[4]	Clean Harbors Inc.	6.375%	2/1/31	13,391	13,641
[4]	Covanta Holding Corp.	4.875%	12/1/29	34,675	30,303
	Delta Air Lines Inc.	3.750%	10/28/29	7,545	6,675
[4]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	100,262	83,727
[4]	Garda World Security Corp.	7.750%	2/15/28	3,670	3,718
[4]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	23,814	23,460
[4]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	76,960	73,558
[4]	Herc Holdings Inc.	5.500%	7/15/27	190,442	182,412
	Howmet Aerospace Inc.	3.000%	1/15/29	935	816
[4,5]	Loxam SAS	4.250%	4/15/24	5,520	5,969
[5]	Loxam SAS	2.875%	4/15/26	19,380	19,302
[5]	Loxam SAS	3.750%	7/15/26	18,395	18,681
[4]	Moog Inc.	4.250%	12/15/27	6,260	5,806
[4]	Mueller Water Products Inc.	4.000%	6/15/29	6,225	5,558
[4]	Pactiv Evergreen Group Issuer Inc. / Pactiv Evergreen Group Issuer LLC	4.000%	10/15/27	15,475	13,902
[4,5]	Q-Park Holding I BV	1.500%	3/1/25	27,330	27,526
[4,5]	Q-Park Holding I BV	2.000%	3/1/27	34,995	32,175
[4]	Regal Rexnord Corp.	6.050%	4/15/28	12,395	12,566
[4]	Regal Rexnord Corp.	6.300%	2/15/30	3,805	3,874
[4]	Regal Rexnord Corp.	6.400%	4/15/33	3,170	3,246
[4]	Rolls-Royce plc	3.625%	10/14/25	22,145	20,667
[4]	Rolls-Royce plc	5.750%	10/15/27	43,470	42,280
[4]	Sensata Technologies BV	5.625%	11/1/24	13,135	13,179
[4]	Sensata Technologies BV	5.000%	10/1/25	52,750	52,159
[4]	Sensata Technologies Inc.	4.375%	2/15/30	12,765	11,556
[4]	Sensata Technologies Inc.	3.750%	2/15/31	43,118	36,807
[4]	Spirit AeroSystems Inc.	7.500%	4/15/25	29,438	29,535
	Spirit AeroSystems Inc.	3.850%	6/15/26	3,185	2,992
	Spirit AeroSystems Inc.	4.600%	6/15/28	14,672	12,452
[4]	Spirit AeroSystems Inc.	9.375%	11/30/29	48,631	52,817
[4]	Stericycle Inc.	3.875%	1/15/29	5,225	4,643
[4,5]	TK Elevator Midco GmbH	4.375%	7/15/27	20,249	19,875
[4]	TK Elevator US Newco Inc.	5.250%	7/15/27	35,331	32,646
[4]	TransDigm Inc.	6.250%	3/15/26	81,630	81,600
	TransDigm Inc.	5.500%	11/15/27	23,820	22,748
	TransDigm Inc.	4.625%	1/15/29	88,191	79,611
20

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	TransDigm Inc.	4.875%	5/1/29	16,188	14,640
	United Airlines Class AA Series 2019-2 Pass Through Trust	5.875%	4/15/29	21,821	22,040
[4]	United Airlines Inc.	4.375%	4/15/26	41,996	39,893
[4]	United Airlines Inc.	4.625%	4/15/29	50,975	46,511
	United Rentals North America Inc.	5.500%	5/15/27	27,616	27,447
	United Rentals North America Inc.	4.875%	1/15/28	66,256	64,186
	United Rentals North America Inc.	5.250%	1/15/30	15,110	14,624
	United Rentals North America Inc.	4.000%	7/15/30	50,560	45,503
	United Rentals North America Inc.	3.875%	2/15/31	48,454	42,898
	United Rentals North America Inc.	3.750%	1/15/32	56,825	49,135
[4]	WESCO Distribution Inc.	7.125%	6/15/25	10,000	10,159
[4]	Williams Scotsman International Inc.	4.625%	8/15/28	16,235	15,047
[4]	WW International Inc.	4.500%	4/15/29	4,741	2,545
					1,844,792
Materials (7.1%)
[4]	Advanced Drainage Systems Inc.	5.000%	9/30/27	2,435	2,324
[4]	Advanced Drainage Systems Inc.	6.375%	6/15/30	14,291	14,196
[4]	Arconic Corp.	6.125%	2/15/28	7,205	6,944
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	26,400	23,163
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	41,525	37,906
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	13,308	10,900
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	55,597	45,833
[4]	Avient Corp.	7.125%	8/1/30	57,080	57,751
[4]	Axalta Coating Systems LLC	3.375%	2/15/29	54,059	46,479
[5]	Ball Corp.	1.500%	3/15/27	68,205	65,626
	Ball Corp.	6.875%	3/15/28	20,830	21,500
	Ball Corp.	2.875%	8/15/30	4,750	3,903
	Ball Corp.	3.125%	9/15/31	975	799
[4]	Berry Global Inc.	4.500%	2/15/26	36,204	35,155
[4]	Berry Global Inc.	4.875%	7/15/26	26,855	26,145
[4]	Berry Global Inc.	5.625%	7/15/27	9,250	9,093
[4]	Canpack SA / Canpack US LLC	3.125%	11/1/25	2,730	2,479
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/29	4,800	3,984
	Cemex SAB de CV	7.375%	6/5/27	11,035	11,344
[4]	Cemex SAB de CV	5.450%	11/19/29	1,250	1,207
	Cemex SAB de CV	5.450%	11/19/29	11,710	11,305
	Chemours Co.	5.375%	5/15/27	31,740	29,390
[4]	Chemours Co.	5.750%	11/15/28	14,635	13,335
[4]	Chemours Co.	4.625%	11/15/29	34,741	29,015
[4]	Clydesdale Acquisition Holdings Inc.	6.625%	4/15/29	24,725	24,360
	Commercial Metals Co.	4.125%	1/15/30	8,740	7,822
	Commercial Metals Co.	3.875%	2/15/31	2,885	2,510
	Commercial Metals Co.	4.375%	3/15/32	19,045	16,752
[4]	Constellium SE	5.875%	2/15/26	19,025	18,756
[4]	Constellium SE	5.625%	6/15/28	22,629	21,415
[4]	Constellium SE	3.750%	4/15/29	45,200	38,628
	Crown Americas LLC	5.250%	4/1/30	25,415	24,462
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	10,184	9,740
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	12,455	12,153
21

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5]	Crown European Holdings SA	2.875%	2/1/26	31,200	32,382
[4]	Diamond BC BV	4.625%	10/1/29	8,520	7,159
[4]	Element Solutions Inc.	3.875%	9/1/28	28,386	25,103
[4]	FMG Resources August 2006 Pty Ltd.	5.875%	4/15/30	21,375	20,843
[4]	FMG Resources August 2006 Pty Ltd.	4.375%	4/1/31	44,053	38,669
[4]	FMG Resources August 2006 Pty Ltd.	6.125%	4/15/32	21,227	20,698
	Graphic Packaging International LLC	4.125%	8/15/24	23,440	23,066
[4]	Graphic Packaging International LLC	4.750%	7/15/27	7,870	7,572
[4]	Graphic Packaging International LLC	3.500%	3/15/28	74,555	67,030
[4]	Graphic Packaging International LLC	3.500%	3/1/29	10,705	9,428
[4]	Graphic Packaging International LLC	3.750%	2/1/30	11,185	9,761
[4]	Hudbay Minerals Inc.	4.625%	3/1/28	2,925	2,672
[4]	Hudbay Minerals Inc.	6.125%	4/1/29	19,436	17,934
[4]	Kaiser Aluminum Corp.	4.500%	6/1/31	5,029	4,256
[4]	NOVA Chemicals Corp.	5.250%	6/1/27	34,594	32,149
[4]	Novelis Corp.	3.250%	11/15/26	28,360	25,677
[4]	Novelis Corp.	4.750%	1/30/30	62,108	56,762
[4]	Novelis Corp.	3.875%	8/15/31	38,904	32,793
[4]	OCI NV	4.625%	10/15/25	22,514	21,932
	Olin Corp.	5.125%	9/15/27	10,425	10,122
	Olin Corp.	5.625%	8/1/29	5,250	5,118
[4]	Olympus Water US Holding Corp.	7.125%	10/1/27	11,505	11,266
[4]	Olympus Water US Holding Corp.	4.250%	10/1/28	31,968	26,724
[4]	Olympus Water US Holding Corp.	6.250%	10/1/29	4,875	4,045
[4]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	21,118	21,139
[4]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	29,319	28,445
[4]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	42,000	41,184
[4]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	26,440	25,993
[4]	Sealed Air Corp.	4.000%	12/1/27	10,803	9,991
[4]	Sealed Air Corp.	6.125%	2/1/28	9,840	9,932
	Silgan Holdings Inc.	4.125%	2/1/28	8,800	8,225
[5]	Silgan Holdings Inc.	2.250%	6/1/28	43,070	40,328
[4]	SPCM SA	3.125%	3/15/27	15,244	13,441
[4]	Standard Industries Inc.	5.000%	2/15/27	14,735	14,032
[4]	Standard Industries Inc.	4.750%	1/15/28	31,779	29,768
[4]	Standard Industries Inc.	4.375%	7/15/30	53,906	46,218
[4]	Standard Industries Inc.	3.375%	1/15/31	72,685	57,825
[4,5]	Trivium Packaging Finance BV	3.750%	8/15/26	16,095	16,295
[4]	Trivium Packaging Finance BV	5.500%	8/15/26	59,455	57,124
[4]	Trivium Packaging Finance BV	8.500%	8/15/27	1,178	1,134
[4]	Tronox Inc.	4.625%	3/15/29	52,820	45,161
					1,665,770
Real Estate (1.4%)
[4]	Iron Mountain Inc.	4.875%	9/15/27	36,420	34,367
[4]	Iron Mountain Inc.	5.250%	3/15/28	910	865
[4]	Iron Mountain Inc.	4.875%	9/15/29	58,106	52,520
[4]	Iron Mountain Inc.	5.250%	7/15/30	29,500	26,699
[4]	Iron Mountain Inc.	4.500%	2/15/31	2,355	2,019
[4]	Iron Mountain Inc.	5.625%	7/15/32	7,825	7,062
[4]	Iron Mountain Information Management Services Inc.	5.000%	7/15/32	429	372
	MPT Operating Partnership LP / MPT Finance Corp.	5.000%	10/15/27	15,210	12,861
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/29	14,020	10,904
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	17,340	12,217
	Service Properties Trust	4.500%	3/15/25	982	889
22

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Service Properties Trust	7.500%	9/15/25	2,983	2,938
	Service Properties Trust	5.250%	2/15/26	4,125	3,568
	Service Properties Trust	4.750%	10/1/26	9,592	7,925
	Service Properties Trust	5.500%	12/15/27	23,774	21,077
	Service Properties Trust	3.950%	1/15/28	6,490	4,946
	Service Properties Trust	4.375%	2/15/30	5,964	4,351
[4]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	8,290	8,180
[4]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	5,000	4,994
[4]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	87,348	82,683
[4]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	15,724	14,532
[4]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	14,375	13,406
					329,375
Technology (8.1%)
[4]	Black Knight InfoServ LLC	3.625%	9/1/28	51,266	45,616
	Block Inc.	2.750%	6/1/26	50,437	45,855
	Block Inc.	3.500%	6/1/31	4,725	3,964
[4]	Booz Allen Hamilton Inc.	3.875%	9/1/28	14,995	13,543
[4]	Booz Allen Hamilton Inc.	4.000%	7/1/29	15,535	13,956
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	16,475	15,954
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	50,837	47,136
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	44,384	38,585
[4]	Cloud Software Group Holdings Inc.	6.500%	3/31/29	15,460	13,565
[4]	CommScope Inc.	8.250%	3/1/27	4,900	4,166
[4]	Entegris Escrow Corp.	4.750%	4/15/29	34,590	32,453
[4]	Entegris Escrow Corp.	5.950%	6/15/30	2,925	2,810
[4]	Entegris Inc.	4.375%	4/15/28	67,165	60,791
[4]	Entegris Inc.	3.625%	5/1/29	27,465	23,510
[4]	Fair Isaac Corp.	4.000%	6/15/28	32,367	30,065
[4]	Gartner Inc.	3.625%	6/15/29	12,435	11,164
[4]	Gartner Inc.	3.750%	10/1/30	38,129	33,779
[4]	II-VI Inc.	5.000%	12/15/29	61,155	55,913
[4]	Imola Merger Corp.	4.750%	5/15/29	253,620	220,738
[4]	McAfee Corp.	7.375%	2/15/30	41,247	34,109
[4]	Minerva Merger Sub Inc.	6.500%	2/15/30	65,098	53,722
[4]	MSCI Inc.	4.000%	11/15/29	55,270	50,398
[4]	MSCI Inc.	3.625%	9/1/30	10,965	9,598
[4]	MSCI Inc.	3.625%	11/1/31	1,365	1,170
	Nokia of America Corp.	6.500%	1/15/28	56,315	55,136
	Nokia of America Corp.	6.450%	3/15/29	88,747	84,803
	Nokia OYJ	4.375%	6/12/27	36,755	35,407
	Nokia OYJ	6.625%	5/15/39	88,154	89,872
[4]	NortonLifeLock Inc.	5.000%	4/15/25	107,805	105,705
[4]	Open Text Corp.	3.875%	2/15/28	61,342	53,315
[4]	Open Text Corp.	3.875%	12/1/29	38,015	31,643
[4]	Open Text Holdings Inc.	4.125%	2/15/30	68,120	57,258
[4]	Open Text Holdings Inc.	4.125%	12/1/31	34,880	28,353
[4]	Presidio Holdings Inc.	4.875%	2/1/27	104,677	97,522
[4]	Presidio Holdings Inc.	8.250%	2/1/28	14,650	14,086
[4]	PTC Inc.	3.625%	2/15/25	15,330	14,704
[4]	PTC Inc.	4.000%	2/15/28	12,620	11,760
	Qorvo Inc.	4.375%	10/15/29	30,250	27,382
[4]	SS&C Technologies Inc.	5.500%	9/30/27	147,721	142,008
	Western Digital Corp.	4.750%	2/15/26	63,443	61,279
	Xerox Corp.	4.625%	3/15/23	20,104	20,030
23

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Xerox Corp.	4.800%	3/1/35	17,715	12,087
	Xerox Corp.	6.750%	12/15/39	19,288	15,139
[4]	Xerox Holdings Corp.	5.000%	8/15/25	3,195	2,987
[4]	Xerox Holdings Corp.	5.500%	8/15/28	92,830	79,154
					1,902,190
Utilities (2.0%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	46,214
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	31,676	30,823
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	45,311
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	34,064	32,103
[4]	Calpine Corp.	4.500%	2/15/28	5,850	5,403
[4]	Calpine Corp.	5.125%	3/15/28	3,680	3,331
[4]	Clearway Energy Operating LLC	4.750%	3/15/28	18,731	17,661
[4]	Clearway Energy Operating LLC	3.750%	2/15/31	87,235	73,802
[4]	Clearway Energy Operating LLC	3.750%	1/15/32	16,020	13,230
	FirstEnergy Corp.	1.600%	1/15/26	1,220	1,101
	FirstEnergy Corp.	4.150%	7/15/27	17,185	16,421
[4]	NextEra Energy Operating Partners LP	4.250%	7/15/24	33,229	32,540
[4]	NextEra Energy Operating Partners LP	4.250%	9/15/24	3,532	3,286
[4]	NextEra Energy Operating Partners LP	3.875%	10/15/26	104,720	97,592
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	19,334	18,213
	Pacific Gas and Electric Co.	6.150%	1/15/33	10,630	10,932
[4]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/31	12,970	11,324
	TransAlta Corp.	7.750%	11/15/29	2,750	2,839
[4]	Vistra Operations Co. LLC	5.625%	2/15/27	5,725	5,548
[4]	Vistra Operations Co. LLC	4.375%	5/1/29	15,774	13,884
					481,558
Total Corporate Bonds (Cost $22,122,474)					20,505,624
Floating Rate Loan Interests (3.0%)
[9]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	9.558%	4/20/28	5,355	5,494
[9]	Asurion LLC Term Loan B-7, 1M USD LIBOR + 3.000%	7.570%	10/31/23	29,292	28,954
[9]	Athenahealth Inc. Term Loan B, TSFR1M + 3.500%	7.810%–8.112%	11/30/28	28,180	26,649
[9]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV Term Loan B, TSFR3M + 3.000%	7.506%	12/20/29	14,560	14,530
[9]	Bombardier Recreational Products, Inc. Term Loan B, TSFR1M + 3.500%	7.836%	12/13/29	14,424	14,334
[9]	Brown Group Holding LLC Term Loan B, 1M USD LIBOR + 2.500%	7.047%	11/30/27	20,785	20,659
[9,11]	Chart Industries Inc.	8.110%	12/7/29	3,880	3,853
[9]	Clarios Global LP Term Loan B, 1M USD LIBOR + 3.250%	7.820%	11/30/25	46,270	46,047
[9]	Cloud Software Group Inc. Term Loan, TSFR3M + 4.500%	9.180%	3/30/29	13,655	12,576
[9]	CommScope Inc. Term Loan B, 1M USD LIBOR + 3.250%	7.820%	4/6/26	31,090	30,361
[9]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.570%	8/2/27	28,456	27,934
[9]	Dun & Bradstreet Corp. Term Loan, 1M USD LIBOR + 3.250%	7.767%	11/30/25	53,545	53,402
[9]	First Student Bidco Inc. Term Loan, 3M USD LIBOR + 3.000%	8.680%	7/21/28	2,167	2,043
24

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	First Student Bidco Inc. Term Loan, 3M USD LIBOR + 3.000%	8.680%	7/21/28	5,833	5,500
[9]	Hilton Worldwide Finance LLC Term Loan B-2, 1M USD LIBOR + 1.750%	6.380%	6/22/26	6,436	6,424
[9]	HUB International Ltd. Term Loan B, 3M USD LIBOR + 3.250%	7.232%–8.058%	11/30/24	35,212	35,168
[9]	IRB Holding Corp. Term Loan B, TSFR1M + 3.000%	7.687%	10/31/26	67,350	66,634
[9]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	8.184%	3/1/29	44,524	41,630
[9]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.500%	7.820%	10/23/28	46,097	44,726
[9]	Mileage Plus Holdings LLC Term Loan B, 3M USD LIBOR + 5.250%	9.996%	6/21/27	30,139	31,411
[9]	NorthRiver Midstream Finance LP Term Loan B, 3M USD LIBOR + 3.250%	8.004%	10/31/24	22,693	22,644
[9]	Owens & Minor Inc. Term Loan B, TSFR1M + 3.750%	8.411%	11/30/28	3,204	3,194
[9]	Owens & Minor Inc. Term Loan B, TSFR6M + 3.750%	7.831%	11/30/28	1,566	1,561
[9]	Peraton Corp. Term Loan B, 1M USD LIBOR + 3.750%	8.320%	11/30/27	16,604	16,482
[9]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.320%	4/11/25	33,460	33,397
[9]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	8.558%	10/20/27	58,975	60,933
[9]	Spirit AeroSystems Inc. Term Loan, TSFR3M + 4.500%	9.176%	1/15/27	960	960
[9]	SS&C Technologies Inc. Term Loan B-5, 1M USD LIBOR + 1.750%	6.320%	11/30/24	17,433	17,396
[9]	Trans Union LLC Term Loan B-6, 1M USD LIBOR + 2.250%	6.820%	10/31/27	14,690	14,646
[9]	TransDigm Inc. Term Loan, 3M USD LIBOR + 2.250%	7.830%	2/22/27	6,650	6,636
[9]	TransDigm, Inc. Term Loan H, TSFR3M + 3.250%	7.830%	2/22/27	925	927
[9]	Zayo Group Holdings Inc. Term Loan B, 1M USD LIBOR + 3.000%	7.570%	3/9/27	10,230	8,524
Total Floating Rate Loan Interests (Cost $705,187)					705,629
				Shares
Temporary Cash Investments (3.6%)
Money Market Fund (0.8%)
[12]	Vanguard Market Liquidity Fund	4.437%		1,781,486	178,131
			Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (2.2%)
	Bank of America Securities LLC (Dated 1/31/23, Repurchase Value $110,213,000, collateralized by Ginnie Mae 2.500%–6.000%, 6/20/37–11/20/52, with a value of $112,404,000)	4.300%	2/1/23	110,200	110,200
	Credit Agricole Securities (Dated 1/31/23, Repurchase Value $82,510,000, collateralized by U.S. Treasury Note/Bond 3.125%–4.375%, 2/15/38–2/15/43, with a value of $84,150,000)	4.250%	2/1/23	82,500	82,500
25

High-Yield Corporate Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JP Morgan Securities LLC (Dated 1/31/23, Repurchase Value $14,602,000, collateralized by U.S. Treasury Note/Bond 0.375%–4.250%, 9/15/24–9/30/24, with a value of $14,892,000)	4.280%	2/1/23	14,600	14,600
RBC Capital Markets LLC (Dated 1/31/23, Repurchase Value $120,914,000, collateralized by Fannie Mae 4.500%, 6/1/52, and U.S. Treasury Note/Bond 3.250%, 6/30/29, with a value of $123,318,000)	4.270%	2/1/23	120,900	120,900
TD Securities (USA) LLC (Dated 1/31/23, Repurchase Value $179,621,000, collateralized by Ginnie Mae 2.500%–5.500%, 8/20/51–1/20/53, with a value of $183,192,000)	4.300%	2/1/23	179,600	179,600
				507,800
U.S. Government and Agency Obligations (0.6%)
United States Treasury Bill	0.010%	5/16/23	155,225	153,167
Total Temporary Cash Investments (Cost $839,099)				839,098
Total Investments (99.3%) (Cost $25,052,714)				23,437,530
Other Assets and Liabilities—Net (0.7%)				175,894
Net Assets (100%)				23,613,424
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $73,715,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $18,368,000 have been segregated as collateral for open forward currency contracts.
3	Securities with a value of $5,438,000 have been segregated as initial margin for open futures contracts.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $14,175,790,000, representing 60.0% of net assets.
5	Face amount denominated in euro.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
7	Face amount denominated in Canadian dollars.
8	Face amount denominated in British pounds.
9	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
10	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
11	Represents an unsettled loan as of January 31, 2023. The coupon rate is not known until the settlement date.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
USD—U.S. dollar.

26

High-Yield Corporate Fund
Other Financial Instruments as of Period End
Floating Rate Loan Commitments
	Total Unfunded Commitment ($000)	Fair Value Commitment ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Athenahealth Inc.	3,453	3,129	—	(324)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	1,550	318,755	591
5-Year U.S. Treasury Note	March 2023	2,039	222,745	1,320
10-Year U.S. Treasury Note	March 2023	101	11,566	(14)
Long U.S. Treasury Bond	March 2023	300	38,963	(22)
Ultra Long U.S. Treasury Bond	March 2023	9	1,276	20
				1,895
Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(2,586)	(296,137)	(2,171)
Long U.S. Treasury Bond	March 2023	(14)	(1,818)	(26)
Ultra 10-Year U.S. Treasury Note	March 2023	(670)	(81,206)	(1,056)
Ultra Long U.S. Treasury Bond	March 2023	(65)	(9,214)	(380)
				(3,633)
				(1,738)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	2/28/23	EUR	4,019	USD	4,379	—	(2)
Barclays Bank plc	2/28/23	EUR	2,567	USD	2,793	2	—
Toronto-Dominion Bank	2/28/23	USD	80,392	CAD	107,251	—	(230)
Toronto-Dominion Bank	2/28/23	USD	776,757	EUR	710,593	2,833	—
JPMorgan Chase Bank, N.A.	2/28/23	USD	47,108	GBP	37,919	332	—
						3,167	(232)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

27

High-Yield Corporate Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S39-V1	12/20/27	USD	773,490	5.000	25,009	35,703
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
28

High-Yield Corporate Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,874,593)	23,259,399
Affiliated Issuers (Cost $178,121)	178,131
Total Investments in Securities	23,437,530
Investment in Vanguard	859
Cash	23,563
Foreign Currency, at Value (Cost $19,859)	19,879
Receivables for Investment Securities Sold	270,260
Receivables for Accrued Income	303,024
Receivables for Capital Shares Issued	17,092
Variation Margin Receivable—Futures Contracts	65
Variation Margin Receivable—Centrally Cleared Swap Contracts	2,718
Unrealized Appreciation—Forward Currency Contracts	3,167
Total Assets	24,078,157
Liabilities
Payables for Investment Securities Purchased	416,337
Payables to Investment Advisor	1,223
Payables for Capital Shares Redeemed	22,971
Payables for Distributions	22,480
Payables to Vanguard	1,166
Unrealized Depreciation—Floating Rate Loan Commitments	324
Unrealized Depreciation—Forward Currency Contracts	232
Total Liabilities	464,733
Net Assets	23,613,424
29

High-Yield Corporate Fund
Statement of Assets and Liabilities (continued)
At January 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	26,608,428
Total Distributable Earnings (Loss)	(2,995,004)
Net Assets	23,613,424

Investor Shares—Net Assets
Applicable to 573,996,171 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,040,578
Net Asset Value Per Share—Investor Shares	$5.30

Admiral Shares—Net Assets
Applicable to 3,883,712,941 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,572,846
Net Asset Value Per Share—Admiral Shares	$5.30

See accompanying Notes, which are an integral part of the Financial Statements.
30

High-Yield Corporate Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	1,278,726
Total Income	1,278,726
Expenses
Investment Advisory Fees—Note B	7,070
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,827
Management and Administrative—Admiral Shares	19,743
Marketing and Distribution—Investor Shares	228
Marketing and Distribution—Admiral Shares	1,079
Custodian Fees	186
Auditing Fees	37
Shareholders’ Reports—Investor Shares	101
Shareholders’ Reports—Admiral Shares	275
Trustees’ Fees and Expenses	9
Other Expenses	18
Total Expenses	34,573
Expenses Paid Indirectly	(66)
Net Expenses	34,507
Net Investment Income	1,244,219
Realized Net Gain (Loss)
Investment Securities Sold[1]	(842,141)
Futures Contracts	(2,735)
Swap Contracts	(20,804)
Forward Currency Contracts	78,813
Foreign Currencies	(188)
Realized Net Gain (Loss)	(787,055)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,569,269)
Floating Rate Loan Commitments	(324)
Futures Contracts	(1,738)
Swap Contracts	38,284
Forward Currency Contracts	(6,473)
Foreign Currencies	285
Change in Unrealized Appreciation (Depreciation)	(1,539,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,082,071)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,485,000, $54,000, less than $1,000, and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
31

High-Yield Corporate Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,244,219	1,198,182
Realized Net Gain (Loss)	(787,055)	376,215
Change in Unrealized Appreciation (Depreciation)	(1,539,235)	(1,294,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,082,071)	280,228
Distributions
Investor Shares	(157,825)	(156,416)
Admiral Shares	(1,120,494)	(1,064,431)
Total Distributions	(1,278,319)	(1,220,847)
Capital Share Transactions
Investor Shares	(281,664)	(147,124)
Admiral Shares	(2,367,257)	1,036,017
Net Increase (Decrease) from Capital Share Transactions	(2,648,921)	888,893
Total Increase (Decrease)	(5,009,311)	(51,726)
Net Assets
Beginning of Period	28,622,735	28,674,461
End of Period	23,613,424	28,622,735

See accompanying Notes, which are an integral part of the Financial Statements.
32

High-Yield Corporate Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.77	$5.96	$5.94	$5.67	$5.91
Investment Operations
Net Investment Income[1]	.261	.238	.259	.302	.317
Net Realized and Unrealized Gain (Loss) on Investments	(.462)	(.185)	.034	.278	(.230)
Total from Investment Operations	(.201)	.053	.293	.580	.087
Distributions
Dividends from Net Investment Income	(.269)	(.243)	(.273)	(.310)	(.327)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.269)	(.243)	(.273)	(.310)	(.327)
Net Asset Value, End of Period	$5.30	$5.77	$5.96	$5.94	$5.67
Total Return[2]	-3.37%	0.84%	5.22%	10.45%	1.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,041	$3,612	$3,877	$4,102	$3,557
Ratio of Total Expenses to Average Net Assets	0.23%[3]	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	4.90%	4.00%	4.51%	5.16%	5.55%
Portfolio Turnover Rate	36%	31%	38%	28%	21%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.23%.

See accompanying Notes, which are an integral part of the Financial Statements.
33

High-Yield Corporate Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.77	$5.96	$5.94	$5.67	$5.91
Investment Operations
Net Investment Income[1]	.266	.244	.265	.308	.323
Net Realized and Unrealized Gain (Loss) on Investments	(.462)	(.185)	.033	.278	(.230)
Total from Investment Operations	(.196)	.059	.298	.586	.093
Distributions
Dividends from Net Investment Income	(.274)	(.249)	(.278)	(.316)	(.333)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.274)	(.249)	(.278)	(.316)	(.333)
Net Asset Value, End of Period	$5.30	$5.77	$5.96	$5.94	$5.67
Total Return[2]	-3.27%	0.94%	5.32%	10.55%	1.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,573	$25,011	$24,798	$22,701	$19,285
Ratio of Total Expenses to Average Net Assets	0.13%[3]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	5.00%	4.10%	4.60%	5.26%	5.65%
Portfolio Turnover Rate	36%	31%	38%	28%	21%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.

See accompanying Notes, which are an integral part of the Financial Statements.
34

High-Yield Corporate Fund
Notes to Financial Statements
Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these
35

High-Yield Corporate Fund
commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The
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High-Yield Corporate Fund
master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
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High-Yield Corporate Fund
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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High-Yield Corporate Fund
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Beginning August 2022, Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $656,000 for the year ended January 31, 2023.
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High-Yield Corporate Fund
For the year ended January 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.03% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $859,000, representing less than 0.01% of the fund’s net assets and 0.34% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $66,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments, other financial instruments, and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments, other financial instruments, and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High-Yield Corporate Fund
The following table summarizes the market value of the fund’s investments, other financial instruments, and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,387,179	—	1,387,179
Corporate Bonds	—	20,505,624	—	20,505,624
Floating Rate Loan Interests	—	705,629	—	705,629
Temporary Cash Investments	178,131	660,967	—	839,098
Total	178,131	23,259,399	—	23,437,530
Other Financial Instruments
Liabilities
Floating Rate Loan Commitments	—	324	—	324
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,931	—	—	1,931
Forward Currency Contracts	—	3,167	—	3,167
Swap Contracts	35,703[1]	—	—	35,703
Total	37,634	3,167	—	40,801
Liabilities
Futures Contracts[1]	3,669	—	—	3,669
Forward Currency Contracts	—	232	—	232
Total	3,669	232	—	3,901
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At January 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,931	—	—	1,931
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	35,703	35,703
Unrealized Appreciation—Forward Currency Contracts	—	3,167	—	3,167
Total Assets	1,931	3,167	35,703	40,801

Unrealized Depreciation—Futures Contracts[1]	3,669	—	—	3,669
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High-Yield Corporate Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Forward Currency Contracts	—	232	—	232
Total Liabilities	3,669	232	—	3,901
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(2,735)	—	—	(2,735)
Swap Contracts	—	—	(20,804)	(20,804)
Forward Currency Contracts	—	78,813	—	78,813
Realized Net Gain (Loss) on Derivatives	(2,735)	78,813	(20,804)	55,274
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,738)	—	—	(1,738)
Swap Contracts	—	—	38,284	38,284
Forward Currency Contracts	—	(6,473)	—	(6,473)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,738)	(6,473)	38,284	30,073
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income
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High-Yield Corporate Fund
securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,137
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,464,166)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,545,493)
Other Temporary Differences	(22,482)
Total	(2,995,004)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,278,319	1,220,847
Long-Term Capital Gains	—	—
Total	1,278,319	1,220,847
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	25,013,782
Gross Unrealized Appreciation	281,135
Gross Unrealized Depreciation	(1,826,628)
Net Unrealized Appreciation (Depreciation)	(1,545,493)
H.	During the year ended January 31, 2023, the fund purchased $6,740,340,000 of investment securities and sold $9,551,373,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,933,867,000 and $1,787,984,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $0 and sales were $133,903,000, resulting in net realized loss of $6,895,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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High-Yield Corporate Fund
I.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	497,489	93,790	967,937	162,449
Issued in Lieu of Cash Distributions	133,453	25,232	133,360	22,449
Redeemed	(912,606)	(171,056)	(1,248,421)	(209,615)
Net Increase (Decrease)—Investor Shares	(281,664)	(52,034)	(147,124)	(24,717)
Admiral Shares
Issued	4,440,999	830,126	6,260,677	1,051,228
Issued in Lieu of Cash Distributions	868,371	164,160	812,641	136,821
Redeemed	(7,676,627)	(1,445,674)	(6,037,301)	(1,015,302)
Net Increase (Decrease)—Admiral Shares	(2,367,257)	(451,388)	1,036,017	172,747
J.	Management has determined that no other events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
44

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
45

Tax information (unaudited)
The fund hereby designates $19,242,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 97.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 73.9%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
46

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard High-Yield Corporate Fund has approved a restructuring of the fund’s investment advisory arrangements whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, has been added as an advisor to the fund, effective August 29, 2022. The board determined that the foregoing action was in the best interest of the fund. As of August 29, 2022, Wellington Management Company llp and Vanguard are advisors to the fund.
The board based its decision upon an evaluation of the Fixed Income Group’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.
Investment performance
The board considered that Vanguard, in its management of another fund, has a track record of successfully managing its strategy, and considered periods of outperformance or underperformance compared with a relevant benchmark index.
Cost
The board considered the cost of services to be provided and competitive fee rates and concluded that, after implementation of the new arrangement with Vanguard, the fund’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the fund’s peers.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangement after a one-year period.
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"Bloomberg®," Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High-Yield Corporate Fund or any member of the public regarding the advisability of investing in securities generally or in the High-Yield Corporate Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High-Yield Corporate Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High-Yield Corporate Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High-Yield Corporate Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High-Yield Corporate Fund customers, in connection with the administration, marketing or trading of the High-Yield Corporate Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH-YIELD CORPORATE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH-YIELD CORPORATE FUND OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q290 032023

Annual Report  |  January 31, 2023
Vanguard GNMA Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard GNMA Fund returned –7.09% for Investor Shares and –7.00% for Admiral Shares. The results slightly trailed the –6.69% return of the fund’s benchmark, the Bloomberg U.S. GNMA Bond Index.
•	Despite relief in midsummer and toward the end of the period, it was a volatile, challenging time for markets. Early on, inflation across much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and higher costs for goods and services. Central banks aggressively tightened monetary policy. Later, it appeared that inflation might have peaked, and central banks slowed their pace of interest rate hikes.
•	The sharp rise in yields increased fears of recession and weighed heavily on bond prices. With yields rising and prices falling, mortgage-backed securities generally fared better than corporate bonds and U.S. Treasuries.
•	Duration and yield curve positioning boosted the fund’s relative performance, as did an underweight allocation to 30-year GNMA pass-throughs. Selection in GNMA pass-throughs detracted.
•	For the 10 years ended January 31, 2023, the GNMA Fund returned annualized averages of 1.04% for Investor Shares and 1.14% for Admiral Shares, ahead of its benchmark’s average of 0.98%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
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Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard GNMA Fund returned –7.09% for Investor Shares and –7.00% for Admiral Shares. The fund’s benchmark, the Bloomberg U.S. GNMA Bond Index, returned –6.69%.
Investment environment
Fixed income markets experienced sharply negative total returns during the period, as reflected by the Bloomberg U.S. Aggregate Bond Index return of –8.36%. Global sovereign yields moved sharply higher as most major central banks supercharged their hiking cycles to combat high inflation.
Spread sectors underperformed duration-equivalent government bonds. The first quarter of 2022 recorded one of the worst drawdowns in fixed income markets because of tighter monetary policies and uncertainty from the war in Ukraine. It was followed by challenging second and third quarters, as inflation persisted and government bond yields continued to rise. The fourth quarter ended on a positive note, which allowed fixed income markets to recoup some losses as most developed-market sovereign yields stabilized at higher levels. Spreads were volatile for most of the year but finished wider amid concerns that tighter financial conditions resulting from less-accommodative monetary policy could tip the global economy into recession.
The 12-month period ended with below-consensus inflation readings, which led to optimism that major central banks could slow the pace of their tightening. The U.S. Federal Reserve raised rates several times during the period and signaled a higher-for-longer terminal rate. The European Central Bank (ECB) ended its quantitative-easing purchases, along with outsized rate increases, and announced the start of quantitative tightening in March 2023.
Global GDP growth rates diverged but showed some resilience, though recession risks mounted. U.S. labor market strength persisted, and consumer spending remained solid, while the housing market showed some weakness after a sharp rise in mortgage rates. Earlier in the period, euro zone consumer confidence and economic activity took a hit from increasing economic uncertainty.
Commodity prices surged after Russia’s invasion of Ukraine and inflation rose to multidecade highs across many countries, driven by strong demand plus supply chain disruptions and labor shortages. Sanctions that the West imposed on Russia raised concerns about Europe’s energy security. By the end of the period, euro zone consumer confidence began to recover, boosted by moderating energy prices. China’s economic activity was hurt by the government’s zero-COVID-19 policy, the property market decline, and geopolitical uncertainty.
Agency mortgage-backed securities (MBS) posted a total return of –7.53% over the period January 31, 2022, through January 31, 2023, as measured

2

by the Bloomberg Agency MBS Index, underperforming duration-equivalent Treasuries by 85 basis points (according to Wellington Management data). The spread on this same index widened by 23 basis points to 41 basis points to end the volatile period. (A basis point is one-hundredth of a percentage point.)
MBS spreads reacted negatively to comments from Fed Chairman Jerome Powell early in the year that indicated that, over the long run, the Fed aims for Treasuries to dominate its holdings. Spreads continued to widen in the second quarter—even though the Fed did not mention outright mortgage sales when it announced its quantitative-tightening program. The overall risk appetite soured after Chairman Powell’s comments at the Jackson Hole symposium in August. On the positive side, his comments during the September Federal Open Market Committee (FOMC) meeting put to rest speculation on near-term Fed mortgage sales.
Spreads peaked in October and tightened in November; this was driven by a combination of factors, including the Fed’s signaling that it would slow the pace of hikes, a lower-than-expected inflation reading, and a divided Congress after the midterm elections. The result was a sharp rally in Treasury yields, which in turn supported asset-spread performance during the month.
The poor technical backdrop of agency mortgages saw some improvements on the margin as buyers emerged, with asset managers leading the charge at a time when the supply of new issuance was low. Volatility decreased dramatically after the FOMC’s mid-December meeting, supporting MBS spreads that reached their narrowest points in the fourth quarter before giving some of that performance back to end the period.
In terms of sector performance, conventional and GNMA 30-year mortgages performed relatively in line with each other, adjusting for their spread-duration differences, and underperformed their 15-year counterparts in excess-return terms. In terms of the coupon range, bonds with midrange coupons performed best, while those with the highest coupons underperformed.
Fund successes
The fund’s duration and yield curve posture in aggregate contributed to relative performance. We have actively managed the duration and curve positioning but generally stayed close to benchmark levels with modest variations. Note that bond yields and prices generally move in opposite directions.
Our underweight allocation to 30-year GNMA pass-throughs was the main driver of positive relative returns for the period. We increased our mortgage exposure early in the period, moving from an underweight to a neutral to a slightly overweight exposure by midyear as valuations became more attractive. In
3

the second half of the period, we trimmed exposure to broadly neutral levels. In December and January, we added mortgage basis, moving to an overweight as valuations became more attractive. Our exposure to 30-year conventional mortgages marginally contributed to returns, partially offsetting negative performance elsewhere in the portfolio.
Fund shortfalls
Security selection in 30-year GNMA pass-throughs was the largest detractor from returns for the period, particularly in lower to middle coupons.
The portfolio’s exposure to agency collateralized mortgage obligations (CMOs) also detracted from returns, as they underperformed duration-equivalent Treasuries.
Fund positioning
MBS market fundamentals and valuations have improved amid rising rates, but technical factors remain the biggest driver of performance. Fed and bank sponsorship for MBS had supported mortgages for almost two years, but these factors reversed in 2022. Although Chairman Powell’s comment on avoiding mortgage sales was positive, paydowns on the Fed’s portfolio are far below their cap, meaning that we believe the Fed is unlikely to buy MBS anytime soon. U.S. bank demand has also been weak, while overseas buyers have been reluctant to add MBS because of currency-hedging costs. Asset managers have been marginal buyers; however, they have already covered a substantial portion of their underweights. For spreads to tighten meaningfully from here, the asset class would need new buyers to emerge.
On the positive side, as higher mortgage rates depress housing activity, we expect lower housing turnover, which we believe should lead to reduced supply and less Fed balance sheet run-off. This should partially improve an otherwise negative technical picture.
From a valuation perspective, MBS spreads have narrowed from the widest levels reached earlier in the fourth quarter of 2022 but remain attractive. Spreads on competing assets have tightened even more dramatically, resulting in relatively more attractive valuations for mortgages. In addition, interest rate volatility appears to have found a ceiling. Its decline was a welcome development for mortgage investors toward the end of the period. While volatility is unlikely to return to the lows of the quantitative-easing period, it is now better priced in the markets and could fall modestly as uncertainties about Fed policy diminish, further supporting MBS spreads.
Balancing these factors, we view MBS valuations as strategically attractive. While MBS spreads may widen further if market volatility increases, this risk is offset by attractive income and upside from spread tightening if conditions stabilize. Additionally, as a safe haven asset, mortgages are poised to outperform other credit sectors if market
4

conditions significantly deteriorate and the economy experiences a hard landing.
With this as context, we are currently neutral to overweight in mortgages. We have an up-in-coupon bias, with underweights in lower coupons, which remain structurally rich. We are focusing on attractive relative value opportunities and enhancing cash-flow stability through agency CMOs and agency commercial MBS.
Brian Conroy, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
February 14, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
GNMA Fund
Investor Shares	$1,000.00	$968.90	$1.04
Admiral™ Shares	1,000.00	969.40	0.55
Based on Hypothetical 5% Yearly Return
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

GNMA Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
GNMA Fund Investor Shares	-7.09%	0.33%	1.04%	$11,085
Bloomberg U.S. GNMA Bond Index	-6.69	0.36	0.98	11,023
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	11,530

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
GNMA Fund Admiral Shares	-7.00%	0.43%	1.14%	$55,982
Bloomberg U.S. GNMA Bond Index	-6.69	0.36	0.98	55,113
Bloomberg U.S. Aggregate Bond Index	-8.36	0.86	1.43	57,651
See Financial Highlights for dividend and capital gains information.
8

GNMA Fund
Distribution by Stated Maturity
As of January 31, 2023
0 - 5 Years	0.2%
5 - 10 Years	1.1
10 - 15 Years	2.5
15 - 20 Years	10.6
20 - 25 Years	23.6
Over 25 Years	62.0
The table reflects the fund's investments, except for short-term investments and derivatives.
9

GNMA Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (97.6%)
Conventional Mortgage-Backed Securities (90.6%)
[1,2]	Fannie Mae Pool	2.120%	5/1/31	20,825	17,942
[1,2]	Fannie Mae Pool	2.250%	4/1/33	27,145	23,023
[1,2]	Fannie Mae Pool	2.690%	3/1/37	8,054	6,871
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,925	1,773
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,326	2,154
[1,2]	Fannie Mae Pool	3.010%	8/1/34	2,045	1,819
[1,2]	Fannie Mae Pool	3.050%	7/1/31	1,986	1,842
[1,2]	Fannie Mae Pool	3.240%	3/1/28	5,907	5,691
[1,2]	Fannie Mae Pool	3.260%	12/1/37	4,175	3,699
[1,2]	Fannie Mae Pool	3.410%	5/1/32	4,100	3,871
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,348	1,286
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,261	6,050
[1,2]	Fannie Mae Pool	3.520%	11/1/32	21,125	20,095
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	10,772	9,979
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–8/1/48	1,568	1,493
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	1,929	1,900
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–2/1/46	21,665	21,944
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/38–4/1/44	7,682	7,952
[1]	Ginnie Mae I Pool	2.500%	11/15/42–12/15/46	49,846	44,798
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/46	409,105	378,754
[1]	Ginnie Mae I Pool	3.250%	8/15/42	9,129	8,684
[1,3]	Ginnie Mae I Pool	3.500%	7/15/39–6/15/48	331,299	318,674
[1]	Ginnie Mae I Pool	3.750%	7/15/42	1,041	1,014
[1]	Ginnie Mae I Pool	3.875%	10/15/40–6/15/42	15,485	15,486
[1]	Ginnie Mae I Pool	4.000%	8/15/24–7/15/46	451,966	449,538
[1]	Ginnie Mae I Pool	4.500%	4/15/33–4/15/44	232,335	236,812
[1]	Ginnie Mae I Pool	5.000%	1/15/30–7/15/52	231,240	239,892
[1]	Ginnie Mae I Pool	5.500%	9/15/23–9/15/45	172,867	178,570
[1]	Ginnie Mae I Pool	6.000%	2/15/24–3/15/40	72,572	74,762
[1]	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	62,399	63,432
[1]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	10,132	10,527
[1]	Ginnie Mae I Pool	7.250%	1/15/27	6	6
[1]	Ginnie Mae I Pool	7.500%	10/15/31	4,209	4,380
[1]	Ginnie Mae I Pool	8.000%	8/15/31	1,789	1,899
[1]	Ginnie Mae I Pool	8.500%	11/15/26–6/15/28	23	24
[1]	Ginnie Mae II Pool	1.500%	4/20/44–4/20/52	145,894	121,132
[1,3,4]	Ginnie Mae II Pool	2.000%	10/20/43–2/15/53	3,616,300	3,132,890
[1,3,4]	Ginnie Mae II Pool	2.500%	11/20/42–2/15/53	3,744,061	3,344,948
[1,4]	Ginnie Mae II Pool	3.000%	4/20/31–2/15/53	2,815,789	2,611,322
10

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,5]	Ginnie Mae II Pool	3.500%	10/20/40–1/20/53	2,461,665	2,359,126
[1,4]	Ginnie Mae II Pool	4.000%	4/20/39–2/15/53	1,089,939	1,075,945
[1,4]	Ginnie Mae II Pool	4.500%	12/20/32–2/15/53	437,840	443,196
[1]	Ginnie Mae II Pool	5.000%	10/20/32–12/20/43	58,628	61,010
[1]	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	12,641	13,272
[1]	Ginnie Mae II Pool	6.000%	4/20/28–10/20/38	1,401	1,472
[1]	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	496	520
[1]	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	20	21
[1,2]	UMBS Pool	2.000%	11/1/46–4/1/52	4,036	3,402
[1,2,4]	UMBS Pool	2.500%	7/1/27–2/25/53	4,321	4,791
[1,2,4]	UMBS Pool	3.000%	12/1/25–6/1/49	9,443	9,209
[1,2,4]	UMBS Pool	3.500%	9/1/46–2/25/53	7,640	7,453
[1,2]	UMBS Pool	4.000%	5/1/46–6/1/46	2,000	1,961
[1,2,4]	UMBS Pool	4.500%	12/1/40–2/25/53	3,233	3,222
[1,2]	UMBS Pool	5.000%	9/1/35	4,306	4,379
[1,2]	UMBS Pool	6.500%	2/1/29–5/1/40	924	981
					15,366,888
Nonconventional Mortgage-Backed Securities (7.0%)
[1,2,6]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	3.810%	8/1/43	1,899	1,918
[1,2,6]	Fannie Mae Pool, 12M USD LIBOR + 1.580%	3.830%	9/1/44	2,848	2,851
[1,2]	Fannie Mae REMICS	1.500%	11/25/50–1/25/51	27,214	15,782
[1,2]	Fannie Mae REMICS	2.000%	9/25/42	3,768	3,453
[1,2]	Fannie Mae REMICS	2.500%	10/25/42	3,064	2,860
[1,2]	Fannie Mae REMICS	3.000%	4/25/40–7/25/49	64,267	58,287
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–4/25/59	70,078	63,699
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	1,459	1,493
[1,2]	Freddie Mac Non Gold Pool	2.974%	10/1/44	2,168	2,099
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.600%	3.850%	10/1/44	4,864	5,015
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.615%	3.836%	9/1/44	2,287	2,342
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	3.821%	7/1/44	1,252	1,275
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	3.870%	9/1/43–10/1/44	5,643	5,786
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.630%	2.812%	4/1/44	2,466	2,524
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.636%	3.722%	8/1/43	2,708	2,741
[1,2]	Freddie Mac REMICS	2.000%	4/15/42	4,071	3,714
[1,2]	Freddie Mac REMICS	2.500%	3/25/52	5,369	4,032
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	81,725	75,084
[1,2]	Freddie Mac REMICS	3.500%	8/15/45–1/25/46	19,506	18,316
[1,2]	Freddie Mac REMICS	4.000%	6/15/54	3,808	3,316
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	4,192	4,302
[1]	Ginnie Mae REMICS	1.000%	8/20/50–6/20/51	33,863	26,776
[1]	Ginnie Mae REMICS	2.500%	12/16/39–2/20/52	177,310	155,399
[1]	Ginnie Mae REMICS	3.000%	6/20/39–3/20/52	453,622	412,660
[1]	Ginnie Mae REMICS	3.500%	7/20/43–1/20/52	86,451	81,733
[1]	Ginnie Mae REMICS	4.500%	6/20/39–4/16/41	19,663	19,577
[1]	Ginnie Mae REMICS	1.500%	4/16/50–9/20/50	70,903	61,112
[1]	Ginnie Mae REMICS	1.650%	11/20/45	34,570	31,480
[1]	Ginnie Mae REMICS	1.750%	7/20/44	16,122	13,658
[1]	Ginnie Mae REMICS	2.000%	7/20/42–10/20/44	23,101	20,834
[1]	Ginnie Mae REMICS	2.250%	3/16/45	7,020	6,384
[1]	Ginnie Mae REMICS	2.375%	4/20/44	5,656	5,207
11

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ginnie Mae REMICS	3.000%	7/20/43	4,062	3,799
[1]	Ginnie Mae REMICS	3.250%	8/20/44–2/20/49	12,567	10,807
[1]	Ginnie Mae REMICS	3.668%	10/20/48	11,737	10,901
[1]	Ginnie Mae REMICS	3.750%	12/16/39	2,230	2,043
[1]	Ginnie Mae REMICS	4.000%	1/20/45	25,918	24,367
[1]	Ginnie Mae REMICS	5.000%	6/16/37	5,545	5,559
[1]	Ginnie Mae REMICS	5.500%	8/16/36	4,904	5,047
[1,6]	Ginnie Mae REMICS, 1M USD LIBOR + 0.200%	4.686%	2/20/37	1,303	1,276
[1]	Government National Mortgage Assn.	2.650%	11/17/48	2,824	2,711
					1,182,219
Total U.S. Government and Agency Obligations (Cost $17,708,772)					16,549,107
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
[1]	Seasoned Credit Risk Transfer Trust Series 2018-3	3.500%	8/25/57	9,938	8,375
[1]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	10,452	8,786
[1]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	14,397	12,135
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	112,979	103,515
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	13,420	12,409
[1]	Seasoned Credit Risk Transfer Trust Series 2020-1	2.500%	8/25/59	71,262	62,296
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $244,745)					207,516
				Shares
Temporary Cash Investments (2.2%)
Money Market Fund (0.7%)
[7]	Vanguard Market Liquidity Fund	4.437%		1,063,162	106,306
			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.5%)
	Bank of America Securities, LLC (Dated 1/31/23, Repurchase Value $75,909,000, collateralized by Ginnie Mae 2.500%–5.000%, 8/20/41–9/20/51, with a value of $77,418,000)	4.300%	2/1/23	75,900	75,900
	Bank of Nova Scotia (Dated 1/31/23, Repurchase Value $17,802,000, collateralized by U.S. Treasury Bill 0.000%, 2/21/23, and U.S. Treasury Note/Bond 0.250%–3.875%, 7/31/25–11/15/49, with a value of $18,158,000)	4.250%	2/1/23	17,800	17,800
	Barclays Capital Inc. (Dated 1/31/23, Repurchase Value $18,302,000, collateralized by U.S. Treasury Note/Bond 2.750%, 4/30/27, with a value of $18,666,000)	4.230%	2/1/23	18,300	18,300
12

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Citigroup Global Markets Inc. (Dated 1/31/23, Repurchase Value $30,304,000, collateralized by U.S. Treasury Bill 0.000%, 12/28/23–1/25/24, and U.S. Treasury Note/Bond 2.750%–4.829%, 1/31/25–8/15/32, with a value of $30,906,000)	4.250%	2/1/23	30,300	30,300
Credit Agricole Securities (USA) Inc. (Dated 1/31/23, Repurchase Value $2,500,000, collateralized by U.S. Treasury Note/Bond 2.875%, 11/15/46, with a value of $2,550,000)	4.250%	2/1/23	2,500	2,500
HSBC Bank USA (Dated 1/31/23, Repurchase Value $2,500,000, collateralized by Treasury Inflation Indexed Note/Bond 1.000%, 2/15/46, and U.S. Treasury Bill 0.000%, 2/21/23–1/25/24, with a value of $2,550,000)	4.260%	2/1/23	2,500	2,500
HSBC Bank USA (Dated 1/31/23, Repurchase Value $33,404,000, collateralized by Fannie Mae 3.000%–6.000%, 12/1/30–2/1/53, with a value of $34,068,000)	4.300%	2/1/23	33,400	33,400
Natixis SA (Dated 1/31/23, Repurchase Value $32,204,000, collateralized by U.S. Treasury Note/Bond 0.125%–6.625%, 5/31/23–11/15/41, with a value of $32,844,000)	4.250%	2/1/23	32,200	32,200
Societe Generale (Dated 1/31/23, Repurchase Value $3,500,000, collateralized by U.S. Treasury Bill 0.000%, 4/13/23–4/20/23, and U.S. Treasury Note/Bond 3.375%, 8/15/42, with a value of $3,570,000)	4.260%	2/1/23	3,500	3,500
13

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
TD Securities (USA) LLC (Dated 1/31/23, Repurchase Value $11,901,000, collateralized by Ginnie Mae 6.000%, 1/20/53, with a value of $12,138,000)	4.300%	2/1/23	11,900	11,900
Wells Fargo & Co. (Dated 1/31/23, Repurchase Value $26,103,000, collateralized by Fannie Mae 5.000%, 12/1/37, with a value of $26,622,000)	4.310%	2/1/23	26,100	26,100
				254,400
Total Temporary Cash Investments (Cost $360,713)				360,706
Total Investments (101.0%) (Cost $18,314,230)				17,117,329
Other Assets and Liabilities—Net (-1.0%)				(162,551)
Net Assets (100%)				16,954,778
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $6,151,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2023.
5	Securities with a value of $12,908,000 have been segregated as initial margin for open futures contracts.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
14

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	5,022	1,032,766	1,152
5-Year U.S. Treasury Note	March 2023	1,639	179,048	1,901
				3,053

Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(1,563)	(178,988)	(364)
Long U.S. Treasury Bond	March 2023	(1,008)	(130,914)	(1,968)
Ultra 10-Year U.S. Treasury Note	March 2023	(1,724)	(208,954)	(1,908)
				(4,240)
				(1,187)
See accompanying Notes, which are an integral part of the Financial Statements.
15

GNMA Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $18,207,917)	17,011,023
Affiliated Issuers (Cost $106,313)	106,306
Total Investments in Securities	17,117,329
Investment in Vanguard	624
Cash	1,715
Receivables for Investment Securities Sold	1,185,083
Receivables for Accrued Income	45,669
Receivables for Capital Shares Issued	4,555
Variation Margin Receivable—Futures Contracts	490
Other Assets	615
Total Assets	18,356,080
Liabilities
Payables for Investment Securities Purchased	1,377,635
Payables for Capital Shares Redeemed	14,951
Payables for Distributions	7,297
Payables to Investment Advisor	443
Payables to Vanguard	976
Total Liabilities	1,401,302
Net Assets	16,954,778
16

GNMA Fund
Statement of Assets and Liabilities (continued)
At January 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	19,330,946
Total Distributable Earnings (Loss)	(2,376,168)
Net Assets	16,954,778

Investor Shares—Net Assets
Applicable to 558,126,787 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,269,588
Net Asset Value Per Share—Investor Shares	$9.44

Admiral Shares—Net Assets
Applicable to 1,237,630,608 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,685,190
Net Asset Value Per Share—Admiral Shares	$9.44
See accompanying Notes, which are an integral part of the Financial Statements.
17

GNMA Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Interest[1]	483,315
Total Income	483,315
Expenses
Investment Advisory Fees—Note B	1,940
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,738
Management and Administrative—Admiral Shares	12,069
Marketing and Distribution—Investor Shares	327
Marketing and Distribution—Admiral Shares	575
Custodian Fees	392
Auditing Fees	37
Shareholders’ Reports—Investor Shares	123
Shareholders’ Reports—Admiral Shares	132
Trustees’ Fees and Expenses	6
Other Expenses	18
Total Expenses	26,357
Expenses Paid Indirectly	(200)
Net Expenses	26,157
Net Investment Income	457,158
Realized Net Gain (Loss)
Investment Securities Sold[1]	(703,506)
Futures Contracts	(41,179)
Realized Net Gain (Loss)	(744,685)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,254,402)
Futures Contracts	5,575
Change in Unrealized Appreciation (Depreciation)	(1,248,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,536,354)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,318,000, ($442,000), less than $1,000, and $378,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
18

GNMA Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	457,158	221,471
Realized Net Gain (Loss)	(744,685)	(212,099)
Change in Unrealized Appreciation (Depreciation)	(1,248,827)	(532,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,536,354)	(523,453)
Distributions
Investor Shares	(134,234)	(57,843)
Admiral Shares	(319,199)	(156,253)
Total Distributions	(453,433)	(214,096)
Capital Share Transactions
Investor Shares	(847,109)	(789,418)
Admiral Shares	(2,506,168)	(3,495,820)
Net Increase (Decrease) from Capital Share Transactions	(3,353,277)	(4,285,238)
Total Increase (Decrease)	(5,343,064)	(5,022,787)
Net Assets
Beginning of Period	22,297,842	27,320,629
End of Period	16,954,778	22,297,842
See accompanying Notes, which are an integral part of the Financial Statements.
19

GNMA Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.41	$10.73	$10.58	$10.31	$10.32
Investment Operations
Net Investment Income[1]	.230	.085	.178	.285	.298
Net Realized and Unrealized Gain (Loss) on Investments	(.969)	(.321)	.157	.272	(.011)
Total from Investment Operations	(.739)	(.236)	.335	.557	.287
Distributions
Dividends from Net Investment Income	(.231)	(.084)	(.176)	(.287)	(.297)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	(.009)	—	—
Total Distributions	(.231)	(.084)	(.185)	(.287)	(.297)
Net Asset Value, End of Period	$9.44	$10.41	$10.73	$10.58	$10.31
Total Return[2]	-7.09%	-2.21%	3.17%	5.46%	2.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,270	$6,711	$7,719	$7,365	$6,715
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.40%	0.80%	1.66%	2.71%	2.93%
Portfolio Turnover Rate[4]	478%	800%	638%	616%	415%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Includes 206%, 298%, 182%, 198%, and 200%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
20

GNMA Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.41	$10.73	$10.58	$10.31	$10.32
Investment Operations
Net Investment Income[1]	.239	.098	.184	.295	.309
Net Realized and Unrealized Gain (Loss) on Investments	(.969)	(.323)	.161	.272	(.012)
Total from Investment Operations	(.730)	(.225)	.345	.567	.297
Distributions
Dividends from Net Investment Income	(.240)	(.095)	(.185)	(.297)	(.307)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	(.010)	—	—
Total Distributions	(.240)	(.095)	(.195)	(.297)	(.307)
Net Asset Value, End of Period	$9.44	$10.41	$10.73	$10.58	$10.31
Total Return[2]	-7.00%	-2.11%	3.28%	5.57%	2.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,685	$15,587	$19,602	$17,356	$14,706
Ratio of Total Expenses to Average Net Assets	0.11%[3]	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.49%	0.92%	1.72%	2.81%	3.03%
Portfolio Turnover Rate[4]	478%	800%	638%	616%	415%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.11%.
4	Includes 206%, 298%, 182%, 198%, and 200%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
21

GNMA Fund
Notes to Financial Statements
Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At January 31, 2023, counterparties had deposited in segregated accounts securities with a value of $3,613,000 in connection with TBA transactions.
22

GNMA Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
23

GNMA Fund
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on
24

GNMA Fund
certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.01% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $624,000, representing less than 0.01% of the fund’s net assets and 0.25% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $200,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
25

GNMA Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,549,107	—	16,549,107
Asset-Backed/Commercial Mortgage-Backed Securities	—	207,516	—	207,516
Temporary Cash Investments	106,306	254,400	—	360,706
Total	106,306	17,011,023	—	17,117,329

Derivative Financial Instruments
Assets
Futures Contracts[1]	3,053	—	—	3,053
Liabilities
Futures Contracts[1]	4,240	—	—	4,240
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,814
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,186,693)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,197,992)
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GNMA Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	453,433	214,096
Long-Term Capital Gains	—	—
Total	453,433	214,096
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	18,315,321
Gross Unrealized Appreciation	73,406
Gross Unrealized Depreciation	(1,271,398)
Net Unrealized Appreciation (Depreciation)	(1,197,992)
G.  During the year ended January 31, 2023, the fund purchased $88,356,589,000 of investment securities and sold $91,431,653,000 of investment securities, other than temporary cash investments.
H.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	286,688	29,390	629,695	59,106
Issued in Lieu of Cash Distributions	127,545	13,438	54,958	5,183
Redeemed	(1,261,342)	(129,326)	(1,474,071)	(138,852)
Net Increase (Decrease)—Investor Shares	(847,109)	(86,498)	(789,418)	(74,563)
Admiral Shares
Issued	1,210,417	126,390	2,344,913	220,452
Issued in Lieu of Cash Distributions	247,028	26,013	120,457	11,356
Redeemed	(3,963,613)	(411,886)	(5,961,190)	(561,063)
Net Increase (Decrease)—Admiral Shares	(2,506,168)	(259,483)	(3,495,820)	(329,255)
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard GNMA Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard GNMA Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
28

Tax information (unaudited)
The fund hereby designates $2,803,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 98.8%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
29

"Bloomberg®" and Bloomberg U.S. GNMA Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The GNMA Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the GNMA Fund or any member of the public regarding the advisability of investing in securities generally or in the GNMA Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. GNMA Index, which is determined, composed and calculated by BISL without regard to Vanguard or the GNMA Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the GNMA Fund into consideration in determining, composing or calculating the Bloomberg U.S. GNMA Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GNMA Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to GNMA Fund customers, in connection with the administration, marketing or trading of the GNMA Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GNMA FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GNMA FUND OR BLOOMBERG U.S. GNMA INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q360 032023

Annual Report  |  January 31, 2023
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, returns for Vanguard Real Estate Index Fund ranged from –11.39% for Investor Shares to –11.27% for Institutional Shares, –11.26% for Admiral Shares, and –11.25% for ETF Shares (based on net asset value). Vanguard Real Estate II Index Fund returned –11.23%. The results slightly lagged those of the funds’ benchmark index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings around much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate hikes, and fears of a recession weighed heavily on sentiment in the stock market.
•	The majority of the 12 sectors recorded negative returns for the 12 months. Real estate operating companies, mortgage and office REITs, and real estate services performed the worst.
•	For the 10 years ended January 31, 2023, average annual returns for the Real Estate Index Fund ranged from 6.95% for Investor Shares to 7.08% for the Real Estate ETF, 7.09% for Admiral Shares, and 7.11% for Institutional Shares, in line with its benchmark’s return. The Real Estate Index II Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$943.00	$1.27
ETF Shares	1,000.00	943.70	0.59
Admiral™ Shares	1,000.00	943.40	0.59
Institutional Shares	1,000.00	943.50	0.49
Real Estate II Index Fund	$1,000.00	$943.70	$0.39
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-11.39%	6.52%	6.95%	$19,573
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-11.25%	6.64%	7.08%	$19,824
Real Estate Index Fund ETF Shares Market Price	-11.24	6.64	7.08	19,821
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581

See Financial Highlights for dividend and capital gains information.
4

Real Estate Index Fund
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-11.26%	6.66%	7.09%	$19,845
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-11.27%	6.68%	7.11%	$9,938,961
Real Estate Spliced Index	-11.15	6.77	7.19	10,015,355
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	15,790,549
Cumulative Returns of ETF Shares: January 31, 2013, Through January 31, 2023
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-11.24%	37.94%	98.21%
Real Estate Index Fund ETF Shares Net Asset Value	-11.25	37.94	98.24
Real Estate Spliced Index	-11.15	38.72	100.31
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Real Estate Index Fund
Fund Allocation
As of January 31, 2023
Diversified Real Estate Activities	0.1%
Diversified REITs	3.0
Health Care REITs	7.9
Hotel & Resort REITs	2.8
Industrial REITs	12.6
Office REITs	5.5
Real Estate Development	0.3
Real Estate Operating Companies	0.4
Real Estate Services	4.1
Residential REITs	13.6
Retail REITs	12.6
Specialized REITs	37.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.0%)
Diversified REITs (2.6%)
	WP Carey Inc.	8,608,205	736,260
	STORE Capital Corp.	11,353,001	365,680
	Essential Properties Realty Trust Inc.	6,299,864	160,521
	Broadstone Net Lease Inc.	7,722,008	139,846
	Global Net Lease Inc.	4,629,492	69,211
	American Assets Trust Inc.	2,296,988	65,372
	Alexander & Baldwin Inc.	3,246,506	64,995
	Empire State Realty Trust Inc. Class A	6,163,089	51,400
	Armada Hoffler Properties Inc.	3,019,416	38,286
	iStar Inc.	3,807,294	35,332
	Gladstone Commercial Corp.	1,761,403	29,926
[1]	NexPoint Diversified Real Estate Trust	1,405,990	18,404
	One Liberty Properties Inc.	752,349	18,139
			1,793,372
Health Care REITs (6.9%)
	Welltower Inc.	19,927,089	1,495,329
	Ventas Inc.	17,836,395	924,104
	Healthpeak Properties Inc.	24,077,458	661,648
	Healthcare Realty Trust Inc. Class A	16,980,986	365,601
	Medical Properties Trust Inc.	26,728,489	346,134
	Omega Healthcare Investors Inc.	10,446,488	307,545
	Physicians Realty Trust	10,096,143	160,125
	Sabra Health Care REIT Inc.	10,309,979	139,185
	National Health Investors Inc.	1,993,214	117,261
	CareTrust REIT Inc.	4,330,908	89,736
	LTC Properties Inc.	1,808,103	68,979
	Shares	Market Value• ($000)
Community Healthcare Trust Inc.	1,063,187	45,589
Universal Health Realty Income Trust	585,063	32,067
Global Medical REIT Inc.	2,774,558	31,158
Diversified Healthcare Trust	10,716,655	8,481
		4,792,942
Hotel & Resort REITs (2.5%)
Host Hotels & Resorts Inc.	31,900,770	601,330
Ryman Hospitality Properties Inc.	2,338,106	217,187
Apple Hospitality REIT Inc.	9,700,839	171,996
Park Hotels & Resorts Inc.	10,030,773	147,553
Sunstone Hotel Investors Inc.	9,477,828	104,161
Pebblebrook Hotel Trust	5,868,441	96,242
RLJ Lodging Trust	7,265,444	91,327
DiamondRock Hospitality Co.	9,416,148	90,677
Xenia Hotels & Resorts Inc.	5,105,117	76,066
Service Properties Trust	7,374,649	65,708
Summit Hotel Properties Inc.	4,766,517	40,611
Chatham Lodging Trust	2,070,669	29,424
		1,732,282
Industrial REITs (11.0%)
Prologis Inc.	41,187,127	5,324,672
Rexford Industrial Realty Inc.	7,633,409	484,492
Americold Realty Trust Inc.	12,018,685	377,507
EastGroup Properties Inc.	1,944,393	327,144
First Industrial Realty Trust Inc.	5,894,270	314,459
STAG Industrial Inc.	7,998,344	284,741
Terreno Realty Corp.	3,371,074	217,198
LXP Industrial Trust	12,485,278	144,205
7

Real Estate Index Fund
		Shares	Market Value• ($000)
	Innovative Industrial Properties Inc.	1,248,492	112,090
	Plymouth Industrial REIT Inc.	1,789,256	40,044
	Industrial Logistics Properties Trust	2,910,003	12,833
			7,639,385
Office REITs (4.8%)
	Alexandria Real Estate Equities Inc.	6,916,996	1,111,838
	Boston Properties Inc.	6,644,087	495,250
	Kilroy Realty Corp.	4,693,244	192,611
	Cousins Properties Inc.	6,756,799	185,271
	Vornado Realty Trust	7,273,008	177,389
	Highwoods Properties Inc.	4,695,483	142,602
	Corporate Office Properties Trust	5,014,539	140,758
	Douglas Emmett Inc.	7,846,678	131,432
	Equity Commonwealth	4,960,886	126,602
	SL Green Realty Corp.	2,870,606	118,125
	JBG SMITH Properties	4,595,791	92,559
	Hudson Pacific Properties Inc.	6,324,828	72,040
	Easterly Government Properties Inc. Class A	3,852,655	62,567
*	Veris Residential Inc.	3,456,969	59,806
	Piedmont Office Realty Trust Inc. Class A	5,511,535	58,422
	Paramount Group Inc.	8,053,502	51,945
	Brandywine Realty Trust	7,664,789	50,281
	Office Properties Income Trust	2,160,075	37,067
	Orion Office REIT Inc.	2,524,592	24,362
	City Office REIT Inc.	1,852,461	18,228
	Franklin Street Properties Corp.	4,133,818	12,732
*,2	New York REIT Liquidating LLC	1,208	14
			3,361,901
Other (12.1%)[3]
[4,5]	Vanguard Real Estate II Index Fund	387,519,976	8,471,187
Residential REITs (11.8%)
	AvalonBay Communities Inc.	6,239,635	1,107,161
	Equity Residential	15,344,227	976,660
	Invitation Homes Inc.	27,236,187	885,176
	Sun Communities Inc.	5,503,127	863,220
	Mid-America Apartment Communities Inc.	5,151,214	858,810
	Essex Property Trust Inc.	2,906,001	656,960
	UDR Inc.	14,498,842	617,506
	Equity LifeStyle Properties Inc.	7,888,333	566,225
	Camden Property Trust	4,515,888	556,403
		Shares	Market Value• ($000)
	American Homes 4 Rent Class A	12,915,399	442,869
	Apartment Income REIT Corp. Class A	6,879,792	263,221
	Independence Realty Trust Inc.	9,908,240	186,572
	Elme Communities	3,901,427	74,907
	NexPoint Residential Trust Inc.	1,031,206	52,076
	Apartment Investment & Management Co. Class A	6,781,782	50,931
	Centerspace	685,372	46,345
	UMH Properties Inc.	2,332,058	41,790
*	Bluerock Homes Trust Inc.	149	3
			8,246,835
Retail REITs (11.0%)
	Realty Income Corp.	27,558,427	1,869,288
	Simon Property Group Inc.	14,207,415	1,825,085
	Kimco Realty Corp.	27,598,339	619,859
	Regency Centers Corp.	6,872,112	457,889
	National Retail Properties Inc.	7,903,313	374,222
	Federal Realty Investment Trust	3,248,876	362,347
	Brixmor Property Group Inc.	13,373,567	314,680
	Spirit Realty Capital Inc.	6,084,329	266,980
	Agree Realty Corp.	3,562,592	265,876
	Kite Realty Group Trust	9,778,298	212,189
	Phillips Edison & Co. Inc.	5,206,159	174,510
	Macerich Co.	9,588,248	131,743
	SITE Centers Corp.	8,599,633	117,385
	Tanger Factory Outlet Centers Inc.	4,659,047	89,034
	Retail Opportunity Investments Corp.	5,559,816	88,012
	Urban Edge Properties	5,242,911	82,576
	InvenTrust Properties Corp.	3,010,096	74,861
	Acadia Realty Trust	4,238,675	65,827
	Getty Realty Corp.	1,773,350	64,603
	NETSTREIT Corp.	2,249,128	45,275
	Necessity Retail REIT Inc. Class A	5,942,915	40,590
	RPT Realty	3,796,833	39,791
	Saul Centers Inc.	639,248	27,366
	Urstadt Biddle Properties Inc. Class A	1,334,058	25,054
	Alexander's Inc.	102,436	24,306
	CBL & Associates Properties Inc.	566,768	15,104

8

Real Estate Index Fund
		Shares	Market Value• ($000)
	Urstadt Biddle Properties Inc.	16,032	269
*,2	Spirit MTA REIT	2,071,263	—
			7,674,721
Specialized REITs (32.3%)
	American Tower Corp.	20,776,071	4,641,167
	Equinix Inc.	4,064,086	2,999,824
	Crown Castle Inc.	19,323,658	2,862,027
	Public Storage	7,049,932	2,145,576
	SBA Communications Corp. Class A	4,813,893	1,432,278
	Digital Realty Trust Inc.	12,200,029	1,398,367
	VICI Properties Inc. Class A	37,576,692	1,284,371
	Weyerhaeuser Co.	33,035,120	1,137,399
	Extra Space Storage Inc.	5,975,557	943,122
	Iron Mountain Inc.	12,971,309	707,974
	Gaming & Leisure Properties Inc.	11,451,516	613,343
	CubeSmart	10,015,763	458,622
	Lamar Advertising Co. Class A	3,887,242	414,147
	Life Storage Inc.	3,765,098	406,781
	Rayonier Inc.	6,533,800	237,765
	PotlatchDeltic Corp.	3,596,091	176,029
	National Storage Affiliates Trust	3,891,493	158,773
	EPR Properties	3,346,235	142,148
	Outfront Media Inc.	6,225,151	123,881
	Four Corners Property Trust Inc.	3,635,636	104,561
	Uniti Group Inc.	10,593,083	69,808
[1]	Safehold Inc.	1,100,744	38,482
	Gladstone Land Corp.	1,451,595	28,364
			22,524,809
Total Equity Real Estate Investment Trusts (REITs) (Cost $61,308,066)			66,237,434
Real Estate Management & Development (4.3%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	1,446,722	68,141
	RMR Group Inc. Class A	690,879	21,431
			89,572
Real Estate Development (0.2%)
*	Howard Hughes Corp.	1,670,153	142,781
*	Forestar Group Inc.	887,144	13,201
			155,982
Real Estate Operating Companies (0.4%)
	DigitalBridge Group Inc.	7,317,660	108,301
	Kennedy-Wilson Holdings Inc.	5,537,251	99,006
*,1	Seritage Growth Properties Class A	1,623,385	19,724
		Shares	Market Value• ($000)
*	FRP Holdings Inc.	273,865	15,383
*,1	WeWork Inc.	7,893,023	12,550
			254,964
Real Estate Services (3.6%)
*	CBRE Group Inc. Class A	14,331,530	1,225,489
*	Jones Lang LaSalle Inc.	2,138,169	395,283
*	Zillow Group Inc. Class C	7,062,314	312,225
*	Zillow Group Inc. Class A	2,635,902	113,238
*	Cushman & Wakefield plc	6,549,668	94,512
	Newmark Group Inc. Class A	7,046,602	60,389
[1]	eXp World Holdings Inc.	3,047,437	47,510
*	Anywhere Real Estate Inc.	5,101,407	43,260
*	Compass Inc. Class A	10,606,305	42,637
	Marcus & Millichap Inc.	1,160,691	42,064
*	Opendoor Technologies Inc.	18,220,853	39,904
*,1	Redfin Corp.	4,000,946	29,927
	RE/MAX Holdings Inc. Class A	836,768	19,087
	Douglas Elliman Inc.	3,260,615	15,195
*	Doma Holdings Inc.	5,139,837	3,649
*,1	Offerpad Solutions Inc.	2,606,443	2,391
			2,486,760
Total Real Estate Management & Development (Cost $3,883,149)			2,987,278

9

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[6,7] Vanguard Market Liquidity Fund, 4.437% (Cost $399,812)	3,999,300	399,890
Total Investments (99.9%) (Cost $65,591,027)		69,624,602
Other Assets and Liabilities—Net (0.1%)		48,464
Net Assets (100%)		69,673,066
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,913,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $38,046,000 was received for securities on loan.
REIT—Real Estate Investment Trust.
10

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
American Homes 4 Rent Class A	8/31/23	BANA	31,647	(4.477)	4,247	—
Digital Realty Trust Inc.	8/31/23	BANA	37,601	(4.477)	5,708	—
Digital Realty Trust Inc.	1/31/24	GSI	28,655	(4.607)	—	—
Equity Residential	8/31/23	BANA	35,400	(4.477)	3,042	—
Redfin Corp.	1/31/24	GSI	2,618	(4.557)	—	—
Simon Property Group Inc.	1/31/24	GSI	51,384	(4.607)	—	—
VICI Properties Inc. Class A	8/31/23	BANA	174,960	(4.877)	11,054	—
Welltower Inc.	8/31/23	BANA	49,163	(4.477)	6,946	—
					30,997	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $32,988,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $57,813,711)	60,753,525
Affiliated Issuers (Cost $399,812)	399,890
Vanguard Real Estate II Index Fund (Cost $7,377,504)	8,471,187
Total Investments in Securities	69,624,602
Investment in Vanguard	2,082
Receivables for Investment Securities Sold	24,622
Receivables for Accrued Income	56,541
Receivables for Capital Shares Issued	21,640
Unrealized Appreciation—Over-the-Counter Swap Contracts	30,997
Total Assets	69,760,484
Liabilities
Due to Custodian	5,465
Payables for Investment Securities Purchased	7,203
Collateral for Securities on Loan	38,046
Payables for Capital Shares Redeemed	33,384
Payables to Vanguard	3,320
Total Liabilities	87,418
Net Assets	69,673,066
1 Includes $34,913,000 of securities on loan.
12

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	68,336,414
Total Distributable Earnings (Loss)	1,336,652
Net Assets	69,673,066

Investor Shares—Net Assets
Applicable to 4,205,462 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	127,243
Net Asset Value Per Share—Investor Shares	$30.26

ETF Shares—Net Assets
Applicable to 404,429,314 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,825,433
Net Asset Value Per Share—ETF Shares	$91.06

Admiral Shares—Net Assets
Applicable to 171,331,723 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,110,207
Net Asset Value Per Share—Admiral Shares	$129.05

Institutional Shares—Net Assets
Applicable to 531,216,655 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,610,183
Net Asset Value Per Share—Institutional Shares	$19.97
See accompanying Notes, which are an integral part of the Financial Statements.
13

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,564,425
Dividends—Affiliated Issuers	68,745
Dividends—Vanguard Real Estate II Index Fund	198,144
Interest—Affiliated Issuers	6,278
Securities Lending—Net	2,046
Total Income	1,839,638
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,611
Management and Administrative—Investor Shares	366
Management and Administrative—ETF Shares	41,166
Management and Administrative—Admiral Shares	24,207
Management and Administrative—Institutional Shares	9,674
Marketing and Distribution—Investor Shares	9
Marketing and Distribution—ETF Shares	1,585
Marketing and Distribution—Admiral Shares	890
Marketing and Distribution—Institutional Shares	333
Custodian Fees	169
Auditing Fees	37
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,654
Shareholders’ Reports—Admiral Shares	427
Shareholders’ Reports—Institutional Shares	181
Trustees’ Fees and Expenses	25
Other Expenses	38
Total Expenses	82,373
Expenses Paid Indirectly	(95)
Net Expenses	82,278
Net Investment Income	1,757,360
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	329,013
Capital Gain Distributions Received—Affiliated Issuers	2
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	90,589
Investment Securities Sold—Unaffiliated Issuers[1]	2,537,306
Investment Securities Sold—Affiliated Issuers[2]	41,663
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
14

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2023
($000)
Swap Contracts	(50,078)
Realized Net Gain (Loss)	2,948,495
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(13,306,186)
Investment Securities—Affiliated Issuers	128,233
Investment Securities—Vanguard Real Estate II Index Fund	(1,360,121)
Swap Contracts	30,997
Change in Unrealized Appreciation (Depreciation)	(14,507,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,801,222)
1	Includes $3,058,163,000 of net gain (loss) resulting from in-kind redemptions.
2	Includes $69,236,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,757,360	1,487,532
Realized Net Gain (Loss)	2,948,495	2,507,302
Change in Unrealized Appreciation (Depreciation)	(14,507,077)	14,077,791
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,801,222)	18,072,625
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(3,184)	(3,637)
ETF Shares	(893,338)	(811,715)
Admiral Shares	(518,210)	(463,925)
Institutional Shares	(253,055)	(220,900)
Return of Capital
Investor Shares	(1,590)	(1,874)
ETF Shares	(446,081)	(418,428)
Admiral Shares	(258,764)	(239,147)
Institutional Shares	(126,361)	(113,871)
Total Distributions	(2,500,583)	(2,273,497)
Capital Share Transactions
Investor Shares	(41,427)	(35,113)
ETF Shares	(3,046,898)	6,252,486
Admiral Shares	34,532	1,052,588
Institutional Shares	306,763	221,639
Net Increase (Decrease) from Capital Share Transactions	(2,747,030)	7,491,600
Total Increase (Decrease)	(15,048,835)	23,290,728
Net Assets
Beginning of Period	84,721,901	61,431,173
End of Period	69,673,066	84,721,901
See accompanying Notes, which are an integral part of the Financial Statements.
16

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.37	$28.23	$31.21	$27.69	$26.40
Investment Operations
Net Investment Income[1]	.684	.602	.586	.719	.787
Net Realized and Unrealized Gain (Loss) on Investments	(4.766)	7.475	(2.498)	3.801	1.639
Total from Investment Operations	(4.082)	8.077	(1.912)	4.520	2.426
Distributions
Dividends from Net Investment Income	(.686)	(.620)	(.624)	(.752)	(.851)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.342)	(.317)	(.444)	(.248)	(.285)
Total Distributions	(1.028)	(.937)	(1.068)	(1.000)	(1.136)
Net Asset Value, End of Period	$30.26	$35.37	$28.23	$31.21	$27.69
Total Return[2]	-11.39%	28.73%	-5.88%	16.59%	9.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$127	$196	$188	$243	$1,871
Ratio of Total Expenses to Average Net Assets	0.26%[3]	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.18%	1.77%	2.18%	2.48%	3.02%
Portfolio Turnover Rate[4]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
17

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$106.44	$84.96	$93.93	$83.36	$79.47
Investment Operations
Net Investment Income[1]	2.240	1.960	1.889	2.335	2.487
Net Realized and Unrealized Gain (Loss) on Investments	(14.394)	22.486	(7.525)	11.379	4.934
Total from Investment Operations	(12.154)	24.446	(5.636)	13.714	7.421
Distributions
Dividends from Net Investment Income	(2.152)	(1.943)	(1.947)	(2.364)	(2.646)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.074)	(1.023)	(1.387)	(.780)	(.885)
Total Distributions	(3.226)	(2.966)	(3.334)	(3.144)	(3.531)
Net Asset Value, End of Period	$91.06	$106.44	$84.96	$93.93	$83.36
Total Return	-11.25%	28.88%	-5.80%	16.70%	9.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,825	$46,673	$32,064	$37,682	$30,857
Ratio of Total Expenses to Average Net Assets	0.12%[2]	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.38%	1.90%	2.33%	2.60%	3.15%
Portfolio Turnover Rate[3]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$150.85	$120.40	$133.12	$118.14	$112.63
Investment Operations
Net Investment Income[1]	3.201	2.761	2.677	3.315	3.507
Net Realized and Unrealized Gain (Loss) on Investments	(20.428)	31.890	(10.672)	16.121	7.008
Total from Investment Operations	(17.227)	34.651	(7.995)	19.436	10.515
Distributions
Dividends from Net Investment Income	(3.050)	(2.770)	(2.759)	(3.350)	(3.751)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.523)	(1.431)	(1.966)	(1.106)	(1.254)
Total Distributions	(4.573)	(4.201)	(4.725)	(4.456)	(5.005)
Net Asset Value, End of Period	$129.05	$150.85	$120.40	$133.12	$118.14
Total Return[2]	-11.26%	28.91%	-5.74%	16.73%	9.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,110	$25,764	$19,702	$23,274	$18,223
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.12%	0.12%	0.12%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.41%	1.90%	2.33%	2.60%	3.16%
Portfolio Turnover Rate[4]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.35	$18.64	$20.60	$18.28	$17.43
Investment Operations
Net Investment Income[1]	.500	.432	.421	.518	.543
Net Realized and Unrealized Gain (Loss) on Investments	(3.168)	4.933	(1.646)	2.496	1.085
Total from Investment Operations	(2.668)	5.365	(1.225)	3.014	1.628
Distributions
Dividends from Net Investment Income	(.475)	(.432)	(.429)	(.522)	(.583)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.237)	(.223)	(.306)	(.172)	(.195)
Total Distributions	(.712)	(.655)	(.735)	(.694)	(.778)
Net Asset Value, End of Period	$19.97	$23.35	$18.64	$20.60	$18.28
Total Return	-11.27%	28.91%	-5.68%	16.77%	9.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,610	$12,089	$9,478	$10,027	$8,206
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to Average Net Assets	2.43%	1.92%	2.37%	2.63%	3.18%
Portfolio Turnover Rate[3]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
20

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.  ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their
21

Real Estate Index Fund
performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings.
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Real Estate Index Fund
While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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Real Estate Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,082,000, representing less than 0.01% of the fund’s net assets and 0.83% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $95,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	69,224,698	—	14	69,224,712
Temporary Cash Investments	399,890	—	—	399,890
Total	69,624,588	—	14	69,624,602

Derivative Financial Instruments
Assets
Swap Contracts	—	30,997	—	30,997
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Real Estate Index Fund
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,137,196
Total Distributable Earnings (Loss)	(3,137,196)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	3,729,779
Capital Loss Carryforwards	(2,572,771)
Qualified Late-Year Losses	—
Other Temporary Differences	179,644
Total	1,336,652
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,667,787	1,500,177
Long-Term Capital Gains	—	—
Return of Capital	832,796	773,321
Total	2,500,583	2,273,498
*	Includes short-term capital gains, if any.
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Real Estate Index Fund
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	65,894,823
Gross Unrealized Appreciation	11,273,876
Gross Unrealized Depreciation	(7,544,097)
Net Unrealized Appreciation (Depreciation)	3,729,779
F.  During the year ended January 31, 2023, the fund purchased $11,858,060,000 of investment securities and sold $14,892,200,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,055,352,000 and $9,385,117,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $15,414,000 and sales were $4,383,000, resulting in net realized loss of $361,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	12,156	378	40,853	1,192
Issued in Lieu of Cash Distributions	4,774	163	5,511	161
Redeemed	(58,357)	(1,875)	(81,477)	(2,463)
Net Increase (Decrease)—Investor Shares	(41,427)	(1,334)	(35,113)	(1,110)
ETF Shares
Issued	6,166,911	65,225	12,323,320	119,786
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,213,809)	(99,300)	(6,070,834)	(58,700)
Net Increase (Decrease)—ETF Shares	(3,046,898)	(34,075)	6,252,486	61,086
Admiral Shares
Issued	2,666,411	20,054	4,265,102	29,377
Issued in Lieu of Cash Distributions	682,639	5,494	616,726	4,188
Redeemed	(3,314,518)	(25,007)	(3,829,240)	(26,405)
Net Increase (Decrease)—Admiral Shares	34,532	541	1,052,588	7,160
26

Real Estate Index Fund
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	2,009,244	97,409	2,230,405	98,845
Issued in Lieu of Cash Distributions	357,630	18,606	311,998	13,695
Redeemed	(2,060,111)	(102,593)	(2,320,764)	(103,325)
Net Increase (Decrease)—Institutional Shares	306,763	13,422	221,639	9,215
27

Real Estate Index Fund
H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2023 Market Value ($000)
Easterly Government Properties Inc.	90,343	13,288	22,120	(553)	(16,183)	1,997	—	NA2
Equity Commonwealth	NA3	20,421	43,382	(2,063)	64	5,071	—	NA2
Hudson Pacific Properties Inc.	NA3	16,823	30,465	(18,155)	(68,244)	6,832	—	NA2
Vanguard Market Liquidity Fund	147,613	NA4	NA4	15	55	6,278	2	399,890
Vanguard Real Estate II Index Fund	9,542,041	337,315	—	—	(1,360,121)	198,144	90,589	8,471,187
VICI Properties Inc.	NA3,5	594,465	424,164	62,419	212,541	54,845	—	NA2
Total	9,779,997	982,312	520,131	41,663	(1,231,888)	273,167	90,591	8,871,077
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
3	Not applicable—at January 31, 2022, the issuer was not an affiliated company of the fund.
4	Not applicable—purchases and sales are for temporary cash investment purposes.
5	Not applicable—in April 2022, VICI Properties Inc. acquired MGM Growth Properties LLC.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
28

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2023
Initial Investment of $100,000,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-11.23%	6.70%	5.67%	$134,285,670
Real Estate Spliced Index	-11.15	6.77	5.74	134,763,810
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	10.92	174,033,800
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
29

Real Estate II Index Fund
Fund Allocation
As of January 31, 2023
Diversified Real Estate Activities	0.2%
Diversified REITs	2.9
Health Care REITs	7.9
Hotel & Resort REITs	2.8
Industrial REITs	12.4
Office REITs	5.5
Real Estate Development	0.3
Real Estate Operating Companies	0.4
Real Estate Services	4.1
Residential REITs	13.6
Retail REITs	12.6
Specialized REITs	37.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
30

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (94.9%)
Diversified REITs (2.9%)
	WP Carey Inc.	1,222,290	104,542
	STORE Capital Corp.	1,612,144	51,927
	Essential Properties Realty Trust Inc.	895,719	22,823
	Broadstone Net Lease Inc.	1,097,179	19,870
	Global Net Lease Inc.	659,032	9,853
	American Assets Trust Inc.	326,198	9,284
	Alexander & Baldwin Inc.	461,014	9,229
	Empire State Realty Trust Inc. Class A	876,755	7,312
	Armada Hoffler Properties Inc.	428,464	5,433
	iStar Inc.	541,478	5,025
	Gladstone Commercial Corp.	250,489	4,256
	NexPoint Diversified Real Estate Trust	200,024	2,618
	One Liberty Properties Inc.	106,880	2,577
			254,749
Health Care REITs (7.9%)
	Welltower Inc.	2,936,055	220,322
	Ventas Inc.	2,532,696	131,219
	Healthpeak Properties Inc.	3,419,232	93,960
	Healthcare Realty Trust Inc. Class A	2,411,439	51,918
[1]	Medical Properties Trust Inc.	3,795,895	49,157
	Omega Healthcare Investors Inc.	1,483,327	43,669
	Physicians Realty Trust	1,435,547	22,768
	Sabra Health Care REIT Inc.	1,463,753	19,761
	National Health Investors Inc.	282,818	16,638
	CareTrust REIT Inc.	614,701	12,737
	LTC Properties Inc.	256,575	9,788
	Community Healthcare Trust Inc.	151,103	6,479
	Shares	Market Value• ($000)
Universal Health Realty Income Trust	83,070	4,553
Global Medical REIT Inc.	394,880	4,435
Diversified Healthcare Trust	1,510,063	1,195
		688,599
Hotel & Resort REITs (2.8%)
Host Hotels & Resorts Inc.	4,529,546	85,382
Ryman Hospitality Properties Inc.	332,092	30,848
Apple Hospitality REIT Inc.	1,377,563	24,424
Park Hotels & Resorts Inc.	1,026,200	15,095
Sunstone Hotel Investors Inc.	1,344,618	14,777
Pebblebrook Hotel Trust	832,720	13,657
RLJ Lodging Trust	1,030,971	12,959
DiamondRock Hospitality Co.	1,336,171	12,867
Xenia Hotels & Resorts Inc.	724,666	10,798
Service Properties Trust	1,045,623	9,317
Summit Hotel Properties Inc.	676,855	5,767
Chatham Lodging Trust	294,311	4,182
		240,073
Industrial REITs (12.4%)
Prologis Inc.	5,848,437	756,086
Rexford Industrial Realty Inc.	1,083,911	68,796
EastGroup Properties Inc.	276,035	46,443
Americold Realty Trust Inc.	1,457,078	45,767
First Industrial Realty Trust Inc.	836,745	44,640
STAG Industrial Inc.	1,135,488	40,423
Terreno Realty Corp.	478,790	30,848
LXP Industrial Trust	1,773,744	20,487
Innovative Industrial Properties Inc.	177,341	15,922
Plymouth Industrial REIT Inc.	253,867	5,682
Industrial Logistics Properties Trust	416,776	1,838
		1,076,932
31

Real Estate II Index Fund
		Shares	Market Value• ($000)
Office REITs (5.5%)
	Alexandria Real Estate Equities Inc.	982,123	157,866
	Boston Properties Inc.	943,551	70,332
	Kilroy Realty Corp.	666,203	27,341
	Cousins Properties Inc.	959,195	26,301
	Vornado Realty Trust	1,032,690	25,187
	Highwoods Properties Inc.	666,545	20,243
	Corporate Office Properties Trust	712,501	20,000
	Douglas Emmett Inc.	1,114,112	18,661
	Equity Commonwealth	705,107	17,994
[1]	SL Green Realty Corp.	407,189	16,756
	JBG SMITH Properties	653,519	13,162
	Hudson Pacific Properties Inc.	897,852	10,227
	Easterly Government Properties Inc. Class A	546,152	8,870
*	Veris Residential Inc.	490,802	8,491
	Piedmont Office Realty Trust Inc. Class A	781,797	8,287
	Paramount Group Inc.	1,143,174	7,374
	Brandywine Realty Trust	1,084,906	7,117
	Office Properties Income Trust	306,675	5,263
	Orion Office REIT Inc.	357,915	3,454
	City Office REIT Inc.	263,546	2,593
	Franklin Street Properties Corp.	590,918	1,820
			477,339
Residential REITs (13.6%)
	AvalonBay Communities Inc.	885,998	157,211
	Equity Residential	2,264,001	144,104
	Invitation Homes Inc.	3,867,562	125,696
	Sun Communities Inc.	781,453	122,579
	Mid-America Apartment Communities Inc.	731,459	121,949
	Essex Property Trust Inc.	412,599	93,276
	UDR Inc.	2,058,674	87,679
	Equity LifeStyle Properties Inc.	1,120,051	80,397
	Camden Property Trust	641,214	79,004
	American Homes 4 Rent Class A	1,982,924	67,994
	Apartment Income REIT Corp. Class A	976,919	37,377
	Independence Realty Trust Inc.	1,408,056	26,514
	Elme Communities	553,414	10,626
	NexPoint Residential Trust Inc.	146,387	7,392
	Apartment Investment & Management Co. Class A	964,549	7,244
		Shares	Market Value• ($000)
	Centerspace	97,523	6,594
	UMH Properties Inc.	331,073	5,933
			1,181,569
Retail REITs (12.6%)
	Simon Property Group Inc.	2,074,197	266,451
	Realty Income Corp.	3,913,115	265,427
	Kimco Realty Corp.	3,919,129	88,024
	Regency Centers Corp.	975,762	65,015
	National Retail Properties Inc.	1,122,346	53,143
	Federal Realty Investment Trust	461,506	51,472
	Brixmor Property Group Inc.	1,898,578	44,674
	Spirit Realty Capital Inc.	863,856	37,906
	Agree Realty Corp.	505,859	37,752
	Kite Realty Group Trust	1,388,585	30,132
	Phillips Edison & Co. Inc.	739,322	24,782
	Macerich Co.	1,361,425	18,706
	SITE Centers Corp.	1,221,116	16,668
	Tanger Factory Outlet Centers Inc.	661,005	12,632
	Retail Opportunity Investments Corp.	789,232	12,494
	Urban Edge Properties	744,040	11,719
	InvenTrust Properties Corp.	426,949	10,618
	Acadia Realty Trust	601,824	9,346
	Getty Realty Corp.	251,894	9,176
	NETSTREIT Corp.	318,416	6,410
	Necessity Retail REIT Inc. Class A	843,319	5,760
	RPT Realty	538,528	5,644
	Saul Centers Inc.	90,858	3,890
	Urstadt Biddle Properties Inc. Class A	191,345	3,593
	Alexander's Inc.	14,595	3,463
	CBL & Associates Properties Inc.	80,280	2,139
*,2	Spirit MTA REIT	257,871	—
			1,097,036
Specialized REITs (37.2%)
	American Tower Corp.	2,950,127	659,029
	Equinix Inc.	577,084	425,963
	Crown Castle Inc.	2,743,886	406,397
	Public Storage	1,001,058	304,662
	Digital Realty Trust Inc.	1,821,104	208,735
	VICI Properties Inc. Class A	6,102,367	208,579
	SBA Communications Corp. Class A	683,548	203,376
	Weyerhaeuser Co.	4,690,809	161,505
	Extra Space Storage Inc.	848,508	133,920
	Iron Mountain Inc.	1,841,970	100,535
	Gaming & Leisure Properties Inc.	1,626,169	87,098
	CubeSmart	1,422,150	65,120

32

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Lamar Advertising Co. Class A	552,007	58,811
	Life Storage Inc.	534,715	57,771
	Rayonier Inc.	927,884	33,766
	PotlatchDeltic Corp.	510,642	24,996
	National Storage Affiliates Trust	552,342	22,535
[1]	EPR Properties	475,386	20,194
	Outfront Media Inc.	882,979	17,571
	Four Corners Property Trust Inc.	516,003	14,840
	Uniti Group Inc.	1,504,029	9,911
[1]	Safehold Inc.	156,502	5,471
	Gladstone Land Corp.	206,103	4,027
			3,234,812
Total Equity Real Estate Investment Trusts (REITs) (Cost $7,046,202)			8,251,109
Real Estate Management & Development (4.9%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	205,390	9,674
	RMR Group Inc. Class A	98,011	3,040
			12,714
Real Estate Development (0.3%)
*	Howard Hughes Corp.	237,215	20,280
*	Forestar Group Inc.	125,880	1,873
			22,153
Real Estate Operating Companies (0.4%)
	DigitalBridge Group Inc.	1,038,243	15,366
	Kennedy-Wilson Holdings Inc.	785,464	14,044
*,1	Seritage Growth Properties Class A	230,514	2,801
*	FRP Holdings Inc.	38,782	2,178
*,1	WeWork Inc.	1,130,344	1,797
			36,186
Real Estate Services (4.1%)
*	CBRE Group Inc. Class A	2,035,540	174,059
*	Jones Lang LaSalle Inc.	303,629	56,132
*	Zillow Group Inc. Class C	1,005,072	44,434
*	Zillow Group Inc. Class A	372,098	15,985
		Shares	Market Value• ($000)
*	Cushman & Wakefield plc	929,688	13,415
	Newmark Group Inc. Class A	998,822	8,560
[1]	eXp World Holdings Inc.	432,629	6,745
*	Anywhere Real Estate Inc.	724,552	6,144
*	Compass Inc. Class A	1,506,201	6,055
	Marcus & Millichap Inc.	164,344	5,956
*,1	Opendoor Technologies Inc.	2,593,429	5,680
*,1	Redfin Corp.	617,367	4,618
	RE/MAX Holdings Inc. Class A	119,118	2,717
	Douglas Elliman Inc.	461,492	2,150
*,1	Doma Holdings Inc.	719,697	511
*,1	Offerpad Solutions Inc.	357,193	328
			353,489
Total Real Estate Management & Development (Cost $508,696)			424,542
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[3,4]	Vanguard Market Liquidity Fund, 4.437% (Cost $58,760)	587,679	58,762
Total Investments (100.5%) (Cost $7,613,658)			8,734,413
Other Assets and Liabilities—Net (-0.5%)			(44,578)
Net Assets (100%)			8,689,835
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $48,513,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $51,019,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

33

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Americold Realty Trust Inc.	1/31/24	GSI	7,853	(4.557)	—	—
Park Hotels & Resorts Inc.	1/31/24	GSI	5,884	(4.557)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $992,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,554,898)	8,675,651
Affiliated Issuers (Cost $58,760)	58,762
Total Investments in Securities	8,734,413
Investment in Vanguard	296
Cash	6,315
Receivables for Accrued Income	7,898
Total Assets	8,748,922
Liabilities
Payables for Investment Securities Purchased	7,344
Collateral for Securities on Loan	51,019
Payables for Capital Shares Redeemed	428
Payables to Vanguard	296
Total Liabilities	59,087
Net Assets	8,689,835
1 Includes $48,513,000 of securities on loan.
At January 31, 2023, net assets consisted of:

Paid-in Capital	7,582,685
Total Distributable Earnings (Loss)	1,107,150
Net Assets	8,689,835

Net Assets
Applicable to 397,480,558 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,689,835
Net Asset Value Per Share	$21.86
See accompanying Notes, which are an integral part of the Financial Statements.
35

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends	218,246
Interest[1]	92
Securities Lending—Net	235
Total Income	218,573
Expenses
The Vanguard Group—Note B
Investment Advisory Services	704
Management and Administrative	5,890
Marketing and Distribution	127
Custodian Fees	79
Auditing Fees	37
Shareholders’ Reports	—
Trustees’ Fees and Expenses	2
Other Expenses	18
Total Expenses	6,857
Expenses Paid Indirectly	(9)
Net Expenses	6,848
Net Investment Income	211,725
Realized Net Gain (Loss)
Capital Gain Distributions Received	48,674
Investment Securities Sold[1]	22,717
Swap Contracts	(1,111)
Realized Net Gain (Loss)	70,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,336,365)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(1,336,365)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,054,360)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $92,000, ($3,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	211,725	176,897
Realized Net Gain (Loss)	70,280	53,384
Change in Unrealized Appreciation (Depreciation)	(1,336,365)	1,912,230
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,054,360)	2,142,511
Distributions
Net Investment Income and/or Realized Capital Gains	(291,773)	(186,333)
Return of Capital	(48,996)	(76,790)
Total Distributions	(340,769)	(263,123)
Capital Share Transactions
Issued	203,267	—
Issued in Lieu of Cash Distributions	340,769	263,123
Redeemed	(1,113)	—
Net Increase (Decrease) from Capital Share Transactions	542,923	263,123
Total Increase (Decrease)	(852,206)	2,142,511
Net Assets
Beginning of Period	9,542,041	7,399,530
End of Period	8,689,835	9,542,041
See accompanying Notes, which are an integral part of the Financial Statements.
37

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.69	$20.50	$22.64	$20.10	$19.17
Investment Operations
Net Investment Income[1]	.558	.484	.471	.571	.611
Net Realized and Unrealized Gain (Loss) on Investments	(3.493)	5.427	(1.808)	2.752	1.176
Total from Investment Operations	(2.935)	5.911	(1.337)	3.323	1.787
Distributions
Dividends from Net Investment Income	(.528)	(.477)	(.465)	(.590)	(.626)
Distributions from Realized Capital Gains	(.238)	(.034)	—	—	—
Return of Capital	(.129)	(.210)	(.338)	(.193)	(.231)
Total Distributions	(.895)	(.721)	(.803)	(.783)	(.857)
Net Asset Value, End of Period	$21.86	$25.69	$20.50	$22.64	$20.10
Total Return	-11.23%	28.96%	-5.70%	16.78%	9.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,690	$9,542	$7,400	$7,848	$6,719
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.47%	1.95%	2.41%	2.63%	3.22%
Portfolio Turnover Rate	5%[3]	6%	4%	3%	23%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
38

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2023, the Real Estate Index Fund was the record and beneficial owner of 97.5% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting
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Real Estate II Index Fund
arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities
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Real Estate II Index Fund
lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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Real Estate II Index Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $296,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,675,651	—	—	8,675,651
Temporary Cash Investments	58,762	—	—	58,762
Total	8,734,413	—	—	8,734,413

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable swap agreements and designation of dividends paid were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the deferral of
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Real Estate II Index Fund
income from real estate investment trusts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,081,493
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	25,657
Total	1,107,150
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	198,902	180,753
Long-Term Capital Gains	92,871	5,580
Return of Capital	48,996	76,790
Total	340,769	263,123
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,652,920
Gross Unrealized Appreciation	2,006,428
Gross Unrealized Depreciation	(924,935)
Net Unrealized Appreciation (Depreciation)	1,081,493
F.  During the year ended January 31, 2023, the fund purchased $943,813,000 of investment securities and sold $441,979,000 of investment securities, other than temporary cash investments. Purchases and sales include $191,875,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $1,939,000 and sales were $467,000, resulting in net realized loss of $77,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Real Estate II Index Fund
G.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2023 Shares (000)	2022 Shares (000)

Issued	9,838	—
Issued in Lieu of Cash Distributions	16,244	10,506
Redeemed	(52)	—
Net Increase (Decrease) in Shares Outstanding	26,030	10,506
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
44

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2023, the related statements of operations for the year ended January 31, 2023, the statements of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2023 and each of the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
45

Tax information (unaudited) for Vanguard Real Estate Index Fund
The fund hereby designates $33,231,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,776,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $1,634,556,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

Tax information (unaudited) for Vanguard Real Estate II Index Fund
The fund hereby designates $3,899,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $27,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $92,871,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $83,134,000 of its capital gain dividends as 20% rate gain distributions and $9,737,000 as unrecaptured section 1250 gain distributions (25% rate gain).
The fund hereby designates $195,003,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
46

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q1230 032023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2023: $424,000
Fiscal Year Ended January 31, 2022: $411,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2023: $10,494,508
Fiscal Year Ended January 31, 2022: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended January 31, 2023: $2,757,764
Fiscal Year Ended January 31, 2022: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended January 31, 2023: $5,202,689
Fiscal Year Ended January 31, 2022: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended January 31, 2023: $298,000
Fiscal Year Ended January 31, 2022: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)            (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2023: $5,500,689
Fiscal Year Ended January 31, 2022: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)            For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 24, 2023

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 24, 2023

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.